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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 8/31
Date of reporting period: 8/31/12

Item 1. Reports to Stockholders.

Annual Report to Shareholders                August 31, 2012

Invesco Core Plus Bond Fund
Nasdaq:
A: ACPSX ▪ B: CPBBX ▪ C: CPCFX ▪ R: CPBRX ▪ Y: CPBYX ▪ Institutional: CPIIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
28	Financial Statements
31	Notes to Financial Statements
40	Financial Highlights
41	Auditor’s Report
42	Fund Expenses
43	Approval of Investment Advisory and Sub-Advisory Agreements
45	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Core Plus Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
     In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2012, Invesco Core Plus Bond Fund, at net asset value (NAV), outperformed the Fund’s broad market/style-specific index. Sector and security selection were the major contributors to performance for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.86%

Class B Shares	7.06

Class C Shares	6.96

Class R Shares	7.59

Class Y Shares	8.12

Institutional Class Shares	8.03

Barclays U.S. Aggregate Index▼(Broad Market/Style-Specific Index)	5.78

Lipper Intermediate Investment Grade Debt Funds Index▪ (Peer Group Index)	7.60

Source(s): ▼Invesco, Barclays via FactSet Research Systems Inc.; ▪Lipper Inc.

How we invest
The Fund primarily invests in investment grade fixed income securities generally represented by the Barclays U.S. Aggregate Index (the Fund’s broad market/ style-specific index), which includes corporate bonds, US Treasury and agency securities, mortgage-backed securities (MBS) and asset-backed securities. We seek to maintain a dollar-weighted average portfolio maturity of between three and 10 years. The Fund may invest up to 30% of its total assets in foreign debt securities, up to 20% in high yield debt securities (“junk bonds”), up to 30% in developing markets debt securities and up to 20% in securities denominated in currencies other than the US dollar.
     The Fund invests from time to time in derivative instruments such as futures contracts and swap agreements, including interest rate futures and credit derivatives, including credit default swaps (CDS) and/or credit default indexes (CDX). It can also engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-
announced (TBA) market for agency MBS. These strategies are implemented within the risk profile of the guidelines set forth in the Fund’s prospectus.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic analysis as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macroeconomic risk exposure (for example, duration, yield curve positioning and sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Anxiety linked to the aforementioned events and related concerns about global financial sector stability dominated bond market headlines and investors’ psyches, leading to wider credit spreads and increased demand for the perceived safe haven of US government bonds that pushed US interest rates to near-historic lows1, in spite of the earlier credit rating downgrade.
     Those negative headlines faded during the fall of 2011, but signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter of 2011 and into the spring of 2012. Likewise, in the bond markets, rotation into riskier assets began, as interest rates rose and corporate credit spreads tightened. In late March, markets paused, and while corporate earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By May, the stock

Portfolio Composition
By security type

US Dollar Denominated Bonds & Notes	44.5%

US Government Sponsored
Mortgage-Backed Securities	30.3

US Treasury Securities	13.4

Asset-Backed Securities	13.3

US Government Sponsored
Agency Securities	0.9

Non-US Dollar Denominated Bonds & Notes	0.3

Preferred Stocks	0.3

Municipal Obligations	0.2

Money Market Funds
Plus Other Assets Less Liabilities	-3.2

Top 10 Fixed Income Issuers*

1.	Federal Home Loan Mortgage Corp.	20.7%

2.	US Treasury Notes	10.8

3.	Federal National Mortgage Association	8.0

4.	US Treasury Bonds	2.5

5.	Bear Stearns Commercial
	Mortgage Securities	2.3

6.	Wachovia Bank Commercial
	Mortgage Trust	1.4

7.	Morgan Stanley	1.2

8.	Morgan Stanley Capital I	1.1

9.	Government National
	Mortgage Association	1.0

10.	GS Mortgage Securities Corp. II	0.9

Total Net Assets	$534.3 million

Total Number of Holdings*	898
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4	Invesco Core Plus Bond Fund

market went into steady decline. Bond investors followed suit by pushing US Treasury bond yields to historic lows1 and credit spreads wider, as investors grew concerned about the possibility of a Greek exit from the European Union and the potential collapse of the euro. Economic data and earnings in the US began to show signs of deceleration amid contagion from both European and Asian weakness.
     Toward the end of the reporting period, yet another European commitment to a lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement, along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the stock market modestly higher. Similarly, sustained low yields for government bonds and the return of robust demand for yield in the credit markets combined to drive bond market indexes higher.
     With this economic and market environment as a backdrop, the Fund generated positive returns for the 12-month reporting period in absolute terms and, at net asset value, outperformed its broad market/style-specific benchmark. Overweight positions across non-government sectors and security selection during the latter part of the reporting period contributed to the outperformance.
     Sector allocation decisions emphasized non-government holdings throughout the fiscal year. Despite the ebb and flow of credit market volatility throughout the reporting period, the Fund’s sustained overweight positions in financials and commercial mortgage-backed securities (CMBS) developed into principal drivers of our positive relative return, along with our strategic out-of-index “plus” sector allocations to high yield securities and emerging markets. Conversely, a small overweight position in agency MBS and underweight exposure to the energy sector during the reporting period were marginal drags on performance versus the benchmark.
     Security selection among agency MBS, especially among lower coupon MBS, was an important contributor to performance. Security selection in the consumer non-cyclicals, consumer cyclicals and transports credit sub-sectors helped performance. Weak security selection in financials, CMBS and asset-backed securities (ABS) was attributable to our bias toward less risky credits within these sectors and slightly offset otherwise strong security selection for the reporting period.
     The Fund benefited from incremental income earned by mortgage dollar roll transactions, a type of repurchase transaction in the highly liquid TBA market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return on the portfolio.
     The Fund also may use active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk/return expectations. The contribution to Fund performance from duration and yield curve positioning versus the benchmark was mixed over the reporting period but was slightly positive overall. Although we maintained the portfolio’s duration slightly longer than the benchmark on average during a period of falling interest rates, the timing of changes and the degree of variance from the index during the reporting period detracted from relative returns. However, favorable yield curve management that emphasized longer maturities more than offset the negative effect from the Fund’s fluctuating duration position. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration.
     Part of our strategy to manage credit and currency risk in the portfolio during the reporting period entailed buying and selling credit protection via credit derivatives and hedging currency risk associated with non-US dollar denominated bonds. We hedged credit risk for approximately 5% of the portfolio’s market value by purchasing protection via CDX and CDS for select banking sector names beginning in May 2012. We also used CDS to efficiently capture relative value opportunities within the consumer cyclicals sectors early in 2012. The currency hedging activity was carried out on an as-needed basis for select non-US dollar denominated securities and was effective in managing unwanted currency risk of non-US dollar denominated holdings.
     Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1 Source: Forbes Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Chuck Burge
Portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.
Claudia Calich
Portfolio manager, is manager of Invesco Core Plus Bond Fund. She joined Invesco in 2004. Ms. Calich earned a BA in economics from Susquehanna University and an MA in international economics from the International University of Japan in Niigata.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 1999. Mr. Craddock earned a BS in mechanical engineering from Clemson University and an MBA with a concentration in finance from Georgia Institute of Technology’s Dupree School of Management.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5	Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Index data from 5/31/09; Fund data from 6/3/09

1	Source: Lipper Inc.
2	Sources: Invesco, Barclays via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
continued on page 7

6	Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

Class A Shares

Inception (6/3/09)	6.04%

1 Year	2.72

Class B Shares

Inception (6/3/09)	6.04%

1 Year	2.06

Class C Shares

Inception (6/3/09)	6.82%

1 Year	5.96

Class R Shares

Inception (6/3/09)	7.38%

1 Year	7.59

Class Y Shares

Inception (6/3/09)	7.91%

1 Year	8.12

Institutional Class Shares

Inception (6/3/09)	7.88%

1 Year	8.03
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/3/09)	5.64%

1 Year	1.88

Class B Shares

Inception (6/3/09)	5.66%

1 Year	1.21

Class C Shares

Inception (6/3/09)	6.53%

1 Year	5.21

Class R Shares

Inception (6/3/09)	7.06%

1 Year	6.74

Class Y Shares

Inception (6/3/09)	7.63%

1 Year	7.37

Institutional Class Shares

Inception (6/3/09)	7.59%

1 Year	7.28
gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.75%, 1.50%, 1.50%, 1.00%, 0.50% and 0.50%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class
shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on Class A, Class B, Class C, Class R and Class Y shares, or on Institutional Class shares in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

continued from page 6

About indexes used in this report
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

■	The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index considered representative of intermediate investment-grade debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus,visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Forward foreign currency exchange contracts risk. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACPSX
Class B Shares	CPBBX
Class C Shares	CPCFX
Class R Shares	CPBRX
Class Y Shares	CPBYX
Institutional Class Shares	CPIIX

8	Invesco Core Plus Bond Fund

Schedule of Investments

August 31, 2012

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–44.47%(a)
Advertising–0.19%
National CineMedia LLC, Sr. Sec. Gtd. Notes, 6.00%, 04/15/22(b)	$10,000	$10,450

Omnicom Group Inc., Sr. Unsec. Global Notes, 3.63%, 05/01/22	550,000	578,613

WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	365,000	410,163

		999,226

Aerospace & Defense–0.18%
BE Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	20,000	21,000

Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	70,000	79,187

Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 03/15/18	60,000	64,650

7.13%, 03/15/21	40,000	43,500

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	10,000	10,938

Textron Inc., Sr. Unsec. Notes, 4.63%, 09/21/16	675,000	735,298

		954,573

Agricultural Products–0.22%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/16	245,000	259,073

Cargill, Inc., Sr. Unsec. Notes, 5.60%, 09/15/12(b)	60,000	60,080

Ingredion Inc., Sr. Unsec. Notes, 3.20%, 11/01/15	75,000	78,804

6.63%, 04/15/37	635,000	802,432

		1,200,389

Airlines–1.08%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16 (Acquired 10/13/11-11/29/11; Cost $69,950)(b)(c)	85,000	83,937

American Airlines Pass Through Trust, Series 2011-1, Class A, Sr. Sec. Gtd. Pass Through Ctfs., 5.25%, 01/31/21	1,094,102	1,141,969

Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	353,425	358,726

Continental Airlines Pass Through Trust, Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	11,342	11,625

Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	1,217,561	1,415,415

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	3,910	4,290

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	26,636	26,703

Series 2012-1, Class A, Sec. Pass Through Ctfs., 4.15%, 04/11/24	500,000	505,937

Delta Air Lines Pass Through Trust, Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	525,625	600,855

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	85,000	86,700

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	10,000	10,263

Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 4.75%, 05/07/20	1,335,000	1,373,381

Delta Air Lines, Inc., Sec. Notes, 12.25%, 03/15/15(b)	25,000	27,188

Sr. Sec. Notes, 9.50%, 09/15/14(b)	2,000	2,113

UAL Pass Through Trust, Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	64,437	67,941

Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	7,280	8,409

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	3,987	4,615

US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	25,557	23,449

Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 5.90%, 10/01/24	10,000	10,656

Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	10,000	10,300

Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	10,000	10,225

		5,784,697

Alternative Carriers–0.04%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	30,000	31,762

Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	20,000	22,450

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 07/01/19	10,000	10,550

8.63%, 07/15/20	15,000	16,163

9.38%, 04/01/19	110,000	121,000

		201,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Aluminum–0.02%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	$88,500	$88,998

Apparel Retail–0.08%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	54,000	58,590

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	129,000	139,723

J. Crew Group Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	80,000	84,400

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	5,000	6,038

Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	120,000	135,300

		424,051

Apparel, Accessories & Luxury Goods–0.09%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	95,000	103,312

Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	102,000	101,490

Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	66,000	68,805

7.63%, 05/15/20	100,000	106,750

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	100,000	95,688

		476,045

Asset Management & Custody Banks–0.29%
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 6.25%, 08/15/42(b)	1,070,000	1,094,515

Samson Investment Co., Sr. Unsec. Notes, 9.75%, 02/15/20(b)	25,000	25,750

State Street Capital Trust III, Jr. Unsec. Gtd. Sub. Variable Rate Bonds, 5.46%(d)(e)	445,000	446,112

		1,566,377

Auto Parts & Equipment–0.02%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	121,000	128,563

Automobile Manufacturers–0.46%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	71,000	87,507

Ford Motor Credit Co LLC, Sr. Unsec. Notes, 3.98%, 06/15/16(b)	2,300,000	2,378,200

General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/17(b)	15,000	15,150

		2,480,857

Automotive Retail–0.32%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	1,500,000	1,722,725

Penske Automotive Group Inc., Sr. Gtd. Sub. Notes, 5.75%, 10/01/22(b)	10,000	10,225

		1,732,950

Biotechnology–0.00%
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	20,000	21,450

Brewers–0.68%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.00%, 10/15/12	1,670,000	1,674,860

5.38%, 11/15/14	125,000	138,010

SABMiller Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.75%, 01/15/22(b)	950,000	1,039,346

4.95%, 01/15/42(b)	670,000	784,166

		3,636,382

Broadcasting–0.67%
Clear Channel Worldwide Holdings Inc., Series A, Sr. Unsec. Gtd. Notes, 7.63%, 03/15/20	8,000	7,710

Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	60,000	58,650

COX Communications Inc., Sr. Unsec. Notes, 8.38%, 03/01/39(b)	1,220,000	1,846,709

9.38%, 01/15/19(b)	25,000	34,106

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	1,275,000	1,641,184

		3,588,359

Building Products–0.12%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	20,000	18,100

Associated Materials LLC/AMH New Finance Inc., Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	55,000	53,350

Building Materials Corp. of America, Sr. Unsec. Gtd. Notes, 7.50%, 03/15/20(b)	95,000	104,262

Sr. Unsec. Notes, 6.88%, 08/15/18(b)	36,000	39,015

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	60,000	61,688

Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	20,000	21,575

Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	126,000	134,820

Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	40,000	41,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Building Products–(continued)

USG Corp., Sr. Unsec. Gtd. Notes, 7.88%, 03/30/20(b)	$55,000	$59,400

Sr. Unsec. Notes, 9.75%, 01/15/18	90,000	96,750

		629,960

Cable & Satellite–1.24%
British Sky Broadcasting Group PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.50%, 11/15/18(b)	25,000	34,285

Comcast Corp., Sr. Unsec. Gtd. Global Notes, 6.50%, 01/15/15	20,000	22,666

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	80,000	103,588

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 2.40%, 03/15/17	620,000	639,327

DISH DBS Corp., Sr. Unsec. Gtd. Notes, 4.63%, 07/15/17(b)	70,000	71,225

5.88%, 07/15/22(b)	15,000	15,206

Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/20	75,000	81,188

7.50%, 04/01/21	115,000	125,063

Sr. Unsec. Gtd. Notes, 7.25%, 10/15/20(b)	30,000	32,475

NBC Universal Media LLC, Sr. Unsec. Global Notes, 2.10%, 04/01/14	775,000	792,120

5.15%, 04/30/20	350,000	413,382

5.95%, 04/01/41	740,000	923,769

Time Warner Cable, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	680,000	788,278

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 5.25%, 01/15/21	200,000	230,261

6.50%, 01/15/18	2,155,000	2,376,815

		6,649,648

Casinos & Gaming–0.20%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	55,000	59,262

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 12.75%, 04/15/18	15,000	10,538

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	5,000	4,163

Caesars Operating Escrow LLC/ Caesars Escrow Corp, Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	40,000	40,000

Chester Downs & Marina LLC, Sr. Sec. Gtd. Sub. Notes, 9.25%, 02/01/20(b)	10,000	10,300

CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. PIK Global Notes, 10.75%, 01/15/17	61,816	65,989

Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	70,000	74,725

Sr. Sec. Gtd. Notes, 7.63%, 01/15/16	5,000	5,338

Codere Finance Luxembourg SA (Luxembourg), Sr. Gtd. Notes, 9.25%, 02/15/19	10,000	7,950

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	150,000	157,312

Sr. Unsec. Gtd. Notes,
7.75%, 03/15/22	160,000	162,800

8.63%, 02/01/19(b)	10,000	10,675

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	99,000	102,465

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.48%, 02/01/14(b)(d)	160,000	154,400

Sr. Sec. Notes, 9.13%, 02/01/15(b)	25,000	25,062

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	85,000	95,625

Sr. Sec. Gtd. First Mortgage Notes, 5.38%, 03/15/22(b)	55,000	56,100

		1,042,704

Coal & Consumable Fuels–0.02%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	35,000	37,800

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	37,000	37,786

Westmoreland Coal Co./Westmoreland Partners, Sr. Sec. Gtd. Global Notes, 10.75%, 02/01/18	15,000	13,988

		89,574

Communications Equipment–0.04%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	65,000	59,637

Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	40,000	34,600

Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	21,000	22,680

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	26,000	28,795

ViaSat Inc., Sr. Unsec. Gtd. Global Notes,, 6.88%, 06/15/20	40,000	41,900

		187,612

Computer & Electronics Retail–0.40%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 7.00%, 07/15/13	2,010,000	2,066,531

Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	65,000	70,525

		2,137,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Computer Storage & Peripherals–0.02%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	$7,000	$7,508

7.75%, 12/15/18	70,000	76,825

		84,333

Construction & Engineering–0.25%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	80,000	87,400

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	45,000	46,913

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	125,000	125,937

URS Corp., Sr. Unsec. Notes, 5.00%, 04/01/22(b)	1,050,000	1,068,754

		1,329,004

Construction & Farm Machinery & Heavy Trucks–0.73%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	40,000	47,050

Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	51,000	51,956

Deere & Co., Sr. Unsec. Notes, 3.90%, 06/09/42	2,765,000	2,919,793

John Deere Capital Corp., Unsec. Global Notes, 0.88%, 04/17/15	670,000	674,865

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	35,000	38,938

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	118,000	112,837

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	50,000	52,563

		3,898,002

Construction Materials–0.04%
Cemex Finance LLC (Mexico), Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	100,000	102,428

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	100,000	107,125

		209,553

Consumer Finance–0.28%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 06/26/15	48,000	49,320

7.50%, 09/15/20	185,000	212,519

8.00%, 03/15/20	115,000	135,125

8.00%, 11/01/31	10,000	11,875

National Money Mart Co., Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	75,000	84,000

SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	355,000	381,224

Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	615,000	638,128

		1,512,191

Data Processing & Outsourced Services–0.07%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	228,000	244,530

First Data Corp., Sr. Sec. Gtd. Notes, 6.75%, 11/01/20	45,000	44,662

7.38%, 06/15/19(b)	44,000	45,540

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/18	20,000	21,400

7.63%, 11/15/20	12,000	12,930

		369,062

Department Stores–0.01%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	45,000	40,950

Distillers & Vintners–0.01%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	60,000	69,375

Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	5,000	5,650

		75,025

Diversified Banks–4.76%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	440,000	441,969

Sr. Unsec. Gtd. Notes, 3.88%, 11/10/14(b)	420,000	423,504

Access Finance B.V. (Nigeria), Sr. Unsec. Gtd. Notes, 7.25%, 07/25/17(b)	200,000	206,997

Akbank TAS (Turkey), Sr. Unsec. Notes, 5.13%, 07/22/15(b)	100,000	103,033

6.50%, 03/09/18(b)	200,000	218,937

Alfa Bank OJSC Via Alfa Bond Issuance PLC (Russia), Sr. Unsec. Gtd. Loan Participation Notes 7.75%, 04/28/21(b)	200,000	207,459

ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,080,000	1,085,458

Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.10%, 03/23/15(b)	415,000	432,375

Unsec. Sub. Notes, 5.75%, 03/01/22(b)	200,000	211,859

Banco Davivienda S.A. (Colombia), Unsec. Sub. Notes, 5.88%, 07/09/22(b)	200,000	208,857

Banco de Credito Del Peru (Peru), Sr. Unsec. Sub. Notes, 6.13%, 04/24/27(b)(d)	110,000	119,258

Banco GNB Sudameris S.A. (Colombia), Unsec. Sub. Notes, 7.50%, 07/30/22(b)	130,000	143,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

Bangkok Bank PCL (Thailand), Sr. Unsec. Notes, 4.80%, 10/18/20(b)	$100,000	$108,225

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	1,525,000	1,562,758

Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/20	810,000	824,625

DBS Bank Ltd. (Singapore), Unsec. Sub. Notes, 3.63%, 09/21/22(b)	200,000	205,737

Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	700,000	758,234

HBOS PLC (United Kingdom)–Series G, Unsec. Sub. Medium-Term Notes, 6.75%, 05/21/18(b)	1,360,000	1,340,591

HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	1,050,000	1,125,024

ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 09/01/15(b)	255,000	258,715

Unsec. Notes, 3.75%, 03/07/17(b)	330,000	343,311

Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 3.50%, 08/22/17	730,000	773,543

Lloyds TSB Bank PLC (United Kingdom), Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	955,000	969,030

Nordea Bank AB (Sweden), Sr. Unsec. Notes, 4.88%, 01/27/20(b)	575,000	638,825

RBS Capital Trust II (United Kingdom), Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(d)(e)	11,000	8,635

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	975,000	1,035,236

Series 2, Sr. Unsec. Gtd. Global Notes, 3.40%, 08/23/13	475,000	483,065

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(b)	700,000	665,463

Siam Commercial Bank Ltd. (Thailand), Sr. Unsec. Notes, 3.38%, 03/19/17(b)	200,000	204,285

Societe Generale S.A. (France), Sr. Unsec. Medium-Term Notes, 5.20%, 04/15/21(b)	1,460,000	1,498,688

Sr. Unsec. Notes, 2.50%, 01/15/14(b)	1,940,000	1,926,269

Standard Chartered PLC (Hong Kong), Sr. Unsec. Notes, 3.85%, 04/27/15(b)	775,000	806,718

5.50%, 11/18/14(b)	1,880,000	2,005,110

Turkiye Halk Bankasi A.S. (Turkey), Sr. Unsec. Bonds, 4.88%, 07/19/17(b)	200,000	205,913

U.S. Bancorp., Sr. Unsec. Notes, 2.00%, 06/14/13	45,000	45,582

U.S. Bank N.A., Sub. Notes, 3.78%, 04/29/20	1,400,000	1,489,979

VTB Bank OJSC Via VTB Capital S.A. (Russia),
Sr. Unsec. Loan Participation Notes,
6.32%, 02/22/18(b)	1,415,000	1,460,411

6.55%, 10/13/20(b)	660,000	689,515

Sr. Unsec. Notes, 6.00%, 04/12/17(b)	200,000	208,587

		25,445,333

Diversified Capital Markets–0.41%
UBS AG (Switzerland), Sr. Unsec. Global Notes, 5.88%, 12/20/17	200,000	232,815

Sr. Unsec. Medium-Term Bank Notes, 3.88%, 01/15/15	560,000	590,826

Sr. Unsec. Medium-Term Global Notes, 5.75%, 04/25/18	1,200,000	1,388,697

		2,212,338

Diversified Metals & Mining–0.64%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(b)	170,000	227,530

FMG Resources Pty. Ltd. (Australia),
Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	75,000	72,224

7.00%, 11/01/15(b)	60,000	59,400

Sr. Unsec. Notes, 6.88%, 04/01/22(b)	10,000	9,268

Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Global Notes, 3.55%, 03/01/22	500,000	499,335

Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	45,000	31,565

Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	1,700,000	1,781,672

Southern Copper Corp., Sr. Unsec. Global Notes, 5.38%, 04/16/20	150,000	168,873

6.75%, 04/16/40	225,000	263,107

Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	103,008

Volcan Cia Minera S.A.A. (Peru), Sr. Unsec. Notes, 5.38%, 02/02/22(b)	190,000	206,339

		3,422,321

Diversified REIT’s–0.79%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(b)	2,765,000	2,877,178

Qatari Diar Finance QSC (Qatar), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	1,175,000	1,349,293

		4,226,471

Drug Retail–0.04%
CVS Pass-Through Trust, Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	208,661	238,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Electric Utilities–1.86%
Comision Federal de Electridad (Mexico), Sr. Unsec. Notes, 5.75%, 02/14/42(b)	$200,000	$229,139

DCP Midstream LLC, Sr. Unsec. Notes, 9.75%, 03/15/19(b)	569,000	733,293

Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,270,000	1,292,503

LSP Energy L.P./LSP Batesville Funding Corp.–Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(c)	5,000	5,025

Majapahit Holding B.V. (Indonesia), Sr. Unsec. Gtd. Notes, 7.75%, 01/20/20(b)	100,000	123,553

Mississippi Power Co–Series 12 Class A, Sr. Unsec. Notes, 4.25%, 03/15/42	1,350,000	1,410,473

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	2,715,000	3,292,862

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	770,000	1,110,296

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	800,000	964,486

5.10%, 11/30/12	780,000	788,731

		9,950,361

Electrical Components & Equipment–0.02%
Belden Inc., Sr. Sub. Gtd. Notes, 5.50%, 09/01/22(b)	40,000	40,200

Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	55,000	59,469

		99,669

Electronic Components–0.25%
Corning, Inc., Sr. Unsec. Notes, 4.75%, 03/15/42	1,155,000	1,255,637

6.63%, 05/15/19	85,000	105,284

		1,360,921

Electronic Manufacturing Services–0.03%
Jabil Circuit Inc., Sr. Unsec. Global Notes, 4.70%, 09/15/22	13,000	13,162

Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	122,000	123,220

		136,382

Environmental & Facilities Services–0.21%
Clean Harbors Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/20(b)	10,000	10,275

Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	1,050,000	1,116,837

		1,127,112

Forest Products–0.00%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	20,000	13,950

Gas Utilities–0.04%
AmeriGas Finance LLC/ Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	35,000	37,625

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	73,000	72,452

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	80,000	86,000

7.38%, 08/01/21(b)	33,000	35,063

		231,140

General Merchandise Stores–0.11%
Dollar General Corp., Sr. Unsec. Gtd. Global Notes, 4.13%, 07/15/17	575,000	599,437

Gold–1.46%
AngloGold Ashanti Holdings PLC (South Africa), Sr. Unsec. Gtd. Global Notes, 5.13%, 08/01/22	110,000	112,338

Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 2.90%, 05/30/16	1,210,000	1,277,861

3.85%, 04/01/22	750,000	776,227

Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	600,000	694,033

Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	2,135,000	2,137,554

Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.13%, 09/01/21	1,365,000	1,396,822

6.88%, 09/01/41	1,365,000	1,422,466

		7,817,301

Health Care Equipment–0.01%
Biomet Inc., Sr. Unsec. Notes, 6.50%, 08/01/20	10,000	10,425

DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	54,000	49,950

Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	21,000	18,165

		78,540

Health Care Facilities–0.08%
CHS/Community Health systems, Sr. Sec. Gtd. Global Notes, 5.13%, 08/15/18	7,000	7,263

HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	90,000	96,075

7.88%, 02/15/20	42,000	47,145

HealthSouth Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	10,000	10,925

7.75%, 09/15/22	5,000	5,475

8.13%, 02/15/20	45,000	49,781

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.49%, 09/15/15(d)	34,000	34,021

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Health Care Facilities–(continued)

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 8.00%, 08/01/20	$27,000	$28,822

9.25%, 02/01/15	145,000	161,675

		441,182

Health Care Services–0.84%
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 08/15/22	25,000	26,156

Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	2,525,000	2,762,848

Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	190,000	202,642

Highmark, Inc., Sr. Unsec. Notes, 6.13%, 05/15/41(b)	730,000	798,090

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	585,000	612,332

Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	35,000	35,962

Radiation Therapy Services Inc., Sr. Sec. Gtd. Global Notes, 8.88%, 01/15/17	45,000	43,650

		4,481,680

Health Care Technology–0.01%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	45,000	48,938

Homebuilding–0.07%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 07/15/15	65,000	65,081

8.13%, 06/15/16	27,000	28,013

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	95,000	99,987

KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/22	20,000	20,700

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	62,000	67,658

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	15,000	15,975

Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,, 7.00%, 04/01/22	20,000	21,200

Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	38,000	40,660

Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	18,000	19,710

		378,984

Hotels, Resorts & Cruise Lines–0.58%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	5,000	5,381

Hyatt Hotels Corp., Sr. Unsec. Notes, 6.88%, 08/15/19(b)	120,000	144,097

Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.25%, 03/15/18	25,000	27,938

7.50%, 10/15/27	10,000	10,350

Wyndham Worldwide Corp., Sr. Unsec. Notes, 5.63%, 03/01/21	1,530,000	1,690,937

7.38%, 03/01/20	1,035,000	1,243,583

		3,122,286

Household Products–0.01%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	65,000	68,494

Housewares & Specialties–0.01%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	45,000	49,500

Independent Power Producers & Energy Traders–0.07%
AES Corp. (The), Sr. Unsec. Global Notes, 7.75%, 10/15/15	10,000	11,350

8.00%, 10/15/17	140,000	164,500

Calpine Corp., Sr. Sec. Gtd. Notes, 7.25%, 10/15/17(b)	55,000	59,125

7.50%, 02/15/21(b)	58,000	64,670

NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	45,000	48,262

		347,907

Industrial Conglomerates–0.77%
General Electric Capital Corp., Sr. Unsec. Notes, 2.25%, 11/09/15	65,000	67,335

Hutchison Whampoa International Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	925,000	1,167,642

Unsec. Gtd. Notes, 5.75%, 09/11/19(b)	1,000,000	1,164,041

Unsec. Gtd. Sub. Notes, 6.00%(b)(e)	200,000	208,250

Sigma Alimentos S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.63%, 04/14/18(b)	1,350,000	1,489,835

		4,097,103

Industrial Machinery–0.27%
Actuant Corp., Sr. Unsec. Gtd. Notes, 5.63%, 06/15/22(b)	20,000	20,700

Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	5,000	5,312

Mcron Finance Sub LLC/Mcron Finance Corp., Sr. Sec. Notes, 8.38%, 05/15/19(b)	10,000	10,325

Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21	1,230,000	1,374,566

SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	20,000	22,400

		1,433,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Integrated Oil & Gas–0.26%
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Loan Participation Notes, 4.95%, 05/23/16(b)	$200,000	$212,300

KazMunayGas National Co. (Kazakhstan), Sr. Unsec. Bonds, 7.00%, 05/05/20(b)	210,000	258,529

Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 7.25%, 11/05/19(b)	100,000	119,013

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.38%, 01/27/21	140,000	156,350

Petroleos de Venezuela S.A. (Venezuela), Sr. Unsec. Gtd. Notes, 8.50%, 11/02/17(b)	200,000	177,945

Petroleos de Venezuela S.A. (Venezuela)-REGS, Sr. Unsec. Gtd. Euro Notes, 8.50%, 11/02/17(b)	110,000	97,900

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 6.50%, 06/02/41(b)	100,000	125,595

5.50%, 06/27/44(b)	200,000	218,745

		1,366,377

Integrated Telecommunication Services–1.07%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	13,000	20,104

AT&T Inc., Sr. Unsec. Global Notes, 1.70%, 06/01/17	1,430,000	1,476,030

2.50%, 08/15/15	905,000	954,219

2.95%, 05/15/16	160,000	172,472

4.45%, 05/15/21	85,000	99,924

CenturyLink Inc.–Series U, Sr. Unsec. Global Notes, 7.65%, 03/15/42	910,000	942,940

France Telecom S.A. (France), Sr. Unsec. Global Notes, 5.38%, 01/13/42	290,000	336,803

Globo Comunicacao e Participacoes S.A. (Brazil), Sr. Sec. Notes, 6.25%, 12/31/49	100,000	106,831

Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	415,000	385,223

Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.75%, 11/01/41	590,000	667,740

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	531,000	543,930

		5,706,216

Internet Software & Services–0.02%
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	100,000	112,750

8.13%, 03/01/18	15,000	16,725

		129,475

Investment Banking & Brokerage–2.85%
Charles Schwab Corp. (The)–Series A, Jr. Unsec. Sub. Notes, 7.00%(e)	2,400,000	2,676,000

E*TRADE Financial Corp., Sr. Unsec. Notes, 6.75%, 06/01/16	5,000	5,225

Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes,
5.13%, 01/15/15	780,000	836,223

5.25%, 07/27/21	1,110,000	1,183,598

5.75%, 01/24/22	2,405,000	2,662,517

Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	660,000	691,493

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	505,000	505,811

Morgan Stanley,
Sr. Unsec. Global Notes,
4.00%, 07/24/15	450,000	459,486

6.38%, 07/24/42	1,825,000	1,879,819

Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	955,000	1,010,213

Sr. Unsec. Notes,
2.88%, 01/24/14	100,000	100,864

3.45%, 11/02/15	2,010,000	2,023,560

5.75%, 01/25/21	985,000	1,023,119

Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	170,000	179,228

		15,237,156

Leisure Facilities–0.01%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	25,000	26,438

Leisure Products–0.02%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	85,000	86,063

Life & Health Insurance–1.74%
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	50,000	51,370

MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/42	2,200,000	2,239,982

Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	735,000	782,320

Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	1,385,000	1,420,692

Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	425,000	471,751

Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	1,640,000	2,004,900

Series D, Sr. Unsec. Medium-Term Notes,
2.75%, 01/14/13	50,000	50,374

3.88%, 01/14/15	1,405,000	1,489,974

4.75%, 09/17/15	550,000	604,229

7.38%, 06/15/19	130,000	162,796

		9,278,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Life Sciences Tools & Services–0.45%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	$2,005,000	$2,386,432

Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	5,000	4,931

		2,391,363

Managed Health Care–0.62%
Cigna Corp., Sr. Unsec. Global Notes, 5.38%, 02/15/42	725,000	822,732

Sr. Unsec. Notes,
4.50%, 03/15/21	180,000	200,400

5.88%, 03/15/41	125,000	150,384

UnitedHealth Group, Inc., Sr. Unsec. Notes, 4.88%, 02/15/13	2,120,000	2,161,399

		3,334,915

Marine–0.00%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Global Notes, 8.63%, 11/01/17	2,000	1,910

Movies & Entertainment–0.09%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	95,000	104,144

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	27,000	30,240

Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	285,000	338,115

		472,499

Multi-Line Insurance–0.38%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	10,000	12,731

CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	20,000	23,073

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	3,000	3,047

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	75,000	85,125

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	320,000	342,400

Sr. Unsec. Gtd. Notes, 4.95%, 05/01/22(b)	10,000	10,431

Metropolitan Life Global Funding I, Sr. Sec. Global Notes, 5.13%, 04/10/13(b)	1,460,000	1,500,119

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	25,000	33,972

		2,010,898

Office REIT’s–0.14%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	675,000	719,330

DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	30,000	33,225

		752,555

Office Services & Supplies–0.22%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	5,000	4,844

Steelcase, Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	1,090,000	1,178,920

		1,183,764

Oil & Gas Drilling–0.42%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	6,000	6,435

Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	930,000	1,014,502

6.38%, 12/15/21	1,000,000	1,208,270

		2,229,207

Oil & Gas Equipment & Services–0.05%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	82,000	84,972

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	90,000	92,700

SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	77,000	81,981

		259,653

Oil & Gas Exploration & Production–1.74%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/21	66,000	67,815

6.13%, 07/15/22	5,000	5,225

Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	50,000	54,765

Apache Corp., Sr. Unsec. Global Notes, 4.75%, 04/15/43	1,325,000	1,526,996

Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	80,000	85,900

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 09/01/21	90,000	98,550

Sr. Unsec. Gtd. Notes, 7.63%, 11/15/22(b)	15,000	15,938

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	25,000	26,063

Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	5,000	5,006

6.63%, 08/15/20	131,000	135,094

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	25,000	26,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Continental Resources Inc.,
Sr. Unsec. Gtd. Global Notes,
7.13%, 04/01/21	$50,000	$56,187

8.25%, 10/01/19	45,000	50,906

Sr. Unsec. Gtd. Notes, 5.00%, 09/15/22(b)	35,000	36,400

Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec. Bonds, 5.50%, 12/15/21(b)	200,000	229,398

EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	35,000	36,400

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	121,000	109,807

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	40,000	39,100

Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	7,000	7,560

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	95,000	99,691

Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/24	12,000	13,043

Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	85,000	90,312

Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/23	30,000	30,825

Pemex Project Funding Master Trust (Mexico), Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	340,000	426,613

Pertamina Persero PT (Indonesia), Sr. Unsec. Notes, 4.88%, 05/03/22(b)	200,000	215,150

6.00%, 05/03/42(b)	200,000	219,255

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.50%, 02/06/17	1,495,000	1,548,440

5.75%, 01/20/20	645,000	730,891

6.88%, 01/20/40	625,000	786,895

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 06/01/15	1,930,000	2,018,056

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	20,000	23,357

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	100,000	107,500

8.63%, 10/15/19	5,000	5,688

QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	38,000	39,140

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.75%, 06/01/21	75,000	80,250

5.00%, 08/15/22	10,000	10,463

SM Energy Co., Sr. Unsec. Global Notes, 6.63%, 02/15/19	110,000	115,500

6.50%, 11/15/21	25,000	26,250

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	75,000	80,719

WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	35,000	37,275

		9,319,111

Oil & Gas Refining & Marketing–0.18%
Crosstex Energy, L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/01/22(b)	15,000	14,775

United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	100,000	107,250

Valero Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/37	680,000	822,988

		945,013

Oil & Gas Storage & Transportation–0.90%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/15/18	37,000	39,868

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	132,000	138,600

Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Notes, 8.38%, 06/01/19(b)	25,000	24,500

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	82,000	95,017

Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	150,000	174,944

Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	1,005,000	1,247,943

Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	420,000	515,934

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/15/22	30,000	31,950

6.50%, 08/15/21	130,000	140,725

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	30,000	18,825

Plains All American Pipeline L.P./PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	400,000	422,460

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	37,000	40,006

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	105,000	113,400

Sr. Unsec. Gtd. Notes, 6.38%, 08/01/22(b)	15,000	15,750

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	35,000	36,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)

Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	$255,000	$347,227

Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	1,305,000	1,387,291

		4,790,928

Other Diversified Financial Services–2.01%
Bank of America Corp.,
Sr. Unsec. Global Notes,
3.70%, 09/01/15	700,000	735,283

4.50%, 04/01/15	40,000	42,601

6.50%, 08/01/16	10,000	11,459

Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	220,000	246,422

Bear Stearns Cos., LLC (The), Unsec. Sub. Notes, 5.55%, 01/22/17	115,000	130,364

Citigroup, Inc., Sr. Unsec. Global Notes, 6.01%, 01/15/15	2,145,000	2,346,246

Sr. Unsec. Notes, 4.75%, 05/19/15	25,000	26,870

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.25%, 01/10/14(b)	2,000,000	2,021,606

5.80%, 10/15/12(b)	300,000	301,747

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	25,000	27,207

JPMorgan Chase & Co., Sr. Unsec. Floating Rate Medium-Term Notes, 1.08%, 02/26/13(d)	40,000	40,107

Sr. Unsec. Global Notes,
6.30%, 04/23/19	190,000	231,761

5.60%, 07/15/41	825,000	1,007,217

Merrill Lynch & Co., Inc.–Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	3,530,000	3,594,626

Twin Reefs Pass-Through Trust, Sec. Pass Through Ctfs., 0.00% (Acquired 12/07/04-10/03/06; Cost $1,104,600)(b)(c)(e)(f)	1,110,000	—

		10,763,516

Packaged Foods & Meats–0.51%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	85,000	85,000

Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(b)	1,065,000	1,191,463

4.50%, 01/25/22(b)	100,000	108,744

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	960,000	971,725

7.00%, 08/11/37	70,000	97,888

MHP S.A. (Ukraine), Sr. Unsec. Gtd. Notes, 10.25%, 04/29/15(b)	200,000	198,501

Post Holdings Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/15/22(b)	65,000	68,575

		2,721,896

Paper Packaging–0.01%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	40,000	41,900

Paper Products–0.20%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	128,000	128,240

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	20,000	21,950

International Paper Co., Sr. Unsec. Global Notes, 4.75%, 02/15/22	265,000	298,918

6.00%, 11/15/41	415,000	496,393

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	70,000	74,550

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14(c)	40,000	27,300

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	20,000	20,400

		1,067,751

Personal Products–0.26%
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	1,340,000	1,327,874

NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	60,000	67,650

		1,395,524

Pharmaceuticals–0.04%
Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	100,000	109,250

Endo Health Solutions Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	75,000	81,562

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	35,000	37,625

		228,437

Railroads–0.28%
CSX Corp., Sr. Unsec. Global Notes, 6.15%, 05/01/37	130,000	168,895

Sr. Unsec. Notes, 5.50%, 04/15/41	900,000	1,089,929

Georgian Railway JSC, Sr. Unsec. Notes, 7.75%, 07/11/22	200,000	221,027

		1,479,851

Real Estate Services–0.01%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	28,000	30,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Regional Banks–0.76%
CIT Group Inc., Sr. Unsec. Global Notes, 5.25%, 03/15/18	$90,000	$94,500

Sr. Unsec. Gtd. Notes, 7.00%, 05/02/17(b)	21,115	21,115

Sr. Unsec. Notes,
5.00%, 05/15/17	15,000	15,750

5.50%, 02/15/19(b)	155,000	162,750

Series C, Sr. Unsec. Notes, 5.25%, 04/01/14(b)	10,000	10,444

Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	1,550,000	1,615,207

First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	650,000	750,279

Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	465,000	515,936

PNC Funding Corp., Sr. Unsec. Gtd. Notes, 6.70%, 06/10/19	330,000	419,165

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	225,000	240,188

Unsec. Sub. Notes, 7.38%, 12/10/37	10,000	10,225

Susquehanna Bancshare Inc., Sr. Unsec. Global Notes, 5.38%, 08/15/22	7,000	7,233

Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	35,000	39,025

Unsec. Sub. Global Notes, 5.13%, 06/15/17	135,000	131,119

		4,032,936

Research & Consulting Services–0.02%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	102,000	107,610

Residential REIT’s–0.40%
Essex Portfolio LP, Unsec. Gtd. Notes, 3.63%, 08/15/22(b)	2,135,000	2,143,205

Retail REIT’s–0.18%
Simon Property Group L.P., Sr. Unsec. Notes, 4.75%, 03/15/42	610,000	670,765

WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	250,000	299,276

		970,041

Semiconductor Equipment–0.04%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	65,000	65,812

7.38%, 05/01/18	42,000	43,785

Sensata Technologies B.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	120,000	127,350

		236,947

Semiconductors–0.03%
Advanced Micro Devices, Sr. Unsec. Notes, 7.50%, 08/15/22	5,000	4,950

Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	55,000	59,675

Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	100,000	98,500

		163,125

Sovereign Debt–2.42%
Argentina Boden Bonds (Argentina), Sr. Unsec. Bonds, 7.00%, 10/03/15	400,000	337,489

Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.25%, 09/14/21	290,000	313,635

Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds, 6.13%, 01/18/41	170,000	232,475

Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds, 7.50%, 05/06/21(b)	100,000	114,500

Sr. Unsec. Notes, 9.04%, 01/23/18(b)	65,579	74,596

Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds, 8.13%, 10/06/19(b)(g)	150,000	196,125

REGS, Sr. Unsec. Euro Bonds, 8.13%, 10/06/19(b)(g)	90,000	117,675

Hungary Government (Hungary), Sr. Unsec. Global Notes, 4.75%, 02/03/15	60,000	60,750

Indonesia Government International Bond (Indonesia), Sr. Unsec. Bonds, 6.63%, 02/17/37(b)	300,000	390,750

Unsec. Notes, 3.75%, 04/25/22(b)	300,000	310,875

Lithuania Government International Bond (Lithuania), Sr. Unsec. Notes, 6.13%, 03/09/21(b)	200,000	230,000

Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	1,800,000	1,970,338

Sr. Unsec. Medium-Term Global Notes, 4.75%, 03/08/44	60,000	67,350

Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	300,000	401,250

Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 5.20%, 01/30/20	250,000	301,250

Perusahaan Penerbit SBSN (Indonesia), Sr. Unsec. Notes, 4.00%, 11/21/18(b)	200,000	206,500

Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/33	136,000	234,600

Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 5.00%, 01/13/37	300,000	351,000

6.38%, 10/23/34	300,000	407,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Sovereign Debt–(continued)

Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 5.00%, 03/23/22	$210,000	$242,025

5.13%, 04/21/21	220,000	256,437

Provincia de Buenos Aires (Argentina), Sr. Unsec. Notes, 11.75%, 10/05/15(b)	300,000	249,750

Romanian Government International Bond (Romania), Sr. Unsec. Notes, 6.75%, 02/07/22(b)	110,000	119,763

Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(b)	1,700,000	1,786,989

5.00%, 04/29/20(b)	600,000	685,800

Senegal Government International Bond (Senegal), Sr. Unsec. Notes, 8.75%, 05/13/21(b)	200,000	230,750

South Africa Government International Bond (South Africa), Sr. Unsec. Global Notes, 5.88%, 05/30/22	100,000	124,000

Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec. Notes, 6.25%, 10/04/20(b)	150,000	159,000

Euro REGS, Notes, 7.40%, 01/22/15(b)	150,000	162,375

Turkey Government International Bond (Turkey), Sr. Unsec. Global Bonds, 5.63%, 03/30/21	150,000	174,750

Sr. Unsec. Global Notes, 6.75%, 05/30/40	100,000	129,250

Unsec. Global Notes,
5.13%, 03/25/22	200,000	224,500

6.00%, 01/14/41	200,000	236,250

Ukraine Government International Bond (Ukraine), Sr. Unsec. Notes, 6.75%, 11/14/17(b)	150,000	136,875

7.95%, 02/23/21(b)	200,000	189,500

Uruguay Government International Bond (Uruguay), Unsec. Global Notes, 8.00%, 11/18/22	250,000	361,875

Venezuela Government International Bond (Venezuela), Sr. Unsec. Global Bonds., 9.25%, 09/15/27	600,000	527,250

Vietnam Government International Bond (Vietnam), Sr. Unsec. Bonds, 6.75%, 01/29/20(b)	100,000	109,630

Vnesheconcombank Via VEB Finance PLC (Russia), Sr. Unsec. Notes, 6.03%, 07/05/22	200,000	221,260

Wakala Global Sukuk BHD (Malaysia), Bonds, 2.99%, 07/06/16(b)	250,000	260,233

		12,907,045

Specialized Finance–1.37%
International Lease Finance Corp.,
Sr. Sec. Notes, 6.50%, 09/01/14(b)	1,915,000	2,058,625

Sr. Unsec. Global Notes,
4.88%, 04/01/15	1,050,000	1,088,062

5.75%, 05/15/16	400,000	417,600

5.88%, 04/01/19	20,000	20,594

5.88%, 08/15/22	75,000	75,094

6.25%, 05/15/19	100,000	104,719

8.75%, 03/15/17	85,000	98,547

Sr. Unsec. Notes, 8.25%, 12/15/20	155,000	182,222

Series C, Sr. Unsec. Medium-Term Notes, 5.63%, 09/20/13	10,000	10,375

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 2.63%, 09/16/12	25,000	25,016

Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	2,130,000	3,140,067

Waha Aerospace B.V. (United Arab Emirates), Sr. Unsec. Gtd. Bonds, 3.93%, 07/28/20(b)	80,000	85,757

		7,306,678

Specialized REIT’s–1.25%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	430,000	458,746

Sr. Unsec. Notes, 4.50%, 01/15/18	100,000	109,977

Entertainment Properties Trust, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	3,880,000	4,344,871

Host Hotels & Resorts L.P., Sr. Gtd. Global Notes, 6.00%, 11/01/20	70,000	77,875

Sr. Unsec. Notes, 5.25%, 03/15/22(b)	40,000	43,100

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	10,000	10,925

Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	20,000	22,325

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,495,000	1,538,355

Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.75%, 06/01/21	50,000	54,927

		6,661,101

Specialty Chemicals–0.03%
Ashland Inc., Sr. Unsec. Notes, 4.75%, 08/15/22(b)	15,000	15,188

Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	90,000	85,162

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	42,000	45,990

		146,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Specialty Stores–0.02%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	$80,000	$85,600

Steel–0.78%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 4.00%, 08/05/15	30,000	29,758

4.75%, 02/25/17	400,000	396,100

6.13%, 06/01/18	845,000	861,166

6.50%, 02/25/22	20,000	19,547

6.75%, 03/01/41	1,280,000	1,114,404

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	50,000	51,125

Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.38%, 01/11/22	130,000	133,325

4.63%, 09/15/20	730,000	769,281

6.88%, 11/10/39	655,000	779,686

		4,154,392

Systems Software–0.00%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 12/20/10; Cost $30,675)(b)	30,000	17,700

Technology Distributors–0.01%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	50,000	52,500

Tires & Rubber–0.01%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	45,000	49,669

Tobacco–0.40%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/21	1,845,000	2,132,882

Trading Companies & Distributors–0.05%
Air Lease Corp., Sr. Unsec. Notes, 5.63%, 04/01/17(b)	55,000	55,069

Aircastle Ltd., Sr. Unsec. Global Notes, 6.75%, 04/15/17	110,000	118,525

7.63%, 04/15/20	15,000	16,725

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18	37,000	39,636

UR Merger Sub Corp., Sec. Gtd. Notes, 5.75%, 07/15/18(b)	5,000	5,312

Sr. Unsec. Global Notes, 8.25%, 02/01/21	30,000	33,000

		268,267

Trucking–0.24%
Avis Budget Car Rental LLC/Avis Budget Finance Inc.,
Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	105,000	114,450

9.75%, 03/15/20	15,000	16,950

Sr. Unsec. Gtd. Notes, 8.25%, 01/15/19(b)	15,000	16,350

Hertz Corp. (The),
Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19	100,000	105,500

7.38%, 01/15/21	25,000	27,313

7.50%, 10/15/18	80,000	86,800

Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	20,000	21,100

Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	860,000	890,426

		1,278,889

Wireless Telecommunication Services–0.87%
America Movil S.A.B de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	1,115,000	1,442,414

Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	30,000	29,850

Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	152,000	148,580

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 3.21%, 08/15/15(b)	25,000	25,813

4.88%, 08/15/20(b)	1,835,000	2,023,087

Digicel Group Ltd. (Ireland), Sr. Unsec. Notes, 8.88%, 01/15/15(b)	200,000	204,750

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20	100,000	105,000

7.88%, 09/01/18	20,000	21,463

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	25,000	22,750

6.90%, 05/01/19	57,000	58,425

Sprint Nextel Corp., Sr. Unsec. Global Notes, 11.50%, 11/15/21	15,000	18,788

Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)	105,000	115,237

9.00%, 11/15/18(b)	40,000	47,350

VimpelCom Holdings B.V. (Russia), Sr. Unsec. Gtd. Notes, 7.50%, 03/01/22(b)	200,000	201,500

Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)	200,000	184,000

		4,649,007

Total U.S. Dollar Denominated Bonds and Notes (Cost $220,589,039)		237,583,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

U.S. Government Sponsored Mortgage-Backed Securities–30.26%
Collateralized Mortgage Obligations–1.09%
Fannie Mae REMICs, 1.01%, 06/25/37(d)	$1,616,196	$1,639,147

4.00%, 08/25/18	6,250	6,248

7.00%, 05/25/33, IO	35,340	8,859

6.00%, 07/25/33, IO	55,041	9,549

FDIC Structured Sale Gtd. Notes, 0.78%, 02/25/48 (Acquired 03/05/10; Cost $922,607)(b)(d)	896,089	898,479

Fontainebleu Miami Beach Trust, 3.88%, 05/05/27(b)	3,000,000	3,165,421

Freddie Mae REMICs, 5.00%, 11/15/17	82,844	85,024

		5,812,727

Federal Home Loan Mortgage Corp. (FHLMC)–19.84%
Pass Through Ctfs., 6.00%, 08/01/14 to 02/01/34	872,248	971,301

5.50%, 05/01/16 to 07/01/40	11,330,844	12,443,317

6.50%, 05/01/16 to 09/01/36	2,151,194	2,474,487

7.00%, 06/01/16 to 10/01/34	3,184,093	3,736,611

7.50%, 04/01/17 to 05/01/35	1,343,731	1,652,273

3.50%, 08/01/26	3,047,135	3,286,838

8.50%, 08/01/31	131,572	165,789

8.00%, 08/01/32	106,449	132,405

5.00%, 07/01/34 to 06/01/40	12,612,245	13,916,323

Pass Through Ctfs., ARM, 2.81%, 12/01/36(d)	353,895	379,228

2.93%, 05/01/37(d)	584,772	628,599

3.14%, 02/01/37(d)	115,762	124,253

Pass Through Ctfs., TBA, 2.50%, 10/01/27(h)	10,000,000	10,356,250

3.50%, 10/01/42(h)	14,500,000	15,313,360

4.00%, 10/01/42(h)	19,500,000	20,834,531

4.50%, 10/01/42(h)	18,205,000	19,585,310

		106,000,875

Federal National Mortgage Association (FNMA)–8.29%
Pass Through Ctfs., 7.50%, 11/01/15 to 08/01/37	1,759,424	2,144,643

7.00%, 12/01/15 to 02/01/34	1,590,670	1,848,578

6.50%, 05/01/16 to 01/01/37	703,610	810,517

6.00%, 05/01/17 to 10/01/39	438,522	483,692

5.00%, 03/01/18 to 12/01/39	4,003,805	4,428,020

5.50%, 11/01/18 to 06/01/40	6,698,753	7,410,375

8.00%, 08/01/21 to 04/01/33	253,347	311,382

9.50%, 04/01/30	62,311	75,467

8.50%, 10/01/32	203,489	255,773

Pass Through Ctfs., ARM 2.32%, 05/01/35(d)	954,293	1,017,141

2.61%, 01/01/37(d)	416,907	444,539

3.04%, 03/01/38(d)	222,079	237,323

Pass Through Ctfs., TBA, 2.50%, 09/01/27(h)	4,500,000	4,675,781

3.00%, 10/01/27 to 10/01/42(h)	5,000,000	5,240,313

4.00%, 10/01/42(h)	12,960,000	13,881,374

5.00%, 10/01/42(h)	945,000	1,031,970

		44,296,888

Government National Mortgage Association (GNMA)–1.04%
Government National Mortgage Association,
Pass Through Ctfs.,
7.50%, 06/15/23 to 05/15/32	63,461	73,959

9.00%, 09/15/24 to 10/15/24	24,988	25,279

8.50%, 02/15/25	7,887	8,028

8.00%, 08/15/25 to 09/15/26	107,931	125,919

6.56%, 01/15/27	175,985	207,617

7.00%, 04/15/28 to 09/15/32	531,872	635,622

6.00%, 11/15/28 to 02/15/33	203,808	231,964

6.50%, 01/15/29 to 09/15/34	369,510	439,590

5.50%, 06/15/35	323,945	363,177

5.00%, 07/15/35 to 08/15/35	79,720	88,598

Pass Through Ctfs., ARM, 2.00%, 01/20/25 to 05/20/25(d)	106,342	110,930

3.00%, 06/20/25(d)	11,781	12,298

Pass Through Ctfs., TBA, 3.50%, 09/01/42(h)	3,000,000	3,243,750

		5,566,731

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $158,207,918)		161,677,221

U.S. Treasury Securities–13.41%
U.S. Treasury Bills–0.08%
0.10%, 11/15/12(i)(j)	430,000	429,936

U.S. Treasury Notes–10.86%
1.88%, 02/28/14	8,010,000	8,207,121

2.25%, 05/31/14	19,595,000	20,279,294

2.63%, 07/31/14	4,300,000	4,495,852

2.38%, 10/31/14	1,875,000	1,961,133

2.13%, 11/30/14	625,000	651,172

2.63%, 12/31/14	2,000,000	2,110,625

1.25%, 08/31/15	350,000	359,953

2.00%, 04/30/16	1,000,000	1,058,750

1.00%, 10/31/16	3,000,000	3,066,563

0.88%, 04/30/17	1,700,000	1,726,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

U.S. Treasury Notes–(continued)

2.75%, 05/31/17	$4,000,000	$4,410,625

3.63%, 08/15/19	100,000	117,891

2.00%, 11/15/21	1,250,000	1,310,547

1.75%, 05/15/22	7,575,000	7,728,867

1.63%, 08/15/22	455,000	457,630

3.88%, 08/15/40	50,000	62,734

		58,004,788

U.S. Treasury Bonds–2.47%
6.25%, 05/15/30	2,000,000	3,188,438

3.50%, 02/15/39	940,000	1,108,025

4.25%, 05/15/39	20,000	26,584

4.50%, 08/15/39	1,405,000	1,939,778

3.13%, 02/15/42	6,360,000	6,963,206

		13,226,031

Total U.S. Treasury Securities (Cost $68,442,063)		71,660,755

Asset-Backed Securities–13.27%
ARI Fleet Lease Trust–Series 2010-A, Class A, Floating Rate Pass Through Ctfs., 1.69%, 08/15/18(b)(d)	57,043	57,076

Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2003-1, Class A2, Pass Through Ctfs., 4.65%, 09/11/36	27,416	27,700

Series 2005-6, Class A3, Variable Rate Pass Through Ctfs., 5.37%, 09/10/47(d)	35,024	34,993

Banc of America Mortgage Securities Inc., Series 2005-12, Class A2, Floating Rate Pass Through Ctfs., 1.14%, 01/25/36(d)	981,879	838,565

Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Floating Rate Pass Through Ctfs., 2.46%, 08/25/33(d)	913,365	933,335

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A6, Pass Through Ctfs., 4.83%, 11/11/41	1,405,000	1,516,641

Series 2005-PWR8, Class A4, Pass Through Ctfs., 4.67%, 06/11/41	2,675,000	2,922,031

Series 2005-T18, Class A4, Variable Rate Pass Through Ctfs., 4.93%, 02/13/42(d)	45,000	49,262

Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.62%, 03/11/39(d)	2,948,000	3,351,698

Series 2006-PW11, Class AAB, Variable Rate Pass Through Ctfs., 5.62%, 03/11/39(d)	27,003	28,354

Series 2006-T24, Class A3, Pass Through Ctfs., 5.53%, 10/12/41	807,984	834,328

Series 2006-T24, Class A4, Pass Through Ctfs.,
5.54%, 10/12/41	3,040,000	3,524,942

Chase Issuance Trust, Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	2,560,000	2,575,064

Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	3,050,000	3,068,007

Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, Variable Rate Pass Through Ctfs., 5.92%, 03/15/49(d)	625,000	721,474

Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.51%, 08/25/34(d)	2,749,699	2,823,959

Commercial Mortgage Trust, Series 2001-J2A, Class A2F, Floating Rate Pass Through Ctfs., 0.74%, 07/16/34(b)(d)	418	418

Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 0.92%, 06/25/33(d)	213,009	175,161

Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	192,733	192,157

Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/37	1,659,831	1,469,594

Credit Suisse Mortgage Capital Ctfs., Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.62%, 09/26/34(b)(d)	1,143,163	1,087,979

Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37 (Acquired 03/01/10; Cost $567,532)(b)	551,002	582,362

Discover Card Master Trust, Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.90%, 09/15/15(d)	1,175,000	1,178,489

First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/20	552,197	557,808

Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/36	614,526	493,981

GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, Pass Through Ctfs., 2.21%, 06/15/16	70,000	70,955

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	2,760,000	3,003,449

Series 2012-ALOH, Class B, Pass Through Ctfs., 4.05%, 04/10/34(b)	1,500,000	1,611,525

Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 0.69%, 06/20/35(d)	57,439	46,521

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/47	900,000	1,022,801

LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, Pass Through Ctfs., 4.74%, 02/15/30	780,000	842,456

Series 2006-C1, Class A4, Pass Through Ctfs., 5.16%, 02/15/31	845,000	947,899

Series 2006-C7, Class A3, Pass Through Ctfs., 5.35%, 11/15/38	300,000	345,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Asset-Backed Securities–(continued)

Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/36	$849,400	$828,062

Morgan Stanley Capital I, Series 2005-HQ5, Class A3, Pass Through Ctfs., 5.01%, 01/14/42	4,604	4,644

Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.38%, 11/14/42(d)	35,000	39,151

Series 2005-HQ7, Class AJ, Variable Rate Pass Through Ctfs., 5.38%, 11/14/42(d)	2,615,000	2,713,149

Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	2,638,000	2,911,831

Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	403,649	404,121

Provident Bank Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 0.78%, 08/25/31(d)	395,377	228,040

RBSCF Trust, Series 2010-RR3, Class MS4A, Variable Rate Pass Through Ctfs., 4.97%, 08/16/14(b)(d)	3,600,000	3,816,767

Santander Drive Auto Receivables Trust, Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	1,545,000	1,579,970

Sequoia Mortgage Trust, Series 2012-1, Class 1A1, Floating Rate Pass Through Ctfs., 2.87%, 01/25/42(d)	1,756,061	1,817,401

Series 2012-2, Class A1, Variable Rate Pass Through Ctfs., 3.50%, 04/25/42(d)	2,846,455	3,014,699

Specialty Underwriting & Residential Finance, Series 2004, BC2, Class A2, Floating Rate Pass Through Ctfs., 0.51%, 05/25/35(d)	41,645	33,857

Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 4A2, Floating Rate Pass Through Ctfs., 5.30%, 04/25/47(d)	1,100,000	662,650

Structured Asset Investment Loan Trust, Series 2003-BC12, Class 3A, Floating Rate Pass Through Ctfs., 0.98%, 11/25/33(d)	39,528	35,645

Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/35	921,973	740,090

TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.30%, 08/15/39(d)	22,679	22,701

Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	3,670,000	4,024,289

Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(d)	1,364,785	1,523,718

Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(d)	1,515,000	1,590,220

Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(d)	1,680,000	1,864,928

WaMu Mortgage Pass Through Ctfs., Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.46%, 08/25/33(d)	2,088,482	2,141,884

Series 2005-AR10, Class 1A3, Floating Rate Pass Through Ctfs., 2.50%, 09/25/35(d)	525,000	446,831

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.62%, 07/25/34(d)	1,111,280	1,135,289

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.61%, 12/25/34(d)	2,333,455	2,368,614

Total Asset-Backed Securities (Cost $62,680,622)		70,884,981

U.S. Government Sponsored Agency Securities–0.94%
Federal Home Loan Mortgage Corp. (FHLMC)–0.94%
Federal Home Loan Mortgage Corp., Sr. Unsec. Global Notes, 5.50%, 08/23/17	2,740,000	3,376,372

Sr. Unsec. Global Notes,, 6.25%, 07/15/32	1,080,000	1,653,144

Total U.S. Government Sponsored Agency Securities (Cost $4,261,654)		5,029,516

	Shares
Preferred Stocks–0.35%
Consumer Finance–0.01%
Ally Financial, Inc., Series A, 8.50% Pfd.	510	12,515

Ally Financial, Inc., Series G, 7.00% Pfd.(b)	4	3,643

GMAC Capital Trust I, Series 2, 8.13% Jr. Gtd. Sub. Pfd.(d)	555	13,775

		29,933

Diversified Banks–0.01%
Royal Bank of Scotland PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	1,910	43,529

Multi-Line Insurance–0.02%
Hartford Financial Services Group Inc., 7.88% Jr. Sub. Pfd.	4,070	114,571

Office REIT’s–0.00%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	200	5,400

Regional Banks–0.16%
BB&T Corp., Series E, 5.63% Pfd.	1,965	50,343

PNC Financial Services Group Inc., Series P, 6.13% Pfd.	27,000	747,630

Zions Bancorp, Series C, 9.50% Pfd.	3,000	78,990

		876,963

Reinsurance–0.15%
Reinsurance Group of America, Inc., Jr. Unsec. Sub. 6.20% Pfd.	30,000	804,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Core Plus Bond Fund

	Shares		Value

Tires & Rubber–0.00%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		165	$7,445

Total Preferred Stocks (Cost $1,735,681)			1,882,741

	Principal
	Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.29%(k)
Brazil–0.02%
Itau Unibanco Holding S.A., Sr. Unsec. Notes, 10.50%, 11/23/15(b)	BRL	150,000	81,020

Canada–0.02%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	49,000	52,186

Great Canadian Gaming Corp., Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	45,000	46,556

			98,742

Czech Republic–0.01%
Central European Media Enterprises Ltd. (Czech Republic)-REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	50,000	66,359

Luxembourg–0.02%
Codere Finance Luxembourg S.A. (Luxembourg)-REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	100,000	106,930

Mexico–0.08%
Cemex Finance Europe B.V., Gtd. Euro Notes, 4.75%, 03/05/14	EUR	50,000	61,328

Mexican Bonos, Series M, Bonds, 8.00%, 06/11/20	MXN	2,000,000	179,364

Series M10, Bonds, 7.75%, 12/14/17	MXN	350,000	29,917

Series M20, Bonds, 10.00%, 12/05/24	MXN	1,300,000	137,813

			408,422

Peru–0.02%
Peruvian Government International Bond, Sr. Unsec. Notes, 8.60%, 08/12/17(b)	PEN	210,000	96,689

Poland–0.01%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 8.88%, 12/01/16(b)	EUR	100,000	79,883

Russia–0.02%
RusHydro JSC via RusHydro Finance Ltd., Sr. Unsec. Medium-Term Euro Loan Participation Notes, 7.88%, 10/28/15	RUB	2,800,000	84,604

South Korea–0.01%
Export-Import Bank of Korea, Sr. Unsec. Notes, 4.00%, 11/26/15(b)	PHP	3,300,000	79,547

Spain–0.02%
Cirsa Funding Luxembourg S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	100,000	111,018

United Kingdom–0.03%
Boparan Finance PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 9.75%, 04/30/18(b)	EUR	100,000	133,662

United States–0.03%
Morgan Stanley, Sr. Unsec. Notes, 10.09%, 05/03/17(b)	BRL	340,000	177,991

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,620,640)			1,524,867

Municipal Obligations–0.23%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J);
Series 2010 A, Taxable RB, 6.64%, 04/01/57		$500,000	593,460

Series 2010, Build America RB, 6.66%, 04/01/57		550,000	646,607

Total Municipal Obligations (Cost $1,050,000)			1,240,067

	Shares
Money Market Funds–13.33%
Liquid Assets Portfolio–Institutional Class(l)		35,600,265	35,600,265

Premier Portfolio–Institutional Class(l)		35,600,264	35,600,264

Total Money Market Funds (Cost $71,200,529)			71,200,529

TOTAL INVESTMENTS–116.55% (Cost $589,788,146)			622,684,536

OTHER ASSETS LESS LIABILITIES–(16.55)%			(88,417,306)

NET ASSETS–100.00%			$534,267,230

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
BRL	– Brazilian Real
CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
MXN	– Mexican Peso
PEN	– Peru Nuevo Sol
Pfd.	– Preferred
PHP	– Philippine Peso
PIK	– Payment in Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
RUB	– Russian Rouble
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Core Plus Bond Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2012 was $80,369,269, which represented 15.04% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2012 was $116,262, which represented 0.02% of the Fund’s Net Assets
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2012.
(e)	Perpetual bond with no specified maturity date.
(f)	Zero coupon bond issued at a discount.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(k)	Foreign denominated security. Principal amount is denominated in currency indicated.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $518,587,617)	$551,484,007

Investments in affiliated money market funds, at value and cost	71,200,529

Total investments, at value (Cost $589,788,146)	622,684,536

Foreign currencies, at value (Cost $19,109)	19,046

Receivable for:
Investments sold	87,113,344

Fund shares sold	1,542,013

Dividends and interest	4,312,103

Principal paydowns	74,517

Premiums paid on swap agreements	709,865

Investment for trustee deferred compensation and retirement plans	39,314

Other assets	34,083

Total assets	716,528,821

Liabilities:
Payable for:
Investments purchased	180,641,413

Fund shares reacquired	465,594

Dividends	186,931

Foreign currency contracts outstanding	7,260

Variation margin	72,078

Accrued fees to affiliates	293,253

Accrued other operating expenses	169,354

Trustee deferred compensation and retirement plans	89,281

Unrealized depreciation on swap agreements	336,427

Total liabilities	182,261,591

Net assets applicable to shares outstanding	$534,267,230

Net assets consist of:
Shares of beneficial interest	$590,353,521

Undistributed net investment income	(605,532)

Undistributed net realized gain (loss)	(87,888,291)

Unrealized appreciation	32,407,532

$534,267,230

Net Assets:
Class A	$295,311,039

Class B	$22,465,448

Class C	$37,950,418

Class R	$3,313,231

Class Y	$5,752,600

Institutional Class	$169,474,494

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	26,972,513

Class B	2,052,399

Class C	3,467,384

Class R	302,712

Class Y	525,249

Institutional Class	15,484,521

Class A:
Net asset value per share	$10.95

Maximum offering price per share (Net asset value of $10.95 divided by 95.25%)	$11.50

Class B:
Net asset value and offering price per share	$10.95

Class C:
Net asset value and offering price per share	$10.94

Class R:
Net asset value and offering price per share	$10.95

Class Y:
Net asset value and offering price per share	$10.95

Institutional Class:
Net asset value and offering price per share	$10.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Interest	$20,116,173

Dividends (net of foreign withholding taxes of $(187))	49,330

Dividends from affiliated money market funds	45,973

Total investment income	20,211,476

Expenses:
Advisory fees	2,177,913

Administrative services fees	157,081

Custodian fees	40,620

Distribution fees:

Class A	633,717

Class B	236,892

Class C	342,542

Class R	13,493

Transfer agent fees — A, B, C, R and Y	648,523

Transfer agent fees — Institutional	2,056

Trustees’ and officers’ fees and benefits	45,998

Other	287,161

Total expenses	4,585,996

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(983,809)

Net expenses	3,602,187

Net investment income	16,609,289

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	12,530,762

Foreign currencies	(7,446)

Foreign currency contracts	79,300

Futures contracts	(522,671)

Swap agreements	(128,426)

11,951,519

Change in net unrealized appreciation (depreciation) of:
Investment securities	9,026,193

Foreign currencies	2,999

Foreign currency contracts	1,284

Futures contracts	(220,217)

Swap agreements	(423,833)

8,386,426

Net realized and unrealized gain	20,337,945

Net increase in net assets resulting from operations	$36,947,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	August 31,	August 31,
	2012	2011

Operations:
Net investment income	$16,609,289	$3,753,920

Net realized gain	11,951,519	1,916,741

Change in net unrealized appreciation (depreciation)	8,386,426	(2,194,422)

Net increase in net assets resulting from operations	36,947,234	3,476,239

Distributions to shareholders from net investment income:
Class A	(10,466,088)	(2,136,426)

Class B	(808,278)	(189,459)

Class C	(1,160,409)	(236,568)

Class R	(104,533)	(20,998)

Class Y	(238,402)	(23,561)

Institutional Class	(7,232,345)	(1,613,593)

Total distributions from net investment income	(20,010,055)	(4,220,605)

Distributions to shareholders from net realized gains:
Class A	(418,836)	(112,008)

Class B	(43,158)	(14,844)

Class C	(58,620)	(13,430)

Class R	(4,312)	(2,158)

Class Y	(9,454)	(1,898)

Institutional Class	(289,097)	(1,619)

Total distributions from net realized gains	(823,477)	(145,957)

Share transactions–net:
Class A	61,184,360	218,551,835

Class B	(2,679,847)	23,586,221

Class C	3,325,390	32,838,422

Class R	918,843	2,155,216

Class Y	341,572	5,079,304

Institutional Class	(2,421,580)	166,735,618

Net increase in net assets resulting from share transactions	60,668,738	448,946,616

Net increase in net assets	76,782,440	448,056,293

Net Assets:
Beginning of year	457,484,790	9,428,497

End of year (includes undistributed net investment income of $(605,532) and $262,719, respectively)	$534,267,230	$457,484,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco Core Plus Bond Fund

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

31        Invesco Core Plus Bond Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.
Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

32        Invesco Core Plus Bond Fund

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

33        Invesco Core Plus Bond Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
N.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
O.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.45%

Next $500 million	0.425%

Next $1.5 billion	0.40%

Next $2.5 billion	0.375%

Over $5 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.75%, 1.50%, 1.50%, 1.00%, 0.50% and 0.50%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2012, the Adviser waived advisory fees of $333,230 and reimbursed Class specific expenses of $513,449, $47,983, $69,383, $5,466, $10,998 and $2,056 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All

34        Invesco Core Plus Bond Fund

fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $149,098 in front-end sales commissions from the sale of Class A shares and $138, $27,820 and $2,773 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$73,079,627	$3,643	$—	$73,083,270

U.S. Treasury Securities	—	71,660,755	—	71,660,755

U.S. Government Sponsored Securities	—	166,706,737	—	166,706,737

Corporate Debt Securities	—	224,676,814	0	224,676,814

Asset-Backed Securities	—	70,884,981	—	70,884,981

Municipal Obligations	—	1,240,067	—	1,240,067

Foreign Securities Debt	—	1,524,867	—	1,524,867

Foreign Sovereign Debt	—	12,907,045	—	12,907,045

	73,079,627	549,604,909	0	622,684,536

Foreign Currency Contracts*	—	(7,260)	—	(7,260)

Futures*	(145,597)	—	—	(145,597)

Swap Agreements*	—	(336,427)	—	(336,427)

Total Investments	$72,934,030	$549,261,222	$0	$622,195,252

*	Unrealized appreciation (depreciation).

35        Invesco Core Plus Bond Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap agreements(a)	$38,122	$(374,549)

Currency risk
Foreign currency contracts(b)	—	(7,260)

Interest rate risk
Futures contracts(c)	25,471	(171,068)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized depreciation on swap agreements.
(b)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.
(c)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin payable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
		Foreign Currency
	Futures*	Contracts*	Swap Agreements*

Realized Gain (Loss)
Credit risk	$—	$—	$(128,426)

Currency risk	—	79,300	—

Interest rate risk	(522,671)	—	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$(423,833)

Currency risk	—	1,284	—

Interest rate risk	(220,217)	—	—

Total	$(742,888)	$80,584	$(552,259)

*	The average notional value of futures, foreign currency contracts and swap agreements outstanding during the period was $34,757,224, $857,349 and $14,204,167, respectively.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

11/09/12	RBC Dain Rauscher	EUR	474,000	USD	589,546	$596,806	$(7,260)

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

U.S. Ultra Bond	10	December-2012	$1,690,000	$23,104

U.S. 5 Year Notes	4	December-2012	498,656	2,367

Subtotal			$2,188,656	$25,471

Short Contracts
U.S. 10 Year Treasury	155	December-2012	$(20,726,406)	$(171,068)

Total			$(18,537,750)	$(145,597)

36        Invesco Core Plus Bond Fund

Open Credit Default Swap Agreements
					Implied			Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Credit	Notional	Upfront	Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	Value	Payments	(Depreciation)

Bank of America	Royal Caribbean Cruises Ltd.	Sell	5.00%	03/20/17	4.59%	2,300,000	$—	$38,122

Morgan Stanley	Carnival Corp.	Buy	(1.00)	03/20/17	1.03	2,300,000	56,685	(54,119)

Deutsche Bank	JP Morgan Chase & Co.	Buy	(1.00)	06/20/17	1.14	5,500,000	147,173	(111,016)

Bank of America	Citigroup Inc.	Buy	(1.00)	06/20/17	2.16	5,500,000	410,007	(123,787)

Morgan Stanley	Markit North America Investment Grade, Index Series 18	Buy	(1.00)	06/20/17	1.02	11,000,000	96,000	(85,627)

Total Credit Default Swap Agreements							$709,865	$(336,427)

(a)	Implied credit spreads represent the current level as of August 31, 2012 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,244.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$20,605,590	$4,331,065

Long-term capital gain	227,942	35,497

Total distributions	$20,833,532	$4,366,562

37        Invesco Core Plus Bond Fund

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$176,249

Net unrealized appreciation — investments	31,989,496

Net unrealized appreciation (depreciation) — other investments	(336,000)

Temporary book/tax differences	(84,036)

Capital loss carryforward	(87,832,000)

Shares of beneficial interest	590,353,521

Total net assets	$534,267,230

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences, straddle loss deferrals and mortgage-backed dollar rolls.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $9,277,522 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2015	$4,121,893	$—	$4,121,893

August 31, 2016	83,710,107	—	83,710,107

Total capital loss carryforward	$87,832,000	$—	$87,832,000

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganizations of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund are realized on securities held in each fund at such date of reorganizations, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $1,571,317,163 and $1,570,221,540, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $38,420,629 and $36,298,499. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$34,292,216

Aggregate unrealized (depreciation) of investment securities	(2,302,720)

Net unrealized appreciation of investment securities	$31,989,496

Cost of investments for tax purposes is $590,695,040.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of mortgage-backed dollar rolls, bond premium amortization, capital loss carryforward and swap income, on August 31, 2012, undistributed net investment income was increased by $2,532,515, undistributed net realized gain (loss) was decreased by $2,665,783 and shares of beneficial interest was increased by $133,268. This reclassification had no effect on the net assets of the Fund.

38        Invesco Core Plus Bond Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	9,948,952	$106,394,842	3,555,224	$37,571,601

Class B	484,939	5,170,584	290,130	3,142,492

Class C	1,374,205	14,701,103	830,507	8,927,924

Class R	128,962	1,380,248	38,733	411,788

Class Y	65,961	707,807	385,873	4,594,680

Institutional Class	1,896,102	20,306,223	275,983	2,304,800

Issued as reinvestment of dividends:
Class A	894,234	9,577,150	173,838	1,840,925

Class B	66,220	707,879	15,791	167,169

Class C	98,725	1,056,143	19,819	209,824

Class R	10,094	108,082	1,778	18,825

Class Y	5,812	62,515	1,723	18,262

Institutional Class	703,096	7,518,852	151,933	1,610,096

Automatic conversion of Class B shares to Class A shares:
Class A	368,284	3,989,575	134,643	1,421,518

Class B	(369,811)	(3,989,575)	(134,644)	(1,421,518)

Issued in connection with acquisitions:(b)
Class A	—	—	18,804,831	199,749,992

Class B	—	—	2,274,003	24,149,182

Class C	—	—	2,652,673	28,169,016

Class R	—	—	197,182	2,093,222

Class Y	—	—	124,611	806,833

Institutional Class	—	—	17,608,624	187,448,352

Reacquired:
Class A	(5,503,380)	(58,777,207)	(2,075,980)	(22,032,201)

Class B	(431,301)	(4,568,735)	(231,759)	(2,451,104)

Class C	(1,164,354)	(12,431,856)	(422,772)	(4,468,342)

Class R	(53,449)	(569,487)	(34,795)	(368,619)

Class Y	(40,125)	(428,750)	(31,966)	(340,471)

Institutional Class	(2,841,591)	(30,246,655)	(2,320,283)	(24,627,630)

Net increase in share activity	5,641,575	$60,668,738	42,285,700	$448,946,616

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 31% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund, respectively on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 41,661,924 shares of the Fund for 38,907,567 shares outstanding of Invesco Core Bond Fund and 9,040,046 shares outstanding of Invesco Van Kampen Core Plus Fixed Income Fund as of the close of business on June 3, 2011. Each class of shares of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund to the net asset value of the Fund on the close of business, June 3, 2011. Invesco Core Bond Fund’s net assets as of the close of business on June 3, 2011 of $354,673,244 including $21,363,557 of unrealized appreciation and Invesco Van Kampen Core Plus Fixed Income Fund’s net assets as of the close of business on June 3, 2011 of $87,743,353 including $4,538,159 of unrealized appreciation, were combined with the net assets of the Fund. The net assets of the Fund immediately before the acquisition were $17,795,783. The net assets of the Fund immediately following the reorganization were $460,212,380.

39        Invesco Core Plus Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/12	$10.60	$0.37	$0.44	$0.81	$(0.44)	$(0.02)	$(0.46)	$10.95	7.86%	$295,311	0.74	%(d)	1.01	%(d)	3.44	%(d)	297%
Year ended 08/31/11	10.75	0.35	(0.03)	0.32	(0.32)	(0.15)	(0.47)	10.60	3.10	225,417	0.75		1.20		3.27		138
Year ended 08/31/10	10.29	0.37	0.65	1.02	(0.49)	(0.07)	(0.56)	10.75	10.26	7,219	0.87		5.61		3.55		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.58	2,882	0.84	(f)	12.89	(f)	3.47	(f)	43

Class B
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.36)	(0.02)	(0.38)	10.95	7.06	22,465	1.49	(d)	1.76	(d)	2.69	(d)	297
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	24,401	1.50		1.95		2.52		138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	954	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	205	1.59	(f)	13.64	(f)	2.72	(f)	43

Class C
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.37)	(0.02)	(0.39)	10.94	6.96	37,950	1.49	(d)	1.76	(d)	2.69	(d)	297
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	33,476	1.50		1.95		2.52		138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	844	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	223	1.59	(f)	13.64	(f)	2.72	(f)	43

Class R
Year ended 08/31/12	10.60	0.34	0.44	0.78	(0.41)	(0.02)	(0.43)	10.95	7.59	3,313	0.99	(d)	1.26	(d)	3.19	(d)	297
Year ended 08/31/11	10.74	0.32	(0.02)	0.30	(0.29)	(0.15)	(0.44)	10.60	2.94	2,301	1.00		1.45		3.02		138
Year ended 08/31/10	10.29	0.34	0.64	0.98	(0.46)	(0.07)	(0.53)	10.74	9.88	153	1.12		5.86		3.30		78
Year ended 08/31/09(e)	10.00	0.08	0.27	0.35	(0.06)	—	(0.06)	10.29	3.51	105	1.09	(f)	13.14	(f)	3.22	(f)	43

Class Y
Year ended 08/31/12	10.60	0.39	0.45	0.84	(0.47)	(0.02)	(0.49)	10.95	8.12	5,753	0.49	(d)	0.76	(d)	3.69	(d)	297
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	5,234	0.50		0.95		3.52		138
Year ended 08/31/10	10.29	0.40	0.63	1.03	(0.51)	(0.07)	(0.58)	10.74	10.43	144	0.62		5.36		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	126	0.59	(f)	12.64	(f)	3.72	(f)	43

Institutional Class
Year ended 08/31/12	10.60	0.39	0.44	0.83	(0.47)	(0.02)	(0.49)	10.94	8.03	169,474	0.49	(d)	0.56	(d)	3.69	(d)	297
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	166,656	0.50		0.66		3.52		138
Year ended 08/31/10	10.29	0.40	0.64	1.04	(0.52)	(0.07)	(0.59)	10.74	10.43	115	0.62		5.29		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	104	0.59	(f)	12.68	(f)	3.72	(f)	43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $390,261,951 and sold of $29,803,473 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $253,487, $23,689, $34,254, $2,699, $5,429 and $164,423 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of June 3, 2009.
(f)	Annualized.

NOTE 13—Subsequent Event

Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares, the Fund began offering Class R6 shares and the maximum sales charge for Class A shares changed from 4.75% to 4.25%.

40        Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 23, 2012
Houston, Texas

41        Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2]	(08/31/12)	Period[2]	Ratio
Class A	$1,000.00	$1,038.20	$3.79	$1,021.42	$3.76	0.74%

Class B	1,000.00	1,034.40	7.62	1,017.65	7.56	1.49

Class C	1,000.00	1,033.40	7.62	1,017.65	7.56	1.49

Class R	1,000.00	1,036.90	5.07	1,020.16	5.03	0.99

Class Y	1,000.00	1,039.50	2.51	1,022.67	2.49	0.49

Institutional	1,000.00	1,038.60	2.51	1,022.68	2.49	0.49

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

42        Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Core Plus Bond Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board noted that only two calendar years of comparative performance data was available for the Fund. The Board compared the Fund’s performance during the past two years to the performance of funds in the Lipper performance universe and

43        Invesco Core Plus Bond Fund

against the Lipper Intermediate Investment Grade Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds in a manner substantially similar to the management of the Fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2013 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

44        Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$227,942
Qualified Dividend Income*	0.23%
Corporate Dividends Received Deduction*	0.23%
U.S. Treasury Obligations*	7.80%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45        Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Core Plus Bond Fund

Go Paperless with eDelivery Visit invesco.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees: — environmentally friendly. Go green by reducing the num- — efficient. Stop waiting for regular mail. Your documents ber of trees used to produce paper. will be sent via email as soon as they’re available. — economical. Help reduce your fund’s printing and delivery — easy. Download, save and print files using your home expenses and put more capital back in your fund’s returns. computer with a few clicks of your mouse. This service is provided by Invesco Investment Services, Inc.

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	CPB-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders                August 31, 2012

Invesco Floating Rate Fund
Nasdaq:
A: AFRAX ■ C: AFRCX ■ R: AFRRX ■ Y: AFRYX ■ Institutional: AFRIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
25	Financial Statements
28	Notes to Financial Statements
36	Financial Highlights
37	Auditor’s Report
38	Fund Expenses
39	Approval of Investment Advisory and Sub-Advisory Agreements
41	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Floating Rate Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
      In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2012, Invesco Floating Rate Fund, at net asset value (NAV), outperformed its style-specific benchmark, the CS Leveraged Loan Index, as well as its peer group, the Lipper Loan Participation Funds Classification Average. The Fund invests in lower rated fixed income instruments, primarily senior secured corporate loans.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.75

Class C Shares	10.24

Class R Shares	10.61

Class Y Shares	11.19

Institutional Class Shares	11.13

Barclays U.S. Aggregate Index▼ (Broad Market Index)	5.78

CS Leveraged Loan Index■ (Style-Specific Index)	9.83

Lipper Loan Participation Funds Classification Average♦ (Peer Group)	9.88
Source(s): ▼ Invesco, Barclays via FactSet Research Systems Inc.; ■ Invesco, Bloomberg L.P.; ♦ Lipper Inc.

How we invest
We seek total return, comprised of current income and capital appreciation, by investing primarily in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments. Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

Portfolio Composition
By credit quality†

Baa2	1.3%

Baa3	0.7

Ba1	5.7

Ba2	11.1

Ba3	25.6

B1	24.2

B2	11.4

B3	2.6

Caa1	5.1

Caa2	0.6

Caa3	0.1

Ca or Lower	0.2

Non-Rated	10.6

Equity	0.8

†	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

■	Management. Factors include direct operating experience in managing a business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include a company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.

Top 10 Issuers*

1.	Reynolds Group Holdings Inc.	2.2%

2.	Caesars Entertainment Operating Co.	2.0

3.	Univision Communications Inc.	1.8

4.	First Data Corp.	1.7

5.	Clear Channel Communications, Inc.	1.4

6.	Kinetic Concepts, Inc.	1.4

7.	Tribune Co.	1.3

8.	Mediacom Communications Corp.	1.1

9.	Banc of America Large Loan Inc.	1.1

10.	Texas Competitive Electric Holdings Co., LLC	1.0

Total Net Assets	$932.4 million

Total Number of Holdings*	473
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.

■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.

■	Sponsors. Considerations include a firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.

■	Cash flow. We examine a firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirement of the business and conduct an examination of the business cycles, seasonality, international pressures and so forth.

■	Recovery and loan-to-value. These factors focus on further examination of the default probability and the rate of recovery associated with loans.
     We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with firms and loan sponsors.
     Utilizing our proprietary risk rating system, our analysts assign, continuously monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund
During the fiscal year covered by this report, the senior secured loan market, while experiencing a few periods of price declines, generated a strong 12-month return. Although loan prices fell amid concern about the ongoing eurozone sovereign debt crisis, each dip in the loan market was followed by a rally that pushed loans to a new high.
     Furthermore, while loan performance was correlated with equities and other high risk assets, for the first time since the financial crisis began, loans were less volatile than other asset classes as collateralized loan obligation (CLO) issuance – a factor largely missing from the loan market since 2007 – created stable demand for loans. Still, loan

4 Invesco Floating Rate Fund

market swings due to macroeconomic events seemed to overshadow generally good underlying credit performance.
     Assurances by the US Federal Reserve to keep interest rates low through 2014 continued to dampen interest in loans from retail investors; however, institutional demand for loans steadily increased throughout 2012. Increased demand from institutional investors, whether in the form of CLO buying or unlevered strategic allocations, was driven by competitive yields offered by senior secured loans and a more favorable economic outlook.
     Corporate issuers in the senior secured loan market benefited from robust capital markets during the last two years, and issuers maintained generally good credit performance, strengthened their balance sheets, improved liquidity and addressed near-term maturities. The default rate rose slightly from the 2011 low, but at the close of the reporting period, loan defaults remained comfortably below historical averages.1
     We managed the Fund with a view toward taking advantage of what appeared to be a slowly expanding economy, a low default environment and strong demand for floating rate assets from investors concerned about how rising interest rates would affect the market value of longer dated fixed income investments.
     As part of the Fund’s investment strategy, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe loans are overbought and increasing risk when we believe loans are oversold. The Fund benefited from some of the newer primary deals that exhibited lower levels of market volatility during the reporting period. On an industry basis, the Fund benefited from its utilities and gaming holdings; our allocation to structured products also benefited Fund performance.
     At the close of the reporting period, fundamentals remained favorable for bank loans, with corporate balance sheets generally healthy and default rates below 2%.1 The eurozone sovereign debt crisis continued to be a source of concern for both technical and fundamental reasons. As a result of our caution over the near-term technicals in the loan market, we repositioned the Fund from a credit perspective during the reporting period by decreasing our exposure to lower quality issues and increasing our exposure to higher quality issues. In addition, we increased diversification in the portfolio by adding to the Fund’s high yield bond exposure; however, high yield bonds remained a small part of the Fund’s overall holdings. Diversification, of course, cannot guarantee a profit or protect against loss.
     At the close of the reporting period, the Fund was less aggressively positioned than it had been at the beginning of the reporting period, and we felt that it reflected an appropriate mix of caution and aggressiveness given the current market environment.
     As always, we appreciate your continued participation in Invesco Floating Rate Fund.

1	Source: Standard & Poor’s
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Tom Ewald
Portfolio manager, is lead manager of Invesco Floating Rate Fund. He joined Invesco in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.

Greg Stoeckle
Portfolio manager, is manager of Invesco Floating Rate Fund. He joined Invesco in 1999. Mr. Stoeckle earned a BS in applied math and economics from Ursinus College and an MBA in finance from Saint Joseph’s University.

5 Invesco Floating Rate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 8/31/02*

1	Sources: Invesco, Bloomberg L.P.
2	Sources: Invesco, Barclays via FactSet Research Systems Inc.
3	Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-
mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.
■	Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

About indexes used in this report
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

■	The CS Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, non-investment grade loans.

■	The Lipper Loan Participation Funds Classification Average represents an average of all the funds in the Lipper Loan Participation Funds classification.
continued on page 7

6 Invesco Floating Rate Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

Class A Shares

Inception (5/1/97)	4.03%

10 Years	3.98

5 Years	2.97

1 Year	7.96

Class C Shares

Inception (3/31/00)	3.35%

10 Years	3.80

5 Years	2.89

1 Year	9.24

Class R Shares

10 Years	4.10%

5 Years	3.28

1 Year	10.61

Class Y Shares

10 Years	4.32%

5 Years	3.65

1 Year	11.19

Institutional Class Shares

10 Years	4.46%

5 Years	3.81

1 Year	11.13
On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for Class A shares prior to that date is that of the Closed-End Fund’s Class B shares and includes the management and 12b-1 fees applicable to B shares. The Closed-End Fund’s B-share performance reflects any applicable fee waivers or expense reimbursements.
     On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for Class C shares prior to that date is that of the Closed-End Fund’s Class C shares and includes the management and 12b-1 fees applicable to C shares. The Closed-End Fund’s C-share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (5/1/97)	3.93%

10 Years	3.63

5 Years	1.80

1 Year	1.05

Class C Shares

Inception (3/31/00)	3.24%

10 Years	3.46

5 Years	1.79

1 Year	2.29

Class R Shares

10 Years	3.76%

5 Years	2.14

1 Year	3.41

Class Y Shares

10 Years	3.97%

5 Years	2.47

1 Year	3.92

Institutional Class Shares

10 Years	4.11%

5 Years	2.66

1 Year	4.01
     Class R shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 1.00%, 1.50%, 1.25%, 0.75% and 0.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

continued from page 6

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	As of the close of business on April 13, 2006, Invesco Floating Rate Fund reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization includes financial data for Class B shares of the Closed-End Fund. Information presented for Class C shares prior to the reorganization includes financial data for Class C shares of the Closed-End Fund.

■	On July 27, 2006, all Class B1 shares converted into Class A shares.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obli-
gation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market and interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these trans-
actions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■	Floating rate risk. The Fund may invest in senior secured floating rate loans and debt securities that require collateral.

There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Industry focus risk. To the extent a Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AFRAX
Class C Shares	AFRCX
Class R Shares	AFRRX
Class Y Shares	AFRYX
Institutional Class Shares	AFRIX

8 Invesco Floating Rate Fund

Schedule of Investments

August 31, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Variable Rate Senior Loan Interests–88.12%(a)(b)
Aerospace & Defense–2.74%
ARINC Inc., Second Lien Term Loan	6.24%	10/25/15	$1,142	$1,123,707

Aveos Fleet Performance Inc. (Canada), Revolver Loan (Acquired 01/28/11-04/19/11; Cost $497,455)(c)(d)	0.00%	03/12/13	497	470,095

Second Lien Term Loan (Take Back) (Acquired 10/23/07-12/30/11; Cost $1,587,792)(c)(d)	0.00%	03/12/15	1,375	962,201

Term Loan (Acquired 03/12/10; Cost $562,246)(c)(d)	0.00%	03/12/13	565	532,676

Booz Allen Hamilton Inc., Term Loan B	4.50%	07/31/19	2,566	2,575,384

Camp Systems International, Inc., First Lien Term Loan	6.50%	05/31/19	708	715,339

DAE Aviation Holdings, Inc.,
Tranche B-1 Term Loan	5.45%	07/31/14	2,235	2,235,489

Tranche B-2 Term Loan	5.45%	07/31/14	1,911	1,911,067

DynCorp International LLC, Term Loan B	6.25%	07/07/16	1,590	1,592,018

IAP Worldwide Services, Inc., PIK First Lien Term Loan(e)	9.25%	12/28/12	3,254	2,806,535

PRV Aerospace LLC, Term Loan B (Acquired 05/11/12; Cost $1,693,993)	6.50%	05/09/18	1,702	1,703,843

Sequa Corp., Term Loan	3.72%	12/03/14	3,615	3,603,408

Term Loan	6.25%	12/03/14	1,972	1,983,981

SI Organization, Inc., Term Loan B	4.50%	11/22/16	301	294,879

TASC, Inc., Term Loan B	4.50%	12/18/15	2,104	2,088,117

Wyle Services Corp., Term Loan B	5.00%	03/27/17	924	920,109

				25,518,848

Air Transport–0.33%
Delta Air Lines, Inc., Revolver Loan(f)	0.00%	03/28/13	1,500	1,478,910

Term Loan B	4.25%	03/07/16	1,610	1,593,549

				3,072,459

Automotive–4.16%
August Lux U.K. Holding Co., Second Lien Term Loan (Acquired 05/04/12; Cost $249,452)	10.50%	04/29/19	256	257,462

Term Loan (Acquired 05/03/12; Cost $541,220)	6.25%	04/27/18	552	555,868

August U.S. Holding Co., Inc., Second Lien Term Loan (Acquired 05/04/12; Cost $192,058)	10.50%	04/29/19	197	198,223

Term Loan B (Acquired 05/03/12; Cost $416,337)	6.25%	04/27/18	424	427,599

Federal-Mogul Corp., Term Loan B	2.18%	12/29/14	5,180	4,957,580

Term Loan C	2.18%	12/28/15	1,304	1,248,235

General Motors Holdings, Revolver Loan(f)	0.00%	10/27/15	8,254	7,631,747

Goodyear Tire & Rubber Company (The), Second Lien Term Loan	4.75%	04/30/19	2,069	2,065,988

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	6,246	6,269,164

Key Safety Systems, Inc., First Lien Term Loan	2.58%	03/08/14	3,414	3,362,038

Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17	1,745	1,760,043

Schaeffler AG (Germany), Term Loan C2	6.00%	01/27/17	5,737	5,770,348

TI Group Automotive Systems, LLC, Term Loan	6.75%	03/14/18	4,117	4,012,006

Tomkins LLC, New Term Loan B	4.25%	09/29/16	45	44,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Automotive–(continued)

Veyance Technologies, Inc., Delayed Draw Term Loan	2.49%	07/31/14	$25	$24,307

Term Loan	2.49%	07/31/14	174	169,703

				38,755,131

Beverage and Tobacco–0.18%
DS Waters Enterprises, L.P., First Lien Term Loan (Acquired 02/27/12-03/26/12; Cost $1,625,814)	10.50%	08/29/17	1,651	1,702,690

Building & Development–3.94%
Capital Automotive L.P., Term Loan B	5.25%	03/10/17	8,764	8,800,225

CB Richard Ellis Services, Inc., Term Loan C	3.48%	03/05/18	334	333,262

Term Loan D	3.74%	09/04/19	8,897	8,869,517

Central Parking Corp., Second Lien Term Loan	5.00%	11/22/14	26	24,374

Syn LOC	2.50%	05/22/14	63	62,484

Term Loan	2.50%	05/22/14	137	135,643

Champion OPCO, LLC, PIK Term Loan(e)	10.50%	12/31/13	1,152	825,727

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	974	971,737

HD Supply, Inc., Term Loan B	7.25%	10/12/17	3,045	3,122,322

Lake at Las Vegas Joint Venture, LLC, PIK Exit Revolver Loan (Acquired 08/09/12; Cost $19,988)(e)(f)	0.00%	02/28/17	20	18,489

PIK Exit Revolver Loan (Acquired 02/29/12; Cost $122,483)(e)	5.00%	02/28/17	122	113,297

Nortek, Inc., Term Loan	5.25%	04/26/17	1,696	1,712,457

Re/Max International, Inc., Term Loan	5.50%	04/15/16	2,070	2,067,846

Realogy Corp., Extended LOC	4.50%	10/10/16	82	79,163

Extended Term Loan	4.49%	10/10/16	6,742	6,536,950

Revolver Loan(f)	0.00%	04/08/16	2,515	2,200,410

Revolver Loan	3.46%	04/08/16	831	726,915

United Subcontractors, Inc., Term Loan (Acquired 02/15/06-06/29/12; Cost $1,375,519)	4.47%	06/30/15	119	112,815

				36,713,633

Business Equipment & Services–6.94%
Acosta, Inc., Term Loan C	5.75%	03/01/18	665	668,132

Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18	318	318,271

Affinion Group, Inc., Term Loan B	5.00%	07/15/15	2,683	2,297,200

Asurion LLC, First Lien Term Loan	5.50%	05/24/18	7,361	7,395,978

Second Lien Term Loan	9.00%	05/24/19	980	1,017,311

Bright Horizons Family Solutions, Inc., Term Loan B	4.24%	05/28/15	2,387	2,380,942

Brock Holdings III, Inc., Term Loan B	6.01%	03/16/17	238	238,536

Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18	2,086	2,091,122

Emdeon, Inc., Term Loan B1	5.00%	11/02/18	721	723,360

Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18	2,889	2,894,369

First Data Corp., Extended Term Loan B	5.24%	03/24/17	4,291	4,220,849

Extended Term Loan B	4.24%	03/23/18	6,985	6,622,871

Term Loan B	5.24%	03/24/17	2,434	2,397,604

Term Loan B3	2.99%	09/24/14	88	87,209

Hillman Group, Inc., Term Loan B	5.00%	05/27/16	1,531	1,536,592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Business Equipment & Services–(continued)

iPayment, Inc., Term Loan B	5.75%	05/08/17	$3,035	$3,048,027

Koosharem Corp. (Select Remedy), First Lien Term Loan(c)	10.25%	06/30/14	735	524,568

Second Lien Term Loan (Acquired 07/18/07-09/30/11; Cost $362,300)(c)(g)	—	12/31/14	362	45,287

Kronos Inc. Second Lien Tranche B1	10.46%	06/11/18	3,256	3,288,206

Lamar Media Corp., Term Loan B	4.00%	12/30/16	129	129,489

Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19	2,788	2,973,126

RGIS Services, LLC Term Loan C	5.50%	10/18/17	884	879,178

Sabre, Inc. Incremental Term Loan	7.25%	12/29/17	2,225	2,224,126

Securus Technologies Holdings, Inc., Term Loan	6.50%	05/31/17	1,476	1,471,209

Add on Term Loan	6.50%	05/31/17	534	530,515

SS&C Technologies Inc., Term Loan B-1	5.00%	06/07/19	2,701	2,713,257

Term Loan B-2	5.00%	06/07/19	279	280,682

SSI Investments II Ltd., Term Loan B	6.50%	05/26/17	769	775,984

Term Loan C	6.50%	05/26/17	595	600,456

Sungard Data Systems, Inc., Term Loan B	3.92%	02/26/16	3,889	3,894,549

Term Loan C	3.99%	02/28/17	1,379	1,378,291

West Corp., Revolver Loan(f)	0.00%	01/15/16	1,748	1,573,039

Term Loan B4	5.50%	07/15/16	1,836	1,844,359

Term Loan B5	5.50%	07/15/16	70	70,189

Term Loan B6	5.75%	06/29/18	1,596	1,605,652

				64,740,535

Cable & Satellite Television–5.91%
AMC Networks Inc., Term Loan B	4.00%	12/31/18	1,166	1,168,076

Atlantic Broadband Finance, LLC, First Lien Term Loan	5.25%	04/04/19	2,289	2,300,059

Second Lien Term Loan	9.75%	10/04/19	2,182	2,288,639

Bresnan Broadband Holdings, LLC, Term Loan B	4.50%	12/14/17	2,396	2,408,214

Cequel Communications, LLC, Term Loan B	4.00%	02/14/19	4,284	4,286,277

Charter Communications Operating, LLC, Extended Term Loan	3.49%	09/06/16	6,712	6,713,613

CSC Holdings, Inc., Incremental B-2 Term Loan	1.98%	03/29/16	3,459	3,462,666

Kabel Deutschland GmbH (Germany), Term Loan F	4.25%	02/01/19	2,674	2,678,828

MCC Illinois, LLC, Term Loan E	4.50%	10/23/17	1,973	1,952,734

Mediacom Communications Corp.
Term Loan D-1	1.94%	01/30/15	1,961	1,911,707

Term Loan D-2	1.94%	01/30/15	271	264,403

Term Loan F	4.50%	10/23/17	7,879	7,813,557

TWCC Holding Corp., Term Loan B	4.25%	02/13/17	1,994	2,004,939

UPC Financing Partnership (Netherlands),
Facility Term Loan AB	4.75%	12/29/17	483	486,514

Term Loan X	3.75%	12/29/17	5,000	4,950,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Cable & Satellite Television–(continued)

WaveDivision Holdings LLC, Term Loan B	2.48%	06/30/14	$2,370	$2,370,517

Term Loan C	2.48%	06/30/14	1,500	1,500,450

WideOpenWest Finance LLC, First Lien Term Loan	6.25%	07/17/18	4,021	4,029,382

Yankee Cable Acquisition, LLC, Term Loan B	5.25%	08/26/16	2,485	2,490,758

				55,081,333

Chemicals & Plastics–4.38%
Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18	3,596	3,580,507

Aster Zweite Beteiligungs GmbH (Germany), Extended Term Loan B5	5.97%	12/30/16	721	687,824

Extended Term Loan C5	5.97%	12/30/16	738	704,286

Emerald Performance Materials, LLC, Term Loan B (Acquired 05/15/12; Cost $1,168,600)	6.75%	05/18/18	1,180	1,179,879

Houghton International, Inc., Term Loan B	6.75%	01/29/16	1,702	1,719,480

Ineos Holdings Ltd., Term Loan	6.50%	05/04/18	6,194	6,219,587

Kronos Worldwide Inc. Term Loan B	5.75%	06/13/18	4,260	4,286,664

Momentive Specialty Chemicals Inc., Extended Term Loan C-5B (Acquired 01/29/10-04/16/10; Cost $2,933,215)	4.25%	05/05/15	3,041	2,934,439

Extended Term Loan C-7B	4.25%	05/05/15	4,116	3,941,253

Term Loan C-3 Credit Linked Deposit	2.38%	05/03/13	88	84,448

OM Group, Inc., Term Loan B	5.75%	08/02/17	1,494	1,504,001

OMNOVA Solutions, Inc., Term Loan B	5.50%	05/31/17	4,156	4,189,349

Phillips Plastics Corp., Term Loan	6.50%	02/10/17	747	744,619

PolyOne Corp., Term Loan	5.00%	12/20/17	881	887,986

Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17	1,572	1,565,755

PQ Corp., Term Loan B	3.98%	07/30/14	4,435	4,372,727

Taminco Global Chemical Corp., Term Loan B1	5.25%	02/15/19	1,294	1,300,958

Univar Inc., Term Loan B	5.00%	06/30/17	944	940,758

				40,844,520

Clothing & Textiles–0.67%
Ascena Retail Group, Inc., Term Loan B	4.75%	06/14/18	813	820,013

Levi Strauss & Co., Term Loan	2.50%	04/04/14	4,002	3,964,932

Warnaco, Inc., Term Loan	3.75%	06/15/18	669	671,714

Wolverine Worldwide, Inc., Term Loan B(g)	—	06/26/19	804	812,149

				6,268,808

Conglomerates–0.39%
Goodman Global Holdings, Inc., First Lien Term Loan	5.75%	10/28/16	2,267	2,277,833

Second Lien Term Loan	9.00%	10/30/17	188	191,139

Rexnord LLC, Term Loan B	5.00%	04/02/18	1,187	1,195,315

				3,664,287

Containers & Glass Products–2.87%
BWAY Corp., Canadian Term Loan C	4.25%	02/23/18	205	205,544

Term Loan B	4.25%	02/23/18	2,034	2,039,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Containers & Glass Products–(continued)

Consolidated Container Company LLC, Term Loan	6.25%	07/03/19	$1,278	$1,291,045

Exopack, LLC, Term Loan	6.50%	05/31/17	2,803	2,732,966

Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	1,377	1,373,665

Pertus Sechszehnte GmbH (Germany), Term Loan B2	2.71%	06/12/15	500	438,750

Term Loan C2	2.96%	06/13/16	500	441,250

Ranpak Corp., Term Loan	4.75%	04/20/17	488	484,944

Reynolds Group Holdings Inc., Term Loan B	6.50%	02/09/18	1,414	1,426,309

Term Loan C	6.50%	08/09/18	13,137	13,340,002

Sealed Air Corp., Term Loan B	4.75%	10/03/18	986	994,448

TricorBraun, Inc., Term Loan B	5.50%	05/03/18	2,017	2,021,117

				26,789,554

Cosmetics & Toiletries–1.88%
Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	6,355	6,388,921

Huish Detergents, Inc., Incremental Term Loan B	2.24%	04/25/14	3,243	3,049,853

Second Lien Term Loan	4.49%	10/26/14	1,000	905,310

National Vision, Inc. Term Loan B	7.00%	08/10/18	1,783	1,809,521

Nice-Pak Products, Inc., Term Loan (Acquired 07/25/07-01/05/10; Cost $552,395)	5.25%	06/18/14	557	473,834

Revlon Consumer Products Corp., Term Loan B	4.75%	11/17/17	4,874	4,875,208

				17,502,647

Drugs–2.07%
Catalent Pharma Solutions, Inc., Extended Term Loan B	4.23%	09/15/16	148	148,338

Incremental Term Loan	5.25%	09/15/17	1,002	1,009,823

Grifols Inc., Term Loan B	4.50%	06/01/17	5,255	5,280,431

Harlan Sprague Dawley, Inc., Term Loan B	3.83%	07/11/14	2,294	2,149,409

Medpace, Inc., Term Loan (Acquired 06/21/11-08/17/12; Cost $2,828,413)	6.50%	06/16/17	2,878	2,762,622

Quintiles Transnational Corp., Term Loan	7.50%	02/22/17	748	759,307

Term Loan B	5.00%	06/08/18	2,672	2,683,799

Warner Chilcott Co., PLC, Incremental Term Loan B1	4.25%	03/15/18	663	660,707

Term Loan B1	4.25%	03/15/18	1,745	1,739,863

Term Loan B2	4.25%	03/15/18	872	869,931

Term Loan B3	4.25%	03/15/18	1,199	1,196,155

				19,260,385

Ecological Services & Equipment–0.48%
Safety-Kleen Systems, Inc., Term Loan B	5.00%	02/17/17	225	223,518

ServiceMaster Co. (The), LOC	3.06%	07/24/14	3,750	3,675,000

WCA Waste Corp., Term Loan B	5.50%	03/22/18	578	580,030

				4,478,548

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Electronics & Electrical–3.62%
Aeroflex Inc., Term Loan B	5.75%	05/09/18	$218	$215,147

Blackboard, Inc., First Lien Term Loan	7.50%	10/04/18	2,916	2,880,520

Incremental Term Loan	7.50%	10/04/18	1,074	1,060,887

Second Lien Term Loan	11.50%	04/04/19	1,095	1,017,984

DEI Sales, Inc., Term Loan B	7.00%	07/13/17	1,680	1,663,759

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	4,101	3,971,583

Eastman Kodak Co., DIP Term Loan B	8.50%	07/19/13	1,237	1,230,792

Freescale Semiconductor, Inc., Extended Term Loan B	4.50%	12/01/16	6,755	6,507,910

Lawson Software Inc., Term Loan B	6.25%	04/05/18	1,725	1,746,798

Mirion Technologies, Inc., First Lien Term Loan (Acquired 03/28/12-04/10/12; Cost $1,749,399)	6.25%	03/30/18	1,769	1,777,786

ProQuest LLC, Term Loan B	6.00%	04/13/18	1,811	1,810,659

Semtech Corp., Term Loan B	4.25%	03/20/17	1,068	1,071,811

Sophia, L.P., Term Loan B	6.25%	07/19/18	6,615	6,686,416

Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	2,137	2,148,998

				33,791,050

Equipment Leasing–0.32%
BakerCorp International, Inc., Term Loan B	4.75%	06/01/18	436	435,573

Delos Aircraft Inc., Term Loan 2	4.75%	04/12/16	396	401,444

Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17	2,140	2,159,895

				2,996,912

Financial Intermediaries–1.44%
Bankruptcy Management Solutions, Inc., First Lien Term Loan,	7.50%	08/20/14	46	14,735

Second Lien Term Loan,	8.24%	08/20/15	20	579

Moneygram International, Inc., Term Loan B	4.25%	11/20/17	708	703,707

Term Loan B1	4.25%	11/17/17	947	941,299

Nuveen Investments, Inc., Extended Term Loan	5.95%	05/12/17	5,584	5,614,579

First Lien Term Loan	5.95%	05/13/17	1,780	1,785,925

Residential Capital, LLC, DIP Term Loan A1	5.00%	11/18/13	2,032	2,044,951

DIP Term Loan A2	6.75%	11/18/13	342	347,212

RJO Holdings Corp., HoldCo Term Loan B	6.99%	12/10/15	1,658	1,235,458

Trans Union, LLC, Term Loan B	5.50%	02/12/18	722	728,564

				13,417,009

Food & Drug Retailers–0.78%
Pantry, Inc. (The), Term Loan B	5.75%	08/02/19	1,283	1,291,438

Rite Aid Corp., Term Loan 2	1.99%	06/04/14	4,039	4,001,633

Term Loan 5	4.50%	03/02/18	1,995	1,978,990

				7,272,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Food Products–3.35%
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18	$2,032	$2,046,475

Dean Foods Co., Extended Term Loan A	2.74%	04/02/14	997	995,860

Extended Term Loan B2	3.49%	04/02/17	3,127	3,117,505

Del Monte Foods Co., Term Loan	4.50%	03/08/18	6,737	6,670,076

Dole Food Co., Inc., Term Loan B2	5.04%	07/06/18	1,589	1,594,445

Term Loan C2	5.02%	07/06/18	2,844	2,853,223

JBS USA Holdings Inc., Term Loan B	4.25%	05/25/18	3,375	3,337,192

Pierre Foods, Inc., First Lien Term Loan	7.00%	09/30/16	4,460	4,493,740

Second Lien Term Loan	11.25%	09/29/17	244	246,630

Pinnacle Foods Finance LLC, Term Loan E	4.75%	10/17/18	252	252,143

Term Loan F	4.75%	10/17/18	3,631	3,607,821

Smart Balance, Inc., Term Loan	7.00%	07/02/18	2,010	2,029,135

				31,244,245

Food Service–1.43%
Aramark Corp., Extended LC-3 Facility	3.50%	07/26/16	82	82,123

U.S. Term Loan C	3.64%	07/26/16	1,103	1,102,586

Burger King Corp., Term Loan B	4.50%	10/19/16	1,608	1,617,546

Focus Brands, Inc., Term Loan B (Acquired 02/22/12; Cost $761,069)	6.27%	02/21/18	768	777,724

Landry’s, Inc., Term Loan B	6.50%	04/24/18	3,943	3,995,487

OSI Restaurant Partners, LLC, Revolver Loan	0.69%	06/14/13	1,389	1,382,359

Term Loan B	2.56%	06/14/14	1,875	1,866,807

QCE LLC, First Lien Term Loan	9.00%	01/24/17	11	9,298

Restaurant Holding Co., LLC, Term Loan B (Acquired 02/28/12-06/07/12; Cost $503,978)	9.00%	02/17/17	510	515,345

Wendy’s International, Inc., Term Loan B	4.75%	05/15/19	1,967	1,980,744

				13,330,019

Forest Products–0.46%
Cenveo Corp., Term Loan B	6.63%	12/21/16	3,626	3,634,626

Xerium Technologies, Inc., Term Loan B	6.25%	05/22/17	627	623,674

				4,258,300

Healthcare–8.18%
Alere, Inc., Incremental Term Loan	4.75%	06/30/17	1,151	1,151,285

Incremental Term Loan B2	4.75%	06/30/17	519	518,612

Term Loan B	4.75%	06/30/17	997	997,270

AMN Healthcare, Inc., Term Loan B (Acquired 04/12/12; Cost $997,820)	6.00%	04/05/18	1,007	1,017,334

Biomet Inc., Extended Term Loan B	4.12%	07/25/17	1,781	1,787,079

CareStream Health, Inc., Term Loan B	5.00%	02/25/17	5,207	5,098,103

Community Health Systems, Inc., Extended Term Loan B	3.92%	01/25/17	1,415	1,419,084

CONMED Corp., Term Loan (Acquired 02/04/10; Cost $341,992)	1.74%	04/12/13	347	343,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Healthcare–(continued)

DaVita, Inc., Term Loan B	4.50%	10/20/16	$4,968	$4,994,823

DJO Finance LLC, Extended Term Loan B2	5.23%	11/01/16	4,297	4,305,797

Term Loan B3	6.25%	09/15/17	3,835	3,856,021

Drumm Investors, LLC, Term Loan	5.00%	05/04/18	3,396	3,260,157

Genoa Healthcare Group, LLC,
PIK Second Lien Term Loan (Acquired 12/30/11-07/31/12; Cost $745,740)(e)	14.00%	02/10/15	763	553,385

Term Loan B (Acquired 12/30/11; Cost $49,454)	7.25%	08/08/14	49	45,003

HCA, Inc., Extended Term Loan B2	3.61%	03/31/17	448	442,938

Extended Term Loan B3	3.48%	05/01/18	6,389	6,305,507

HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	2,228	2,179,927

Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	1,637	1,644,660

Hologic Inc., Term Loan B	4.50%	08/01/19	2,885	2,909,883

IMS Health, Inc., Term Loan B	4.50%	08/25/17	4,035	4,057,313

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18	3,248	3,180,379

Kinetic Concepts, Inc., Term Loan B	7.00%	05/04/18	12,420	12,567,792

Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16	880	876,665

Surgery Center Holdings, Inc., Term Loan B (Acquired 05/09/11; Cost $1,437,171)	6.50%	02/06/17	1,443	1,435,697

TriZetto Group, Inc., Term Loan B	4.75%	05/02/18	2,601	2,561,728

Valeant Pharmaceuticals International, Inc., Series A Tranche B	4.75%	02/13/19	8,129	8,172,529

Series B Tranche B	4.75%	02/13/19	605	608,187

				76,291,108

Home Furnishings–0.95%
National Bedding Co., LLC, Second Lien Term Loan	5.25%	02/28/14	4,580	4,570,177

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	1,201	1,177,077

Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19	3,088	3,109,723

				8,856,977

Industrial Equipment–1.40%
Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18	1,298	1,327,069

Grede LLC, Term Loan B	7.00%	04/03/17	2,069	2,071,626

Hupah Finance Inc., Term Loan B	6.25%	01/21/19	281	283,111

Manitowoc Co., Inc. (The), Term Loan B	4.25%	11/13/17	1,674	1,684,692

Tank Intermediate Holding Corp., Term Loan B	6.75%	07/09/19	2,806	2,809,984

Terex Corp., Term Loan B	5.50%	04/28/17	1,947	1,964,142

Unifrax Corp., Term Loan	6.50%	11/28/18	2,930	2,961,778

				13,102,402

Insurance–0.23%
HMSC Corp., First Lien Term Loan	2.48%	04/03/14	370	346,129

Second Lien Term Loan	5.73%	10/03/14	105	79,426

Sedgwick CMS Holdings, Inc., Term Loan	5.00%	12/30/16	1,483	1,486,268

USI Holdings Corp., Term Loan	2.74%	05/05/14	196	194,989

				2,106,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Leisure Goods, Activities & Movies–2.85%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	$4,165	$4,202,843

Alpha D2 Ltd. (United Kingdom), Term Loan B	5.75%	04/28/17	2,597	2,622,284

AMC Entertainment, Inc., Term Loan B3	4.75%	02/22/18	1,348	1,352,420

AMF Bowling Centers, Inc., Second Lien Term Loan	6.48%	12/08/13	67	35,188

Term Loan B	3.23%	06/07/13	1,283	1,110,885

EMI Music Publishing Limited, Term Loan B	5.50%	06/29/18	2,463	2,486,551

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	4,824	4,818,297

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	2,191	2,192,286

Sabre Holdings Corp., Extended Term Loan	5.98%	12/29/17	3,321	3,278,410

Six Flags Theme Parks, Inc., Term Loan B	4.25%	12/20/18	869	872,871

Topps Company, Inc. (The), Term Loan (Acquired 10/12/07-02/26/10; Cost $1,582,937)	3.00%	10/13/14	1,646	1,588,039

Zuffa LLC, Incremental Term Loan	7.50%	06/19/15	1,675	1,681,388

Term Loan	2.25%	06/19/15	301	291,495

				26,532,957

Lodging & Casinos–3.66%
Boyd Gaming Corp., Class A Revolver Loan(f)	0.00%	12/17/15	937	884,674

Class A Revolver Loan	3.68%	12/17/15	1,708	1,613,229

Revolver Loan	6.00%	12/17/15	244	246,456

Term Loan	3.71%	12/17/15	210	207,873

Caesars Entertainment Operating Co., Extended Term Loan B5	4.49%	01/26/18	2,410	2,039,148

Extended Term Loan B6	5.49%	01/26/18	14,378	12,684,453

Term Loan B1	3.24%	01/28/15	447	425,765

Term Loan B2	3.24%	01/28/15	3,000	2,855,415

Cannery Casino Resorts, LLC, Delayed Draw Term Loan	4.48%	05/17/13	1,940	1,917,956

Second Lien Term Loan	4.48%	05/16/14	1,084	1,017,605

Term Loan B	4.48%	05/17/13	1,957	1,934,315

Golden Nugget, Inc., Second Lien Term Loan	3.49%	11/03/14	117	103,768

Isle of Capri Casinos, Inc., Term Loan B	4.75%	11/01/13	1,920	1,932,154

Las Vegas Sands LLC, Extended Term Loan B	2.84%	11/23/16	1,386	1,366,910

Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	1,651	1,657,285

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	3,215	3,238,547

				34,125,553

Nonferrous Metals & Minerals–0.77%
Arch Coal Inc., Term Loan B	5.75%	05/16/18	2,732	2,738,285

Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	2,134	2,150,607

Walter Energy, Inc., Term Loan B	4.00%	04/02/18	2,284	2,253,124

				7,142,016

Oil & Gas–2.52%
Buffalo Gulf Coast Terminals LLC, Term Loan B	7.50%	10/31/17	3,876	3,953,893

Chesapeake Energy Corp., Term Loan	8.50%	12/01/17	5,889	5,914,284

Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15	867	874,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Oil & Gas–(continued)

Delphi Acquisition Holding I B.V. (Netherlands),
Term Loan B1	1.98%	01/12/15	$221	$217,271

Term Loan B2	2.21%	01/12/15	937	922,536

Term Loan C1	3.09%	01/11/16	205	202,670

Term Loan C2	3.09%	01/11/16	937	923,223

Glenn Pool Oil & Gas Trust, Term Loan	4.50%	05/02/16	1,402	1,408,520

NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17	3,740	3,758,335

Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 12/09/10-05/05/11; Cost $1,609,352)	7.00%	11/02/15	1,587	1,594,578

Tervita Corporation (Canada), Delay Draw Term Loan	3.23%	11/14/14	945	930,889

Term Loan B	3.23%	11/14/14	1,172	1,154,445

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	1,668	1,679,523

				23,534,979

Publishing–2.56%
Affiliated Media, Inc., Term Loan	8.50%	03/19/14	2,325	2,267,303

Endurance Business Media, Inc., First Lien Term Loan	6.50%	12/15/14	63	17,580

F&W Media, Inc., Term Loan (Acquired 11/19/09; Cost $44,344)	7.75%	06/09/14	47	44,067

GateHouse Media, Inc., Delayed Draw Term Loan	2.24%	08/28/14	591	185,653

Term Loan	2.49%	08/28/14	253	79,550

Term Loan B	2.24%	08/28/14	991	311,318

Harland Clarke Holdings Corp., Revolver Loan(f)	0.00%	06/28/13	1,347	1,171,879

Extended Term Loan B2	5.52%	06/30/17	1,745	1,554,384

Merrill Communications, LLC, PIK Second Lien Term Loan(e)	16.00%	11/15/13	1,169	798,494

Term Loan	9.75%	12/24/12	5,799	5,587,151

Tribune Co., Term Loan B(c)(d)	5.25%	06/04/14	15,662	11,827,792

				23,845,171

Radio & Television–5.32%
Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	314	317,657

Clear Channel Communications, Inc., Term Loan A	3.63%	07/29/14	6,809	6,418,248

Term Loan B	3.88%	01/28/16	8,473	6,603,874

FoxCo Acquisition Sub, LLC, Term Loan B	4.75%	07/14/15	487	488,934

Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18	1,859	1,853,100

Gray Television Inc., Term Loan B	3.75%	12/31/14	101	100,710

Harron Communications Corp., Term Loan B	5.50%	10/06/17	4,045	4,055,541

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	382	385,385

Intelsat Jackson Holdings S.A., Term Loan B	5.25%	04/02/18	7,345	7,396,824

LIN Television Corp., Term Loan B	5.00%	12/21/18	698	703,202

Local TV Finance, LLC, Extended Term Loan B2	4.24%	05/07/15	769	768,491

NEP II, Inc., Extended Term Loan B2	3.67%	02/16/17	4,057	3,998,847

Newport Television LLC, Term Loan B	9.00%	09/14/16	1,381	1,394,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Radio & Television–(continued)

Raycom TV Broadcasting, Inc., Term Loan B (Acquired 06/01/11; Cost $2,104,370)	4.50%	05/31/17	$2,113	$2,102,343

Univision Communications Inc., Extended Term Loan	4.48%	03/31/17	13,451	13,043,226

				49,630,522

Retailers (except Food & Drug)–1.72%
Academy, Ltd., Term Loan	6.00%	08/03/18	136	136,509

Claire’s Stores, Inc., Term Loan B	3.05%	05/29/14	1,006	990,606

Destination Maternity Corp., Term Loan B (Acquired 03/09/07; Cost $35,799)	2.49%	03/13/13	36	35,262

FTD, Inc., Term Loan	4.75%	06/11/18	2,196	2,196,410

Guitar Center Inc., Extended Term Loan	5.72%	04/10/17	3,387	3,199,021

Gymboree Corp., Term Loan	5.00%	02/23/18	99	96,141

J. Crew Operating Corp., Term Loan B	4.75%	03/07/18	1,069	1,070,151

Party City Holdings, Inc., Term Loan B	5.75%	07/26/19	3,592	3,615,720

Pilot Travel Centers LLC, Term Loan B2	4.25%	08/07/19	1,527	1,533,935

Savers, Inc., Term Loan B	6.25%	07/09/19	1,608	1,627,337

Toys ‘R’ Us-Delaware, Inc., Term Loan	6.00%	09/01/16	1,070	1,053,473

Term Loan B2	5.25%	05/25/18	327	314,312

Term Loan B3	5.25%	05/25/18	216	208,072

				16,076,949

Steel–0.35%
JMC Steel Group, Inc., Term Loan	4.75%	04/03/17	1,098	1,102,545

Tube City IMS Corp., Term Loan	5.75%	03/20/19	1,001	1,010,007

WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17	1,166	1,179,567

				3,292,119

Surface Transport–0.92%
Avis Budget Car Rental, LLC, Incremental Term Loan	6.25%	09/21/18	709	715,211

CEVA Group PLC (United Kingdom), Extended Syn. LOC	0.36%	08/31/16	216	204,074

Extended Tranche B EGL Term Loan	5.45%	08/31/16	1,260	1,191,515

Hertz Corp., LOC	3.75%	03/09/18	552	529,525

JHCI Acquisition, Inc., First Lien Term Loan	2.74%	06/19/14	1,861	1,766,485

Kenan Advantage Group, Inc., Term Loan (Acquired 12/20/10; Cost $895,978)	4.50%	06/10/16	902	904,672

Swift Transportation Co. Inc., Term Loan B2	5.00%	12/21/17	2,927	2,945,267

U.S. Shipping Corp., Restated Term Loan	9.20%	08/07/13	319	305,222

Second Lien Term Loan	2.50%	08/07/13	95	30,023

				8,591,994

Telecommunications–5.73%
Avaya, Inc., Extended Term Loan B3	4.93%	10/26/17	5,373	4,824,291

Cellular South, Inc., Term Loan B	4.50%	07/27/17	3,167	3,158,201

Consolidated Communications, Inc., Delay Draw Term Loan	2.74%	12/31/14	995	991,682

Term Loan B	2.74%	12/31/14	2,985	2,975,045

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16	1,798	1,679,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Telecommunications–(continued)

Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19	$2,688	$2,716,198

Global Tel*Link Corp., Term Loan B	6.00%	12/14/17	3,035	3,041,155

Level 3 Communications, Inc., Term Loan B	5.25%	08/01/19	8,328	8,361,843

Term Loan B3	5.75%	08/31/18	181	182,318

MetroPCS Wireless, Inc., Term Loan B	4.00%	03/16/18	9,165	9,168,743

NeuStar, Inc., Term Loan B	5.00%	11/08/18	1,931	1,950,557

Syniverse Technologies, Inc., Term Loan	5.00%	04/23/19	4,243	4,237,988

TowerCo Finance LLC, Term Loan B	4.50%	02/02/17	2,403	2,407,496

U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	2,294	2,201,261

Windstream Corp., Term Loan B2	3.15%	12/17/15	338	337,960

Term Loan B3	4.00%	08/08/19	1,796	1,802,376

Zayo Group, LLC, Term Loan B	7.13%	07/02/19	3,295	3,351,452

				53,388,373

Utilities–2.62%
AES Corp., Term Loan	4.25%	06/01/18	4,050	4,070,192

BRSP, LLC, Term Loan B	7.50%	06/04/14	2,167	2,175,146

Calpine Corp., Term Loan	4.50%	04/02/18	1,354	1,359,364

Term Loan B	4.50%	04/02/18	997	1,000,900

LSP Madison Funding Corp., Term Loan	5.50%	06/28/19	2,010	2,020,340

NRG Energy, Inc., Term Loan B	4.00%	07/02/18	985	988,261

NSG Holdings LLC, Syn LOC	1.97%	06/15/14	27	26,271

Term Loan	1.97%	06/15/14	23	23,071

Star West Generation LLC, Term Loan B	6.00%	05/17/18	3,232	3,212,062

Texas Competitive Electric Holdings Co., LLC, Extended Term Loan	4.77%	10/10/17	5,010	3,414,258

Term Loan	3.77%	10/10/14	8,006	5,898,984

TPF Generation Holdings LLC, Second Lien Term Loan C	4.71%	12/15/14	149	146,486

Syn LOC	2.36%	12/13/13	93	92,936

				24,428,271

Total Variable Rate Senior Loan Interests				821,649,177

U.S. Dollar Denominated Bonds and Notes–6.00%
Air Transport–0.05%
Continental Airlines, Inc.(h)	6.75%	09/15/15	460	481,850

Airlines–0.03%
Delta Air Lines Pass Through Trust(h)	4.75%	05/07/20	313	321,999

Cable & Satellite Television–0.14%
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/21	1,074	1,167,975

UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/22	173	184,127

				1,352,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Casinos & Gaming–0.04%
Chester Downs & Marina LLC(h)	9.25%	02/01/20	$331	$340,930

Chemicals & Plastics–0.07%
INEOS Holdings Ltd. (United Kingdom)(h)	8.38%	02/15/19	241	255,460

INEOS Holdings Ltd. (United Kingdom)(h)	7.50%	05/01/20	157	161,318

Taminco Global Chemical Corp.(h)	9.75%	03/31/20	226	240,690

				657,468

Containers & Glass Products–0.85%
Berry Plastics Holding Inc.(i)	4.75%	02/15/15	3,246	3,250,869

Reynolds Group Holdings Inc.(h)	7.88%	08/15/19	2,423	2,692,559

Reynolds Group Holdings Inc.(h)	9.88%	08/15/19	1,879	1,991,740

				7,935,168

Data Processing & Outsourced Services–0.21%
First Data Corp.(h)	6.75%	11/01/20	1,957	1,942,322

Equipment Leasing–0.45%
Air Lease Corp.(h)	7.38%	01/30/19	4,045	4,176,462

Forest Products–0.18%
Verso Paper Holdings, LLC(h)	11.75%	01/15/19	1,626	1,678,845

Healthcare–1.06%
Accellent Inc.	8.38%	02/01/17	1,688	1,753,410

Apria Healthcare Group, Inc.	11.25%	11/01/14	4,075	4,248,187

Biomet Inc.(h)	6.50%	08/01/20	469	488,933

Community Health Systems, Inc.	8.00%	11/15/19	1,382	1,497,743

DJO Finance LLC(h)	8.75%	03/15/18	1,301	1,398,575

Kindred Healthcare, Inc.	8.25%	06/01/19	542	527,095

				9,913,943

Independent Power Producers & Energy Traders–0.31%
Calpine Corp.(h)	7.88%	01/15/23	—	292

Calpine Corp.(h)	7.50%	02/15/21	2,578	2,874,130

				2,874,422

Oil & Gas–0.44%
Coffeyville Resources LLC(h)	9.00%	04/01/15	3,059	3,273,130

NGPL PipeCo LLC(h)	9.63%	06/01/19	786	872,460

				4,145,590

Oil & Gas Storage & Transportation–0.10%
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.(h)	6.38%	08/01/22	865	908,250

Packaged Foods & Meats–0.10%
Post Holdings Inc.(h)	7.38%	02/15/22	883	931,565

Radio & Television–0.34%
Univision Communications Inc.(h)	6.75%	09/15/22	3,130	3,157,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Telecommunications–0.63%
Goodman Networks, Inc.(h)	12.13%	07/01/18	$2,600	$2,743,000

Paetec Holding Corp.	8.88%	06/30/17	578	630,020

Wind Telecomunicazioni S.p.A. (Italy)(h)	7.25%	02/15/18	1,094	1,009,215

Windstream Corp.	7.50%	06/01/22	1,484	1,524,810

				5,907,045

Tires & Rubber–0.09%
Goodyear Tire & Rubber Co. (The)	7.00%	05/15/22	797	834,858

Trucking–0.08%
Avis Budget Car Rental LLC/Avis Budget Finance Inc.(h)	8.25%	01/15/19	644	701,960

Utilities–0.53%
NRG Energy Inc.(h)	7.63%	05/15/19	4,698	4,921,155

Wireless Telecommunication Services–0.30%
Wind Acquisition Finance S.A. (Italy)(h)	7.25%	02/15/18	3,019	2,785,027

Total U.S. Dollar Denominated Bonds and Notes				55,968,348

Structured Products–2.72%
Apidos CDO Ltd.(h)(i)	6.50%	07/15/23	958	851,858

Apidos Cinco CDO Ltd. (Cayman Islands)(h)(i)	4.25%	05/14/20	345	269,579

Apidos Quattro CDO Ltd. (Cayman Islands)(h)(i)	3.60%	01/20/19	408	311,000

Ares XI CLO Ltd.(h)(i)	3.00%	10/11/21	724	551,611

Atrium IV CDO Corp.(h)	9.18%	06/08/19	205	190,928

Banc of America Large Loan Inc.(h)(i)	1.99%	11/15/13	10,151	9,950,194

Columbus Nova CLO Ltd.(h)(i)	3.60%	05/16/19	1,093	826,337

Columbus Nova CLO Ltd.(h)(i)	3.60%	05/16/19	429	324,335

Flagship CLO VI(h)(i)	4.75%	06/10/21	1,154	901,621

Flagship CLO VI(h)(i)	4.75%	06/10/21	987	771,104

Four Corners CLO II, Ltd.(h)(i)	1.85%	01/26/20	103	79,766

Four Corners CLO II, Ltd.(h)(i)	1.85%	01/26/20	310	240,071

Genesis CLO Ltd.(h)(i)	6.50%	10/10/14	1,007	959,010

Gramercy Park CLO Ltd.(h)(i)	5.50%	07/17/23	1,336	1,110,082

Halcyon Loan Investors CLO II, Ltd. (Cayman Islands)(h)(i)	3.60%	04/24/21	917	691,811

ING Investment Management CLO III, Ltd. (Cayman Islands)(h)(i)	3.50%	12/13/20	1,188	876,976

ING Investment Management CLO IV, Ltd. (Cayman Islands)(h)(i)	4.25%	06/14/22	293	222,553

Madison Park Funding IV Ltd.(h)(i)	3.60%	03/22/21	1,344	1,007,163

Pacifica CDO VI, Ltd.(h)(i)	3.75%	08/15/21	565	394,573

Sierra CLO II Ltd.(i)	3.50%	01/22/21	733	521,795

Silverado CLO Ltd.(h)(i)	3.75%	10/16/20	886	670,841

Slater Mill Loan Fund, Ltd.(h)(i)	5.50%	08/17/22	1,108	978,732

Symphony CLO IX, Ltd.(h)(i)	5.00%	04/16/22	1,901	1,675,374

Symphony CLO VIII, Ltd.(h)(i)	5.75%	01/09/23	1,035	962,363

Total Structured Products				25,339,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Floating Rate Fund

	Shares	Value

Common Stocks & Other Equity Interests–0.80%
Aerospace & Defense–0.01%
ACTS Aero Technical Support & Services, Inc.(h)(j)	122,977	61,489

Automotive–0.01%
Dayco Products, LLC(h)(j)	856	24,075

Dayco Products, LLC(h)(j)	3,261	91,716

		115,791

Broadcasting–0.01%
New Vision Television–Class A–Wts., expiring 09/30/14 (Acquired 09/30/09; Cost $0)(h)(j)	5,707	28,535

New Vision Television–Class B–Wts., expiring 09/30/14 (Acquired 09/30/09; Cost $0)(h)(j)	1,027	10,270

		38,805

Building & Development–0.00%
Lake at Las Vegas Joint Venture, LLC–Class A (Acquired 04/28/10; Cost $664,569)(h)(j)	518	0

Lake at Las Vegas Joint Venture, LLC–Class B (Acquired 06/30/10; Cost $3,408,940)(h)(j)	4	0

Lake at Las Vegas Joint Venture, LLC–Class C–Wts. expiring 07/15/15 (Acquired 06/30/10; Cost $0)(h)(j)	17	0

Lake at Las Vegas Joint Venture, LLC–Class D–Wts. expiring 07/15/15 (Acquired 06/30/10; Cost $0)(h)(j)	24	0

Lake at Las Vegas Joint Venture, LLC–Class E–Wts. expiring 07/15/15 (Acquired 06/30/10; Cost $0)(h)(j)	27	0

Lake at Las Vegas Joint Venture, LLC–Class F–Wts. expiring 07/15/15 (Acquired 06/30/10; Cost $0)(h)(j)	30	0

Lake at Las Vegas Joint Venture, LLC–Class G–Wts. expiring 07/15/15 (Acquired 06/30/10; Cost $0)(h)(j)	34	0

		0

Building Products–0.17%
Masonite Worldwide Holdings, Inc. (Canada)(h)(j)	53,093	1,579,517

Chemicals & Plastics–0.01%
Metokote Corp.–Wts., expiring 11/22/23 (Acquired 12/11/05-05/22/12; Cost $0)(h)(j)	95	102,506

Construction & Engineering–0.00%
United Subcontractors, Inc.(h)(j)	4,840	12,101

Electric Utilities–0.00%
Bicent Power, LLC–Series A–Wts. expiring 08/21/22(h)(j)	101	0

Bicent Power, LLC–Series B–Wts. expiring 08/21/22(h)(j)	164	0

		0

Environmental & Facilities Services–0.20%
Safety-Kleen Systems, Inc.(h)(j)(k)	150,812	1,847,447

Financial Intermediaries–0.00%
Bankruptcy Management Solutions, Inc.(h)(k)	214	2

Bankruptcy Management Solutions, Inc.–Wts. expiring 10/01/17 (Acquired 07/21/06; Cost $0)(h)(k)	18	0

		2

Lodging & Casinos–0.02%
Twin River Worldwide Holdings Inc.–Class A(h)(j)	18,663	214,624

Paper Products–0.00%
Xerium Technologies, Inc.(j)	1,766	7,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Floating Rate Fund

	Shares	Value

Publishing–0.00%
Endurance Business Media, Inc.–Class A(h)(j)	124	$1,235

F&W Media, Inc.(h)(k)	288	36

F&W Media, Inc.–Wts. expiring 06/09/14(h)(k)	496	62

		1,333

Radio & Television–0.34%
Ion Media Networks, Inc.(h)(j)	4,471	3,129,700

Surface Transport–0.00%
U.S. Shipping Corp. (Acquired 09/28/07-09/30/09; Cost $87,805)(h)(j)	87,805	0

U.S. Shipping Corp. (Acquired 09/28/07-09/30/09; Cost $0)(h)(j)	6,189	0

		0

Telecommunications–0.03%
FairPoint Communications, Inc.(j)	44,928	293,380

Total Common Stocks & Other Equity Interests		7,404,518

Money Market Funds–5.03%
Liquid Assets Portfolio–Institutional Class(l)	23,449,818	23,449,818

Premier Portfolio–Institutional Class(l)	23,449,818	23,449,818

Total Money Market Funds		46,899,636

TOTAL INVESTMENTS–102.67% (Cost $964,318,073)		957,261,356

OTHER ASSETS LESS LIABILITIES–(2.67%)		(24,892,412)

NET ASSETS–100.00%		$932,368,944

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-possession
LOC	– Letter of Credit
PIK	– Payment in Kind
Syn LOC	– Synthetic Letter of Credit
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2012 was $14,362,619, which represented 1.54% of the Fund’s Net Assets.
(d)	The borrower has filed for protection in federal bankruptcy court.
(e)	All or a portion of this security is Payment-in-Kind.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at time of funding. See Note 7.
(g)	This floating rate interest will settle after August 31, 2012, at which time the interest rate will be determined.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2012 was $73,622,553, which represented 7.90% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2012.
(j)	Non-income producing securities acquired through the restructuring of senior loans.
(k)	Acquired as part of a bankruptcy restructuring.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $917,418,437)	$910,361,720

Investments in affiliated money market funds, at value and cost	46,899,636

Total investments, at value (Cost $964,318,073)	957,261,356

Cash segregated as collateral	889,094

Receivable for:
Investments sold	14,790,154

Interest and fees	4,615,103

Fund shares sold	5,465,472

Investments matured	70,077

Investment for trustee deferred compensation and retirement plans	34,459

Other assets	33,546

Total assets	983,159,261

Liabilities:
Payable for:
Investments purchased	46,157,498

Amount due to custodian	777,324

Income distributions	604,759

Fund shares repurchased	2,576,491

Accrued fees to affiliates	432,921

Accrued other operating expenses	135,488

Trustee deferred compensation and retirement plans	105,836

Total liabilities	50,790,317

Net assets applicable to shares outstanding	$932,368,944

Net assets consist of:
Shares of beneficial interest	$960,836,879

Undistributed net investment income	352,951

Undistributed net realized gain (loss)	(21,764,169)

Unrealized appreciation (depreciation)	(7,056,717)

$932,368,944

Net Assets:
Class A	$448,142,142

Class C	$258,799,927

Class R	$1,778,715

Class Y	$165,608,826

Institutional Class	$58,039,334

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	57,678,295

Class C	33,459,070

Class R	228,462

Class Y	21,350,205

Institutional Class	7,468,235

Class A:
Net asset value per share	$7.77

Maximum offering price per share (Net asset value of $7.77 divided by 97.50%)	$7.97

Class C:
Net asset value and offering price per share	$7.73

Class R:
Net asset value and offering price per share	$7.79

Class Y:
Net asset value and offering price per share	$7.76

Institutional Class:
Net asset value and offering price per share	$7.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Floating Rate Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Interest	$48,251,786

Dividends (net of foreign withholding taxes of $69,191)	523,287

Dividends from affiliated money market funds	35,737

Other income	1,787,063

Total investment income	50,597,873

Expenses:
Advisory fees	5,386,489

Administrative services fees	233,511

Custodian fees	69,148

Distribution fees:

Class A	1,037,105

Class C	1,916,189

Class R	7,792

Interest, facilities and maintenance fees	250,547

Transfer agent fees — A, C, R & Y	827,984

Transfer agent fees — Institutional	8,176

Trustees’ and officers’ fees and benefits	71,639

Other	459,095

Total expenses	10,267,675

Less: Fees waived and expense offset arrangement(s)	(38,562)

Net expenses	10,229,113

Net investment income	40,368,760

Realized and unrealized gain:
Net realized gain from investment securities	6,889,134

Change in net unrealized appreciation of investment securities	39,591,498

Net realized and unrealized gain	46,480,632

Net increase in net assets resulting from operations	$86,849,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	2012	2011

Operations:
Net investment income	$40,368,760	$42,115,867

Net realized gain	6,889,134	3,254,086

Change in net unrealized appreciation (depreciation)	39,591,498	(32,747,303)

Net increase in net assets resulting from operations	86,849,392	12,622,650

Distributions to shareholders from net investment income:
Class A	(19,919,096)	(21,622,255)

Class C	(11,021,656)	(10,387,775)

Class R	(71,261)	(61,928)

Class Y	(6,619,187)	(6,645,821)

Institutional Class	(2,766,115)	(3,168,407)

Total distributions to shareholders from net investment income	(40,397,315)	(41,886,186)

Share transactions–net:
Class A	(25,517,343)	106,565,026

Class C	(23,017,848)	86,405,542

Class R	204,697	456,201

Class Y	33,082,924	37,146,862

Institutional Class	6,259,440	12,014,497

Net increase (decrease) in net assets resulting from share transactions	(8,988,130)	242,588,128

Net increase in net assets	37,463,947	213,324,592

Net assets:
Beginning of year	894,904,997	681,580,405

End of year (includes undistributed net investment income of $352,951 and $403,190, respectively)	$932,368,944	$894,904,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2012

Cash provided by operating activities:
Net increase in net assets resulting from operations	$86,849,392

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(734,007,873)

Proceeds from disposition of investments and principal payments	763,799,562

Increase in receivables and other assets	(510,811)

Amortization of premiums and accretion of discounts on investment securities	(5,818,993)

Increase in accrued expenses and other payables	183,156

Change in net unrealized appreciation on investment securities	(39,591,498)

Net realized gain from investment securities	(6,889,134)

Net cash provided by operating activities	64,013,801

Cash provided by (used in) financing activities:
Dividends paid to shareholders	(13,082,631)

Proceeds from shares of beneficial interest sold	316,988,164

Increase in payable for amount due custodian	777,324

Disbursements from shares of beneficial interest reacquired	(359,662,920)

Net cash provided by (used in) financing activities	(54,980,063)

Net increase in cash and cash equivalents	9,033,738

Cash and cash equivalents at beginning of period	37,865,898

Cash and cash equivalents at end of period	$46,899,636

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	29,022,434

Supplemental disclosure of cash flow information:

Cash paid during the year ended August 31, 2012 for interest, facilities and maintenance fees was $234,247.

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities

28        Invesco Floating Rate Fund

may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

29        Invesco Floating Rate Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
J.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
K.	Redemption Fees — The Fund had a 2% redemption fee that was retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, was imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee was recorded as an increase in shareholder capital and was allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
L.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
M.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

30        Invesco Floating Rate Fund

N.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.65%

Next $4.5 billion	0.60%

Next $5 billion	0.575%

Over $10 billion	0.55%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 1.50%, 2.00%, 1.75%, 1.25% and 1.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2012, the Adviser waived advisory fees of $36,792.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $94,926 in front-end sales commissions from the sale of Class A shares and $32,885 and $67,352 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

31        Invesco Floating Rate Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$53,985,727	$215,921	$102,506	$54,304,154

Variable Rate Senior Loan Interests	—	821,649,177	—	821,649,177

Bonds and Notes	—	55,968,348	—	55,968,348

Structured Products	—	25,339,677	—	25,339,677

Total Investments	$53,985,727	$903,173,123	$102,506	$957,261,356

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2012, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $1,770.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Borrowings

The Board of Trustees of the Fund approved a revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $150,000,000 or (2) the limits set by its prospectus for borrowings. This agreement has been renewed will expire on September 17, 2013. Prior to September 20, 2011, the fund was party to a commiteed line of credit with JPMorgan Chase Bank.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

32        Invesco Floating Rate Fund

NOTE 7—Unfunded Loan Commitments

As of August 31, 2012, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

		Principal
Borrower		Amount	Value

Boyd Gaming Corp.	Revolver Loan	$936,782	$884,674

Delta Air Lines, Inc.	Revolver Loan	1,500,000	1,478,910

General Motors Holdings	Revolver Loan	8,254,240	7,631,747

Harland Clarke Holdings Corp.	Revolver Loan	1,346,988	1,171,879

Lake at Las Vegas Joint Venture, LLC	Revolver Loan	19,988	18,489

Realogy Corp.	Revolver Loan	2,514,754	2,200,410

West Corp.	Revolver Loan	1,747,822	1,573,039

		$16,320,574	$14,959,148

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$40,397,315	$41,886,186

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$364,154

Net unrealized appreciation (depreciation) — investments	(8,975,729)

Temporary book/tax differences	(101,514)

Capital loss carryforward	(19,754,846)

Shares of beneficial interest	960,836,879

Total net assets	$932,368,944

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

33        Invesco Floating Rate Fund

  The Fund utilized $6,140,287 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2013	$2,087,714	$—	$2,087,714

August 31, 2014	2,498,917	—	2,498,917

August 31, 2016	1,685,685	—	1,685,685

August 31, 2017	13,482,530	—	13,482,530

	$19,754,846	$—	$19,754,846

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $718,525,281 and $696,598,864, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$13,664,634

Aggregate unrealized (depreciation) of investment securities	(22,640,363)

Net unrealized appreciation (depreciation) of investment securities	$(8,975,729)

Cost of investments for tax purposes is $966,237,085.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of restructured senior loans, on August 31, 2012, undistributed net investment income was decreased by $21,684 and undistributed net realized gain (loss) was increased by $21,684. This reclassification had no effect on the net assets of the Fund.

34        Invesco Floating Rate Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	22,275,912	$170,426,665	51,924,957	$402,865,246

Class C	5,871,052	44,618,527	20,380,816	157,385,082

Class R	86,374	660,015	109,739	849,859

Class Y	12,131,084	92,783,961	17,975,403	139,258,574

Institutional Class	1,687,281	12,812,506	8,017,545	61,791,412

Issued as reinvestment of dividends:
Class A	1,902,814	14,507,416	2,102,175	16,229,673

Class C	1,032,010	7,833,248	947,654	7,276,456

Class R	8,616	65,877	7,276	56,294

Class Y	509,053	3,887,695	365,792	2,813,264

Institutional Class	357,609	2,728,198	339,446	2,621,455

Reacquired:(b)
Class A	(27,781,004)	(210,451,424)	(40,848,669)	(312,529,893)

Class C	(10,015,718)	(75,469,623)	(10,289,375)	(78,255,996)

Class R	(68,852)	(521,195)	(58,867)	(449,952)

Class Y	(8,435,063)	(63,588,732)	(13,724,851)	(104,924,976)

Institutional Class	(1,232,413)	(9,281,264)	(6,729,184)	(52,398,370)

Net increase (decrease) in share activity	(1,671,245)	$(8,988,130)	30,519,857	$242,588,128

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Net of redemption fees of $21,733 and $122,957 allocated among the classes based on relative net assets of each class for the years ended August 31, 2012 and 2011, respectively.

35        Invesco Floating Rate Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period(b)	return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 08/31/12	$7.36	$0.37	$0.41	$0.78	$(0.37)	$7.77	10.75%	$448,142	1.11	%(e)(f)	1.11	%(e)(f)	4.80	%(e)	82%
Year ended 08/31/11	7.47	0.35	(0.11)	0.24	(0.35)	7.36	3.07	450,750	0.99	(f)	1.00	(f)	4.53		152
Year ended 08/31/10	7.09	0.40	0.39 (g)	0.79	(0.41)	7.47	11.28 (g)	359,476	1.12	(f)	1.14	(f)	5.34		106
Year ended 08/31/09	7.99	0.41	(0.89)	(0.48)	(0.42)	7.09	(4.97)	218,448	1.24	(f)	1.25	(f)	6.50		52
Year ended 08/31/08	8.67	0.53	(0.68)	(0.15)	(0.53)	7.99	(1.80)	141,803	1.36	(f)	1.37	(f)	6.36		66

Class C
Year ended 08/31/12	7.32	0.33	0.41	0.74	(0.33)	7.73	10.24	258,800	1.61	(e)(f)	1.61	(e)(f)	4.30	(e)	82
Year ended 08/31/11	7.44	0.31	(0.12)	0.19	(0.31)	7.32	2.41	267,796	1.49	(f)	1.50	(f)	4.03		152
Year ended 08/31/10	7.06	0.36	0.39 (g)	0.75	(0.37)	7.44	10.75 (g)	189,966	1.62	(f)	1.64	(f)	4.84		106
Year ended 08/31/09	7.97	0.38	(0.90)	(0.52)	(0.39)	7.06	(5.61)	103,975	1.74	(f)	1.75	(f)	6.00		52
Year ended 08/31/08	8.65	0.48	(0.68)	(0.20)	(0.48)	7.97	(2.31)	68,452	1.86	(f)	1.87	(f)	5.86		66

Class R
Year ended 08/31/12	7.37	0.35	0.42	0.77	(0.35)	7.79	10.61	1,779	1.36	(e)(f)	1.36	(e)(f)	4.55	(e)	82
Year ended 08/31/11	7.49	0.33	(0.12)	0.21	(0.33)	7.37	2.68	1,491	1.24	(f)	1.25	(f)	4.28		152
Year ended 08/31/10	7.10	0.39	0.39 (g)	0.78	(0.39)	7.49	11.15 (g)	1,080	1.37	(f)	1.39	(f)	5.09		106
Year ended 08/31/09	8.00	0.40	(0.89)	(0.49)	(0.41)	7.10	(5.19)	427	1.49	(f)	1.50	(f)	6.25		52
Year ended 08/31/08	8.66	0.51	(0.66)	(0.15)	(0.51)	8.00	(1.81)	330	1.61	(f)	1.62	(f)	6.11		66

Class Y
Year ended 08/31/12	7.34	0.38	0.42	0.80	(0.38)	7.76	11.19	165,609	0.86	(e)(f)	0.86	(e)(f)	5.05	(e)	82
Year ended 08/31/11	7.46	0.37	(0.12)	0.25	(0.37)	7.34	3.19	125,900	0.74	(f)	0.75	(f)	4.78		152
Year ended 08/31/10	7.07	0.42	0.39 (g)	0.81	(0.42)	7.46	11.72 (g)	93,479	0.87	(f)	0.89	(f)	5.59		106
Year ended 08/31/09(h)	7.29	0.41	(0.24)	0.17	(0.39)	7.07	3.48	20,176	1.00	(f)(i)	1.00	(f)(i)	6.74	(i)	52

Institutional Class
Year ended 08/31/12	7.36	0.39	0.41	0.80	(0.39)	7.77	11.13	58,039	0.77	(e)(f)	0.77	(e)(f)	5.14	(e)	82
Year ended 08/31/11	7.47	0.38	(0.12)	0.26	(0.37)	7.36	3.40	48,967	0.68	(f)	0.69	(f)	4.84		152
Year ended 08/31/10	7.09	0.42	0.39 (g)	0.81	(0.43)	7.47	11.65 (g)	37,580	0.79	(f)	0.81	(f)	5.67		106
Year ended 08/31/09	7.99	0.44	(0.89)	(0.45)	(0.45)	7.09	(4.62)	38,720	0.88	(f)	0.89	(f)	6.86		52
Year ended 08/31/08	8.67	0.56	(0.68)	(0.12)	(0.56)	7.99	(1.46)	50,786	1.01	(f)	1.02	(f)	6.71		66

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $414,842, $255,492, $1,558, $130,550 and $53,639 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Ratio includes line of credit expense of 0.03%, 0.01%, 0.02%, 0.02%, and 0.06% for the years ended August 31, 2012, August 31, 2011, August 31, 2010, August 31, 2009 and August 31, 2008, respectively.
(g)	Includes the impact of the valuation policy on Corporate Loans effective January 1, 2010. Had the policy change not occurred, Net gains on securities (both realized and unrealized) per share would have been $0.33, $0.33, $0.33, $0.33 and $0.33 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively, and total returns would have been lower.
(h)	Commencement date of October 3, 2008.
(i)	Annualized.

NOTE 13—Subsequent Events

Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares.

36        Invesco Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2012
Houston, Texas

37        Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2]	(08/31/12)	Period[2]	Ratio
A	$1,000.00	$1,038.50	$5.74	$1,019.51	$5.69	1.12%

C	1,000.00	1,034.60	8.29	1,016.99	8.21	1.62

R	1,000.00	1,037.20	7.02	1,018.25	6.95	1.37

Y	1,000.00	1,039.80	4.46	1,020.76	4.42	0.87

Institutional	1,000.00	1,038.80	4.13	1,021.09	4.09	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

38        Invesco Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Floating Rate Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one

39        Invesco Floating Rate Fund

year period, the first quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers advises or sub-advises two off-shore funds with comparable investment strategies, both of which had higher effective fee rates than the Fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

40        Invesco Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41        Invesco Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco Floating Rate Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco Floating Rate Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco Floating Rate Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Floating Rate Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	FLR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2012

Invesco Global Real Estate Income Fund
Nasdaq:
A: ASRAX  ▪  B: SARBX  ▪  C: ASRCX  ▪  Y: ASRYX  ▪  Institutional: ASRIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
24	Financial Highlights
25	Auditor’s Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Agreements
29	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Global Real Estate Income Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
      In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Global Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary
Investors favored US securities over international securities as the European debt crisis, political upheaval in the Middle East and potential economic slowing in Asia remained at the forefront of investor concerns during the fiscal year ended August 31, 2012. A general preference for yield, however, kept real estate securities among the best performers for the reporting period. As a result, the Fund at net asset value outperformed both its broad market and Lipper peer group benchmarks, the MSCI World Index and the Lipper Global Real Estate Funds Classification Average, respectively.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.32%

Class B Shares	11.49

Class C Shares	11.49

Class Y Shares	12.62

Institutional Class Shares	12.63

MSCI World Index▼ (Broad Market Index)	8.12

S&P 500 Index▪ (Former Broad Market Index)*	18.00

Custom Global Real Estate Income Index◆ (Style-Specific Index)	13.53

Custom Select Real Estate Income Index▲ (Former Style-Specific Index)*	17.45

Lipper Global Real Estate Funds Classification Averageª (Peer Group)	11.45

Lipper Real Estate Funds Indexª (Former Peer Group Index)*	15.74

Source(s): ▼Invesco, MSCI via FactSet Research Systems Inc.; ▪Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ◆Invesco, Lipper Inc.; ▲Invesco, Lipper Inc., Bloomberg L.P.; ªLipper Inc.

*	During the reporting period, the Fund has elected to use the MSCI World Index as its broad market benchmark, the Custom Global Real Estate Income Index as its style-specific benchmark and the Lipper Global Real Estate Funds Classification Average as its peer group benchmark because they more appropriately reflect the Fund’s investment style than the S&P 500 Index, the Custom Select Real Estate Income Index and the Lipper Real Estate Funds Index.

How we invest
Effective September 1, 2011, Invesco Select Real Estate Income Fund became Invesco Global Real Estate Income Fund. In addition to the name change, the Fund’s prospectus was updated to permit the Fund to invest a greater

Portfolio Composition
By property type

Diversified	14.1%

Mortgage-Backed Securities	13.7

Office REITs	6.2

Retail REITs	6.1

Lodging/Resorts	5.9

Office	5.8

Health Care	4.6

Non-US-Dollar-Denominated Bonds & Notes	4.5

Regional Malls	4.3

Shopping Centers	3.5

Apartments	2.7

Industrial	2.7

Specialty Properties	2.7

Other Properties, Each Less Than 2% of Portfolio	18.8

Money Market Funds Plus Other Assets Less Liabilities	4.4
percentage of its assets in non-US securities. Also, the Fund’s benchmarks changed to reflect its expanded global strategy, and it added a redemption fee for short-term purchases.
     Your Fund holds primarily real estate-oriented securities. We focus on public

Top 10 Equity Holdings*

1.	Hospitality Properties Trust	1.9%

2.	Kilroy Realty Corp., Series G Pfd.	1.4

3.	Land Securities Group PLC	1.3

4.	National Retail Properties Inc.	1.3

5.	British Land Co. PLC	1.3

6.	Senior Housing Properties Trust	1.3

7.	Digital Realty Trust, Inc.	1.3

8.	Stockland	1.2

9.	Liberty Property Trust	1.2

10.	Kilroy Realty Corp., Series H Pfd.	1.0

Total Net Assets	$509.5 million

Total Number of Holdings*	212

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
securities whose value is driven by tangible assets. Our goal is to create a fund that will provide attractive current income. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation, and management and structure review, to identify securities with:
■	Attractive relative yields.

■	Favorable property market outlook.

■	Reasonable valuations relative to peer investment alternatives.
     We attempt to manage risk by allocating assets between property-related common stocks and fixed income securities, as well as diversifying by property types and geographic location, and limiting the size of any one holding.
     We will consider selling a holding when:
■	Relative yields and/or valuation falls below desired levels.

■	Risk/return relationships change significantly.

■	Company fundamentals change(property type, geography or management changes).

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled very publicly to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade combined with the continuing eurozone debt-crisis saga to reignite fears of a global recession through October.
     As those negative headlines faded during the fall of 2011, signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter and into the spring of 2012. In late March, markets paused, and while company earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By May, the market went into steady decline as investors grew concerned about the real possibility of a Greek exit from the European Union and possible collapse of the euro. Economic data and earnings in the US began to show signs of deceleration amid contagion from both European and Asian weakness.

4 Invesco Global Real Estate Income Fund

     Toward the end of the reporting period, yet another European commitment to lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement, along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the markets modestly higher as the reporting period ended.
     On an absolute basis, each component of the capital structure contributed to Fund performance during the fiscal year. Real estate common stock had the greatest contribution to performance, followed by real estate preferred securities, commercial mortgage-backed securities – mortgage-backed fixed income securities that are secured by the loan on a commercial property – and real estate corporate debt.
     From a real estate investment trust (REIT) sector standpoint, diversified REITs, health care REITs and lodging/ resorts had the greatest contribution to performance. Conversely, residential developers, manufactured homes and timber REITs were laggards, though they still produced positive results for the Fund. From a country standpoint, the US, Canada and Australia were strong contributors, while France, Belgium and the Netherlands detracted from performance.
     In terms of positioning changes during the fiscal year, the most significant was a decrease in US common stocks (equity REITs) and an increase in international common stocks, given favorable relative value and higher yields. Approximately the same mix of equity to fixed income investments was held at the end of the fiscal year as at the beginning. We believed certain fixed income investments offered attractive yields and total return potential with lower volatility than equities. Additionally, fixed income securities with higher positioning within the capital structure, such as real estate corporate debt and preferred securities, may provide an additional level of protection from potential fundamental or property value decline. Among real estate common stocks, we favored certain international companies that may offer relatively more stable economic growth profiles than US companies, while also providing a high level of income.
     The Fund has the flexibility to invest across equities and fixed income securities on a global basis, in an effort to take advantage of market dislocations driven by capital market influences rather than underlying commercial real estate fundamentals. We remain committed to owning quality real estate companies that we believe may benefit from relatively better sector trends. We continue to manage risk by holding a portfolio that is diversified by property type and geographic location. We also continue to favor lower-leveraged companies with above-average levels of dividend coverage in the portfolio.
     We thank you for your continued investment in Invesco Global Real Estate Income Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Joe Rodriguez Jr.
Portfolio manager, is lead manager of Invesco Global Real Estate Income Fund. He joined Invesco in 1990. Mr. Rodriguez earned a BBA in economics and finance and an MBA in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.
Darin Turner
Portfolio manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

5 Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 8/31/02*
1	Sources: Invesco, Lipper Inc., Bloomberg L.P.

2	Sources: Invesco, Lipper Inc.

3	Source: Lipper Inc.

4	Sources: Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

5	Sources: Invesco, MSCI via FactSet Research Systems Inc.
*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     During the reporting period, the Fund has elected to use the MSCI World Index as its broad market benchmark, the Custom Global Real Estate Income Index as its style-specific benchmark and the Lipper Global Real Estate Funds Classification Average as its peer group benchmark because they more appropriately reflect the Fund’s investment style than the S&P 500 Index, the Custom Select Real Estate Income Index and the Lipper Real Estate Funds Index. Because this is the first reporting period since we have adopted the new indexes, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

Class A Shares

Inception (5/31/02)		9.49%

10	Years	10.00

5	Years	2.12

1	Year	6.12

Class B Shares

10	Years	9.63%

5	Years	2.32

1	Year	6.49

Class C Shares

10	Years	9.63%

5	Years	2.52

1	Year	10.49

Class Y Shares

10	Years	10.71%

5	Years	3.43

1	Year	12.62

Institutional Class Shares

10	Years	10.86%

5	Years	3.73

1	Year	12.63

On March 12, 2007, the Fund reorganized from a closed-end Fund to an open-end Fund. Performance shown prior to that date is that of the closed-end Fund’s common shares and includes the fees applicable to common shares. The closed-end Fund’s common share performance reflects any applicable fee waivers or expense reimbursements.
     Class B shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class B shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class C shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (5/31/02)		9.29%

10	Years	9.13

5	Years	0.86

1	Year	0.31

Class B Shares

10	Years	8.76%

5	Years	1.08

1	Year	0.60

Class C Shares

10	Years	8.75%

5	Years	1.24

1	Year	4.48

Class Y Shares

10	Years	9.82%

5	Years	2.14

1	Year	6.55

Institutional Class Shares

10	Years	9.97%

5	Years	2.46

1	Year	6.69

shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007, in which reinvestments were made at the lower of the closed-end Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.31%, 2.06%, 2.06%, 1.06% and 0.97%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Fund performance was positively affected by a temporary 2% fee on redemptions that was in effect from March 12, 2007, to March 12, 2008. Without income from this temporary fee, returns would have been lower.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7 Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	On March 12, 2007,Invesco Select Real Estate Income Fund was reorganized from a closed-end Fund to an open-end Fund. Information presented for Class A shares prior to the reorganization included financial data for the closed-end Fund’s common shares.

■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Nondiversification risk. The Fund is non diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	REIT risk/real estate risk. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ASRAX
Class B Shares	SARBX
Class C Shares	ASRCX
Class Y Shares	ASRYX
Institutional Class Shares	ASRIX

8 Invesco Global Real Estate Income Fund

that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Custom Global Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Global Real Estate Income Fund, comprises the following indexes: FTSE EPRA/NAREIT Developed Real Estate (50%) and Wachovia Hybrid and Preferred Securities REIT (50%).

■	The Custom Select Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Select Real Estate Income Fund (renamed Invesco Global Real Estate Income Fund), comprises the following indexes: FTSE NAREIT Equity REIT (50%) and Wachovia Hybrid and Preferred Securities REIT (50%).

■	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.

■	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

■	The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.

■	The Wachovia Hybrid and Preferred Securities REIT Index measures the performance of US preferred shares.

■	The FTSE NAREIT Equity REIT Index is an unmanaged index considered representative of US REITs.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

9 Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2012

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–54.57%
Australia–6.03%
BWP Trust	476,177	$976,774

CFS Retail Property Trust	1,420,701	2,817,068

Challenger Diversified Property Group	921,026	2,198,206

Charter Hall Group	959,691	2,665,872

Charter Hall Retail REIT	1,034,154	3,718,338

Commonwealth Property Office Fund	1,099,989	1,170,604

Dexus Property Group	801,719	793,439

GPT Group	633,042	2,295,747

Investa Office Fund	780,662	2,288,946

Mirvac Group	1,617,781	2,262,780

Stockland	1,928,026	6,350,202

Westfield Group	120,044	1,229,132

Westfield Retail Trust	650,273	1,946,289

		30,713,397

Belgium–0.15%
Intervest Offices & Warehouses	33,141	772,541

Canada–5.81%
Artis REIT	170,800	2,875,829

Boardwalk REIT	45,800	2,988,916

Brookfield Canada Office Properties	105,401	3,050,097

Calloway REIT	85,100	2,529,090

Canadian Apartment Properties REIT	98,500	2,477,736

Chartwell Seniors Housing REIT	331,700	3,482,194

Cominar REIT	104,300	2,560,158

Dundee REIT	57,800	2,241,883

H&R REIT	106,500	2,732,985

Primaris Retail REIT	104,200	2,520,712

RioCan REIT	77,300	2,165,560

		29,625,160

China–1.70%
Agile Property Holdings Ltd.	936,000	1,078,170

CapitaRetail China Trust	2,222,000	2,638,447

China Overseas Land & Investment Ltd.	414,000	937,641

Guangzhou R&F Properties Co. Ltd.–Class H	1,079,200	1,251,103

Shimao Property Holdings Ltd.	904,000	1,369,277

Soho China Ltd.	2,160,000	1,381,331

		8,655,969

France–1.70%
Gecina S.A.	12,551	1,199,798

Klepierre	34,319	1,105,648

Mercialys S.A.	122,622	2,517,769

Unibail-Rodamco S.E.	18,924	3,852,320

		8,675,535

Germany–0.72%
Deutsche Euroshop AG	68,625	2,508,157

GSW Immobilien AG	32,313	1,150,292

		3,658,449

Hong Kong–2.79%
Champion REIT	5,065,000	2,235,756

Fortune REIT	2,379,000	1,726,891

Hang Lung Properties Ltd.	733,000	2,512,643

Hongkong Land Holdings Ltd.	157,000	957,700

Kerry Properties Ltd.	478,000	2,276,666

Link REIT (The)	481,000	2,145,771

Sino Land Co. Ltd.	1,425,000	2,343,689

		14,199,116

Japan–5.27%
Advance Residence Investment	1,166	2,353,103

Industrial & Infrastructure Fund Investment Corp.	458	3,286,548

Japan Prime Realty Investment Corp.	692	1,948,298

Japan Real Estate Investment Corp.	192	1,877,931

Kenedix Realty Investment Corp.	602	1,981,766

Mitsui Fudosan Co., Ltd.	70,000	1,307,061

Nippon Building Fund Inc.	212	2,147,852

Nomura Real Estate Office Fund, Inc.	510	2,939,684

Nomura Real Estate Residential Fund, Inc.	456	2,464,582

ORIX JREIT Inc.	527	2,416,096

Tokyu Land Corp.	403,000	1,988,933

United Urban Investment Corp.	1,903	2,129,791

		26,841,645

New Zealand–0.40%
AMP NZ Office Ltd.	1,167,536	901,762

Kiwi Income Property Trust	1,278,088	1,126,084

		2,027,846

Singapore–2.99%
Ascendas REIT	1,660,000	3,143,132

Ascott Residence Trust	1,332,000	1,335,847

CapitaCommercial Trust	769,000	877,006

Frasers Centrepoint Trust	1,758,000	2,517,675

Mapletree Industrial Trust	1,514,000	1,651,990

Mapletree Logistics Trust	2,113,000	1,881,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Real Estate Income Fund

	Shares	Value

Singapore–(continued)

Starhill Global REIT	1,865,000	$1,099,787

Suntec REIT	2,341,000	2,714,012

		15,221,212

South Africa–1.89%
Capital Property Fund	651,910	847,161

Fountainhead Property Trust	1,911,557	1,908,028

Growthpoint Properties Ltd.	1,060,491	3,464,864

Hyprop Investments Ltd.	201,706	1,765,873

SA Corporate Real Estate Fund	3,903,307	1,664,444

		9,650,370

United Kingdom–4.88%
British Land Co. PLC	761,343	6,510,840

Hammerson PLC	429,688	3,117,725

Hansteen Holdings PLC	1,809,900	2,155,184

Land Securities Group PLC	523,119	6,569,698

Safestore Holdings PLC	1,115,781	1,806,956

SEGRO PLC	1,273,723	4,681,601

		24,842,004

United States–20.24%
Alexandria Real Estate Equities, Inc.	18,900	1,396,710

AvalonBay Communities, Inc.	17,300	2,448,296

BioMed Realty Trust, Inc.	78,000	1,445,340

CBL & Associates Properties, Inc.	128,700	2,750,319

Cohen & Steers Quality Income Realty Fund, Inc.	206,873	2,244,572

Corporate Office Properties Trust	49,800	1,113,528

DCT Industrial Trust Inc.	122,200	772,304

DiamondRock Hospitality Co.	221,900	2,134,678

Digital Realty Trust, Inc.	86,300	6,430,213

DuPont Fabros Technology Inc.	19,600	540,176

EastGroup Properties, Inc.	19,800	1,061,280

Entertainment Properties Trust	37,000	1,686,830

Equity Lifestyle Properties, Inc.	23,700	1,629,612

Equity One, Inc.	56,400	1,195,680

Essex Property Trust, Inc.	17,600	2,674,848

Extra Space Storage Inc.	50,900	1,736,199

Government Properties Income Trust	207,950	4,697,591

Healthcare Realty Trust, Inc.	190,800	4,628,808

Hersha Hospitality Trust	260,600	1,297,788

Highwoods Properties, Inc.	67,500	2,201,175

Hospitality Properties Trust	399,300	9,611,151

Inland Real Estate Corp.	385,750	3,163,150

Kimco Realty Corp.	48,500	985,520

Liberty Property Trust	161,900	5,970,872

LTC Properties, Inc.	49,800	1,680,252

Mack-Cali Realty Corp.	60,500	1,615,350

Mid-America Apartment Communities, Inc.	19,800	1,346,400

National Retail Properties Inc.	210,100	6,525,706

Neuberger Berman Real Estate Securities Income Fund Inc.	10,150	48,720

Pebblebrook Hotel Trust	59,300	1,401,259

Piedmont Office Realty Trust Inc.–Class A	104,700	1,776,759

PS Business Parks, Inc.	12,700	865,759

Public Storage	12,200	1,775,832

Retail Opportunity Investments Corp.	211,100	2,653,527

RLJ Lodging Trust	42,900	765,336

Senior Housing Properties Trust	293,150	6,484,478

Simon Property Group, Inc.	7,300	1,158,510

Tanger Factory Outlet Centers, Inc.	56,500	1,895,575

UDR, Inc.	43,900	1,108,475

Ventas, Inc.	36,900	2,416,581

Washington REIT	56,000	1,504,160

Weingarten Realty Investors	63,000	1,759,590

Weyerhaeuser Co.	102,200	2,545,802

		103,144,711

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $251,853,997)		278,027,955

Preferred Stocks–21.06%
United States–21.06%
Alexandria Real Estate Equities Inc., Series D, $1.75% Conv. Pfd.	35,000	942,812

BioMed Realty Trust, Inc., Series A, 7.38% Pfd.	70,000	1,789,900

Brandywine Realty Trust, Series D, 7.38% Pfd.	10,355	264,570

CBL & Associates Properties, Inc., Series D, 7.38% Pfd.	184,700	4,728,320

Chesapeake Lodging Trust, Series A, 7.75% Pfd.	90,000	2,322,000

Corporate Office Properties Trust, Series J, 7.63% Pfd.	22,000	560,120

Series L, 7.38% Pfd.	80,000	2,060,000

Digital Realty Trust Inc., Series F, 6.63% Pfd.	80,000	2,128,800

DuPont Fabros Technology, Inc., Series A, 7.88% Pfd.	59,400	1,587,762

Series B, 7.63% Pfd.	140,400	3,790,800

Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	521,318

Entertainment Properties Trust, Series C, $1.44 Conv. Pfd.	50,000	1,036,000

Series E, $2.25 Conv. Pfd.	54,400	1,553,664

Equity Lifestyle Properties, Inc., Series A, 8.03% Pfd.	4,400	112,200

Essex Property Trust, Inc., Series H, 7.13% Pfd.	120,000	3,202,800

Health Care REIT, Inc., Series I, $3.25 Conv. Pfd.	82,500	4,578,750

Series J, 6.50% Pfd.	80,000	2,151,200

Hersha Hospitality Trust, Series A, 8.00% Pfd.	7,520	191,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Real Estate Income Fund

	Shares		Value

United States–(continued)

Hospitality Properties Trust, Series C, 7.00% Pfd.		98,800	$2,490,748

Hospitality Properties Trust, Series D, 7.13% Pfd.		80,125	2,190,618

Hudson Pacific Properties Inc. Series B, 8.38% Pfd.		44,000	1,179,200

Inland Real Estate Corp., Series A, 8.13% Pfd.		39,385	1,034,644

Kilroy Realty Corp., Series G, 6.88% Pfd.		274,000	7,148,660

Series H, 6.38% Pfd.		198,000	4,930,200

Kimco Realty Corp., Series J, 5.50% Pfd.		89,800	2,226,142

LaSalle Hotel Properties, Series G, 7.25% Pfd.		91,450	2,327,403

Series H, 7.50% Pfd.		103,900	2,811,534

National Retail Properties Inc., Series D, 6.63% Pfd.		136,000	3,610,800

Pebblebrook Hotel Trust, Series A, 7.88% Pfd.		178,700	4,681,940

ProLogis, Inc., Series Q, 8.54% Pfd.		950	57,831

PS Business Parks, Inc., Series R, 6.88% Pfd.		45,000	1,224,000

Series S, 6.45% Pfd.		120,000	3,270,000

Public Storage, 5.90% Pfd.		40,000	1,068,400

Series R, 6.35% Pfd.		170,000	4,692,000

Series T, 5.75% Pfd.		80,000	2,128,800

Regency Centers, Series 6, 6.63% Pfd.		120,000	3,241,500

SL Green Realty Corp., Series C, 7.63% Pfd.		181,100	4,605,373

SL Green Realty Corp., Series I, 6.50% Pfd.		196,000	4,890,200

Sunstone Hotel Investors, Inc., Series A, 8.00% Pfd.		76,475	1,937,877

Sunstone Hotel Investors, Inc., Series D, 8.00% Pfd.		55,960	1,450,483

Taubman Centers, Inc., Series J, 6.50% Pfd.		99,000	2,500,740

Terreno Realty Corp., Series A 7.75% Pfd.		38,250	1,000,237

Vornado Realty Trust, Series H, 6.75% Pfd.		91,800	2,349,162

Vornado Realty Trust, Series I, 6.63% Pfd.		184,203	4,721,123

Total Preferred Stocks (Cost $103,383,167)			107,292,466

	Principal
	Amount
Mortgage-Backed Securities–13.70%
Ireland–0.70%
DECO Series 2012-MHLA, Class C, Floating Rate Pass Through Ctfs., 3.02%, 07/28/21(a)(b)(c)	GBP	1,166,667	1,636,652

Titan Europe PLC, Series 2005-CT1X, Class C, Floating Rate Pass Through Ctfs., 1.36%, 07/28/14(a)(b)	GBP	1,250,248	1,935,393

			3,572,045

United Kingdom–0.85%
Eclipse Ltd. Series 2006-4, Class A, Floating Rate Pass Through Ctfs., 1.00%, 10/25/18(a)(b)	GBP	1,906,679	2,542,877

Mall Funding PLC (The), Series 1, Class A, Floating Rate Pass Through Ctfs., 1.46%, 04/22/17(a)(b)	GBP	1,193,451	1,771,677

			4,314,554

United States–12.15%
Banc of America Large Loan Inc., Series 2006-BIX1, Class E, Floating Rate Pass Through Ctfs., 0.48%, 10/15/19(b)(c)		$1,900,000	1,801,794

Bear Stearns Commercial Mortgage Securities,
Series 2004-PWR6, Class B, Variable Rate Pass Through Ctfs., 4.95%, 11/11/41(b)(c)		50,000	53,733

Series 2005-T18, Class AJ, Variable Rate Pass Through Ctfs., 5.01%, 02/13/42(b)		350,000	371,822

Series 2006-T22, Class AJ, Variable Rate Pass Through Ctfs., 5.71%, 04/12/38(b)		2,900,000	3,000,721

Series 2006-T24, Class AJ, Variable Rate Pass Through Ctfs., 5.60%, 10/12/41(b)		5,950,000	5,139,937

Citigroup Commercial Mortgage Trust,
Series 2005-EMG, Class D, Variable Rate Pass Through Ctfs., 5.03%, 09/20/51(b)(c)		500,000	495,183

Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-C3, Class G, Variable Rate Pass Through Ctfs., 4.62%, 05/15/38(b)(c)		25,000	23,325

Series 2005-C5, Class C, Variable Rate Pass Through Ctfs., 5.10%, 08/15/38(b)		4,975,000	4,856,851

DLJ Commercial Mortgage Corp., Series 1998-CG1, Class B4, Variable Rate Pass Through Ctfs., 7.21%, 06/10/31(b)(c)		340,000	348,147

FREMF Mortgage Trust, Series 2012-K705, Class C, Variable Rate Pass Through Ctfs., 4.31%, 09/25/44(b)(c)		3,000,000	2,853,212

GMAC Commercial Mortgage Securities Inc., Series 1998-C2, Class F, Pass Through Ctfs., 6.50%, 05/15/35(c)		159,428	164,563

GS Mortgage Securities Corp II,
Series 2003-C1, Class J, Variable Rate Pass Through Ctfs., 5.31%, 01/10/40(b)(c)		900,000	901,525

Series 2011-ALF, Class D, Pass Through Ctfs., 4.21%, 02/10/21(c)		3,500,000	3,524,150

JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/46(c)		1,962,476	2,152,496

LB-UBS Commercial Mortgage Trust,
Series 2002-C7, Class B, Pass Through Ctfs., 5.08%, 01/15/36		96,000	96,792

Series 2005-C1, Class C, Variable Rate Pass Through Ctfs., 4.84%, 02/15/40(b)		170,000	171,099

Series 2006-C4, Class AJ, Variable Rate Pass Through Ctfs., 6.08%, 06/15/38(b)		5,260,000	4,701,180

Merrill Lynch Mortgage Trust,
Series 2004-KEY2, Class D, Variable Rate Pass Through Ctfs., 5.05%, 08/12/39(b)		4,975,000	4,638,449

Series 2004-MKB1, Class B, Variable Rate Pass Through Ctfs., 5.28%, 02/12/42(b)		25,000	26,524

Series 2005-CIP1, Class AJ, Variable Rate Pass Through Ctfs., 5.14%, 07/12/38(b)		2,850,000	2,895,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Global Real Estate Income Fund

	Principal
	Amount		Value

United States–(continued)

Morgan Stanley Capital I,
Series 2005-HQ7, Class AJ, Variable Rate Pass Through Ctfs., 5.38%, 11/14/42(b)		$5,360,000	$5,561,177

Series 2005-IQ10, Class B, Variable Rate Pass Through Ctfs., 5.45%, 09/15/42(b)		5,475,000	5,293,408

Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 5.90%, 10/15/42(b)		270,000	225,440

Series 2007-HQ11, Class AJ, Variable Rate Pass Through Ctfs., 5.51%, 02/12/44(b)		3,975,000	3,578,985

Series 2007-T27, Class AJ, Variable Rate Pass Through Ctfs., 5.82%, 06/11/42(b)		2,950,000	2,810,369

Series 2007-T27, Class AM, Variable Rate Pass Through Ctfs., 5.82%, 06/11/42(b)		25,000	27,463

Wachovia Bank Commercial Mortgage Trust,
Series 2003-C5, Class B, Pass Through Ctfs., 4.11%, 06/15/35		180,000	182,872

Series 2004-C15, Class 175B, Variable Rate Pass Through Ctfs., 6.04%, 10/15/41(b)(c)		2,700,000	2,674,438

Series 2004-C15, Class 175C, Variable Rate Pass Through Ctfs., 6.04%, 10/15/41(b)(c)		396,000	388,611

Series 2005-C21, Class D, Variable Rate Pass Through Ctfs., 5.41%, 10/15/44(b)		3,000,000	2,925,282

			61,885,300

Total Mortgage-Backed Securities (Cost $67,570,513)			69,771,899

Non U.S. Dollar Denominated Bonds & Notes–4.46%(a)
Australia–4.46%
CFS Retail Property Trust, Sr. Unsec. Conv. Euro Notes, 5.75%, 07/04/14(d)	AUD	2,100,000	2,243,762

GPT RE Ltd., Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/19	AUD	2,980,000	3,276,711

Mirvac Group Finance Ltd., Sr. Unsec. Gtd. Medium-Term Notes, 8.00%, 09/16/16	AUD	5,000,000	5,543,454

Stockland Trust Management Ltd., Sr. Unsec. Gtd. Medium-Term Notes, 6.00%, 05/15/13	AUD	2,470,000	2,573,936

8.50%, 02/18/15	AUD	2,000,000	2,242,226

7.50%, 07/01/16	AUD	2,250,000	2,507,015

Westfield Retail Trust, DIP, Sr. Unsec. Gtd. Medium-Term Notes, 7.00%, 10/18/16	AUD	3,900,000	4,325,461

Total Non U.S. Dollar Denominated Bonds & Notes (Cost $21,977,442)			22,712,565

U.S. Dollar Denominated Bonds & Notes–1.84%
Brazil–0.39%
BR Properties S.A., Sr. Unsec. Gtd. Notes, 9.00%(c)(e)		1,850,000	2,004,434

China–0.87%
Country Garden Holdings Co. Ltd., Sr. Unsec. Notes, 11.75%, 09/10/14(c)		1,000,000	1,090,174

KWG Property Holdings Ltd., Sr. Unsec. Gtd. Notes, 12.50%, 08/18/17(c)		2,300,000	2,351,750

Franshion Development Ltd., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/21(c)		1,000,000	1,001,394

			4,443,318

United States–0.58%
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16		900,000	926,100

Host Hotels & Resorts L.P., Sr. Unsec. Gtd. Conv. Notes, 2.63%, 04/15/17(c)(d)		2,000,000	2,007,500

			2,933,600

Total U.S. Dollar Denominated Bonds & Notes (Cost $8,802,171)			9,381,352

	Shares
Money Market Funds–3.30%
Liquid Assets Portfolio–Institutional Class(f)		8,398,918	8,398,918

Premier Portfolio–Institutional Class(f)		8,398,919	8,398,919

Total Money Market Funds (Cost $16,797,837)			16,797,837

TOTAL INVESTMENTS–98.93% (Cost $470,385,127)			503,984,074

OTHER ASSETS LESS LIABILITIES–1.07%			5,476,380

NET ASSETS–100.00%			$509,460,454

Investment Abbreviations:

AUD	– Australian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
DIP	– Debtor-in-possession
GBP	– British Pound
Gtd.	– Guaranteed
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Unsec.	– Unsec.

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in currency indicated.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2012.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2012 was $25,473,080, which represented 5.00% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $453,587,290)	$487,186,237

Investments in affiliated money market funds, at value and cost	16,797,837

Total investments, at value (Cost $470,385,127)	503,984,074

Foreign currencies, at value (Cost $2,080,184)	2,089,864

Receivable for:
Investments sold	1,931,583

Fund shares sold	4,644,980

Dividends and interest	1,513,345

Foreign currency contracts outstanding	87

Investment for trustee deferred compensation and retirement plans	32,665

Other assets	37,498

Total assets	514,234,096

Liabilities:
Payable for:
Investments purchased	3,902,983

Fund shares reacquired	515,312

Accrued fees to affiliates	232,661

Accrued other operating expenses	24,086

Trustee deferred compensation and retirement plans	98,600

Total liabilities	4,773,642

Net assets applicable to shares outstanding	$509,460,454

Net assets consist of:
Shares of beneficial interest	$473,724,505

Undistributed net investment income	3,560,721

Undistributed net realized gain (loss)	(1,443,339)

Unrealized appreciation	33,618,567

$509,460,454

Net Assets:
Class A	$318,463,866

Class B	$1,606,488

Class C	$44,789,738

Class Y	$114,524,617

Institutional Class	$30,075,745

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	35,501,179

Class B	179,482

Class C	5,004,994

Class Y	12,801,098

Institutional Class	3,357,586

Class A:
Net asset value per share	$8.97

Maximum offering price per share (Net asset value of $8.97 divided by 94.50%)	$9.49

Class B:
Net asset value and offering price per share	$8.95

Class C:
Net asset value and offering price per share	$8.95

Class Y:
Net asset value and offering price per share	$8.95

Institutional Class:
Net asset value and offering price per share	$8.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $744,588)	$18,072,353

Dividends from affiliated money market funds	16,914

Interest	4,530,400

Total investment income	22,619,667

Expenses:
Advisory fees	2,757,292

Administrative services fees	121,535

Custodian fees	58,334

Distribution fees:

Class A	597,713

Class B	16,625

Class C	325,691

Transfer agent fees — A, B, C and Y	606,934

Transfer agent fees — Institutional	37,289

Trustees’ and officers’ fees and benefits	39,001

Other	280,383

Total expenses	4,840,797

Less: Fees waived and expense offset arrangement(s)	(17,431)

Net expenses	4,823,366

Net investment income	17,796,301

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	5,167,014

Foreign currencies	(26,100)

5,140,914

Change in net unrealized appreciation of:
Investment securities	23,775,598

Foreign currencies	4,279

Foreign currency contracts	87

23,779,964

Net realized and unrealized gain	28,920,878

Net increase in net assets resulting from operations	$46,717,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	2012	2011

Operations:
Net investment income	$17,796,301	$10,145,196

Net realized gain	5,140,914	31,820,565

Change in net unrealized appreciation (depreciation)	23,779,964	(14,156,592)

Net increase in net assets resulting from operations	46,717,179	27,809,169

Distributions to shareholders from net investment income:
Class A	(10,974,958)	(6,385,644)

Class B	(66,882)	(55,232)

Class C	(1,252,416)	(635,236)

Class Y	(2,665,994)	(1,010,913)

Institutional Class	(1,805,834)	(1,576,407)

Total distributions from net investment income	(16,766,084)	(9,663,432)

Share transactions–net:
Class A	96,606,755	43,730,695

Class B	(276,855)	(38,388)

Class C	15,641,770	8,493,706

Class Y	82,201,168	2,300,978

Institutional Class	(7,962,465)	(5,027,618)

Net increase in net assets resulting from share transactions	186,210,373	49,459,373

Net increase in net assets	216,161,468	67,605,110

Net assets:
Beginning of year	293,298,986	225,693,876

End of year (includes undistributed net investment income of $3,560,721 and $1,690,425, respectively)	$509,460,454	$293,298,986

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Income Fund, formerly Invesco Select Real Estate Income Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest.
  The Fund’s investment objective is current income and, secondarily, capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by

16        Invesco Global Real Estate Income Fund

independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

17        Invesco Global Real Estate Income Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund had a 2% redemption fee that was retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, was imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee was recorded as an increase in shareholder capital and was allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class

18        Invesco Global Real Estate Income Fund

shares to 2.00%, 2.75%, 2.75%, 1.75% and 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigaton expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 20, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2012, the Adviser waived advisory fees of $16,675.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $113,608 in front-end sales commissions from the sale of Class A shares and $1,411, $2,977 and $4,795 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

19        Invesco Global Real Estate Income Fund

  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2012, there were transfers from Level 1 to Level 2 of $14,727,474 and from Level 2 to Level 1 of $12,747,954, due to foreign fair value adjustments, additionally, there were transfers from Level 2 to Level 1 of $7,996,940, due to securities trading on an exchange.

	Level 1	Level 2	Level 3	Total

Australia	$10,612,028	$42,813,934	$—	$53,425,962

Belgium	772,541	—	—	772,541

Brazil	—	2,004,434	—	2,004,434

Canada	29,625,160	—	—	29,625,160

China	4,019,777	9,079,510	—	13,099,287

France	—	8,675,535	—	8,675,535

Germany	—	3,658,449	—	3,658,449

Hong Kong	4,830,363	9,368,753	—	14,199,116

Ireland	—	3,572,045	—	3,572,045

Japan	—	26,841,645	—	26,841,645

New Zealand	—	2,027,846	—	2,027,846

Singapore	14,344,206	877,006	—	15,221,212

South Africa	9,650,370	—	—	9,650,370

United Kingdom	18,331,165	10,825,393	—	29,156,558

United States	222,471,552	69,582,362	—	292,053,914

	$314,657,162	$189,326,912	$—	$503,984,074

Foreign Currency Contracts*	—	87	—	87

Total Investments	$314,657,162	$189,326,999	$—	$503,984,161

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$1,141	$(1,054)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended August 31, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Foreign Currency
Contracts*

Change in Unrealized Appreciation
Currency risk	$87

*	The average notional value of foreign currency contracts outstanding during the period was $2,257,277.

20        Invesco Global Real Estate Income Fund

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

09/04/12	Citibank Capital	AUD	1,506,696	USD	1,555,814	$1,556,718	$(904)

09/04/12	Bank of New York	USD	2,620,045	AUD	2,536,591	2,620,806	761

09/05/12	State Street	EUR	59,445	USD	74,711	74,782	(71)

09/04/12	Credit Suisse	USD	45,137	ZAR	378,286	45,058	(79)

09/05/12	Deutsche Banc	USD	220,934	ZAR	1,858,048	221,314	380

Total open foreign currency contracts							$87

Currency Abbreviations:

AUD	– Australian Dollar
EUR	– European Dollar
USD	– U.S. Dollar
ZAR	– South African Rand

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2012, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $756.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$16,766,084	$9,663,432

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$11,796,183

Net unrealized appreciation — investments	24,273,832

Net unrealized appreciation — other investments	19,620

Temporary book/tax differences	(94,241)

Capital loss carryforward	(259,445)

Shares of beneficial interest	473,724,505

Total net assets	$509,460,454

21        Invesco Global Real Estate Income Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $3,913,758 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2018	$259,445	$—	$259,445

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $356,920,364 and $175,151,745, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$30,756,956

Aggregate unrealized (depreciation) of investment securities	(6,483,124)

Net unrealized appreciation of investment securities	$24,273,832

Cost of investments for tax purposes is $479,710,242.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on August 31, 2012, undistributed net investment income was increased by $840,079, undistributed net realized gain (loss) was decreased by $805,275 and shares of beneficial interest was decreased by $34,804. This reclassification had no effect on the net assets of the Fund.

22        Invesco Global Real Estate Income Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	18,683,381	$159,199,288	10,732,994	$89,560,522

Class B	46,872	393,823	66,731	550,871

Class C	2,369,846	20,158,359	1,559,082	12,992,304

Class Y	11,969,982	101,722,029	1,599,691	13,212,606

Institutional Class	2,439,672	20,294,421	1,162,860	9,576,471

Issued as reinvestment of dividends:
Class A	943,687	7,809,770	611,409	5,004,588

Class B	6,776	55,840	6,066	49,475

Class C	123,735	1,024,338	65,429	535,195

Class Y	246,272	2,050,366	99,207	808,386

Institutional Class	198,667	1,639,410	180,704	1,471,367

Automatic conversion of Class B shares to Class A shares:
Class A	34,166	290,854	33,301	280,701

Class B	(34,221)	(290,854)	(33,373)	(280,701)

Reacquired:(b)
Class A	(8,381,414)	(70,693,157)	(6,149,335)	(51,115,116)

Class B	(51,839)	(435,664)	(43,772)	(358,033)

Class C	(658,315)	(5,540,927)	(608,844)	(5,033,793)

Class Y	(2,540,668)	(21,571,227)	(1,418,430)	(11,720,014)

Institutional Class	(3,552,032)	(29,896,296)	(1,930,006)	(16,075,456)

Net increase in share activity	21,844,567	$186,210,373	5,933,714	$49,459,373

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $2,724 and $0 allocated among the classes based on relative net assets of each class for the year ended August 31, 2012 and August 31, 2011, respectively.

23        Invesco Global Real Estate Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

														Ratio of		Ratio of
			Net gains											expenses		expenses
			(losses)						Redemption					to average		to average net		Ratio of net
	Net asset		on securities			Dividends	Distributions		fees added					net assets		assets without		investment
	value,	Net	(both		Total from	from net	from net		to shares of	Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and		investment	investment	realized	Total	beneficial	value, end		Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)		operations	income	gains	distributions	interest	of period		return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/12	$8.39	$0.41	$0.57		$0.98	$(0.40)	$—	$(0.40)	$—	$8.97	(d)	12.19%	$318,464	1.31	%(e)	1.31	%(e)	4.82	%(e)	49%
Year ended 08/31/11	7.77	0.32	0.61		0.93	(0.31)	—	(0.31)	—	8.39		12.11	203,100	1.30		1.30		3.83		101
Year ended 08/31/10	6.62	0.28	1.14		1.42	(0.27)	—	(0.27)	—	7.77		21.85	147,568	1.37		1.38		3.93		77
Year ended 08/31/09	8.38	0.27	(1.75)		(1.48)	(0.28)	—	(0.28)	—	6.62		(17.12)	94,979	1.73		1.74		4.83		59
Year ended 08/31/08	16.27	0.42	(1.54)		(1.12)	(0.65)	(6.18)	(6.83)	0.06	8.38		(7.47)	111,529	1.32		1.33		3.91		73

Class B
Year ended 08/31/12	8.36	0.34	0.59		0.93	(0.34)	—	(0.34)	—	8.95	(d)	11.49	1,606	2.06(e	)	2.06	(e)	4.07	(e)	49
Year ended 08/31/11	7.75	0.26	0.59		0.85	(0.24)	—	(0.24)	—	8.36		11.15	1,772	2.05		2.05		3.08		101
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	—	7.75		21.02	1,676	2.12		2.13		3.18		77
Year ended 08/31/09	8.37	0.23	(1.77)		(1.54)	(0.23)	—	(0.23)	—	6.60		(17.91)	680	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.28	(1.40	)(f)	(1.12)	(0.56)	(6.18)	(6.74)	—	8.37		(8.01)	1,126	2.07		2.08		3.16		73

Class C
Year ended 08/31/12	8.36	0.34	0.59		0.93	(0.34)	—	(0.34)	—	8.95	(d)	11.49	44,790	2.06	(e)	2.06	(e)	4.07	(e)	49
Year ended 08/31/11	7.75	0.26	0.59		0.85	(0.24)	—	(0.24)	—	8.36		11.15	26,511	2.05		2.05		3.08		101
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	—	7.75		21.02	16,692	2.12		2.13		3.18		77
Year ended 08/31/09	8.38	0.23	(1.78)		(1.55)	(0.23)	—	(0.23)	—	6.60		(18.00)	4,296	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.29	(1.40	)(f)	(1.11)	(0.56)	(6.18)	(6.74)	—	8.38		(7.90)	1,932	2.07		2.08		3.16		73

Class Y
Year ended 08/31/12	8.36	0.43	0.58		1.01	(0.42)	—	(0.42)	—	8.95	(d)	12.62	114,525	1.06	(e)	1.06	(e)	5.07	(e)	49
Year ended 08/31/11	7.75	0.34	0.60		0.94	(0.33)	—	(0.33)	—	8.36		12.28	26,139	1.05		1.05		4.08		101
Year ended 08/31/10	6.60	0.31	1.13		1.44	(0.29)	—	(0.29)	—	7.75		22.21	22,047	1.12		1.13		4.18		77
Year ended 08/31/09(g)	7.15	0.26	(0.63)		(0.37)	(0.18)	—	(0.18)	—	6.60		(4.23)	2,755	1.53	(h)	1.53	(h)	5.03	(h)	59

Institutional Class
Year ended 08/31/12	8.38	0.44	0.57		1.01	(0.43)	—	(0.43)	—	8.96	(d)	12.63	30,076	0.98	(e)	0.98	(e)	5.15	(e)	49
Year ended 08/31/11	7.76	0.35	0.61		0.96	(0.34)	—	(0.34)	—	8.38		12.52	35,777	0.96		0.96		4.17		101
Year ended 08/31/10	6.62	0.32	1.13		1.45	(0.31)	—	(0.31)	—	7.76		22.27	37,711	0.92		0.93		4.38		77
Year ended 08/31/09	8.39	0.31	(1.77)		(1.46)	(0.31)	—	(0.31)	—	6.62		(16.75)	33,753	1.11		1.12		5.45		59
Year ended 08/31/08	16.27	0.37	(1.37	)(f)	(1.00)	(0.70)	(6.18)	(6.88)	—	8.39		(6.91)	12,696	0.88		0.89		4.35		73

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(e)	Ratios are based on average daily net assets (000’s) of $239,085, $1,663, $32,569, $58,709 and $37,202 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008. Redemption fees added to shares of beneficial interest for Class B, Class C and Institutional Class shares were $0.05, $0.05 and $0.04 per share, respectively for the year ended August 31, 2008.
(g)	Commencement date of October 31, 2008.
(h)	Annualized.

NOTE 13—Subsequent Event

Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares.

24        Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Global Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Real Estate Income Fund, (formerly known as Invesco Select Real Estate Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 23, 2012
Houston, Texas

25        Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2]	(08/31/12)	Period[2]	Ratio
A	$1,000.00	$1,070.80	$6.71	$1,018.65	$6.55	1.29%

B	1,000.00	1,066.90	10.60	1,014.88	10.33	2.04

C	1,000.00	1,067.00	10.60	1,014.88	10.33	2.04

Y	1,000.00	1,072.30	5.42	1,019.91	5.28	1.04

Institutional	1,000.00	1,072.80	5.31	1,020.01	5.18	1.02

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

26        Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Global Real Estate Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

27        Invesco Global Real Estate Income Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Global Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of the Lipper performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods (there being no Index data for the five year period). The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds or client accounts with investment strategies comparable to those of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.
  The Board also considered use of an affiliated broker to execute certain trades for the Fund and that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

28        Invesco Global Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Qualified Dividend Income*	1.23%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29        Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Global Real Estate Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	GREI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2012

Invesco U.S. Quantitative Core Fund
Nasdaq:
A: SCAUX ▪ B: SBCUX ▪ C: SCCUX ▪ R: SCRUX ▪ Y: SCAYX
Investor: SCNUX ▪ Institutional: SCIUX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic wellbeing was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco U.S. Quantitative Core Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
     In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco U.S. Quantitative Core Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2012, Class A shares of Invesco U.S. Quantitative Core Fund, at net asset value (NAV), outperformed the S&P 500 Index and the Lipper Large-Cap Core Funds Index. The Fund seeks to provide long-term growth of capital by investing, typically, at least 80% of its assets in a diversified portfolio of securities of large-cap companies. Stock selection in the consumer staples, energy and financials sectors contributed to the Fund’s positive performance. The consumer discretionary, health care, materials and telecommunication services sectors detracted from overall Fund performance.
Your Fund’s long-term performance appears later in this report.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.54%

Class B Shares	17.75

Class C Shares	17.64

Class R Shares	18.24

Class Y Shares	18.89

Investor Class Shares	18.63

Institutional Class Shares	18.90

S&P 500 Index▼ (Broad Market/Style-Specific Index)	18.00

Lipper Large-Cap Core Funds Index▪ (Peer Group Index)	14.00

Source(s): ▼Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ▪Lipper Inc.

How we invest
We manage your Fund to provide exposure to large-cap core equity stocks. The portfolio strives to outperform the S&P 500 Index while minimizing the amount of additional risk relative to the benchmark. The Fund can be used as a long-term allocation to large-cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.
     Our investment process integrates the following key steps:
■	Universe development

■	Stock rankings

■	Risk assessment

■	Portfolio construction

■	Trading
     While the companies included in the S&P 500 Index are used as a general guide for developing the Fund’s investable universe, non-benchmark stocks may also be considered. Each stock in the universe is evaluated on four concepts: company earnings momentum, price trend, management action and relative valuation. The scores from these four concepts are combined to arrive at an overall alpha score (excess return forecast) for each stock. Each alpha score is relative to the other securities in the same industry. Stocks also are evaluated on a number of other factors to develop a stock-specific risk forecast and transaction cost forecast.
      We then incorporate the alpha forecast, risk forecast and transaction cost forecast using an optimizer (a software tool) to build a portfolio that we believe is an optimal balance of the stocks’ potential risk and return. This portfolio is constructed according to certain constraints to increase the probability that the Fund’s relative performance and volatility remain within the Fund’s strategy guidelines.

We continually monitor the portfolio, and the overall investment process is repeated on a monthly basis to determine which companies should be bought or sold in the portfolio.
      In terms of risk management, we seek to minimize any style biases in the portfolio. Active managers typically add value in one of, or a combination of, four areas: beta bias (relative volatility), style bias, stock selection and sector/industry over-and underweight. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the S&P 500 Index with regard to beta, style and sector/industry exposures.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled very publicly to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade combined with the continuing eurozone debt-crisis saga to reignite global recession fears through October.
      As those negative headlines faded during the fall of 2011, signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter and into the spring of 2012. In late March, markets paused, and while company earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By May, the market went into steady decline as investors grew concerned about the real possibility of a Greek exit from the European Union and the potential collapse of the euro. Economic data and earnings in the US began to show signs of

Portfolio Composition
By sector

Information Technology	22.9%

Financials	16.7

Health Care	13.5

Consumer Discretionary	12.7

Energy	12.5

Consumer Staples	7.1

Industrials	5.7

Telecommunication Services	4.4

Materials	2.8

U.S. Treasury Bills Plus Money Market Funds Plus Other Assets Less Liabilities	1.7

Top 10 Equity Holdings*

1. Apple Inc.	6.8%

2. Exxon Mobil Corp.	4.7

3. General Electric Co.	3.6

4. Microsoft Corp.	3.4

5. Pfizer Inc.	3.3

6. Philip Morris International Inc.	3.0

7. Wal-Mart Stores, Inc.	2.8

8. Verizon Communications Inc.	2.8

9. Amgen Inc.	2.5

10. Cisco Systems, Inc.	2.4

Total Net Assets	$336.9 million

Total Number of Holdings*	69
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco U.S. Quantitative Core Fund

deceleration amid contagion from both European and Asian weakness.
     Toward the end of the reporting period, yet another European commitment to a lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement, along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the markets modestly higher as the reporting period ended.
     All sectors in the broad market index posted positive returns for the reporting period. All investment styles posted positive returns, with large-cap stocks generally outperforming both mid-cap and small-cap stocks for the reporting period.
     Regarding the results of Invesco U.S. Quantitative Core Fund, it is important to understand our investment process to better evaluate the drivers of our relative performance versus the S&P 500 Index. We generally evaluate performance based on the effect of our stock selection and risk management.
     Our stock selection model, based on the four concepts (company earnings momentum, price trend, management action and relative value) that make up our alpha (excess return) forecast for stocks in our investment universe, was a contributor to Fund performance for the fiscal year. When selecting Fund holdings, we also take into account our risk and transaction cost forecasts. We use our optimization software to assist in making investment decisions, based on our alpha forecast as well as our risk and transaction cost forecasts. Consequently, while our stock selection model may identify a stock with an attractive alpha forecast, the optimizer may indicate that its transaction costs are too high and/or its risk level is unacceptable.
     All sectors in the Fund generated positive returns over the Fund’s fiscal year. Stock selection in the energy and financials sectors was particularly strong. Also contributing to Fund performance was positive stock selection in the consumer staples, information technology (IT) and industrials sectors. The consumer discretionary, health care, materials and telecommunication services sectors detracted from overall Fund performance.
     Among individual stocks, Apple was the top contributor in the IT sector. As part of a consortium, Apple acquired Nortel Networks Corporation’s (not a Fund holding) patent portfolio during the fiscal year. Also, in February 2012, the company acquired app-search engine
Chomp (not a Fund holding). Holdings in the industrials sector were also strong performers during the fiscal year. General Electric was a top contributor in this sector.
     Select holdings within the consumer discretionary sector, including Apollo Group and Crocs, delivered negative performance and detracted from the Fund’s overall positive performance. Apollo Group announced that Charles B. “Chas” Edelstein would retire as co-chief executive officer and director of the company on August 26, 2012. Mr. Edelstein will serve the company in a part-time advisory capacity through February 2013. Crocs was no longer held at the close of the reporting period.
     Other detractors from Fund performance during the reporting period included telecommunication services company Sprint Nextel and materials company Freeport-McMoran Copper. Both of these holdings were sold before the close of the reporting period.
     At the beginning of the fiscal year, the Fund’s underlying investment model struggled to add value compared to the S&P 500 Index. Toward the end of the reporting period, the model began to generate more positive stock selection results. Our earnings momentum, management action and price trend concepts continued to build positive momentum during the reporting period. On average, our weakest concept, relative value, showed a positive contribution for the fiscal year.
     During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. These futures contracts generated a positive return and contributed to Fund performance.
     We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco U.S. Quantitative Core Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Michael Abata
Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Quantitative Core Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Quantitative Core Fund. He joined Invesco in 1995. Mr. Murphy earned a BBA from the University of Massachusetts Amherst and an MS in finance from Boston College.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Quantitative Core Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco U.S. Quantitative Core Fund. She joined Invesco in 1998. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.
Andrew Waisburd
Portfolio manager, is manager of Invesco U.S. Quantitative Core Fund. He joined Invesco in 2008. Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5	Invesco U.S. Quantitative Core Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 3/31/06
1 Sources: Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Warrants risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be subject to illiquidity.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco U.S. Quantitative Core Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)	1.15%

5 Years	-1.09

1 Year	11.98

Class B Shares

Inception (3/31/06)	1.32%

5 Years	-0.98

1 Year	12.75

Class C Shares

Inception (3/31/06)	1.29%

5 Years	-0.71

1 Year	16.64

Class R Shares

Inception (3/31/06)	1.81%

5 Years	-0.20

1 Year	18.24

Class Y Shares

Inception	2.24%

5 Years	0.27

1 Year	18.89

Investor Class Shares

Inception	2.07%

5 Years	0.06

1 Year	18.63

Institutional Class Shares

Inception (3/31/06)	2.33%

5 Years	0.32

1 Year	18.90

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
      Investor Class shares incepted on April 25, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.
Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)	0.38%

5 Years	-2.64

1 Year	-2.14

Class B Shares

Inception (3/31/06)	0.56%

5 Years	-2.54

1 Year	-2.25

Class C Shares

Inception (3/31/06)	0.53%

5 Years	-2.28

1 Year	1.75

Class R Shares

Inception (3/31/06)	1.05%

5 Years	-1.76

1 Year	3.29

Class Y Shares

Inception	1.47%

5 Years	-1.32

1 Year	3.86

Investor Class Shares

Inception	1.30%

5 Years	-1.52

1 Year	3.48

Institutional Class Shares

Inception (3/31/06)	1.54%

5 Years	-1.29

1 Year	3.74
sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 1.22% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
      The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
      Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7	Invesco U.S. Quantitative Core Fund

Invesco U.S. Quantitative Core Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Large capitalization company risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	SCAUX
Class B Shares	SBCUX
Class C Shares	SCCUX
Class R Shares	SCRUX
Class Y Shares	SCAYX
Investor Class Shares	SCNUX
Institutional Class Shares	SCIUX

8	Invesco U.S. Quantitative Core Fund

Schedule of Investments(a)

August 31, 2012

	Shares	Value

Common Stocks & Other Equity Interests–98.28%
Aerospace & Defense–0.83%
Textron Inc.	105,000	$2,805,600

Apparel Retail–1.21%
Gap, Inc. (The)	15,600	558,792

TJX Cos., Inc. (The)	76,500	3,502,935

		4,061,727

Biotechnology–2.45%
Amgen Inc.	98,500	8,266,120

Cable & Satellite–0.21%
DISH Network Corp.–Class A	22,600	722,974

Communications Equipment–2.43%
Cisco Systems, Inc.	428,700	8,179,596

Computer & Electronics Retail–1.91%
Best Buy Co., Inc.	139,700	2,478,278

GameStop Corp.–Class A	207,600	3,961,008

		6,439,286

Computer Hardware–8.14%
Apple Inc.	34,420	22,897,561

Dell Inc.	426,600	4,517,694

		27,415,255

Computer Storage & Peripherals–2.42%
Lexmark International, Inc.–Class A	90,700	1,969,097

Seagate Technology PLC	193,200	6,184,332

		8,153,429

Construction & Engineering–0.19%
KBR, Inc.	23,100	625,779

Consumer Finance–2.19%
Discover Financial Services	190,500	7,378,065

Data Processing & Outsourced Services–2.37%
Visa Inc.–Class A	62,300	7,989,975

Department Stores–1.99%
Macy’s, Inc.	166,100	6,695,491

Diversified Banks–3.15%
U.S. Bancorp	206,800	6,909,188

Wells Fargo & Co.	108,600	3,695,658

		10,604,846

Drug Retail–1.31%
CVS Caremark Corp.	97,200	4,427,460

Education Services–1.05%
Apollo Group, Inc.–Class A(b)	131,900	3,541,515

Fertilizers & Agricultural Chemicals–2.84%
CF Industries Holdings, Inc.	15,900	3,291,459

Monsanto Co.	71,900	6,263,209

		9,554,668

Home Entertainment Software–0.86%
Activision Blizzard, Inc.	246,600	2,900,016

Homebuilding–1.75%
PulteGroup Inc.(b)	431,500	5,902,920

Hotels, Resorts & Cruise Lines–0.20%
Wyndham Worldwide Corp.	13,100	683,034

Hypermarkets & Super Centers–2.83%
Wal-Mart Stores, Inc.	131,500	9,546,900

Industrial Conglomerates–4.65%
3M Co.	39,300	3,639,180

General Electric Co.	581,100	12,034,581

		15,673,761

Integrated Oil & Gas–6.61%
Chevron Corp.	57,600	6,460,416

Exxon Mobil Corp.	181,200	15,818,760

		22,279,176

Integrated Telecommunication Services–4.40%
AT&T Inc.	151,500	5,550,960

Verizon Communications Inc.	215,600	9,257,864

		14,808,824

Internet Retail–0.97%
Expedia, Inc.	63,500	3,261,360

Internet Software & Services–1.38%
AOL Inc.(b)	63,600	2,141,412

IAC/InterActiveCorp	48,300	2,503,872

		4,645,284

IT Consulting & Other Services–0.38%
International Business Machines Corp.	6,550	1,276,267

Life & Health Insurance–1.55%
Lincoln National Corp.	225,000	5,224,500

Managed Health Care–5.21%
Aetna Inc.	124,200	4,770,522

Humana Inc.	73,300	5,136,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco U.S. Quantitative Core Fund

	Shares	Value

Managed Health Care–(continued)

UnitedHealth Group Inc.	134,900	$7,325,070

WellPoint, Inc.	5,600	335,272

		17,567,728

Motorcycle Manufacturers–0.07%
Harley-Davidson, Inc.	5,300	222,388

Movies & Entertainment–1.56%
News Corp.–Class A	224,300	5,246,377

Multi-Line Insurance–0.50%
Hartford Financial Services Group, Inc. (The)	93,000	1,667,490

Oil & Gas Equipment & Services–1.38%
National Oilwell Varco Inc.	59,100	4,657,080

Oil & Gas Exploration & Production–1.77%
ConocoPhillips	95,900	5,446,161

WPX Energy Inc.(b)	33,200	517,920

		5,964,081

Oil & Gas Refining & Marketing–2.71%
Phillips 66	33,500	1,407,000

Tesoro Corp.	193,900	7,705,586

		9,112,586

Other Diversified Financial Services–2.28%
Citigroup Inc.	258,900	7,691,919

Pharmaceuticals–5.87%
Eli Lilly & Co.	131,200	5,892,192

Forest Laboratories, Inc.(b)	83,800	2,907,022

Pfizer Inc.	459,400	10,961,284

		19,760,498

Property & Casualty Insurance–1.13%
Berkshire Hathaway Inc.–Class B(b)	45,200	3,812,168

Publishing–1.47%
McGraw-Hill Cos., Inc. (The)	96,400	4,935,680

Regional Banks–3.30%
Fifth Third Bancorp	193,500	2,929,590

Huntington Bancshares Inc.	144,800	955,680

KeyCorp	198,400	1,672,512

Regions Financial Corp.	799,500	5,564,520

		11,122,302

Retail REIT’s–2.11%
Simon Property Group, Inc.	44,800	7,109,760

Semiconductors–0.73%
Intel Corp.	40,900	1,015,547

Marvell Technology Group Ltd.	142,500	1,450,650

		2,466,197

Specialized Consumer Services–0.30%
H&R Block, Inc.	61,500	1,018,440

Specialized Finance–0.38%
Moody’s Corp.	32,300	1,279,080

Specialized REIT’s–0.07%
Public Storage	1,700	247,452

Systems Software–4.17%
Microsoft Corp.	365,700	11,270,874

Symantec Corp.(b)	155,800	2,777,914

		14,048,788

Tobacco–3.00%
Philip Morris International Inc.	113,300	10,117,691

Total Common Stocks & Other Equity Interests (Cost $268,189,948)		331,111,533

	Principal
	Amount
U.S. Treasury Bills–0.27%
0.15%, 09/13/12 (Cost $899,956)(c)(d)	$900,000	899,985

	Shares
Money Market Funds–1.45%
Liquid Assets Portfolio–Institutional Class(e)	2,443,103	2,443,103

Premier Portfolio–Institutional Class(e)	2,443,102	2,443,102

Total Money Market Funds (Cost $4,886,205)		4,886,205

TOTAL INVESTMENTS–100.00% (Cost $273,976,109)		336,897,723

OTHER ASSETS LESS LIABILITIES–0.00%		16,052

NET ASSETS–100.00%		$336,913,775

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco U.S. Quantitative Core Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $269,089,904)	$332,011,518

Investments in affiliated money market funds, at value and cost	4,886,205

Total investments, at value (Cost $273,976,109)	336,897,723

Receivable for:
Variation margin	31,417

Fund shares sold	88,448

Dividends	803,786

Investment for trustee deferred compensation and retirement plans	129,821

Other assets	33,230

Total assets	337,984,425

Liabilities:
Payable for:
Fund shares reacquired	455,202

Accrued fees to affiliates	260,929

Accrued other operating expenses	121,954

Trustee deferred compensation and retirement plans	232,565

Total liabilities	1,070,650

Net assets applicable to shares outstanding	$336,913,775

Net assets consist of:
Shares of beneficial interest	$414,329,293

Undistributed net investment income	3,055,760

Undistributed net realized gain (loss)	(143,878,188)

Unrealized appreciation	63,406,910

$336,913,775

Net Assets:
Class A	$198,830,847

Class B	$16,912,637

Class C	$41,148,119

Class R	$1,059,281

Class Y	$4,269,234

Investor Class	$63,296,389

Institutional Class	$11,397,268

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	22,953,495

Class B	1,983,254

Class C	4,834,859

Class R	123,047

Class Y	490,342

Investor Class	7,285,448

Institutional Class	1,308,615

Class A:
Net asset value per share	$8.66

Maximum offering price per share
(Net asset value of $8.66 divided by 94.50%)	$9.16

Class B:
Net asset value and offering price per share	$8.53

Class C:
Net asset value and offering price per share	$8.51

Class R:
Net asset value and offering price per share	$8.61

Class Y:
Net asset value and offering price per share	$8.71

Investor Class:
Net asset value and offering price per share	$8.69

Institutional Class:
Net asset value and offering price per share	$8.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco U.S. Quantitative Core Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $2,908)	$7,186,715

Dividends from affiliated money market funds	7,505

Total investment income	7,194,220

Expenses:
Advisory fees	2,002,340

Administrative services fees	132,512

Custodian fees	17,622

Distribution fees:

Class A	491,706

Class B	185,461

Class C	432,074

Class R	5,370

Investor Class	154,462

Transfer agent fees — A, B, C, R, Y and Investor	884,454

Transfer agent fees — Institutional	6,698

Trustees’ and officers’ fees and benefits	41,371

Other	210,171

Total expenses	4,564,241

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(638,689)

Net expenses	3,925,552

Net investment income	3,268,668

Realized and unrealized gain from:
Net realized gain from:
Investment securities	2,539,297

Futures contracts	1,060,983

3,600,280

Change in net unrealized appreciation of:
Investment securities	49,676,037

Futures contracts	203,960

49,879,997

Net realized and unrealized gain	53,480,277

Net increase in net assets resulting from operations	$56,748,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco U.S. Quantitative Core Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	2012	2011

Operations:
Net investment income	$3,268,668	$1,439,286

Net realized gain	3,600,280	17,950,764

Change in net unrealized appreciation (depreciation)	49,879,997	(31,884,101)

Net increase (decrease) in net assets resulting from operations	56,748,945	(12,494,051)

Distributions to shareholders from net investment income:
Class A	(930,525)	(18,026)

Class B	(41,450)	(754)

Class C	(95,868)	(862)

Class R	(5,087)	(14,776)

Class Y	(21,355)	(2,233)

Investor Class	(288,346)	(849,485)

Institutional Class	(71,711)	(175,166)

Total distributions from net investment income	(1,454,342)	(1,061,302)

Share transactions–net:
Class A	(37,945,442)	223,179,943

Class B	(6,796,360)	22,788,387

Class C	(14,199,052)	53,420,675

Class R	(405,549)	(255,424)

Class Y	(216,655)	4,036,558

Investor Class	(10,855,010)	(17,699,092)

Institutional Class	(2,297,972)	(2,143,210)

Net increase (decrease) in net assets resulting from share transactions	(72,716,040)	283,327,837

Net increase (decrease) in net assets	(17,421,437)	269,772,484

Net assets:
Beginning of year	354,335,212	84,562,728

End of year (includes undistributed net investment income of $3,055,760 and $1,223,460, respectively)	$336,913,775	$354,335,212

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco U.S. Quantitative Core Fund, formerly Invesco Structured Core Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically

13        Invesco U.S. Quantitative Core Fund

convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

14        Invesco U.S. Quantitative Core Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.60%

Next $250 million	0.575%

Next $500 million	0.55%

Next $1.5 billion	0.525%

Next $2.5 billion	0.50%

Next $2.5 billion	0.475%

Next $2.5 billion	0.45%

Over $10 billion	0.425%

15        Invesco U.S. Quantitative Core Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective July 1, 2012, the Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively. Prior to July 1, 2012, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25%, 0.75%, 1.00% and 0.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2012, the Adviser waived advisory fees $7,959 and reimbursed class level expenses of $379,262, $35,764, $83,317, $2,071, $7,409, $119,139 and $1,423 of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $9,535 in front-end sales commissions from the sale of Class A shares and $48, $28,576 and $1,290 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco U.S. Quantitative Core Fund

  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$335,997,738	$—	$—	$335,997,738

U.S. Treasury Securities	—	899,985	—	899,985

	335,997,738	899,985	—	336,897,723

Futures*	485,296	—	—	485,296

Total Investments	$336,483,034	$899,985	$—	$337,383,019

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Market risk
Futures contracts(a)	$485,296	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Market risk	$1,060,983

Change in Unrealized Appreciation
Market risk	203,960

Total	$1,264,943

*	The average notional value of futures outstanding during the period was $6,431,145.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

E-Mini S&P 500 Index	77	September-2012	$5,409,635	$485,296

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,345.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17        Invesco U.S. Quantitative Core Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$1,454,342	$1,061,302

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$3,270,850

Net unrealized appreciation — investments	61,588,471

Temporary book/tax differences	(215,111)

Post-October deferrals	(2,889,425)

Capital loss carryforward	(139,170,303)

Shares of beneficial interest	414,329,293

Total net assets	$336,913,775

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $6,094,398 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2015	$20,974,683	$—	$20,974,683

August 31, 2016	54,204,215	—	54,204,215

August 31, 2018	63,991,405	—	63,991,405

	$139,170,303	$—	$139,170,303

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Select Equity Fund and Invesco Van Kampen Premium Income Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

18        Invesco U.S. Quantitative Core Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $151,001,381 and $220,407,011, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$71,710,492

Aggregate unrealized (depreciation) of investment securities	(10,122,021)

Net unrealized appreciation of investment securities	$61,588,471

Cost of investments for tax purposes is $275,309,252.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation and capital loss carryforward, on August 31, 2012, undistributed net investment income was increased by $17,974, undistributed net realized gain (loss) was increased by $521,926 and shares of beneficial interest was decreased by $539,900. This reclassification had no effect on the net assets of the Fund.

19        Invesco U.S. Quantitative Core Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	1,233,552	$9,581,190	444,064	$3,252,631

Class B	52,399	404,485	30,958	318,539

Class C	262,766	2,049,034	60,904	612,804

Class R	10,411	82,193	28,885	217,255

Class Y	105,238	852,079	28,172	202,660

Investor Class	887,672	7,116,364	1,130,397	8,652,358

Institutional Class	126,149	971,236	110,714	848,843

Issued as reinvestment of dividends:
Class A	110,291	819,460	2,411	17,863

Class B	4,705	34,581	3	17

Class C	9,743	71,514	107	789

Class R	494	3,648	1,985	14,673

Class Y	2,083	15,520	280	2,075

Investor Class	37,687	280,770	111,078	825,308

Institutional Class	9,615	71,634	23,584	174,990

Automatic conversion of Class B shares to Class A shares:
Class A	344,576	2,719,115	151,051	1,168,291

Class B	(348,922)	(2,719,115)	(152,536)	(1,168,291)

Issued in connection with acquisitions:(b)
Class A	—	—	30,466,369	244,337,285

Class B	—	—	3,267,037	25,973,165

Class C	—	—	7,619,899	60,448,451

Class Y	—	—	603,577	4,854,243

Reacquired:
Class A	(6,568,951)	(51,065,207)	(3,430,939)	(25,596,127)

Class B	(582,251)	(4,516,311)	(316,001)	(2,335,043)

Class C	(2,142,291)	(16,319,600)	(1,011,485)	(7,641,369)

Class R	(65,832)	(491,390)	(65,749)	(487,352)

Class Y	(138,938)	(1,084,254)	(132,590)	(1,022,420)

Investor Class	(2,317,894)	(18,252,144)	(3,589,166)	(27,176,758)

Institutional Class	(407,522)	(3,340,842)	(419,448)	(3,167,043)

Net increase (decrease) in share activity	(9,375,220)	$(72,716,040)	34,963,561	$283,327,837

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all of the net assets of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 41,956,882 shares of the Fund for 11,395,760 shares outstanding of Invesco Select Equity Fund and 14,365,444 shares outstanding of Invesco Van Kampen Equity Premium Income Fund as of the close of business on May 20, 2011. Class A, Class B, Class C and Class Y shares of Invesco Select Equity Fund and Class A, Class B, Class C and Class Y shares of Invesco Van Kampen Equity Premium Income Fund were exchanged for Class A, Class B, Class C and Class Y shares of the Fund, respectively, based on the relative net asset value of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Select Equity Fund’s net assets at that date of $213,098,974, including $34,790,682 of unrealized appreciation and Invesco Van Kampen Equity Premium Income Fund’s net assets at that date of $122,514,170, including $9,911,355 of unrealized appreciation were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $90,413,859. The net assets of the Fund immediately following the acquisition were $426,027,003.

20        Invesco U.S. Quantitative Core Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/12	$7.34	$0.09	$1.27	$1.36	$(0.04)	$—	$(0.04)	$8.66	18.54%	$198,831	1.03	%(d)	1.23	%(d)	1.10	%(d)	45%
Year ended 08/31/11	6.29	0.07	1.06	1.13	(0.08)	—	(0.08)	7.34	18.00	204,311	1.00		1.22		0.90		125
Year ended 08/31/10	6.47	0.06	(0.12)	(0.06)	(0.12)	—	(0.12)	6.29	(1.07)	1,265	1.00		1.31		0.93		71
Year ended 08/31/09	9.89	0.11	(2.16)	(2.05)	(0.07)	(1.30)	(1.37)	6.47	(18.66)	1,618	0.66		1.29		1.85		77
Year ended 08/31/08	11.19	0.14	(1.37)	(1.23)	(0.02)	(0.05)	(0.07)	9.89	(11.03)	951	0.75		1.93		1.34		118

Class B
Year ended 08/31/12	7.26	0.03	1.26	1.29	(0.02)	—	(0.02)	8.53	17.75	16,913	1.78	(d)	1.98	(d)	0.35	(d)	45
Year ended 08/31/11	6.22	0.01	1.06	1.07	(0.03)	—	(0.03)	7.26	17.15	20,750	1.75		1.97		0.15		125
Year ended 08/31/10	6.37	0.01	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	173	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	211	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	165	1.50		2.68		0.59		118

Class C
Year ended 08/31/12	7.25	0.03	1.25	1.28	(0.02)	—	(0.02)	8.51	17.64	41,148	1.78	(d)	1.98	(d)	0.35	(d)	45
Year ended 08/31/11	6.22	0.01	1.05	1.06	(0.03)	—	(0.03)	7.25	16.99	48,592	1.75		1.97		0.15		125
Year ended 08/31/10	6.37	0.01	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	219	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	254	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	249	1.50		2.68		0.59		118

Class R
Year ended 08/31/12	7.31	0.07	1.26	1.33	(0.03)	—	(0.03)	8.61	18.24	1,059	1.28	(d)	1.48	(d)	0.85	(d)	45
Year ended 08/31/11	6.27	0.05	1.06	1.11	(0.07)	—	(0.07)	7.31	17.68	1,300	1.25		1.47		0.65		125
Year ended 08/31/10	6.45	0.05	(0.12)	(0.07)	(0.11)	—	(0.11)	6.27	(1.30)	1,335	1.25		1.56		0.68		71
Year ended 08/31/09	9.86	0.10	(2.15)	(2.05)	(0.06)	(1.30)	(1.36)	6.45	(18.70)	77	0.91		1.54		1.60		77
Year ended 08/31/08	11.17	0.11	(1.37)	(1.26)	—	(0.05)	(0.05)	9.86	(11.32)	53	1.00		2.18		1.09		118

Class Y
Year ended 08/31/12	7.37	0.11	1.27	1.38	(0.04)	—	(0.04)	8.71	18.89	4,269	0.78	(d)	0.98	(d)	1.35	(d)	45
Year ended 08/31/11	6.32	0.09	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	3,846	0.75		0.97		1.15		125
Year ended 08/31/10	6.50	0.08	(0.13)	(0.05)	(0.13)	—	(0.13)	6.32	(0.85)	142	0.75		1.06		1.18		71
Year ended 08/31/09(e)	8.29	0.12	(0.54)	(0.42)	(0.07)	(1.30)	(1.37)	6.50	(2.50)	211	0.43	(f)	1.07	(f)	2.08	(f)	77

Investor Class
Year ended 08/31/12	7.36	0.09	1.28	1.37	(0.04)	—	(0.04)	8.69	18.63	63,296	1.03	(d)	1.23	(d)	1.10	(d)	45
Year ended 08/31/11	6.32	0.07	1.05	1.12	(0.08)	—	(0.08)	7.36	17.76	63,890	1.00		1.22		0.90		125
Year ended 08/31/10	6.50	0.06	(0.12)	(0.06)	(0.12)	—	(0.12)	6.32	(1.07)	69,635	1.00		1.31		0.93		71
Year ended 08/31/09	9.90	0.12	(2.15)	(2.03)	(0.07)	(1.30)	(1.37)	6.50	(18.43)	88,674	0.66		1.29		1.85		77
Year ended 08/31/08(e)	10.73	0.05	(0.88)	(0.83)	—	—	—	9.90	(7.73)	136,838	0.60	(f)	1.10	(f)	1.49	(f)	118

Institutional Class
Year ended 08/31/12	7.37	0.11	1.28	1.39	(0.05)	—	(0.05)	8.71	18.90	11,397	0.76	(d)	0.77	(d)	1.37	(d)	45
Year ended 08/31/11	6.32	0.09	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	11,645	0.74		0.77		1.18		125
Year ended 08/31/10	6.50	0.08	(0.12)	(0.04)	(0.14)	—	(0.14)	6.32	(0.83)	11,793	0.75		0.91		1.18		71
Year ended 08/31/09	9.91	0.13	(2.16)	(2.03)	(0.08)	(1.30)	(1.38)	6.50	(18.32)	22,128	0.41		0.89		2.10		77
Year ended 08/31/08	11.21	0.16	(1.36)	(1.20)	(0.05)	(0.05)	(0.10)	9.91	(10.79)	29,374	0.50		1.57		1.59		118

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $196,682, $18,547, $43,207, $1,074, $3,842, $61,785 and $12,226 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and April 25, 2008 for Class Y Shares and Investor Class Shares, respectively.
(f)	Annualized.

NOTE 13—Subsequent Event

Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

21        Invesco U.S. Quantitative Core Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco U.S Quantitative Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S Quantitative Core Fund, (formerly known as Invesco Structured Core Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 23, 2012
Houston, Texas

22        Invesco U.S. Quantitative Core Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2,3]	(08/31/12)	Period[2,4]	Ratio[2]
A	$1,000.00	$1,052.30	$5.62	$1,019.66	$5.53	1.09%

B	1,000.00	1,047.90	9.47	1,015.89	9.32	1.84

C	1,000.00	1,048.00	9.47	1,015.89	9.32	1.84

R	1,000.00	1,051.30	6.91	1,018.40	6.80	1.34

Y	1,000.00	1,053.20	4.34	1,020.91	4.27	0.84

Investor	1,000.00	1,052.10	5.62	1,019.66	5.53	1.09

Institutional	1,000.00	1,053.20	4.03	1,021.22	3.96	0.78

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective July 1, 2012, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.25%, 2.00%, 2.00%, 1.50%, 1.00%, 1.25% and 0.81% for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.45, $10.30, $10.30, $7.73, $5.16, $6.45 and $4.18 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.34, $10.13, $10.13, $7.61, $5.08, $6.34 and $4.12 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.

23        Invesco U.S. Quantitative Core Fund

Approval of Investment Advisory and Sub-Advisory Contracts (Formerly Known as Invesco Structured Core Fund)

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco U.S. Quantitative Core Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

24        Invesco U.S. Quantitative Core Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of the performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. Invesco Advisers presented an analysis to the Board that included an explanation of reasons for differences in performance relative to that of the universe and index. The Board discussed actions that Invesco Advisers had taken to address performance issues and Invesco Adviser’s resources and responsiveness to performance concerns. These explanations provided a sound basis for understanding comparative performance and monitoring and addressing it going forward, and were part of the Board’s overall conclusion about the nature, extent and quality of the services provided by Invesco Advisers. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers advises an off-shore fund with comparable investment strategies and noted that the effective fee rate was lower than the Fund’s.
  Other than the fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.
  The Board also considered use of an affiliated broker to execute certain trades for the Fund and that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

25        Invesco U.S. Quantitative Core Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco U.S. Quantitative Core Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco U.S. Quantitative Core Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco U.S. Quantitative Core Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco U.S. Quantitative Core Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco U.S. Quantitative Core Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	USQC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2012

Invesco American Franchise Fund
Effective September 24, 2012, after the close of the reporting period, Invesco Van Kampen American Franchise Fund was renamed Invesco American Franchise Fund
Nasdaq:
A: VAFAX ▪ B: VAFBX ▪ C: VAFCX ▪ R: VAFRX ▪ Y: VAFIX ▪ Institutional: VAFNX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2             Invesco American Franchise Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
     In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3             Invesco American Franchise Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2012, Invesco American Franchise Fund (formerly Invesco Van Kampen American Franchise Fund), at net asset value (NAV), had positive returns but underperformed the Fund’s style-specific benchmark, the Russell 1000 Growth Index. Underperformance was driven primarily by stock selection in several sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.55%

Class B Shares	7.64

Class C Shares	6.82

Class R Shares	7.30

Class Y Shares	7.86

Institutional Class Shares	7.96

S&P 500 Index▼ (Broad Market Index)	18.00

Russell 1000 Growth Index■ (Style-Specific Index)	17.37

Lipper Large-Cap Growth Funds Index♦ (Peer Group Index)	13.41

Source(s): ▼Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Russell via FactSet Research Sytems Inc.; ♦Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuations relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we use a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. We conduct rigorous bottom-up analysis in order to develop higher conviction in each company’s growth prospects. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts, and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction as we attempt to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:

■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.
■	The catalysts for growth are no longer present or are reflected in the stock price.

■	We find a more attractive investment opportunity.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled very publicly to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade combined with the continuing eurozone debt-crisis saga to reignite global recession fears through October.
     As those negative headlines faded during the fall of 2011, signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter and into the spring of 2012. In late March, markets paused, and while company earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By May, the market went into steady decline as investors grew concerned about the real possibility of a Greek exit from the European Union and the potential collapse of the euro. Economic data and earnings in the US began to show signs of deceleration amid contagion from both European and Asian weakness.
     Toward the end of the reporting period, yet another European commitment to a lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement,

Portfolio Composition
By sector

Information Technology	36.9%

Consumer Discretionary	18.1

Health Care	12.7

Industrials	10.7

Energy	8.0

Financials	5.9

Consumer Staples	3.1

Telecommunication Services	1.9

Materials	1.8

Money Market Funds Plus Other Assets Less Liabilities	0.9

Top 10 Equity Holdings*

1.	Apple Inc.	12.7%

2.	EMC Corp.	3.8

3.	QUALCOMM, Inc.	3.7

4.	Google Inc.	3.3

5.	Occidental Petroleum Corp.	3.3

6.	Wells Fargo & Co.	2.5

7.	DIRECTV	2.2

8.	General Electric Co.	2.2

9.	Weatherford International Ltd.	2.2

10.	Abbott Laboratories	2.1

Total Net Assets	$5.7 billion

Total Number of Holdings*	73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4                Invesco American Franchise Fund

along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the markets modestly higher as the reporting period ended.
     The Fund had positive absolute returns at NAV but underperformed the Russell 1000 Growth Index during the reporting period. The Fund underperformed the index by the widest margins in the information technology (IT), energy, health care and materials sectors. Underperformance in each of these sectors was driven predominately by stock selection. Some of this underperformance was offset by outperformance in the telecommunication services sector and beneficial stock selection in consumer staples.
     The IT sector included the Fund’s two most significant detractors and the two most significant contributors. Rovi was the largest detractor and negatively affected performance in August of 2011 as consumer spending sentiment weakened. The stock declined again in the winter after the firm gave guidance that some legacy products were winding down more quickly than previously expected, and newer growth products would be delayed. Baidu was another detractor from relative performance. The search engine provider’s stock was negatively affected by the economic slowdown in China as well as modest customer share losses to a new competitor. Overall stock selection in the sector was negative and outweighed the positive contributions from the Fund’s largest position, Apple, and from Visa.
     Energy was one of the poorest performing and most volatile index sectors during the reporting period as natural gas prices hit remarkable lows then rebounded somewhat, and oil prices took a similar path but with different timing. The portfolio also underperformed in the energy sector due to an emphasis on service providers and exploration companies, including Weatherford International, Halliburton and National Oilwell Varco, which were more volatile than the larger integrated oil companies that acted defensively during the reporting period.
     In the health care sector, one of the leading detractors from portfolio performance was Illumina, which is the share leader in human genome mapping technology. The company launched a new machine that was to be less profitable per unit but would make the technology accessible to a broader group of universities and research groups, with additional revenue coming from ongoing software updates for the machines. With the failure of the US Congressional “super committee”, potential buyers with federally-funded or subsidized budgets faced an increased likelihood of budget cuts, causing orders for the new machines to come in much lighter than estimates. We sold the position during the reporting period.
     Some of this underperformance was offset by outperformance in the telecommunication services sector driven by strong stock selection, including Sprint Nextel. American Tower was also a significant contributor to the portfolio benefiting from strong secular tailwinds in data transmission and mobile phone penetration.
     As we’ve discussed, the stock market experienced volatile performance during the reporting period. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco American Franchise Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Erik Voss
 Chartered Financial Analyst, portfolio manager, is lead manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.
Ido Cohen
 Portfolio manager, is manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr. Cohen earned a BS in economics from the Wharton School of the University of Pennsylvania.

5                Invesco American Franchise Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund data from 6/23/05; index data from 6/30/05

1	Sources: Invesco, Russell via FactSet Research Systems Inc.
2	Sources: Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.
     Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco American Franchise Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

Class A Shares

Inception (6/23/05)		4.27%

5	Years	1.79

1	Year	1.66

Class B Shares

Inception (6/23/05)		4.42%

5	Years	1.98

1	Year	2.64

Class C Shares

Inception (6/23/05)		4.35%

5	Years	2.25

1	Year	5.82

Class R Shares

Inception		4.83%

5	Years	2.69

1	Year	7.30

Class Y Shares

Inception (6/23/05)		5.33%

5	Years	3.19

1	Year	7.86

Institutional Class Shares

Inception		5.20%

5	Years	3.09

1	Year	7.96
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Share class returns will differ from the predecessor fund because of different expenses.
     Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on December 22, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/23/05)		3.91%

5	Years	0.50

1	Year	-9.55

Class B Shares

Inception (6/23/05)		4.06%

5	Years	0.65

1	Year	-8.97

Class C Shares

Inception (6/23/05)		3.99%

5	Years	0.93

1	Year	-5.96

Class R Shares

Inception		4.48%

5	Years	1.37

1	Year	-4.54

Class Y Shares

Inception (6/23/05)		4.97%

5	Years	1.85

1	Year	-4.13

Institutional Class Shares

Inception		4.83%

5	Years	1.75

1	Year	-3.98
Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.05%, 1.05%, 1.59%, 1.30%, 0.80% and 0.68%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.16%,
1.16%, 1.70%, 1.41%, 0.91% and 0.68%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on Class B shares in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers by the distributor (Class B shares only) in effect through at least June 30, 2013. See current prospectus for more information.

7                Invesco American Franchise Fund

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net asset.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Derivative instruments risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transaction may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Exchange-traded funds risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: (1) a discount of the ETFs shares to its net asset value; (2) failure to develop an active trading market for the ETFs shares; (3) the listing exchange halting trading of the ETFs shares; (4) failure of the ETFs shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	Foreign risk. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Forward currency contracts risk. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

■	Management risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

■	Medium and large-sized companies risk. The securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VAFAX
Class B Shares	VAFBX
Class C Shares	VAFCX
Class R Shares	VAFRX
Class Y Shares	VAFIX
Institutional Class Shares	VAFNX

8                Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2012

	Shares	Value

Common Stocks & Other Equity Interests–99.11%
Aerospace & Defense–1.38%
Boeing Co. (The)	876,412	$62,575,817

Precision Castparts Corp.	98,327	15,838,513

		78,414,330

Air Freight & Logistics–0.66%
Expeditors International of Washington, Inc.	1,019,014	37,306,102

Apparel Retail–1.24%
Gap, Inc. (The)	1,971,188	70,607,954

Apparel, Accessories & Luxury Goods–1.61%
Coach, Inc.	507,656	29,510,043

Prada S.p.A. (Italy)	4,534,100	35,076,738

Prada S.p.A. (Italy)(b)	3,450,100	26,690,690

		91,277,471

Application Software–3.10%
Autodesk, Inc.(c)	731,363	22,708,821

Citrix Systems, Inc.(c)	873,173	67,836,811

Salesforce.com, Inc.(c)	586,229	85,108,726

		175,654,358

Biotechnology–3.70%
Alexion Pharmaceuticals, Inc.(c)	106,848	11,455,174

Amgen Inc.	688,892	57,811,817

Biogen Idec Inc.(c)	300,250	44,013,647

Celgene Corp.(c)	453,603	32,677,560

Gilead Sciences, Inc.(c)	1,108,398	63,943,481

		209,901,679

Broadcasting–1.25%
CBS Corp.–Class B	1,946,247	70,726,616

Cable & Satellite–4.65%
Comcast Corp.–Class A	1,643,576	55,109,103

DIRECTV(c)	2,414,407	125,766,461

DISH Network Corp.–Class A	2,600,748	83,197,928

		264,073,492

Casinos & Gaming–0.51%
Las Vegas Sands Corp.	688,570	29,188,482

Communications Equipment–3.72%
QUALCOMM, Inc.	3,432,130	210,938,710

Computer Hardware–12.69%
Apple Inc.	1,082,178	719,908,093

Computer Storage & Peripherals–3.80%
EMC Corp.(c)	8,200,787	215,598,690

Construction & Engineering–0.78%
Foster Wheeler AG (Switzerland)(c)	2,010,493	44,029,797

Construction & Farm Machinery & Heavy Trucks–1.73%
Cummins Inc.	1,011,211	98,198,700

Data Processing & Outsourced Services–1.48%
Visa Inc.–Class A	654,820	83,980,665

Department Stores–1.04%
Macy’s, Inc.	1,459,857	58,846,836

Diversified Banks–2.47%
Wells Fargo & Co.	4,115,554	140,052,302

Drug Retail–1.01%
CVS Caremark Corp.	1,256,389	57,228,519

Fertilizers & Agricultural Chemicals–1.77%
Monsanto Co.	1,150,509	100,220,839

General Merchandise Stores–1.36%
Dollar General Corp.(c)	1,514,495	77,345,260

Health Care Equipment–0.64%
Intuitive Surgical, Inc.(c)	73,596	36,193,777

Health Care Services–1.27%
Express Scripts Holding Co.(c)	1,152,020	72,139,492

Health Care Technology–0.32%
Cerner Corp.(c)	249,707	18,263,570

Home Improvement Retail–0.79%
Home Depot, Inc. (The)	794,889	45,109,951

Industrial Conglomerates–3.23%
Danaher Corp.	1,082,153	57,970,936

General Electric Co.	6,056,843	125,437,219

		183,408,155

Industrial Machinery–0.98%
Ingersoll-Rand PLC	1,187,589	55,531,662

Integrated Oil & Gas–3.31%
Occidental Petroleum Corp.	2,211,577	188,006,161

Internet Retail–2.82%
Amazon.com, Inc.(c)	363,564	90,247,492

Priceline.com Inc.(c)	115,381	69,755,891

		160,003,383

Internet Software & Services–6.53%
Baidu, Inc.–ADR (China)(c)	749,130	83,483,047

eBay Inc.(c)	1,558,224	73,968,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco American Franchise Fund

	Shares	Value

Internet Software & Services–(continued)

Facebook Inc.–Class B (Acquired 04/04/12-04/05/12; Cost $48,698,242)(b)(c)	1,464,275	$23,826,683

Google Inc.–Class A(c)	276,271	189,270,500

		370,549,123

Investment Banking & Brokerage–1.96%
Goldman Sachs Group, Inc. (The)	1,051,762	111,192,279

IT Consulting & Other Services–1.45%
Cognizant Technology Solutions Corp.–Class A(c)	1,281,730	82,389,604

Life Sciences Tools & Services–0.67%
Agilent Technologies, Inc.	1,028,411	38,215,753

Movies & Entertainment–0.74%
Walt Disney Co. (The)	846,527	41,877,691

Oil & Gas Equipment & Services–4.43%
Cameron International Corp.(c)	424,440	23,221,112

National Oilwell Varco Inc.	74,124	5,840,971

Schlumberger Ltd.	1,309,037	94,748,098

Weatherford International Ltd.(c)	10,827,322	127,329,307

		251,139,488

Oil & Gas Exploration & Production–0.30%
Anadarko Petroleum Corp.	242,538	16,800,607

Pharmaceuticals–6.06%
Abbott Laboratories	1,778,798	116,582,421

Allergan, Inc.	874,294	75,302,942

Johnson & Johnson	802,004	54,079,130

Pfizer Inc.	4,114,876	98,180,941

		344,145,434

Property & Casualty Insurance–0.54%
ACE Ltd.	414,601	30,568,532

Railroads–1.13%
Union Pacific Corp.	529,474	64,299,322

Restaurants–2.11%
Chipotle Mexican Grill, Inc.(c)	115,925	33,460,592

Starbucks Corp.	1,734,934	86,070,076

		119,530,668

Semiconductors–1.81%
Broadcom Corp.–Class A(c)	1,749,559	62,161,831

Maxim Integrated Products, Inc.	1,493,264	40,527,185

		102,689,016

Soft Drinks–1.31%
Monster Beverage Corp.(c)	162,073	9,550,962

PepsiCo, Inc.	892,917	64,673,978

		74,224,940

Specialized REIT’s–0.95%
American Tower Corp.	764,480	53,819,392

Systems Software–2.28%
Check Point Software Technologies Ltd. (Israel)(c)	738,850	34,053,597

Microsoft Corp.	2,632,045	81,119,627

Red Hat, Inc.(c)	197,034	11,041,785

Rovi Corp.(c)	221,692	3,400,755

		129,615,764

Tobacco–0.82%
Lorillard, Inc.	369,166	46,334,025

Trucking–0.82%
J.B. Hunt Transport Services, Inc.	884,245	46,369,808

Wireless Telecommunication Services–1.89%
Sprint Nextel Corp.(c)	22,128,996	107,325,630

Total Common Stocks & Other Equity Interests (Cost $4,512,242,472)		5,623,242,122

Money Market Funds–0.81%
Liquid Assets Portfolio–Institutional Class(d)	23,104,411	23,104,411

Premier Portfolio–Institutional Class(d)	23,104,411	23,104,411

Total Money Market Funds (Cost $46,208,822)		46,208,822

TOTAL INVESTMENTS–99.92% (Cost $4,558,451,294)		5,669,450,944

OTHER ASSETS LESS LIABILITIES–0.08%		4,560,743

NET ASSETS–100.00%		$5,674,011,687

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2012 was $50,517,373, which represented less than 1% of the Fund’s Net Assets.
(c)	Non income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco American Franchise Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $4,512,242,472)	$5,623,242,122

Investments in affiliated money market funds, at value and cost	46,208,822

Total investments, at value (Cost $4,558,451,294)	5,669,450,944

Receivable for:
Investments sold	37,290,882

Fund shares sold	1,264,622

Dividends	6,497,947

Fund expenses absorbed	10,865

Investment for trustee deferred compensation and retirement plans	181,719

Other assets	43,746

Total assets	5,714,740,725

Liabilities:
Payable for:
Investments purchased	30,022,282

Fund shares reacquired	4,931,023

Accrued fees to affiliates	4,648,122

Accrued other operating expenses	409,947

Trustee deferred compensation and retirement plans	717,664

Total liabilities	40,729,038

Net assets applicable to shares outstanding	$5,674,011,687

Net assets consist of:
Shares of beneficial interest	$5,137,180,762

Undistributed net investment income	2,859,270

Undistributed net realized gain (loss)	(577,027,995)

Unrealized appreciation	1,110,999,650

$5,674,011,687

Net Assets:
Class A	$4,728,363,648

Class B	$273,176,551

Class C	$252,685,033

Class R	$18,746,136

Class Y	$99,757,698

Institutional Class	$301,282,621

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	379,052,476

Class B	22,383,644

Class C	20,785,239

Class R	1,507,966

Class Y	7,936,014

Institutional Class	24,005,448

Class A:
Net asset value per share	$12.47

Maximum offering price per share (Net asset value of $12.47 divided by 94.50%)	$13.20

Class B:
Net asset value and offering price per share	$12.20

Class C:
Net asset value and offering price per share	$12.16

Class R:
Net asset value and offering price per share	$12.43

Class Y:
Net asset value and offering price per share	$12.57

Institutional Class:
Net asset value and offering price per share	$12.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco American Franchise Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $188,009)	$57,239,470

Dividends from affiliated money market funds	126,474

Total investment income	57,365,944

Expenses:
Advisory fees	35,012,732

Administrative services fees	667,885

Custodian fees	140,873

Distribution fees:

Class A	11,927,070

Class B	802,131

Class C	2,591,377

Class R	92,174

Transfer agent fees — A, B, C and Y	15,937,287

Transfer agent fees — Institutional	134,910

Trustees’ and officers’ fees and benefits	344,135

Other	639,591

Total expenses	68,290,165

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(7,441,341)

Net expenses	60,848,824

Net investment income (loss)	(3,482,880)

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(4,949,641))	5,582,714

Foreign currencies	18,080

5,600,794

Change in net unrealized appreciation (depreciation) of:
Investment securities	422,425,521

Foreign currencies	(33,289)

422,392,232

Net realized and unrealized gain	427,993,026

Net increase in net assets resulting from operations	$424,510,146

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	2012	2011

Operations:
Net investment income (loss)	$(3,482,880)	$(8,859,907)

Net realized gain	5,600,794	121,385,964

Change in net unrealized appreciation (depreciation)	422,392,232	(601,644,385)

Net increase (decrease) in net assets resulting from operations	424,510,146	(489,118,328)

Distributions to shareholders from net realized gains:
Class A	(49,936,307)	—

Class B	(3,657,657)	—

Class C	(2,792,450)	—

Class R	(188,148)	—

Class Y	(1,138,913)	—

Institutional Class	(2,112,110)	—

Total distributions from net realized gains	(59,825,585)	—

Share transactions–net:
Class A	(464,391,426)	5,136,608,852

Class B	(119,780,165)	381,002,155

Class C	(28,808,170)	261,483,995

Class R	(165,660)	19,367,257

Class Y	(23,439,291)	124,644,695

Institutional Class	79,335,971	215,213,465

Net increase (decrease) in net assets resulting from share transactions	(557,248,741)	6,138,320,419

Net increase (decrease) in net assets	(192,564,180)	5,649,202,091

Net assets:
Beginning of year	5,866,575,867	217,373,776

End of year (includes undistributed net investment income (loss) of $2,859,270 and $(486,292), respectively)	$5,674,011,687	$5,866,575,867

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco American Franchise Fund, formerly Invesco Van Kampen American Franchise Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek long-term capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        Invesco American Franchise Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14        Invesco American Franchise Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $550 million	0.62%

Next $3.45 billion	0.60%

Next $250 million	0.595%

Next $2.25 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

15        Invesco American Franchise Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.05%, 1.22% (after 12b-1fee waivers), 1.80%, 1.30%, 0.80% and 0.80%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2012, the Adviser waived advisory fees of $181,023 and reimbursed class level expenses of $6,302,697, $423,875, $342,438, $24,354 and $137,356 of Class A, Class B, Class C, Class R and Class Y shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  IDI has contractually agreed to limit Rule 12b-1 plan fees on Class B to 0.42% of average daily net assets, through at least June 30, 2013. The Distributor did not waive fees during the period under this expense limitation.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $340,434 in front-end sales commissions from the sale of Class A shares and $5,338, $310,446 and $25,304 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco American Franchise Fund

  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$5,583,856,833	$85,594,111	$—	$5,669,450,944

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2012, the Fund paid legal fees of $913 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2012, the Fund engaged in securities purchases of $15,859,801 and securities sales of $8,438,598, which resulted in net realized gains (losses) of $(4,949,641).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2012, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $29,598.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Long-term capital gain	$59,825,585	$—

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$2,410,303

Net unrealized appreciation — investments	1,084,252,245

Temporary book/tax differences	(691,699)

Post-October deferrals	(151,327,047)

Capital loss carryforward	(397,812,877)

Shares of beneficial interest	5,137,180,762

Total net assets	$5,674,011,687

17        Invesco American Franchise Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $149,151,057 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2015	$3,877,696	$—	$3,877,696

August 31, 2016	283,431,686	—	283,431,686

August 31, 2018	110,503,495	—	110,503,495

Total capital loss carryforward	$397,812,877	$—	$397,812,877

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $5,401,220,288 and $5,825,048,089, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,223,671,540

Aggregate unrealized (depreciation) of investment securities	(139,419,295)

Net unrealized appreciation of investment securities	$1,084,252,245

Cost of investments for tax purposes is $4,585,198,699.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on August 31, 2012, undistributed net investment income (loss) was increased by $6,828,442, undistributed net realized gain (loss) was decreased by $6,746,047 and shares of beneficial interest was decreased by $82,395. This reclassification had no effect on the net assets of the Fund.

18        Invesco American Franchise Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	14,165,188	$170,566,557	15,799,630	$194,566,281

Class B	226,851	2,659,926	715,055	8,527,696

Class C	1,717,250	19,978,836	2,491,661	30,223,787

Class R	402,087	4,755,689	128,847	1,596,002

Class Y	2,652,299	31,747,725	4,844,371	60,928,311

Institutional Class	11,756,254	134,787,606	1,771,287	22,307,656

Issued as reinvestment of dividends:
Class A	4,169,056	47,193,711	—	—

Class B	322,943	3,578,212	—	—

Class C	231,774	2,572,693	—	—

Class R	16,635	188,148	—	—

Class Y	86,240	982,277	—	—

Institutional Class	185,905	2,111,886	—	—

Issued in connection with acquisitions:(b)
Class A	—	—	407,652,673	5,222,483,910

Class B	—	—	34,111,525	427,773,604

Class C	—	—	20,203,402	254,475,232

Class R	—	—	1,514,559	19,398,869

Class Y	—	—	7,427,093	95,663,760

Institutional Class	—	—	16,008,613	205,368,045

Automatic conversion of Class B shares to Class A shares:
Class A	6,324,818	75,981,272	2,508,702	30,977,368

Class B	(6,303,285)	(75,981,272)	(2,563,046)	(30,977,368)

Reacquired:
Class A	(63,303,335)	(758,132,966)	(25,492,374)	(311,418,707)

Class B	(4,407,859)	(50,037,031)	(2,034,031)	(24,321,777)

Class C	(4,365,929)	(51,359,699)	(1,944,263)	(23,215,024)

Class R	(422,570)	(5,109,497)	(131,592)	(1,627,614)

Class Y	(4,776,818)	(56,169,293)	(2,560,884)	(31,947,376)

Institutional Class	(4,716,593)	(57,563,521)	(1,000,018)	(12,462,236)

Net increase (decrease) in share activity	(46,039,089)	$(557,248,741)	479,451,210	$6,138,320,419

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on May 23, 2011, the Fund acquired all the net assets of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 486,917,865 shares of the Fund for 106,999,397, 277,821,622 and 50,537,139 shares outstanding of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund, respectively, as of the close of business on May 20, 2011. Each class of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund net assets at that date of $1,350,805,388, $3,945,324,161 and $929,033,871, respectively, including $1,276,200,577 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $392,208,046. The net assets of the Fund immediately following the acquisition were $6,617,371,466.

19        Invesco American Franchise Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions						net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/12	$11.72	$(0.01)	$0.88	$0.87	$—	$(0.12)	$(0.12)	$12.47	7.55	(c)	$4,728,364	1.05	%(d)	1.18	%(d)	(0.05	)%(d)	96%
Year ended 08/31/11	9.79	(0.05)	1.98	1.93	—	—	—	11.72	19.71	(c)	4,894,163	1.06		1.17		(0.43)		179
Year ended 08/31/10	8.87	0.01	1.03	1.04	(0.12)	—	(0.12)	9.79	11.75	(c)	168,731	1.30		1.30		0.11		101
Year ended 08/31/09	10.23	0.13	(1.33)	(1.20)	(0.16)	0.00	(0.16)	8.87	(11.40	)(e)	200,127	1.35		1.41		1.60		105
Year ended 08/31/08	12.19	0.13	(1.20)	(1.07)	(0.31)	(0.58)	(0.89)	10.23	(9.31	)(e)	241,026	1.24		1.24		1.22		18

Class B
Year ended 08/31/12	11.47	(0.01)	0.86	0.85	—	(0.12)	(0.12)	12.20	7.54	(c)(f)	273,177	1.05	(d)(f)	1.18	(d)(f)	(0.05	)(d)(f)	96
Year ended 08/31/11	9.64	(0.08)	1.91	1.83	—	—	—	11.47	18.98	(c)(f)	373,157	1.28	(f)	1.65	(f)	(0.64	)(f)	179
Year ended 08/31/10	8.75	(0.06)	1.01	0.95	(0.06)	—	(0.06)	9.64	10.89	(c)	22,332	2.05		2.05		(0.64)		101
Year ended 08/31/09	10.08	0.07	(1.31)	(1.24)	(0.09)	0.00	(0.09)	8.75	(12.09	)(g)	23,466	2.10		2.16		0.86		105
Year ended 08/31/08	12.03	0.05	(1.18)	(1.13)	(0.24)	(0.58)	(0.82)	10.08	(9.98	)(g)	28,330	2.00		2.00		0.45		18

Class C
Year ended 08/31/12	11.51	(0.09)	0.86	0.77	—	(0.12)	(0.12)	12.16	6.82	(c)	252,685	1.80	(d)	1.93	(d)	(0.80	)(d)	96
Year ended 08/31/11	9.68	(0.11)	1.94	1.83	—	—	—	11.51	18.90	(c)(h)	266,990	1.60	(h)	1.71	(h)	(0.97	)(h)	179
Year ended 08/31/10	8.76	(0.05)	1.03	0.98	(0.06)	—	(0.06)	9.68	11.14	(c)(h)	23,718	1.93	(h)	1.93	(h)	(0.52	)(h)	101
Year ended 08/31/09	10.10	0.06	(1.30)	(1.24)	(0.10)	0.00	(0.10)	8.76	(12.11	)(i)	25,063	2.16		2.22		0.78		105
Year ended 08/31/08	12.02	0.06	(1.18)	(1.12)	(0.22)	(0.58)	(0.80)	10.10	(9.89	)(i)(j)	26,600	1.92	(j)	1.92	(j)	0.55	(j)	18

Class R
Year ended 08/31/12	11.71	(0.04)	0.88	0.84	—	(0.12)	(0.12)	12.43	7.30	(c)	18,746	1.30	(d)	1.43	(d)	(0.30	)(d)	96
Year ended 08/31/11(k)	12.81	(0.02)	(1.08)	(1.10)	—	—	—	11.71	(8.59	)(c)	17,698	1.30	(l)	1.42	(l)	(0.66	)(l)	179

Class Y
Year ended 08/31/12	11.78	0.02	0.89	0.91	—	(0.12)	(0.12)	12.57	7.86	(c)	99,758	0.80	(d)	0.93	(d)	0.20	(d)	96
Year ended 08/31/11	9.83	(0.02)	1.97	1.95	—	—	—	11.78	19.84	(c)	117,471	0.81		0.92		(0.18)		179
Year ended 08/31/10	8.91	0.04	1.02	1.06	(0.14)	—	(0.14)	9.83	11.95	(c)	2,592	1.05		1.05		0.35		101
Year ended 08/31/09	10.27	0.14	(1.31)	(1.17)	(0.19)	0.00	(0.19)	8.91	(11.07	)(m)	1,451	1.10		1.18		1.77		105
Year ended 08/31/08	12.23	0.18	(1.22)	(1.04)	(0.34)	(0.58)	(0.92)	10.27	(9.05	)(m)	108	1.00		1.00		1.65		18

Institutional Class
Year ended 08/31/12	11.75	0.04	0.88	0.92	—	(0.12)	(0.12)	12.55	7.96	(c)	301,283	0.69	(d)	0.69	(d)	0.31	(d)	96
Year ended 08/31/11(k)	12.07	(0.00)	(0.32)	(0.32)	—	—	—	11.75	(2.65	)(c)	197,097	0.66	(l)	0.66	(l)	(0.03	)(l)	179

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,770,828, $320,852, $259,208, $18,435, $103,972 and $264,026 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.47% for the years ended August 31, 2012 and 2011, respectively.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.79% and 0.88% for the years ended August 31, 2011 and 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	Commencement date of May 23, 2011 for Class R and December 22, 2010 for Institutional Class.
(l)	Annualized.
(m)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

NOTE 13—Subsequent Event

Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares.

20        Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco American Franchise Fund, (formerly known as Invesco Van Kampen American Franchise Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 23, 2012
Houston, Texas

21        Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2]	(08/31/12)	Period[2]	Ratio
A	$1,000.00	$982.70	$5.23	$1,019.86	$5.33	1.05%

B	1,000.00	983.10	5.23	1,019.86	5.33	1.05

C	1,000.00	979.90	8.96	1,016.09	9.12	1.80

R	1,000.00	981.80	6.48	1,018.60	6.60	1.30

Y	1,000.00	984.30	3.99	1,021.11	4.06	0.80

Institutional	1,000.00	985.10	3.49	1,021.62	3.56	0.70

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22        Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts
(Formerly Known as Invesco Van Kampen American Franchise Fund)

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco American Franchise Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of the performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year

23        Invesco American Franchise Fund

period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Advisers presented an analysis to the Board that included an explanation of reasons for differences in performance relative to that of the universe and index, including differences between the Fund’s investment strategies and those of peers. The Board discussed actions that Invesco Advisers had taken or was taking to address performance issues and Invesco Adviser’s resources and responsiveness to performance concerns. These explanations provided a sound basis for understanding comparative performance and monitoring and addressing it going forward, and were part of the Board’s overall conclusion about the nature, extent and quality of the services provided by Invesco Advisers. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was at the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of the other mutual fund advised by Invesco Advisers with comparable investment strategies. The Board also noted that Invesco Advisers sub-advises two other mutual funds with investment strategies comparable to those of the Fund and that the sub-advisory rate was below the effective fee fate of the Fund.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2103 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.
  The Board also considered use of an affiliated broker to execute certain trades for the Fund and that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

24        Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$59,825,585

25        Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco American Franchise Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco American Franchise Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco American Franchise Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco American Franchise Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-AMFR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2012

Invesco Equity and Income Fund
Effective September 24, 2012, after the close of the reporting period, Invesco Van Kampen Equity and Income Fund was renamed Invesco Equity and Income Fund.
Nasdaq:
A: ACEIX ▪ B: ACEQX ▪ C: ACERX ▪ R: ACESX ▪ Y: ACETX ▪ Institutional: ACEKX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
19	Financial Statements
21	Notes to Financial Statements
30	Financial Highlights
31	Auditor’s Report
32	Fund Expenses
33	Approval of Investment Advisory and Sub-Advisory Agreements
35	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Equity and Income Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
      In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Equity and Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2012, Invesco Equity and Income Fund, at net asset value (NAV), underperformed the Russell 1000 Value Index, the Fund’s broad market index. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed the Barclays U.S. Aggregate Index, the Fund’s style-specific index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.67%

Class B Shares	12.36

Class C Shares	11.77

Class R Shares	12.23

Class Y Shares	12.83

Institutional Class Shares	12.96

Russell 1000 Value Index▼ (Broad Market Index)	17.30

Barclays U.S. Government/Credit Index■ (Style-Specific Index)	6.67

Source(s): ▼Invesco, Russell via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest
We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled very publicly to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade combined with the continuing eurozone debt-crisis saga to reignite global recession fears through October.
     As those negative headlines faded during the fall of 2011, signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter and into the spring of 2012. In late March, markets paused, and while company earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By May, the market went into steady decline as investors grew concerned about the real possibility of a Greek exit from the European Union and the potential collapse of the euro. Economic data and earnings in the US began to show signs of deceleration amid contagion from both European and Asian weakness.
     Toward the end of the reporting period, yet another European commitment to a lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement, along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the markets modestly higher as the reporting period ended.
     All sectors of the Russell 1000 Value Index posted positive returns during the reporting period, with many sectors posting double-digit returns. The only exceptions were the energy and materials

Portfolio Composition
By security type

Common Stocks and Other Equity Interests	61.0%

US Dollar Denominated Bonds and Notes	22.0

US Treasury Securities	8.7

Preferred Stocks	2.1

US Government
Sponsored Agency Securities	1.2

Municipal Obligations	0.1

Asset-Backed Securities	0.1

Money Market Funds
Plus Other Assets Less Liabilities	4.8

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	2.9%

2.	General Electric Co.	2.9

3.	Microsoft Corp.	1.7

4.	Marsh & McLennan Cos., Inc.	1.7

5.	eBay Inc.	1.5

6.	Tyco International Ltd.	1.5

7.	Pfizer Inc.	1.4

8.	Merck & Co., Inc.	1.4

9.	Viacom Inc.-Class B	1.4

10.	Vodafone Group PLC-ADR	1.4

Total Net Assets	$10.6 billion

Total Number of Holdings*	400
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Equity and Income Fund

sectors, which posted positive single-digit performance.
     Strong stock selection within the industrials sector was the largest relative contributor to Fund performance versus the Russell 1000 Value Index. General Electric and Ingersoll-Rand were two top contributors within the sector, benefiting from late-cycle business. GE’s order growth increased on the industrial side due to demand for infrastructure upgrades. Ingersoll-Rand purchased heating and air conditioning company Trane in late 2007, and heating, ventilation and air conditioning upgrades in commercial and residential real estate have been a big boost to the company’s earnings.
     Also, strong stock selection within the consumer discretionary sector provided a boost to relative performance. Specifically, media stocks Comcast, Time Warner and Time Warner Cable were top contributors, as effective capital deployment through stock buybacks and/or dividend increases was reflected in improved financials toward the end of the reporting period.
     Strong stock selection in the materials sector was another driver of relative performance versus the Russell 1000 Value Index. Notably, paint and glass company PPG Industries was a top contributor within this sector, as the company saw increased demand from residential home improvement and commercial real estate.
     Stock selection within the information technology, financials and health care sectors, along with an underweight to the utilities sector versus the Russell 1000 Value Index, also contributed to relative performance.
     The largest detractor from Fund performance during the reporting period was stock selection in the consumer staples sector. Avon Products was a clear detractor within this sector because the stock, which was not held in the Russell 1000 Value Index, performed poorly for the reporting period. The stock price experienced double-digit losses during the period, as Avon announced in December 2011 that it would search for a replacement chief executive officer in 2012. Also, toward the end of the reporting period, investors were disappointed that Avon rejected an acquisition offer from Coty (not a Fund holding). We continued to review Avon to ensure this holding met our fundamental and valuation criteria.
     Stock selection in the energy sector also negatively affected the Fund’s relative performance. More specifically, holdings in the exploration and production and oil and gas equipment service industries were the largest detractors, as the price of oil declined during the reporting period. Notably, Hess, Anadarko Petroleum, Baker Hughes and Schlumberger performed poorly during the year, with their stock prices producing double-digit losses. We sold our positions in Hess and Schlumberger during the reporting period.
     Finally, stock selection and an underweight position in telecommunication services stocks versus the benchmark also hurt relative performance. This was the best-performing sector within the Russell 1000 Value Index. Not owning AT&T, which performed very well during the reporting period, was the main driver of underperformance versus the benchmark in this sector.
     The Fund’s allocation to investment grade corporate, government agency and US Treasury bonds was not only a valuable source of income, but also helped mitigate overall portfolio volatility and provided an absolute total return of more than 5% for the reporting period. Nevertheless, this bond allocation detracted from relative performance versus the Russell 1000 Value Index, as bonds generally underperformed equities during the reporting period. The Fund’s allocation to convertible bonds also provided positive absolute returns while detracting from relative performance, as convertible bonds also underperformed the Russell 1000 Value Index during the reporting period.
     We used currency-forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. The derivatives were used for the purpose of hedging, not for speculative purposes or leverage. The use of currency-forward contracts had a slight positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.
     Equity markets experienced continued volatility during the reporting period. We believe that market volatility, coupled with the market correction that began in the third quarter of 2011 and continued into the second quarter of 2012, created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.
     Thank you for your investment in Invesco Equity and Income Fund and for sharing our long-term investment horizon.
continued on page 6
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.
Chuck Burge
Portfolio manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Laskin earned a BA in history from Swarthmore College. He also earned an MBA from the Wharton School and an MA from the Joseph H. Lauder Institute of Management and International Studies, both of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equity and Income Fund. She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.
Sergio Marcheli
Portfolio manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

5	Invesco Equity and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 8/31/02
1 Source: Invesco, Russell via FactSet Research Systems Inc.
2 Source: Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;
performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 5
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

continued from page 8
■	Value investing risk. The Fund emphasizes a value style of investing. The Fund’s investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor, depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

About indexes used in this report
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Barclays U.S. Government/ Credit Index is an unmanaged index comprising public obligations of the US Treasury with remaining maturities of more than one year, and government-related and corporate issues.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Equity and Income Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

Class A Shares

Inception (8/3/60)		10.08%

10	Years	6.11

5	Years	1.31

1	Year	6.43

Class B Shares

Inception (5/1/92)		9.18%

10	Years	6.31

5	Years	2.00

1	Year	7.36

Class C Shares

Inception (7/6/93)		8.42%

10	Years	5.93

5	Years	1.70

1	Year	10.77

Class R Shares

Inception (10/1/02)		7.03%

5	Years	2.18

1	Year	12.23

Class Y Shares

Inception (12/22/04)		4.96%

5	Years	2.69

1	Year	12.83

Institutional Class Shares

10	Years	6.79%

5	Years	2.62

1	Year	12.96
Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income (renamed Invesco Equity and Income Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter- end, including maximum applicable sales charges

Class A Shares

Inception (8/3/60)		10.06%

10	Years	5.29

5	Years	0.32

1	Year	-4.44

Class B Shares

Inception (5/1/92)		9.11%

10	Years	5.45

5	Years	1.01

1	Year	-3.93

Class C Shares

Inception (7/6/93)		8.35%

10	Years	5.09

5	Years	0.69

1	Year	-0.68

Class R Shares

Inception (10/1/02)		6.87%

5	Years	1.20

1	Year	0.93

Class Y Shares

Inception (12/22/04)		4.69%

5	Years	1.71

1	Year	1.43

Institutional Class Shares

10	Years	5.96%

5	Years	1.62

1	Year	1.55
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.81%, 1.56%, 1.53%, 1.06%, 0.56% and 0.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on Class B shares, performance would have been lower.

7	Invesco Equity and Income Fund

Invesco Equity and Income Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Call risk. If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.
■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities.
■	Derivatives risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
■	Foreign risk. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.
■	Forward-currency contracts risk. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.
■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
■	Income risk. The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.
■	Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume and may be subject to more abrupt or erratic price movements than the overall securities markets.
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The securities of small- and medium-sized companies are subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.
■	Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ACEIX
Class B Shares	ACEQX
Class C Shares	ACERX
Class R Shares	ACESX
Class Y Shares	ACETX
Institutional Class Shares	ACEKX

8	Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2012

	Shares	Value

Common Stocks & Other Equity Interests–61.02%
Agricultural Products–0.71%
Archer-Daniels-Midland Co.	2,814,186	$75,279,475

Asset Management & Custody Banks–1.19%
Northern Trust Corp.	1,334,689	61,982,957

State Street Corp.	1,528,789	63,597,623

		125,580,580

Biotechnology–0.26%
Amgen Inc.	326,618	27,409,783

Cable & Satellite–2.72%
Comcast Corp.–Class A	4,283,545	143,627,264

Time Warner Cable Inc.	1,623,754	144,221,830

		287,849,094

Communications Equipment–0.33%
Juniper Networks, Inc.(b)	1,976,390	34,468,242

Data Processing & Outsourced Services–0.62%
Western Union Co. (The)	3,754,860	66,123,085

Department Stores–0.55%
Kohl’s Corp.	1,124,938	58,721,764

Diversified Banks–1.76%
Comerica Inc.	1,661,067	51,011,367

U.S. Bancorp	1,274,404	42,577,838

Wells Fargo & Co.	2,725,860	92,761,016

		186,350,221

Diversified Chemicals–0.70%
PPG Industries, Inc.	668,805	73,581,926

Diversified Support Services–0.52%
Cintas Corp.	1,370,061	55,377,866

Drug Retail–0.42%
Walgreen Co.	1,242,411	44,428,617

Electric Utilities–1.84%
Edison International	1,237,742	54,200,722

Entergy Corp.	594,317	40,461,101

FirstEnergy Corp.	1,183,889	51,735,949

Pinnacle West Capital Corp.	949,985	48,800,730

		195,198,502

Food Distributors–0.74%
Sysco Corp.	2,599,231	78,756,699

Health Care Equipment–1.24%
Medtronic, Inc.	3,230,199	131,339,891

Home Improvement Retail–0.91%
Home Depot, Inc. (The)	1,690,910	95,959,142

Hotels, Resorts & Cruise Lines–0.69%
Carnival Corp.	2,120,736	73,547,124

Household Products–1.63%
Energizer Holdings, Inc.	610,234	42,045,122

Procter & Gamble Co. (The)	1,950,104	131,027,488

		173,072,610

Industrial Conglomerates–4.43%
General Electric Co.	15,027,652	311,222,673

Tyco International Ltd.	2,811,992	158,540,109

		469,762,782

Industrial Machinery–0.86%
Ingersoll-Rand PLC	1,957,960	91,554,210

Insurance Brokers–2.64%
Aon PLC	1,176,566	61,134,369

Marsh & McLennan Cos., Inc.	5,122,433	175,033,536

Willis Group Holdings PLC	1,172,898	43,772,553

		279,940,458

Integrated Oil & Gas–2.60%
Chevron Corp.	1,258,234	141,123,525

Exxon Mobil Corp.	1,149,904	100,386,619

Occidental Petroleum Corp.	400,361	34,034,689

		275,544,833

Integrated Telecommunication Services–0.63%
Verizon Communications Inc.	1,560,086	66,990,093

Internet Software & Services–1.50%
eBay Inc.(b)	3,356,453	159,330,824

Investment Banking & Brokerage–0.94%
Charles Schwab Corp. (The)	5,497,150	74,156,553

Morgan Stanley	1,714,992	25,724,880

		99,881,433

Investment Companies–Exchange Traded Funds–0.27%
SPDR® S&P Homebuilders ETF	1,231,600	29,053,444

IT Consulting & Other Services–0.77%
Amdocs Ltd.(b)	2,541,784	81,947,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Equity and Income Fund

	Shares	Value

Managed Health Care–1.95%
Cigna Corp.	1,190,676	$54,497,241

UnitedHealth Group Inc.	1,981,252	107,581,984

WellPoint, Inc.	743,497	44,513,165

		206,592,390

Movies & Entertainment–2.42%
Time Warner Inc.	2,571,132	106,830,534

Viacom Inc.–Class B	2,987,281	149,393,923

		256,224,457

Oil & Gas Equipment & Services–0.85%
Baker Hughes Inc.	1,164,366	53,095,089

Halliburton Co.	1,113,188	36,468,039

		89,563,128

Oil & Gas Exploration & Production–2.19%
Anadarko Petroleum Corp.	1,886,431	130,673,076

ConocoPhillips	734,851	41,732,188

Devon Energy Corp.	905,676	52,375,243

WPX Energy Inc.(b)	489,550	7,636,980

		232,417,487

Oil & Gas Storage & Transportation–0.66%
Williams Cos., Inc. (The)	2,172,415	70,103,832

Other Diversified Financial Services–4.22%
Citigroup Inc.	4,551,302	135,219,183

JPMorgan Chase & Co.	8,396,580	311,848,981

		447,068,164

Packaged Foods & Meats–1.70%
Kraft Foods Inc.–Class A	1,768,381	73,440,863

Unilever N.V.–New York Shares (Netherlands)	3,054,144	106,223,128

		179,663,991

Personal Products–1.10%
Avon Products, Inc.	7,573,086	117,004,179

Pharmaceuticals–5.13%
Bristol-Myers Squibb Co.	3,530,687	116,547,978

Eli Lilly & Co.	1,170,132	52,550,628

Hospira, Inc.(b)	605,915	20,346,626

Merck & Co., Inc.	3,536,585	152,249,984

Novartis AG (Switzerland)	700,769	41,297,283

Novartis AG–ADR (Switzerland)	123,639	7,295,937

Pfizer Inc.	6,435,853	153,559,453

		543,847,889

Property & Casualty Insurance–0.53%
Chubb Corp. (The)	763,965	56,449,374

Regional Banks–2.65%
BB&T Corp.	2,360,045	74,435,819

Fifth Third Bancorp	4,045,596	61,250,324

PNC Financial Services Group, Inc.	2,337,988	145,329,334

		281,015,477

Semiconductor Equipment–0.57%
Applied Materials, Inc.	5,178,777	60,539,903

Semiconductors–0.59%
Intel Corp.	2,514,879	62,444,446

Soft Drinks–1.86%
Coca-Cola Co. (The)	1,356,054	50,716,419

PepsiCo, Inc.	2,022,988	146,525,021

		197,241,440

Systems Software–1.74%
Microsoft Corp.	5,969,785	183,988,774

Wireless Telecommunication Services–1.39%
Vodafone Group PLC–ADR (United Kingdom)	5,094,723	147,339,389

Total Common Stocks & Other Equity Interests (Cost $5,718,740,918)		6,468,554,134

	Principal
	Amount
U.S. Dollar Denominated Bonds and Notes–22.02%
Advertising–0.03%
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	$3,225,000	3,624,045

Aerospace & Defense–0.03%
Raytheon Co., Sr. Unsec. Notes, 1.63%, 10/15/15	2,910,000	2,988,580

Agricultural Products–0.07%
Ingredion Inc., Sr. Unsec. Notes,
4.63%, 11/01/20	1,875,000	2,063,617

6.63%, 04/15/37	3,940,000	4,978,871

		7,042,488

Airlines–0.13%
Continental Airlines Pass Through Trust,
Series 2010-1, Class A, Sec. Pass Through Ctfs.,
4.75%, 01/12/21	4,623,797	4,941,683

Series 2012-1, Class A, Sec. Pass Through Ctfs.,
4.15%, 04/11/24	5,750,000	5,818,281

Delta Air Lines Pass Through Trust–Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	2,811,770	3,085,917

		13,845,881

Airport Services–0.06%
BAA Funding Ltd. (United Kingdom), Sr. Sec. Notes, 2.50%, 06/25/15(c)	6,220,000	6,346,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Equity and Income Fund

	Principal
	Amount	Value

Alternative Carriers–0.15%
tw telecom inc., Sr. Unsec. Conv. Deb., 2.38%, 04/01/13(d)	$11,720,000	$16,202,900

Asset Management & Custody Banks–0.41%
Affiliated Managers Group, Inc., Sr. Unsec. Conv. Notes, 3.95%, 08/15/13(d)	39,246,000	43,464,945

Automobile Manufacturers–0.15%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 09/15/14(c)	10,880,000	10,987,285

Ford Motor Credit Co. LLC., Sr. Global Notes, 2.50%, 01/15/16	4,970,000	4,977,023

		15,964,308

Automotive Retail–0.16%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	9,195,000	10,560,305

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	5,400,000	5,795,207

Sr. Unsec. Notes, 5.88%, 10/15/12	1,040,000	1,046,405

		17,401,917

Biotechnology–1.08%
Dendreon Corp., Sr. Unsec. Conv. Notes, 2.88%, 01/15/16	20,646,000	13,677,975

Gilead Sciences Inc.–Series D, Sr. Unsec. Conv. Notes, 1.63%, 05/01/16	41,411,000	58,648,329

Vertex Pharmaceuticals Inc., Sr. Unsec. Sub. Conv. Notes, 3.35%, 10/01/15	33,044,000	41,676,745

		114,003,049

Brewers–0.18%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
3.63%, 04/15/15	6,145,000	6,619,293

0.80%, 07/15/15	3,745,000	3,769,527

5.38%, 01/15/20	950,000	1,166,086

FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(c)	6,965,000	7,545,884

		19,100,790

Broadcasting–0.11%
COX Communications Inc.,
Sr. Unsec. Global Notes, 5.45%, 12/15/14	400,000	440,891

Sr. Unsec. Notes,
6.25%, 06/01/18(c)	3,700,000	4,425,567

8.38%, 03/01/39(c)	655,000	991,471

Sr. Unsec. Notes, 7.25%, 11/15/15	5,000,000	5,812,883

		11,670,812

Cable & Satellite–0.53%
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/18	4,735,000	5,745,879

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	2,465,000	3,191,810

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes,
2.40%, 03/15/17	2,910,000	3,000,710

5.15%, 03/15/42	4,730,000	4,863,533

NBC Universal Media LLC, Sr. Unsec. Global Notes,
2.10%, 04/01/14	3,425,000	3,500,659

5.15%, 04/30/20	3,320,000	3,921,226

5.95%, 04/01/41	3,365,000	4,200,653

Time Warner Cable, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/40	7,235,000	8,631,253

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 6.50%, 01/15/18	17,130,000	18,893,198

		55,948,921

Casinos & Gaming–0.98%
International Game Technology, Sr. Unsec. Conv. Notes, 3.25%, 05/01/14	38,202,000	40,064,347

MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	63,088,000	63,876,600

		103,940,947

Communications Equipment–0.30%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 03/15/15(c)	29,353,000	31,444,401

Computer & Electronics Retail–0.02%
Best Buy Co., Inc., Sr. Unsec. Notes, 5.50%, 03/15/21	2,139,000	1,931,784

Computer Hardware–0.05%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 2.63%, 12/09/14	5,620,000	5,800,811

Computer Storage & Peripherals–1.62%
SanDisk Corp., Sr. Unsec. Conv. Notes,
1.00%, 05/15/13	94,995,000	94,282,537

1.50%, 08/15/17	69,333,000	77,132,963

		171,415,500

Construction & Farm Machinery & Heavy Trucks–0.14%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/22	14,645,000	15,128,634

Construction Materials–0.53%
Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15	60,100,000	56,343,750

Consumer Finance–0.08%
American Express Credit Corp.–Series C, Sr. Unsec. Medium-Term Global Notes, 7.30%, 08/20/13	7,230,000	7,689,444

Capital One Financial Corp., Sr. Unsec. Notes, 6.75%, 09/15/17	220,000	269,142

		7,958,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Equity and Income Fund

	Principal
	Amount	Value

Diversified Banks–1.91%
Abbey National Treasury Services PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	$2,560,000	$2,571,455

Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(c)	9,000,000	9,075,078

Ally Financial, Inc., Gtd. Notes, 2.20%, 12/19/12	11,750,000	11,818,374

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	6,110,000	6,261,282

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes,
2.75%, 02/23/15	2,535,000	2,578,178

6.75%, 05/22/19	8,500,000	10,011,044

Unsec. Sub. Global Notes, 5.14%, 10/14/20	5,015,000	5,105,549

BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(c)	7,025,000	7,039,974

Citibank N.A., Sr. Unsec. Gtd. Notes, 1.75%, 12/28/12	18,400,000	18,485,962

Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/16(c)	9,435,000	9,701,704

HBOS PLC (United Kingdom)–Series G, Unsec. Sub. Medium-Term Notes, 6.75%, 05/21/18(c)	8,535,000	8,413,193

HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 4.13%, 08/12/20(c)	8,540,000	9,065,543

HSBC Finance Corp., Sr. Unsec. Sub. Global Notes, 6.68%, 01/15/21	828,000	944,769

ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 2.00%, 10/18/13(c)	4,500,000	4,503,667

Unsec. Notes, 3.75%, 03/07/17(c)	9,590,000	9,976,824

Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 4.38%, 08/10/15	3,460,000	3,730,486

National Australia Bank Ltd. (Australia), Sr. Unsec. Bonds, 3.75%, 03/02/15(c)	3,390,000	3,589,198

Nordea Bank AB (Sweden), Sr. Unsec. Notes, 4.88%, 01/27/20(c)	4,495,000	4,993,946

Series 2, Sr. Unsec. Notes, 3.70%, 11/13/14(c)	880,000	923,101

Rabobank Nederland N.V. (Netherlands), Sr. Unsec. Medium-Term Global Notes, 4.75%, 01/15/20(c)	9,100,000	9,932,492

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	8,215,000	8,722,525

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(c)	3,200,000	3,042,115

Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(c)	11,940,000	11,855,490

Standard Chartered PLC (Hong Kong), Sr. Unsec. Notes,
5.50%, 11/18/14(c)	1,140,000	1,215,865

3.85%, 04/27/15(c)	4,190,000	4,361,482

U.S. Bancorp., Sr. Unsec. Notes, 2.00%, 06/14/13	8,165,000	8,270,587

U.S. Bank N.A., Sub. Notes, 3.78%, 04/29/20	8,200,000	8,727,023

Wells Fargo & Co., Sr. Unsec. Global Notes, 3.63%, 04/15/15	750,000	803,047

Sr. Unsec. Notes, 5.63%, 12/11/17	8,095,000	9,714,991

Westpac Banking Corp. (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	7,235,000	7,348,465

		202,783,409

Diversified Capital Markets–0.13%
UBS AG (Switzerland),
Sr. Unsec. Global Notes, 5.88%, 12/20/17	5,200,000	6,053,183

Sr. Unsec. Medium-Term Bank Notes, 3.88%, 01/15/15	1,435,000	1,513,993

Sr. Unsec. Medium-Term Global Notes, 5.75%, 04/25/18	4,945,000	5,722,589

		13,289,765

Diversified Metals & Mining–0.20%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(c)	3,185,000	4,262,841

Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Global Notes, 1.40%, 02/13/15	5,940,000	5,996,909

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 9.00%, 05/01/19	5,240,000	7,205,411

Southern Copper Corp., Sr. Unsec. Global Notes,
5.38%, 04/16/20	1,170,000	1,317,213

6.75%, 04/16/40	1,695,000	1,982,075

		20,764,449

Diversified REIT’s–0.17%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(c)	16,355,000	17,018,533

Qatari Diar Finance QSC (Qatar), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(c)	440,000	505,267

		17,523,800

Diversified Support Services–0.05%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/16	4,605,000	4,856,817

Drug Retail–0.08%
CVS Pass-Through Trust, Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	7,349,963	8,391,243

Electric Utilities–0.18%
Electricite de France S.A. (France), Sr. Unsec. Notes, 4.60%, 01/27/20(c)	2,150,000	2,378,302

Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes,
3.88%, 10/07/14(c)	600,000	610,631

5.13%, 10/07/19(c)	6,755,000	6,747,690

Iberdrola Finance Ireland Ltd. (Spain), Sr. Unsec. Gtd. Notes, 3.80%, 09/11/14(c)	2,175,000	2,161,822

Louisville Gas & Electric Co., Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	5,525,000	5,677,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Equity and Income Fund

	Principal
	Amount	Value

Electric Utilities–(continued)

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	$1,050,000	$1,273,482

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	355,000	511,890

		19,361,736

Electronic Components–0.01%
Corning, Inc., Sr. Unsec. Notes, 6.63%, 05/15/19	730,000	904,200

Environmental & Facilities Services–0.06%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	6,205,000	6,599,973

Fertilizers & Agricultural Chemicals–0.04%
Monsanto Co., Sr. Unsec. Global Notes, 3.60%, 07/15/42	4,150,000	4,164,153

Food Retail–0.04%
Delhaize Group S.A. (Belgium), Sr. Unsec. Gtd. Bonds, 5.88%, 02/01/14	3,850,000	4,053,176

General Merchandise Stores–0.10%
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/22	9,830,000	10,442,681

Gold–0.33%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes,
2.90%, 05/30/16	6,045,000	6,384,025

3.85%, 04/01/22	3,485,000	3,606,870

Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	4,000,000	4,626,885

Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(c)	12,145,000	12,159,527

Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/22	8,645,000	8,723,599

		35,500,906

Health Care Equipment–0.51%
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	13,684,000	12,897,170

Teleflex Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/17	33,647,000	41,217,575

		54,114,745

Health Care Facilities–0.72%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	24,795,000	26,468,662

LifePoint Hospitals Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	46,059,000	49,340,704

		75,809,366

Health Care Services–0.50%
Express Scripts Holding Co.,
Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	1,300,000	1,422,456

Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	3,800,000	4,052,834

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	3,535,000	3,700,158

Omnicare Inc.,
Sr. Unsec. Sub. Gtd. Conv. Notes, 3.75%, 04/01/42	29,270,000	27,916,263

Series OCR, Sr. Unsec. Gtd. Conv. Deb.,
3.25%, 12/15/15(d)	16,126,000	15,763,165

		52,854,876

Hotels, Resorts & Cruise Lines–0.09%
Wyndham Worldwide Corp., Sr. Unsec. Notes,
7.38%, 03/01/20	430,000	516,658

5.63%, 03/01/21	8,170,000	9,029,382

		9,546,040

Housewares & Specialties–0.09%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/21	8,615,000	9,104,982

Hypermarkets & Super Centers–0.01%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 6.50%, 08/15/37	730,000	1,061,830

Industrial Conglomerates–0.66%
General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes,
4.65%, 10/17/21	4,860,000	5,557,605

Series G, Sr. Unsec. Gtd. Medium-Term Global Notes, 2.63%, 12/28/12	48,180,000	48,543,665

Sr. Unsec. Medium-Term Notes, 6.00%, 08/07/19	8,500,000	10,317,576

General Electric Co., Sr. Unsec. Global Notes, 5.25%, 12/06/17	4,445,000	5,285,783

Koninklijke Philips Electronics N.V. (Netherlands), Sr. Unsec. Global Notes, 5.75%, 03/11/18	115,000	139,064

		69,843,693

Industrial Machinery–0.08%
Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21	7,940,000	8,873,214

Integrated Oil & Gas–0.17%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	3,325,000	3,780,787

Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/22	3,630,000	3,869,109

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 01/24/22(c)	7,430,000	8,364,868

Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	1,965,000	2,107,450

		18,122,214

Integrated Telecommunication Services–0.57%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	63,000	97,429

AT&T Inc., Sr. Unsec. Global Notes,
2.50%, 08/15/15	450,000	474,473

1.60%, 02/15/17	5,940,000	6,104,992

3.00%, 02/15/22	6,410,000	6,760,681

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Equity and Income Fund

	Principal
	Amount	Value

Integrated Telecommunication Services–(continued)

6.15%, 09/15/34	$3,675,000	$4,655,857

5.35%, 09/01/40	2,077,000	2,506,055

CenturyLink Inc.–Series U, Sr. Unsec. Global Notes, 7.65%, 03/15/42	4,245,000	4,398,662

Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	2,545,000	3,774,733

France Telecom S.A. (France), Sr. Unsec. Global Notes, 5.38%, 01/13/42	3,260,000	3,786,131

Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 7.00%, 06/04/18	9,615,000	10,124,094

Verizon Communications, Inc., Sr. Unsec. Global Notes,
3.00%, 04/01/16	3,575,000	3,858,898

6.35%, 04/01/19	4,090,000	5,234,312

6.40%, 02/15/38	3,500,000	4,708,227

4.75%, 11/01/41	2,925,000	3,310,406

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	672,000	688,363

		60,483,313

Investment Banking & Brokerage–1.34%
Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	7,880,000	8,941,695

Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes,
6.15%, 04/01/18	10,325,000	11,720,997

5.25%, 07/27/21	5,510,000	5,875,338

Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	1,350,000	1,414,417

Unsec. Sub. Global Notes, 6.75%, 10/01/37	4,585,000	4,778,037

Series C, Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 03/15/17(c)(e)	61,461,000	61,551,962

Macquarie Bank Ltd. (Australia), Sr. Unsec. Notes, 5.00%, 02/22/17(c)	6,100,000	6,324,503

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(c)	950,000	951,525

Morgan Stanley, Sr. Unsec. Global Notes,
4.00%, 07/24/15	12,875,000	13,146,398

3.80%, 04/29/16	5,560,000	5,599,380

6.38%, 07/24/42	8,140,000	8,384,509

Sr. Unsec. Notes,
3.45%, 11/02/15	9,855,000	9,921,485

5.75%, 01/25/21	3,135,000	3,256,322

		141,866,568

IT Consulting & Other Services–0.00%
International Business Machines Corp., Sr. Unsec. Global Notes, 7.63%, 10/15/18	100,000	135,533

Life & Health Insurance–0.26%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	3,100,000	3,384,542

MetLife, Inc., Sr. Unsec. Global Notes, 4.75%, 02/08/21	3,565,000	4,128,073

Series A, Sr. Unsec. Notes, 6.82%, 08/15/18	3,070,000	3,838,982

Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(c)	3,425,000	3,801,760

Prudential Financial, Inc., Series D, Sr. Unsec. Medium-Term Notes,
3.88%, 01/14/15	950,000	1,007,456

4.75%, 09/17/15	5,030,000	5,525,946

7.38%, 06/15/19	1,020,000	1,277,323

6.63%, 12/01/37	3,475,000	4,285,959

		27,250,041

Managed Health Care–0.10%
Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/20	9,990,000	10,977,797

Movies & Entertainment–0.44%
Liberty Interractive LLC, Sr. Unsec. Conv. Notes, 3.13%, 03/30/13(d)	33,234,000	43,536,540

Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	2,655,000	3,149,808

		46,686,348

Multi-Line Insurance–0.05%
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	4,915,000	5,670,230

Office Electronics–0.01%
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	820,000	871,578

Office REIT’s–0.05%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	5,210,000	5,552,165

Oil & Gas Drilling–0.01%
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/17	1,150,000	1,185,258

Oil & Gas Equipment & Services–0.27%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes,
3.25%, 12/15/12(d)	25,155,000	25,280,775

3.25%, 03/15/18(d)	3,285,000	3,539,587

		28,820,362

Oil & Gas Exploration & Production–0.39%
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	260,000	327,348

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	6,750,000	7,883,136

Southwestern Energy Co., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/22(c)	9,585,000	10,112,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Equity and Income Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/17(c)	$24,746,000	$22,890,050

XTO Energy, Inc., Sr. Unsec. Notes, 5.75%, 12/15/13	310,000	331,420

		41,544,064

Oil & Gas Refining & Marketing–0.05%
Phillips 66, Sr. Unsec. Gtd. Notes, 1.95%, 03/05/15(c)	4,760,000	4,878,074

Oil & Gas Storage & Transportation–0.21%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	2,889,000	3,369,422

Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	555,000	689,163

Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	4,420,000	5,429,586

Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	4,275,000	4,515,039

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/38	2,245,000	3,032,364

Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	3,835,000	5,222,026

		22,257,600

Other Diversified Financial Services–1.54%
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/17	2,825,000	3,177,347

Series L, Sr. Unsec. Medium-Term Notes,
7.38%, 05/15/14	315,000	345,351

Sr. Unsec. Medium-Term Global Notes,
5.65%, 05/01/18	10,675,000	11,957,049

Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	8,140,000	10,156,390

Citigroup Funding, Inc., Unsec. Gtd. Unsub. Global Notes, 2.25%, 12/10/12	70,500,000	70,870,952

Citigroup, Inc.,
Sr. Unsec. Global Notes,
6.01%, 01/15/15	1,615,000	1,766,521

6.13%, 11/21/17	11,440,000	13,229,981

8.50%, 05/22/19	2,385,000	3,062,600

Sr. Unsec. Notes, 4.75%, 05/19/15	1,000,000	1,074,794

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes,
5.80%, 10/15/12(c)	1,715,000	1,724,984

2.75%, 07/01/13(c)	5,060,000	5,125,551

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	1,465,000	1,594,357

ING US Inc. (Netherlands), Sr. Unsec. Gtd. Notes, 5.50%, 07/15/22(c)	9,455,000	9,674,442

JPMorgan Chase & Co.,
Sr. Unsec. Global Notes,
4.75%, 05/01/13	1,280,000	1,315,501

4.40%, 07/22/20	5,700,000	6,327,760

Sr. Unsec. Notes, 6.00%, 01/15/18	7,395,000	8,848,893

Unsec. Sub. Global Notes, 5.13%, 09/15/14	1,530,000	1,638,252

Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	9,445,000	10,972,979

Twin Reefs Pass-Through Trust, Sec. Pass Through Ctfs., 1.39% (Acquired 12/07/04-10/23/06; Cost $1,609,000)(c)(f)(g)	1,610,000	0

		162,863,704

Packaged Foods & Meats–0.13%
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(c)	5,095,000	5,700,006

Kraft Foods Inc., Sr. Unsec. Global Notes,
7.00%, 08/11/37	2,830,000	3,957,451

6.88%, 02/01/38	842,000	1,160,030

Sr. Unsec. Notes, 6.88%, 01/26/39	2,125,000	2,948,199

		13,765,686

Paper Products–0.03%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/41	2,855,000	3,414,947

Pharmaceuticals–0.59%
Endo Health Solutions Inc., Sr. Unsec. Sub. Conv. Notes, 1.75%, 04/15/15	28,137,000	34,678,852

Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes,
2.75%, 05/15/15	13,137,000	15,928,612

1.50%, 03/15/19(c)	12,390,000	12,374,513

		62,981,977

Property & Casualty Insurance–0.05%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	425,000	521,282

WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/22	5,040,000	5,304,819

		5,826,101

Railroads–0.04%
CSX Corp.,
Sr. Unsec. Global Notes, 6.15%, 05/01/37	1,750,000	2,273,584

Sr. Unsec. Notes, 5.50%, 04/15/41	1,660,000	2,010,314

		4,283,898

Regional Banks–0.20%
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(c)	8,845,000	9,813,878

PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 02/08/20	5,305,000	6,266,546

Sr. Unsec. Gtd. Notes, 6.70%, 06/10/19	3,635,000	4,617,169

		20,697,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Equity and Income Fund

	Principal
	Amount	Value

Restaurants–0.01%
Yum! Brands, Inc., Sr. Unsec. Global Bonds, 6.25%, 03/15/18	$1,175,000	$1,409,687

Retail REIT’s–0.09%
Simon Property Group L.P., Sr. Unsec. Notes, 4.75%, 03/15/42	2,815,000	3,095,413

WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(c)	5,290,000	6,332,684

		9,428,097

Semiconductor Equipment–0.48%
Lam Research Corp., Sr. Unsec. Conv. Notes, 1.25%, 05/15/18	33,039,000	32,543,415

Novellus Systems Inc., Sr. Unsec. Conv. Notes, 2.63%, 05/15/41	15,729,000	18,127,672

		50,671,087

Semiconductors–0.92%
Linear Technology Corp., Sr. Unsec. Conv. Notes, 3.00%, 05/01/14(c)(d)	36,420,000	38,332,050

Series A, Sr. Unsec. Conv. Global Notes,
3.00%, 05/01/14(d)	10,661,000	11,220,702

Micron Technology Inc.–Series A, Sr. Unsec. Conv. Notes, 1.50%, 08/01/18(c)(d)	24,953,000	22,831,995

Xilinx Inc., Jr. Unsec. Sub. Conv. Notes, 3.13%, 03/15/37(c)	20,622,000	25,107,285

		97,492,032

Sovereign Debt–0.21%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 6.00%, 01/17/17	16,505,000	19,756,485

Peruvian Government International Bond (Peru), Sr. Unsec. Global Notes, 7.13%, 03/30/19	1,650,000	2,180,062

Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(c)	800,000	840,936

		22,777,483

Specialized Finance–0.11%
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/22	3,315,000	3,319,144

Moody’s Corp., Sr. Unsec. Global Notes,, 4.50%, 09/01/22	5,380,000	5,604,550

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 2.63%, 09/16/12	440,000	440,286

Sr. Sec. Collateral Trust Bonds, 3.05%, 02/15/22	2,550,000	2,729,134

		12,093,114

Specialized REIT’s–0.16%
American Tower Corp.,
Sr. Unsec. Global Notes, 4.63%, 04/01/15	2,425,000	2,587,118

Sr. Unsec. Notes, 4.50%, 01/15/18	4,620,000	5,080,926

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	6,620,000	6,811,980

Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/22	2,635,000	2,824,369

		17,304,393

Steel–0.28%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 10.10%, 06/01/19	7,005,000	8,042,469

Sr. Unsec. Global Notes,
4.00%, 08/05/15	8,775,000	8,704,232

6.13%, 06/01/18	390,000	397,461

6.75%, 03/01/41	2,225,000	1,937,148

Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes,
5.63%, 09/15/19	4,655,000	5,187,985

4.63%, 09/15/20	320,000	337,219

6.88%, 11/10/39	4,075,000	4,850,720

		29,457,234

Thrifts & Mortgage Finance–0.09%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 5.00%, 05/01/17	16,283,000	9,769,800

Tobacco–0.01%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	715,000	784,199

Trading Companies & Distributors–0.00%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	450,000	451,381

Trucking–0.04%
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	4,030,000	4,172,579

Wireless Telecommunication Services–0.35%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	6,610,000	6,814,469

Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/16	4,450,000	4,633,811

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 3.21%, 08/15/15(c)	5,095,000	5,260,587

SBA Communications Corp., Sr. Unsec. Conv. Notes, 1.88%, 05/01/13	13,921,000	20,307,259

		37,016,126

Total U.S. Dollar Denominated Bonds and Notes (Cost $2,173,516,888)		2,334,377,134

U.S. Treasury Securities–8.73%
U.S. Treasury Notes–6.79%
1.38%, 09/15/12	21,200,000	21,206,627

1.50%, 12/31/13	28,000,000	28,474,687

1.75%, 03/31/14	12,000,000	12,285,938

2.63%, 07/31/14	95,125,000	99,457,646

2.38%, 10/31/14	231,415,000	242,045,627

2.13%, 11/30/14	77,385,000	80,625,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Equity and Income Fund

	Principal
	Amount	Value

U.S. Treasury Notes–(continued)

2.25%, 01/31/15	$19,650,000	$20,586,445

2.50%, 03/31/15	495,000	523,695

2.13%, 05/31/15	4,445,000	4,670,028

2.00%, 04/30/16	17,445,000	18,469,894

1.75%, 05/31/16	950,000	997,500

0.88%, 04/30/17	2,000,000	2,030,625

0.63%, 05/31/17	4,410,000	4,425,159

3.75%, 11/15/18	34,750,000	40,912,695

1.25%, 01/31/19	25,000,000	25,562,500

3.63%, 08/15/19	58,350,000	68,789,180

3.38%, 11/15/19	20,000,000	23,268,750

2.63%, 11/15/20	6,500,000	7,204,844

2.13%, 08/15/21	2,440,000	2,592,500

2.00%, 11/15/21	4,700,000	4,927,656

1.75%, 05/15/22	10,900,000	11,121,406

		720,178,899

U.S. Treasury Bonds–1.91%
8.00%, 11/15/21	3,557,000	5,604,498

6.88%, 08/15/25	20,000	31,522

6.13%, 11/15/27	19,110,000	29,184,553

5.38%, 02/15/31	5,205,000	7,668,429

3.50%, 02/15/39	31,890,000	37,590,337

4.25%, 05/15/39	9,900,000	13,159,266

4.50%, 08/15/39	1,060,000	1,463,463

4.38%, 11/15/39	13,200,000	17,898,375

4.63%, 02/15/40	18,150,000	25,554,633

4.38%, 05/15/40	1,280,000	1,737,600

4.25%, 11/15/40	500,000	666,484

3.13%, 11/15/41	34,000,000	37,256,562

3.00%, 05/15/42	22,475,000	23,999,086

		201,814,808

U.S. Treasury Bills–0.03%
0.10%, 11/15/12(h)(i)	3,200,000	3,199,521

Total U.S. Treasury Securities (Cost $848,767,529)		925,193,228

	Shares
Preferred Stocks–2.07%
Health Care Facilities–0.27%
HealthSouth Corp., Series A, $65.00 Conv. Pfd.	27,000	28,930,500

Health Care Services–0.15%
Omnicare Capital Trust II, Series B, $2.00 Conv. Pfd.	356,855	16,354,665

Multi-Utilities–0.47%
CenterPoint Energy, Inc., $1.97 Conv. Pfd.	1,300,669	49,425,422

Oil & Gas Storage & Transportation–0.45%
El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	875,900	47,911,730

Regional Banks–0.47%
KeyCorp, Series A, $7.75 Conv. Pfd.	427,098	50,030,260

Research & Consulting Services–0.06%
Nielsen Holdings N.V., $3.13 Conv. Pfd.	106,910	5,793,185

Trucking–0.20%
2010 Swift Mandatory Common Exchange Security Trust, $0.66 Conv. Pfd.(c)	2,398,700	20,619,705

Total Preferred Stocks (Cost $188,512,415)		219,065,467

	Principal
	Amount
U.S. Government Sponsored Agency Securities–1.24%
Federal Home Loan Mortgage Corp. (FHLMC)–0.73%
Sr. Unsec. Global Bonds, 6.75%, 03/15/31	$7,000,000	11,057,242

Sr. Unsec. Global Notes, 3.00%, 07/28/14	23,700,000	24,941,806

Unsec. Global Notes, 4.88%, 06/13/18	33,680,000	41,140,682

		77,139,730

Federal National Mortgage Association (FNMA)–0.51%
Sr. Unsec. Global Bonds, 6.63%, 11/15/30	6,315,000	9,808,530

Sr. Unsec. Global Notes,
2.88%, 12/11/13	600,000	620,384

4.38%, 10/15/15	38,850,000	43,646,596

		54,075,510

Total U.S. Government Sponsored Agency Securities (Cost $118,409,423)		131,215,240

Municipal Obligations–0.12%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J);
Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	2,600,000	3,085,992

Series 2010, Build America RB, 6.66%, 04/01/57	4,980,000	5,854,737

Texas (State of) Transportation Commission; Series 2010 B, Taxable First Tier Build America RB, 5.03%, 04/01/26	3,450,000	4,230,114

Total Municipal Obligations (Cost $11,089,986)		13,170,843

Asset-Backed Securities–0.05%
ARI Fleet Lease Trust–Series 2010-A, Class A, Floating Rate Pass Through Ctfs., 1.69%, 08/15/18(c)(j)	439,705	439,958

GE Dealer Floorplan Master Note Trust–Series 2009-2A, Class A, Floating Rate Pass Through Ctfs., 1.79%, 10/20/14(c)(j)	5,200,000	5,210,954

Nomura Asset Acceptance Corp.–Series 2005-AR1, Class 2A1, Floating Rate Pass Through Ctfs., 0.52%, 02/25/35(j)	11,769	11,674

Total Asset-Backed Securities (Cost $5,651,474)		5,662,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Equity and Income Fund

	Principal
	Amount	Value

U.S. Government Sponsored Mortgage-Backed Securities–0.00%

Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs.,
6.50%, 05/01/29	$4	$4

5.50%, 02/01/37	446	488

		492

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs.,
7.00%, 07/01/18 to 07/01/32	109,174	126,129

5.50%, 03/01/21	286	313

8.00%, 08/01/21	5,585	6,322

		132,764

Government National Mortgage Association (GNMA)–0.00%
Pass Through Ctfs.,
8.00%, 04/15/26 to 01/20/31	44,902	50,240

7.50%, 12/20/30	3,298	4,063

		54,303

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $169,706)		187,559

	Shares
Money Market Funds–4.51%
Liquid Assets Portfolio–Institutional Class(k)	239,131,128	239,131,128

Premier Portfolio–Institutional Class(k)	239,131,128	239,131,128

Total Money Market Funds (Cost $478,262,256)		478,262,256

TOTAL INVESTMENTS–99.76% (Cost $9,543,120,595)		10,575,688,447

OTHER ASSETS LESS LIABILITIES–0.24%		25,892,345

NET ASSETS–100.00%		$10,601,580,792

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
ETF	– Exchange-Traded Fund
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
SPDR	– Standard & Poor’s Depositary Receipt
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2012 was $493,540,041, which represented 4.66% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Exchangeable for a basket of four common stocks and one ordinary share.
(f)	Perpetual bond with no specified maturity date.
(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2012 represented less than 1% of the Fund’s Net Assets.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2012.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $9,064,858,339)	$10,097,426,191

Investments in affiliated money market funds, at value and cost	478,262,256

Total investments, at value (Cost $9,543,120,595)	10,575,688,447

Foreign currencies, at value (Cost $226,065)	230,579

Receivable for:
Investments sold	30,405,181

Fund shares sold	5,949,261

Dividends and interest	46,611,603

Principal paydowns	378

Investment for trustee deferred compensation and retirement plans	235,430

Other assets	155,797

Total assets	10,659,276,676

Liabilities:
Payable for:
Investments purchased	26,831,254

Fund shares reacquired	16,084,784

Foreign currency contracts outstanding	3,652,500

Variation margin	698,814

Accrued fees to affiliates	8,887,298

Accrued other operating expenses	566,405

Trustee deferred compensation and retirement plans	974,829

Total liabilities	57,695,884

Net assets applicable to shares outstanding	$10,601,580,792

Net assets consist of:
Shares of beneficial interest	$9,689,876,177

Undistributed net investment income	53,000,204

Undistributed net realized gain (loss)	(169,116,132)

Unrealized appreciation	1,027,820,543

$10,601,580,792

Net Assets:
Class A	$7,878,694,240

Class B	$739,630,569

Class C	$1,157,324,834

Class R	$176,939,636

Class Y	$410,599,995

Institutional Class	$238,391,518

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	871,047,768

Class B	83,419,959

Class C	129,913,496

Class R	19,485,446

Class Y	45,377,565

Institutional Class	26,332,582

Class A:
Net asset value per share	$9.05

Maximum offering price per share
(Net asset value of $9.05 divided by 94.50%)	$9.58

Class B:
Net asset value and offering price per share	$8.87

Class C:
Net asset value and offering price per share	$8.91

Class R:
Net asset value and offering price per share	$9.08

Class Y:
Net asset value and offering price per share	$9.05

Institutional Class:
Net asset value and offering price per share	$9.05

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $1,789,895)	$190,149,378

Dividends from affiliated money market funds	499,558

Interest	113,095,350

Total investment income	303,744,286

Expenses:
Advisory fees	37,687,528

Administrative services fees	824,740

Custodian fees	183,590

Distribution fees:
Class A	19,560,872

Class B	8,711,883

Class C	11,605,534

Class R	919,807

Transfer agent fees — A, B, C, R and Y	18,709,976

Transfer agent fees — Institutional	142,453

Trustees’ and officers’ fees and benefits	619,058

Other	814,889

Total expenses	99,780,330

Less: Fees waived and expense offset arrangement(s)	(5,159,385)

Net expenses	94,620,945

Net investment income	209,123,341

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $2,049,290)	95,254,494

Foreign currencies	(334,880)

Foreign currency contracts	28,606,270

Futures contracts	(18,373,914)

Option contracts written	918,158

106,070,128

Change in net unrealized appreciation (depreciation) of:
Investment securities	931,600,476

Foreign currencies	2,301

Foreign currency contracts	(3,746,945)

Futures contracts	6,880,898

934,736,730

Net realized and unrealized gain	1,040,806,858

Net increase in net assets resulting from operations	$1,249,930,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	2012	2011

Operations:
Net investment income	$209,123,341	$194,686,900

Net realized gain	106,070,128	710,295,404

Change in net unrealized appreciation	934,736,730	221,667,945

Net increase in net assets resulting from operations	1,249,930,199	1,126,650,249

Distributions to shareholders from net investment income:
Class A	(152,150,003)	(150,003,794)

Class B	(16,509,929)	(22,043,921)

Class C	(14,510,005)	(14,081,775)

Class R	(3,178,686)	(3,025,566)

Class Y	(8,610,039)	(9,905,470)

Institutional Class	(4,674,921)	(1,974,595)

Total distributions from net investment income	(199,633,583)	(201,035,121)

Share transactions–net:
Class A	(802,662,360)	(294,013,394)

Class B	(358,776,295)	(393,976,120)

Class C	(175,219,330)	(98,154,582)

Class R	(23,670,724)	(4,687,717)

Class Y	(47,889,519)	(22,575,978)

Institutional Class	59,177,309	87,888,812

Net increase (decrease) in net assets resulting from share transactions	(1,349,040,919)	(725,518,979)

Net increase (decrease) in net assets	(298,744,303)	200,096,149

Net assets:
Beginning of year	10,900,325,095	10,700,228,946

End of year (includes undistributed net investment income of $53,000,204 and $37,039,105, respectively)	$10,601,580,792	$10,900,325,095

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Equity and Income Fund, formerly Invesco Van Kampen Equity and Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

21        Invesco Equity and Income Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

22        Invesco Equity and Income Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period.
Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

23        Invesco Equity and Income Fund

K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25% and 1.25% of average daily net assets, respectively. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.82%, 0.95% (net of 12b-1 fee waivers), 1.57%, 1.07%, 0.57% and 0.57% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2012, the Adviser waived advisory fees of $541,931.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

24        Invesco Equity and Income Fund

  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  IDI had contractually agreed to limit Rule 12b-1 fees to 0.38% of Class B average daily net assets through June 30, 2012.
  12b-1 fees before fee waivers are detailed in the Statement of Operations as Distribution fees. For the year ended August 31, 2012, 12b-1 fees incurred for Class B shares were $4,112,230 after fee waivers of $4,599,653.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $1,331,423 in front-end sales commissions from the sale of Class A shares and $15,138, $817,636 and $29,556 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$7,061,113,045	$104,768,812	$—	$7,165,881,857

U.S. Treasury Securities	—	925,193,228	—	925,193,228

U.S. Government Sponsored Securities	—	131,402,799	—	131,402,799

Corporate Debt Securities	—	2,311,599,651	0	2,311,599,651

Asset-Backed Securities	—	5,662,586	—	5,662,586

Municipal Obligations	—	13,170,843	—	13,170,843

Foreign Government Debt Securities	—	22,777,483	—	22,777,483

	$7,061,113,045	$3,514,575,402	$0	$10,575,688,447

Foreign Currency Contracts*	—	(3,652,500)	—	(3,652,500)

Futures*	(1,099,323)	—	—	(1,099,323)

Total Investments	$7,060,013,722	$3,510,922,902	$0	$10,570,936,624

*	Unrealized appreciation (depreciation).

25        Invesco Equity and Income Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$—	$(3,652,500)

Interest rate risk
Futures contracts(b)	$103,393	$(1,202,716)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Foreign Currency
	Futures*	Contracts*	Options*

Realized Gain (Loss)
Currency risk	$—	$28,606,270	$—

Equity risk	—	—	918,158

Interest rate risk	(18,373,914)	—	—

Change in Unrealized Appreciation (Depreciation)
Currency risk	$—	$(3,746,945)	$—

Interest rate risk	6,880,898	—	—

Total	$(11,493,016)	$24,859,325	$918,158

*	The average notional value of futures, foreign currency contracts and options outstanding during the period was $450,527,116, $283,406,052 and $11,707,000, respectively.

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
	Contracts	Month	Value	(Depreciation)

Long Contracts
U.S. Treasury 2 Year Notes	609	December-2012	$134,332,078	$103,393

Short Contracts
U.S. Treasury 5 Year Notes	1,044	December-2012	$(130,149,282)	$(385,538)

U.S. Treasury 10 year Notes	762	December-2012	(101,893,687)	(817,178)

Subtotal			$(232,042,969)	$(1,202,716)

Total				$(1,099,323)

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

09/20/12	Bank of New York	CHF	20,232,472	USD	20,692,254	$21,203,478	$(511,224)

09/20/12	Bank of New York	EUR	57,964,319	USD	71,159,316	72,935,536	(1,776,220)

09/20/12	State Street	GBP	65,891,679	USD	103,245,672	104,610,728	(1,365,056)

Total open foreign currency contracts							$(3,652,500)

Currency Abbreviations:

CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

26        Invesco Equity and Income Fund

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Beginning of period	—	$—

Written	11,707	918,158

Expired	(11,707)	(918,158)

End of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2012, the Fund engaged in securities purchases of $767,612 and securities sales of $6,618,839, which resulted in net realized gains of $2,049,290.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $17,801.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$199,633,583	$201,035,121

27        Invesco Equity and Income Fund

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$81,521,213

Net unrealized appreciation — investments	991,724,413

Net unrealized appreciation — other investments	4,514

Temporary book/tax differences	(940,014)

Post-October deferrals	(62,823,408)

Capital loss carryforward	(97,782,103)

Shares of beneficial interest	9,689,876,177

Total net assets	$10,601,580,792

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences, straddle loss deferral and convertible preferred securities.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $161,883,436 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2016	$87,690,005	$—	$87,690,005

August 31, 2017	10,092,098	—	10,092,098

	$97,782,103	$—	$97,782,103

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Balanced Fund and Invesco Basic Balanced Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $2,056,472,628 and $3,591,853,958, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $107,301,299 and $23,865,609, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,238,096,268

Aggregate unrealized (depreciation) of investment securities	(246,371,855)

Net unrealized appreciation of investment securities	$991,724,413

Cost of investments for tax purposes is $9,583,964,034.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium and fair fund distributions, on August 31, 2012, undistributed net investment income was increased by $6,471,341, undistributed net realized gain (loss) was decreased by $6,477,873 and shares of beneficial interest was increased by $6,532. This reclassification had no effect on the net assets of the Fund.

28        Invesco Equity and Income Fund

NOTE 12—Share Information

	Summary of Share Activity

	Years ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	76,632,228	$653,647,850	98,031,251	$841,524,407

Class B	1,051,815	8,808,659	4,314,780	35,442,243

Class C	4,887,236	41,102,265	8,570,105	73,027,813

Class R	5,932,415	50,391,223	6,592,227	57,106,122

Class Y	14,695,711	126,331,806	21,595,593	186,789,017

Institutional Class	12,294,259	102,222,163	12,398,629	103,169,510

Issued as reinvestment of dividends:
Class A	16,520,442	139,372,643	16,308,100	136,884,446

Class B	1,873,608	15,474,345	2,490,833	20,476,183

Class C	1,539,047	12,778,414	1,497,465	12,382,375

Class R	375,128	3,178,004	358,603	3,023,225

Class Y	968,129	8,164,860	1,136,447	9,551,241

Institutional Class	552,439	4,674,451	233,353	1,974,351

Automatic conversion of Class B shares to Class A shares:
Class A	24,192,716	206,655,020	29,939,971	258,765,594

Class B	(24,426,071)	(206,655,020)	(30,510,407)	(258,765,594)

Issued in connection with acquisitions:(b)
Class A	—	—	65,351,925	588,917,667

Class B	—	—	6,813,818	60,220,062

Class C	—	—	12,039,953	106,937,496

Class R	—	—	809,078	7,322,872

Class Y	—	—	268,205	2,415,975

Institutional Class	—	—	25,520	230,109

Reacquired:
Class A	(211,560,965)	(1,802,337,873)	(247,798,564)	(2,120,105,508)

Class B	(21,248,100)	(176,404,279)	(30,002,075)	(251,349,014)

Class C	(27,306,094)	(229,100,009)	(34,522,121)	(290,502,266)

Class R	(8,960,324)	(77,239,951)	(8,375,268)	(72,139,936)

Class Y	(21,766,458)	(182,386,185)	(26,462,868)	(221,332,211)

Institutional Class	(5,547,204)	(47,719,305)	(2,060,952)	(17,485,158)

Net increase (decrease) in share activity	(159,300,043)	$(1,349,040,919)	(90,956,399)	$(725,518,979)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Balanced Fund and Invesco Basic Balanced Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Balanced Fund and Invesco Basic Balanced Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 85,308,499 shares of the Fund for 11,505,036 and 53,265,217 shares outstanding of Invesco Balanced Fund and Invesco Basic Balanced Fund, respectively as of the close of business on May 20, 2011. Each class of shares of Invesco Balanced Fund and Invesco Basic Balanced Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Balanced Fund and Invesco Basic Balanced Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Balanced Fund and Invesco Basic Balanced Fund’s net assets at that date of $155,118,564 and $610,925,617, respectively, including $7,987,998 and $82,271,409 of unrealized appreciation, respectively, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $11,740,080,547. The net assets of the Fund immediately following the acquisition were $12,506,124,728.

29        Invesco Equity and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses)									to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/12	$8.19	$0.17	$0.85	$1.02	$(0.16)	$—	$(0.16)	$9.05	12.67	%(c)	$7,878,694	0.80	%(d)	0.81	%(d)	2.05	%(d)	21%
Year ended 08/31/11	7.53	0.15	0.66	0.81	(0.15)	—	(0.15)	8.19	10.78	(c)	7,908,623	0.81		0.81		1.74		22
Eight months ended 08/31/10	7.79	0.10	(0.28)	(0.18)	(0.08)	—	(0.08)	7.53	(2.40	)(c)	7,560,462	0.78	(e)	0.78	(e)	1.89	(e)	24
Year ended 12/31/09	6.45	0.15	1.34	1.49	(0.15)	—	(0.15)	7.79	23.51	(f)	8,395,716	0.82		0.82		2.15		78
Year ended 12/31/08	8.84	0.20	(2.36)	(2.16)	(0.22)	(0.01)	(0.23)	6.45	(24.78	)(f)	8,214,093	0.79		0.79		2.59		56
Year ended 12/31/07	9.12	0.22	0.08	0.30	(0.22)	(0.36)	(0.58)	8.84	3.26	(f)	13,332,525	0.76		0.76		2.32		35

Class B
Year ended 08/31/12	8.04	0.15	0.83	0.98	(0.15)	—	(0.15)	8.87	12.36	(c)	739,631	1.02	(d)	1.56	(d)	1.83	(d)	21
Year ended 08/31/11	7.39	0.14	0.65	0.79	(0.14)	—	(0.14)	8.04	10.69	(c)(g)	1,014,527	0.84	(g)	0.98	(g)	1.71	(g)	22
Eight months ended 08/31/10	7.64	0.09	(0.27)	(0.18)	(0.07)	—	(0.07)	7.39	(2.40	)(c)(g)	1,278,734	0.91	(e)(g)	0.91	(e)(g)	1.76	(e)(g)	24
Year ended 12/31/09	6.33	0.14	1.32	1.46	(0.15)	—	(0.15)	7.64	23.48	(h)(i)	1,594,135	0.82	(i)	0.82	(i)	2.16	(i)	78
Year ended 12/31/08	8.68	0.20	(2.32)	(2.12)	(0.22)	(0.01)	(0.23)	6.33	(24.78	)(h)(i)	1,693,758	0.79	(i)	0.79	(i)	2.59	(i)	56
Year ended 12/31/07	8.97	0.17	0.08	0.25	(0.18)	(0.36)	(0.54)	8.68	2.71	(h)(i)	2,978,302	1.25	(i)	1.25	(i)	1.83	(i)	35

Class C
Year ended 08/31/12	8.07	0.11	0.83	0.94	(0.10)	—	(0.10)	8.91	11.77	(c)(j)	1,157,325	1.54	(d)(j)	1.54	(d)(j)	1.31	(d)(j)	21
Year ended 08/31/11	7.42	0.09	0.65	0.74	(0.09)	—	(0.09)	8.07	9.95	(c)(j)	1,216,936	1.54	(j)	1.54	(j)	1.01	(j)	22
Eight months ended 08/31/10	7.68	0.06	(0.27)	(0.21)	(0.05)	—	(0.05)	7.42	(2.81	)(c)(j)	1,211,089	1.52	(e)(j)	1.52	(e)(j)	1.15	(e)(j)	24
Year ended 12/31/09	6.36	0.09	1.33	1.42	(0.10)	—	(0.10)	7.68	22.63	(i)(k)	1,375,516	1.56	(i)	1.56	(i)	1.40	(i)	78
Year ended 12/31/08	8.72	0.14	(2.32)	(2.18)	(0.17)	(0.01)	(0.18)	6.36	(25.33	)(i)(k)	1,340,367	1.50	(i)	1.50	(i)	1.88	(i)	56
Year ended 12/31/07	9.01	0.14	0.08	0.22	(0.15)	(0.36)	(0.51)	8.72	2.41	(k)	2,334,402	1.51		1.51		1.57		35

Class R
Year ended 08/31/12	8.23	0.15	0.85	1.00	(0.15)	—	(0.15)	9.08	12.23	(c)	176,940	1.05	(d)	1.06	(d)	1.80	(d)	21
Year ended 08/31/11	7.57	0.13	0.66	0.79	(0.13)	—	(0.13)	8.23	10.45	(c)	182,135	1.06		1.06		1.49		22
Eight months ended 08/31/10	7.83	0.09	(0.28)	(0.19)	(0.07)	—	(0.07)	7.57	(2.51	)(c)	172,143	1.03	(e)	1.03	(e)	1.64	(e)	24
Year ended 12/31/09	6.48	0.13	1.35	1.48	(0.13)	—	(0.13)	7.83	23.25	(l)	169,713	1.07		1.07		1.88		78
Year ended 12/31/08	8.87	0.18	(2.36)	(2.18)	(0.20)	(0.01)	(0.21)	6.48	(24.89	)(l)	148,399	1.04		1.04		2.35		56
Year ended 12/31/07	9.16	0.19	0.08	0.27	(0.20)	(0.36)	(0.56)	8.87	2.87	(l)	192,906	1.01		1.01		2.07		35

Class Y(m)
Year ended 08/31/12	8.20	0.20	0.84	1.04	(0.19)	—	(0.19)	9.05	12.83	(c)	410,600	0.55	(d)	0.56	(d)	2.30	(d)	21
Year ended 08/31/11	7.54	0.17	0.67	0.84	(0.18)	—	(0.18)	8.20	11.04	(c)	422,009	0.56		0.56		1.99		22
Eight months ended 08/31/10	7.79	0.11	(0.28)	(0.17)	(0.08)	—	(0.08)	7.54	(2.15	)(c)	414,203	0.53	(e)	0.53	(e)	2.15	(e)	24
Year ended 12/31/09	6.45	0.16	1.35	1.51	(0.17)	—	(0.17)	7.79	23.82	(n)	530,010	0.57		0.57		2.34		78
Year ended 12/31/08	8.84	0.22	(2.36)	(2.14)	(0.24)	(0.01)	(0.25)	6.45	(24.60	)(n)	358,154	0.54		0.54		2.85		56
Year ended 12/31/07	9.12	0.24	0.08	0.32	(0.24)	(0.36)	(0.60)	8.84	3.52	(n)	392,848	0.51		0.51		2.57		35

Institutional Class
Year ended 08/31/12	8.20	0.21	0.84	1.05	(0.20)	—	(0.20)	9.05	12.96	(c)	238,392	0.44	(d)	0.44	(d)	2.41	(d)	21
Year ended 08/31/11	7.54	0.19	0.65	0.84	(0.18)	—	(0.18)	8.20	11.16	(c)	156,096	0.39		0.39		2.16		22
Eight months ended 08/31/10(o)	7.59	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)	7.54	(0.13	)(c)	63,598	0.45	(e)	0.45	(e)	1.79	(e)	24

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011 the portfolio turnover calculation excludes the value of securities purchased of $602,192,170 and sold of $70,835,642 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Balanced Fund and Invesco Basic Balanced Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $7,830,613, $871,188, $1,175,435, $183,961, $389,959 and $209,565 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.28% and 0.38% for the year ended August 31, 2011 and eight months ended August 31, 2010, respectively.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99%, 0.97% and 0.99% for the years ended August 31, 2012, August 31, 2011 and the eight months ended August 31, 2010, respectively.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(o)	Commencement date of June 1, 2010.

NOTE 14—Subsequent Event

Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares.

30        Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equity and Income Fund, (formerly known as Invesco Van Kampen Equity and Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the eight month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 26, 2012
Houston, Texas

31        Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 01, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2,3]	(08/31/12)	Period[2,4]	Ratio[2]
A	$1,000.00	$1,037.50	$4.05	$1,021.17	$4.01	0.79%

B	1,000.00	1,035.00	5.73	1,019.51	5.69	1.12

C	1,000.00	1,033.00	7.77	1,017.50	7.71	1.52

R	1,000.00	1,034.90	5.32	1,019.91	5.28	1.04

Y	1,000.00	1,037.60	2.77	1,022.42	2.75	0.54

Institutional	1,000.00	1,038.00	2.43	1,022.75	2.42	0.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. The Fund’s adviser had contractually agreed to waive 0.38% of Rule 12b-1 plan fees on Class B through June 30, 2012. The annualized expense ratio restated as if this agreement had not been in effect throughout the entire most recent fiscal half year is 1.54%.
[3]	The actual expenses paid restates as if the changes discussed above had been in effect throughout the entire most recent fiscal half year is $7.88.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year is $7.81.

32        Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts
(Formerly Known as Invesco Van Kampen Equity and Income Fund)

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Equity and Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance

33        Invesco Equity and Income Fund

universe for the one year period, the fourth quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that the Fund has less fixed income exposure that its peers and employs a traditional value approach while competitors typically have a core/growth bias. Invesco Advisers confirmed that performance of the Fund has been consistent with its investment process and the market environment. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one mutual fund advised by Invesco Advisers and below the total account level fee of two mutual funds sub-advised by Invesco Advisers with comparable strategies. The Board also noted that the Fund’s effective fee rate was above the rate of one asset allocation fund advised by Invesco Advisers because Invesco Advisers does not charge a fee to the asset allocation fund, but does charge fees to the underlying funds in which the asset allocation fund invests.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.
  The Board also considered use of an affiliated broker to execute certain trades for the Fund and that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

34        Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Qualified Dividend Income*	60.48%
Corporate Dividends Received Deduction*	53.30%
U.S. Treasury Obligations*	6.99%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35        Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco Equity and Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco Equity and Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco Equity and Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Equity and Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-EQI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2012

Invesco Growth and Income Fund
Effective September 24, 2012, after the close of the reporting period, Invesco Van Kampen Growth and Income Fund was renamed Invesco Growth and Income Fund.
Nasdaq:
A: ACGIX ▪ B: ACGJX ▪ C: ACGKX ▪ R: ACGLX ▪ Y: ACGMX ▪ Institutional: ACGQX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Growth and Income Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
     In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2012, Invesco Growth and Income Fund underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed its style-specific benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.33%

Class B Shares	15.37

Class C Shares	14.53

Class R Shares	15.03

Class Y Shares	15.60

Institutional Class Shares	15.80

S&P 500 Index▼ (Broad Market Index)	18.00

Russell 1000 Value Index■ (Style-Specific Index)	17.30

Lipper Large-Cap Value Funds Index♦ (Peer Group Index)	14.22

Source(s): ▼Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Russell via FactSet Research Systems Inc.; ♦Lipper Inc.

How we invest
We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i. e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under-valuation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled very publicly to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade combined with the continuing eurozone debt-crisis saga to reignite global recession fears through October.
     As those negative headlines faded during the fall of 2011, signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter and into the spring of 2012. In late March, markets paused, and while company earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By May, the market went into steady decline as investors grew concerned about the real possibility of a Greek exit from the European Union and the potential collapse of the euro. Economic data and earnings in the US began to show signs of deceleration amid contagion from both European and Asian weakness.
     Toward the end of the reporting period, yet another European commitment to a lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement, along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the markets modestly higher as the reporting period ended.

Portfolio Composition
By sector

Financials	21.1%

Health Care	12.9

Consumer Staples	12.3

Consumer Discretionary	10.8

Energy	9.4

Information Technology	9.0

Industrials	8.8

Telecommunication Services	3.1

Utilities	2.8

Materials	1.0

Money Market Funds Plus Other Assets Less Liabilities	8.8

Top 10 Equity Holdings*

1.	General Electric Co.	4.4%

2.	JPMorgan Chase & Co.	4.4

3.	Microsoft Corp.	2.5

4.	Marsh & McLennan Cos., Inc.	2.5

5.	eBay Inc.	2.3

6.	Tyco International Ltd.	2.3

7.	Pfizer Inc.	2.2

8.	Vodafone Group PLC-ADR	2.1

9.	PepsiCo, Inc.	2.1

10.	Viacom Inc.-Class B	2.1

Total Net Assets	$7.0 billion

Total Number of Holdings*	74
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Growth and Income Fund

     All sectors of the Russell 1000 Value Index, the Fund’s style-specific benchmark, posted positive returns during the reporting period, with many sectors posting double-digit returns. The only exceptions were the energy and materials sectors, which posted positive single-digit performance.
     Strong stock selection within the industrials sector was the largest relative contributor to Fund performance versus the Russell 1000 Value Index. General Electric and Ingersoll-Rand were two top contributors within the sector, benefiting from late-cycle business. GE’s order growth increased on the industrial side due to demand for infrastructure upgrades. Ingersoll-Rand purchased heating and air conditioning company Trane in late 2007, and heating, ventilation and air conditioning upgrades in commercial and residential real estate have been a big boost to the company’s earnings.
     Also, strong stock selection within the consumer discretionary sector provided a boost to relative performance. Specifically, media stocks Comcast, Time Warner and Time Warner Cable were top contributors, as effective capital deployment through stock buybacks and/or dividend increases was reflected in improved financials toward the end of the reporting period.
     Strong stock selection in the materials sector was another driver of relative performance versus the style-specific benchmark. Notably, paint and glass company PPG Industries was a top contributor within this sector, as the company saw increased demand from residential home improvement and commercial real estate.
     Stock selection within the information technology, financials and health care sectors, along with an underweight position in the utilities sector versus the benchmark, also contributed to relative performance.
     The largest detractor from Fund performance during the reporting period was stock selection in the consumer staples sector. Avon Products was a clear detractor within this sector because the stock, which was not held in the Russell 1000 Value Index, performed poorly for the reporting period. The stock price experienced double-digit losses, as Avon announced in December 2011 that it would be searching for a replacement chief executive officer in 2012. Also, toward the end of the period, investors were disappointed that Avon rejected an acquisition offer from Coty (not a Fund holding). We continued to review Avon to ensure this holding met our fundamental and valuation criteria as a holding in the Fund.
     Stock selection in the energy sector also negatively affected the Fund’s relative performance. More specifically, holdings in the exploration and production and oil and gas equipment service industries were the largest detractors, as the price of oil declined during the reporting period. Notably, Hess, Anadarko Petroleum, Baker Hughes and Schlumberger performed poorly during the year, with their stock prices producing double-digit losses. We sold our positions in Hess and Schlumberger during the reporting period.
     Finally, stock selection and an underweight in telecommunication stocks versus the style-specific benchmark also hurt relative performance. Telecommunication services was the best-performing sector within the Russell 1000 Value Index. Not owning AT&T, which performed very well during the reporting period, was the main driver of underperformance versus the style-specific benchmark in this sector.
     We used currency-forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used for the purpose of hedging, not for speculative purposes or leverage. The use of currency-forward contracts had a slight positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.
     Equity markets experienced continued volatility during the reporting period. We believe that market volatility, coupled with the market correction that began in the third quarter of 2011 and continued into the second quarter of 2012, created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.
     Thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr. Laskin earned a BA in history from Swarthmore College. He also earned an MBA from the Wharton School and an MA from the Joseph H. Lauder Institute of Management and International Studies, both of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth and Income Fund. She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.
Sergio Marcheli
Portfolio manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

5 Invesco Growth and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 8/31/02
1 Sources: Invesco, Russell via FactSet Research Systems Inc.
2 Sources: Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
3 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Growth and Income Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

Class A Shares

Inception (8/1/46)		9.20%

10	Years	6.00

5	Years	-0.70

1	Year	8.98

Class B Shares

Inception (8/2/93)		8.72%

10	Years	6.31

5	Years	0.06

1	Year	10.37

Class C Shares

Inception (8/2/93)		8.27%

10	Years	5.83

5	Years	-0.30

1	Year	13.53

Class R Shares

Inception (10/1/02)		7.27%

5	Years	0.19

1	Year	15.03

Class Y Shares

Inception (10/19/04)		5.53%

5	Years	0.68

1	Year	15.60

Institutional Class Shares

10	Years	6.70%

5	Years	0.63

1	Year	15.80

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (8/1/46)		9.17%

10	Years	4.79

5	Years	-2.05

1	Year	-4.91

Class B Shares

Inception (8/2/93)		8.62%

10	Years	5.08

5	Years	-1.31

1	Year	-4.26

Class C Shares

Inception (8/2/93)		8.17%

10	Years	4.63

5	Years	-1.66

1	Year	-1.06

Class R Shares

Inception (10/1/02)		7.05%

5	Years	-1.18

1	Year	0.41

Class Y Shares

Inception (10/19/04)		5.21%

5	Years	-0.69

1	Year	0.91

Institutional Class Shares

10	Years	5.48%

5	Years	-0.76

1	Year	1.05

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco. com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.84%, 0.84%, 1.58%, 1.09%, 0.59% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Growth and Income Fund

Invesco Growth and Income Fund’s investment objective is to seek income and long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Derivatives risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging markets issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Forward-currency contract risk. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Investing in REITs risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Small- or medium-sized companies are often subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The ability of the Fund’s portfolio holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities.
The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Fund’s investments in other fixed income or debt securities generally are affected by changes in interest rates and the credit-worthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

■	Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACGIX
Class B Shares	ACGJX
Class C Shares	ACGKX
Class R Shares	ACGLX
Class Y Shares	ACGMX
Institutional Class Shares	ACGQX

8 Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2012

	Shares	Value

Common Stocks & Other Equity Interests–91.20%
Agricultural Products–1.07%
Archer-Daniels-Midland Co.	2,807,722	$75,106,563

Asset Management & Custody Banks–1.72%
Northern Trust Corp.	1,274,066	59,167,625

State Street Corp.	1,474,580	61,342,528

		120,510,153

Biotechnology–0.38%
Amgen Inc.	320,505	26,896,780

Cable & Satellite–3.98%
Comcast Corp.–Class A	4,253,462	142,618,581

Time Warner Cable Inc.	1,526,911	135,620,235

		278,238,816

Communications Equipment–0.49%
Juniper Networks, Inc.(b)	1,952,602	34,053,379

Data Processing & Outsourced Services–0.92%
Western Union Co. (The)	3,646,196	64,209,512

Department Stores–0.82%
Kohl’s Corp.	1,106,306	57,749,173

Diversified Banks–2.63%
Comerica Inc.	1,618,661	49,709,080

U.S. Bancorp	1,265,454	42,278,818

Wells Fargo & Co.	2,701,736	91,940,076

		183,927,974

Diversified Chemicals–1.04%
PPG Industries, Inc.	659,034	72,506,921

Diversified Support Services–0.78%
Cintas Corp.	1,345,169	54,371,731

Drug Retail–0.63%
Walgreen Co.	1,223,731	43,760,621

Electric Utilities–2.77%
Edison International	1,240,307	54,313,044

Entergy Corp.	578,323	39,372,230

FirstEnergy Corp.	1,181,513	51,632,118

Pinnacle West Capital Corp.	947,636	48,680,061

		193,997,453

Food Distributors–1.13%
Sysco Corp.	2,618,940	79,353,882

Health Care Equipment–1.89%
Medtronic, Inc.	3,256,238	132,398,637

Home Improvement Retail–1.37%
Home Depot, Inc. (The)	1,687,026	95,738,725

Hotels, Resorts & Cruise Lines–1.03%
Carnival Corp.	2,073,117	71,895,698

Household Products–2.48%
Energizer Holdings, Inc.	604,083	41,621,319

Procter & Gamble Co. (The)	1,965,635	132,071,015

		173,692,334

Industrial Conglomerates–6.70%
General Electric Co.	14,986,385	310,368,033

Tyco International Ltd.	2,803,509	158,061,838

		468,429,871

Industrial Machinery–1.30%
Ingersoll-Rand PLC	1,951,769	91,264,718

Insurance Brokers–3.96%
Aon PLC	1,154,443	59,984,858

Marsh & McLennan Cos., Inc.	5,074,630	173,400,107

Willis Group Holdings PLC	1,161,608	43,351,211

		276,736,176

Integrated Oil & Gas–3.82%
Chevron Corp.	1,237,394	138,786,111

Exxon Mobil Corp.	1,079,641	94,252,659

Occidental Petroleum Corp.	399,557	33,966,341

		267,005,111

Integrated Telecommunication Services–0.95%
Verizon Communications Inc.	1,549,130	66,519,642

Internet Software & Services–2.27%
eBay Inc.(b)	3,349,719	159,011,161

Investment Banking & Brokerage–1.40%
Charles Schwab Corp. (The)	5,333,956	71,955,066

Morgan Stanley	1,713,390	25,700,850

		97,655,916

Investment Companies–Exchange Traded Funds–0.41%
SPDR S&P Homebuilders ETF	1,228,800	28,987,392

IT Consulting & Other Services–1.09%
Amdocs Ltd.(b)	2,370,023	76,409,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Growth and Income Fund

	Shares	Value

Managed Health Care–2.94%
Cigna Corp.	1,183,795	$54,182,297

UnitedHealth Group Inc.	1,975,655	107,278,067

WellPoint, Inc.	738,420	44,209,205

		205,669,569

Movies & Entertainment–3.61%
Time Warner Inc.	2,563,391	106,508,896

Viacom Inc.–Class B	2,915,947	145,826,509

		252,335,405

Oil & Gas Equipment & Services–1.25%
Baker Hughes Inc.	1,114,912	50,839,987

Halliburton Co.	1,117,000	36,592,920

		87,432,907

Oil & Gas Exploration & Production–3.31%
Anadarko Petroleum Corp.	1,884,798	130,559,957

ConocoPhillips	728,420	41,366,972

Devon Energy Corp.	904,892	52,329,904

WPX Energy Inc.(b)	477,731	7,452,604

		231,709,437

Oil & Gas Storage & Transportation–1.00%
Williams Cos., Inc. (The)	2,170,535	70,043,164

Other Diversified Financial Services–6.35%
Citigroup Inc.	4,524,495	134,422,746

JPMorgan Chase & Co.	8,343,447	309,875,622

		444,298,368

Packaged Foods & Meats–2.50%
Kraft Foods Inc.–Class A	1,722,554	71,537,668

Unilever N.V.–New York Shares (Netherlands)	2,964,390	103,101,484

		174,639,152

Personal Products–1.67%
Avon Products, Inc.	7,550,239	116,651,193

Pharmaceuticals–7.66%
Bristol-Myers Squibb Co.	3,473,603	114,663,635

Eli Lilly & Co.	1,166,827	52,402,201

Hospira, Inc.(b)	598,839	20,109,014

Merck & Co., Inc.	3,382,763	145,627,947

Novartis AG (Switzerland)	698,789	41,180,598

Novartis AG–ADR (Switzerland)	121,832	7,189,306

Pfizer Inc.	6,470,658	154,389,900

		535,562,601

Property & Casualty Insurance–0.80%
Chubb Corp. (The)	761,527	56,269,230

Regional Banks–3.90%
BB&T Corp.	2,334,456	73,628,742

Fifth Third Bancorp	4,009,793	60,708,266

PNC Financial Services Group, Inc.	2,224,822	138,294,936

		272,631,944

Semiconductor Equipment–0.86%
Applied Materials, Inc.	5,126,645	59,930,480

Semiconductors–0.88%
Intel Corp.	2,494,218	61,931,433

Soft Drinks–2.82%
Coca-Cola Co. (The)	1,320,914	49,402,184

PepsiCo, Inc.	2,039,100	147,692,013

		197,094,197

Systems Software–2.50%
Microsoft Corp.	5,664,761	174,587,934

Wireless Telecommunication Services–2.12%
Vodafone Group PLC–ADR (United Kingdom)	5,134,304	148,484,072

Total Common Stocks & Other Equity Interests (Cost $5,546,571,877)		6,379,698,966

Money Market Funds–8.68%
Liquid Assets Portfolio–Institutional Class(c)	303,795,305	303,795,305

Premier Portfolio–Institutional Class(c)	303,795,305	303,795,305

Total Money Market Funds (Cost $607,590,610)		607,590,610

TOTAL INVESTMENTS–99.88% (Cost $6,154,162,487)		6,987,289,576

OTHER ASSETS LESS LIABILITIES–0.12%		8,045,691

NET ASSETS–100.00%		$6,995,335,267

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $5,546,571,877)	$6,379,698,966

Investments in affiliated money market funds, at value and cost	607,590,610

Total investments, at value (Cost $6,154,162,487)	6,987,289,576

Receivable for:
Investments sold	30,953,161

Fund shares sold	5,035,925

Dividends	16,637,504

Fund expenses absorbed	9,690

Investment for trustee deferred compensation and retirement plans	47,551

Other assets	64,315

Total assets	7,040,037,722

Liabilities:
Payable for:
Investments purchased	25,992,970

Fund shares reacquired	9,285,735

Foreign currency contracts outstanding	3,621,146

Accrued fees to affiliates	5,238,785

Accrued other operating expenses	184,752

Trustee deferred compensation and retirement plans	379,067

Total liabilities	44,702,455

Net assets applicable to shares outstanding	$6,995,335,267

Net assets consist of:
Shares of beneficial interest	$6,375,786,409

Undistributed net investment income	39,825,760

Undistributed net realized gain (loss)	(249,782,845)

Unrealized appreciation	829,505,943

$6,995,335,267

Net Assets:
Class A	$4,266,134,501

Class B	$124,930,499

Class C	$254,678,937

Class R	$147,659,333

Class Y	$1,504,586,052

Institutional Class	$697,345,945

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	208,256,766

Class B	6,141,205

Class C	12,551,720

Class R	7,206,125

Class Y	73,388,185

Institutional Class	33,974,812

Class A:
Net asset value per share	$20.48

Maximum offering price per share
(Net asset value of $20.48 divided by 94.50%)	$21.67

Class B:
Net asset value and offering price per share	$20.34

Class C:
Net asset value and offering price per share	$20.29

Class R:
Net asset value and offering price per share	$20.49

Class Y:
Net asset value and offering price per share	$20.50

Institutional Class:
Net asset value and offering price per share	$20.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $1,676,752)	$171,233,576

Dividends from affiliated money market funds	633,588

Total investment income	171,867,164

Expenses:
Advisory fees	24,517,228

Administrative services fees	702,698

Custodian fees	141,442

Distribution fees:

Class A	10,649,163

Class B	341,167

Class C	2,468,341

Class R	781,692

Transfer agent fees — A, B, C, R and Y	13,104,450

Transfer agent fees — Institutional	405,692

Trustees’ and officers’ fees and benefits	393,757

Other	928,878

Total expenses	54,434,508

Less: Fees waived and expense offset arrangement(s)	(679,204)

Net expenses	53,755,304

Net investment income	118,111,860

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $2,222,626)	90,072,230

Foreign currencies	(242,794)

Foreign currency contracts	27,901,979

Option contracts written	774,634

118,506,049

Change in net unrealized appreciation (depreciation) of:
Investment securities	762,734,282

Foreign currency contracts	(3,733,395)

759,000,887

Net realized and unrealized gain	877,506,936

Net increase in net assets resulting from operations	$995,618,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	2012	2011

Operations:
Net investment income	$118,111,860	$89,477,094

Net realized gain	118,506,049	390,544,941

Change in net unrealized appreciation	759,000,887	329,001,327

Net increase in net assets resulting from operations	995,618,796	809,023,362

Distributions to shareholders from net investment income:
Class A	(59,605,705)	(49,752,247)

Class B	(2,152,331)	(2,289,778)

Class C	(1,777,886)	(994,066)

Class R	(1,802,136)	(1,231,024)

Class Y	(25,675,865)	(20,659,588)

Institutional Class	(8,285,467)	(2,010,774)

Total distributions from net investment income	(99,299,390)	(76,937,477)

Share transactions–net:
Class A	(444,348,164)	(497,901,045)

Class B	(67,147,189)	(91,521,932)

Class C	(36,595,581)	(44,889,378)

Class R	(19,883,547)	11,454,379

Class Y	(243,908,937)	198,824,176

Institutional Class	329,867,182	279,255,628

Net increase (decrease) in net assets resulting from share transactions	(482,016,236)	(144,778,172)

Net increase in net assets	414,303,170	587,307,713

Net assets:
Beginning of year	6,581,032,097	5,993,724,384

End of year (includes undistributed net investment income of $39,825,760 and $20,820,280, respectively)	$6,995,335,267	$6,581,032,097

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Growth and Income Fund, formerly Invesco Van Kampen Growth and Income Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek income and long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

13        Invesco Growth and Income Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

14        Invesco Growth and Income Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

15        Invesco Growth and Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.88%, 1.63%, 1.63%, 1.13%, 0.63% and 0.63% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2012, the Adviser waived advisory fees of $673,495.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended August 31, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $299,826 in front-end sales commissions from the sale of Class A shares and $2,107, $125,158 and $10,034 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16        Invesco Growth and Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$6,987,289,576	$—	$—	$6,987,289,576

Foreign Currency Contracts*	—	(3,621,146)	—	(3,621,146)

Total Investments	$6,987,289,576	$(3,621,146)	$—	$6,983,668,430

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$—	$(3,621,146)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended August 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Option	Foreign Currency
	Contracts	Contracts*

Realized Gain
Currency risk	$—	$27,901,979

Equity risk	774,634	—

Change in Unrealized Appreciation (Depreciation)
Currency risk	$—	$(3,733,395)

Total	$774,634	$24,168,584

*	The average notional value of foreign currency contracts and options outstanding during the period was $274,271,737 and $9,877,000, respectively.

17        Invesco Growth and Income Fund

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

09/20/2012	Bank of New York	CHF	19,737,171	USD	20,185,699	$20,684,408	$(498,709)

09/20/2012	Bank of New York	EUR	56,808,998	USD	69,740,998	71,481,815	(1,740,817)

09/20/2012	State Street	GBP	66,691,203	USD	104,498,446	105,880,066	(1,381,620)

						198,046,289	$(3,621,146)

Currency Abbreviations:

CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Beginning of period	—	$—

Written	9,877	774,634

Expired	(9,877)	(774,634)

End of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2012, the Fund engaged in securities purchases of $757,894 and securities sales of $6,514,583, which resulted in net realized gains of $2,222,626.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,709.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Growth and Income Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$99,299,390	$76,937,477

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$38,832,231

Net unrealized appreciation — investments	827,414,400

Net unrealized appreciation (depreciation) — other investments	1,366,250

Temporary book/tax differences	(372,721)

Post-October deferrals	(45,389,760)

Capital loss carryforward	(202,301,542)

Shares of beneficial interest	6,375,786,409

Total net assets	$6,995,335,267

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $154,774,475 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2016	$7,384,165	$—	$7,384,165

August 31, 2017	194,917,377	—	194,917,377

	$202,301,542	$—	$202,301,542

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $1,612,362,184 and $2,294,642,557, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$998,907,458

Aggregate unrealized (depreciation) of investment securities	(171,493,058)

Net unrealized appreciation of investment securities	$827,414,400

Cost of investments for tax purposes is $6,159,875,176.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, litigation settlements and proxy costs, on August 31, 2012, undistributed net investment income was increased by $193,010, undistributed net realized gain (loss) was increased by $22,251 and shares of beneficial interest was decreased by $215,261. This reclassification had no effect on the net assets of the Fund.

19        Invesco Growth and Income Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	39,465,171	$726,104,891	36,245,786	$693,700,987

Class B	85,550	1,608,658	438,546	8,100,844

Class C	780,206	14,906,715	1,063,972	20,372,767

Class R	2,320,089	43,705,629	2,659,405	51,394,097

Class Y	23,801,882	455,243,761	35,839,552	683,384,836

Institutional Class	21,780,068	422,884,733	17,685,144	338,759,065

Issued as reinvestment of dividends:
Class A	2,974,507	56,098,194	2,499,969	46,491,378

Class B	107,992	2,014,736	115,560	2,128,328

Class C	85,105	1,588,011	48,175	883,466

Class R	95,400	1,800,651	65,955	1,229,378

Class Y	1,308,768	24,683,678	1,043,596	19,488,200

Institutional Class	432,771	8,285,259	105,285	2,010,645

Automatic conversion of Class B shares to Class A shares:
Class A	2,221,123	41,945,772	3,922,878	76,286,897

Class B	(2,219,631)	(41,945,772)	(3,952,448)	(76,286,897)

Issued in connection with acquisitions:(b)
Class A	—	—	2,699,773	54,844,342

Class B	—	—	1,176,109	23,721,474

Class C	—	—	191,857	3,863,281

Class Y	—	—	3,646,445	74,111,693

Reacquired:
Class A	(66,777,435)	(1,268,497,021)	(71,652,843)	(1,369,224,649)

Class B	(1,513,340)	(28,824,811)	(2,608,096)	(49,185,681)

Class C	(2,806,866)	(53,090,307)	(3,720,137)	(70,008,892)

Class R	(3,393,141)	(65,389,827)	(2,146,765)	(41,169,096)

Class Y	(37,428,967)	(723,836,376)	(29,884,311)	(578,160,553)

Institutional Class	(5,265,183)	(101,302,810)	(3,366,863)	(61,514,082)

Net increase (decrease) in share activity	(23,945,931)	$(482,016,236)	(7,883,456)	$(144,778,172)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 26% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net asset of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 7,714,184 shares of the Fund for 3,780,748 shares outstanding of Invesco Fundamental Value Fund and 10,106,294 shares outstanding of Invesco Large Cap Relative Value Fund as of the close of business on May 20, 2011. Invesco Fundamental Value Fund’s net assets at that date of $42,883,547 including $7,514,659 of unrealized appreciation and Invesco Large Cap Relative Value Fund’s net assets at that date of $113,657,243 including $3,426,387 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $7,418,140,055. The net assets of the Fund immediately after the acquisition were $7,574,680,845.

20        Invesco Growth and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/12	$18.01	$0.32	$2.42	$2.74	$(0.27)	$—	$(0.27)	$20.48	15.33	%(c)	$4,266,135	0.83	%(d)	0.84	%(d)	1.66	%(d)	25%
Year ended 08/31/11	16.06	0.24	1.91	2.15	(0.20)	—	(0.20)	18.01	13.37	(c)	4,149,537	0.83		0.84		1.23		23
Nine months ended 08/31/10	17.19	0.18	(1.13)	(0.95)	(0.18)	—	(0.18)	16.06	(5.60	)(c)	4,122,779	0.74	(e)	0.74	(e)	1.36	(e)	23
Year ended 11/30/09	13.87	0.23	3.34	3.57	(0.25)	—	(0.25)	17.19	26.24	(f)	4,496,159	0.88		0.88		1.58		51
Year ended 11/30/08	22.72	0.33	(7.86)	(7.53)	(0.37)	(0.95)	(1.32)	13.87	(35.05	)(f)	4,416,052	0.79		0.79		1.78		42
Year ended 11/30/07	22.62	0.36	1.21	1.57	(0.39)	(1.08)	(1.47)	22.72	7.26	(f)	7,793,361	0.77		0.77		1.58		26

Class B
Year ended 08/31/12	17.88	0.31	2.41	2.72	(0.26)	—	(0.26)	20.34	15.37	(c)(g)	124,930	0.81	(d)(g)	0.82	(d)(g)	1.68	(d)(g)	25
Year ended 08/31/11	15.93	0.23	1.90	2.13	(0.18)	—	(0.18)	17.88	13.36	(c)(g)	173,129	0.83	(g)	0.84	(g)	1.23	(g)	23
Nine months ended 08/31/10	17.05	0.16	(1.12)	(0.96)	(0.16)	—	(0.16)	15.93	(5.69	)(c)(g)	231,193	0.89	(e)(g)	0.89	(e)(g)	1.21	(e)(g)	23
Year ended 11/30/09	13.76	0.22	3.32	3.54	(0.25)	—	(0.25)	17.05	26.32	(h)(i)	320,577	0.89	(i)	0.89	(i)	1.59	(i)	51
Year ended 11/30/08	22.57	0.32	(7.81)	(7.49)	(0.37)	(0.95)	(1.32)	13.76	(35.09	)(h)(i)	365,277	0.84	(i)	0.84	(i)	1.72	(i)	42
Year ended 11/30/07	22.47	0.34	1.20	1.54	(0.36)	(1.08)	(1.44)	22.57	7.18	(h)(i)	777,590	0.85	(i)	0.85	(i)	1.50	(i)	26

Class C
Year ended 08/31/12	17.84	0.18	2.40	2.58	(0.13)	—	(0.13)	20.29	14.53	(c)(j)	254,679	1.55	(d)(j)	1.56	(d)(j)	0.94	(d)(j)	25
Year ended 08/31/11	15.91	0.09	1.90	1.99	(0.06)	—	(0.06)	17.84	12.52	(c)(j)	258,606	1.57	(j)	1.58	(j)	0.49	(j)	23
Nine months ended 08/31/10	17.03	0.08	(1.12)	(1.04)	(0.08)	—	(0.08)	15.91	(6.13	)(c)	269,051	1.49	(e)	1.49	(e)	0.61	(e)	23
Year ended 11/30/09	13.74	0.12	3.32	3.44	(0.15)	—	(0.15)	17.03	25.36	(i)(k)	316,283	1.62	(i)	1.62	(i)	0.84	(i)	51
Year ended 11/30/08	22.53	0.20	(7.81)	(7.61)	(0.23)	(0.95)	(1.18)	13.74	(35.54	)(i)(k)	301,306	1.51	(i)	1.51	(i)	1.06	(i)	42
Year ended 11/30/07	22.43	0.20	1.21	1.41	(0.23)	(1.08)	(1.31)	22.53	6.53	(i)(k)	591,037	1.48	(i)	1.48	(i)	0.87	(i)	26

Class R
Year ended 08/31/12	18.02	0.27	2.42	2.69	(0.22)	—	(0.22)	20.49	15.03	(c)	147,659	1.08	(d)	1.09	(d)	1.41	(d)	25
Year ended 08/31/11	16.07	0.19	1.92	2.11	(0.16)	—	(0.16)	18.02	13.08	(c)	147,453	1.08		1.09		0.98		23
Nine months ended 08/31/10	17.19	0.14	(1.11)	(0.97)	(0.15)	—	(0.15)	16.07	(5.72	)(c)	122,188	0.99	(e)	0.99	(e)	1.11	(e)	23
Year ended 11/30/09	13.87	0.18	3.35	3.53	(0.21)	—	(0.21)	17.19	26.00	(l)	107,371	1.13		1.13		1.29		51
Year ended 11/30/08	22.73	0.29	(7.88)	(7.59)	(0.32)	(0.95)	(1.27)	13.87	(35.25	)(l)	78,522	1.04		1.04		1.53		42
Year ended 11/30/07	22.62	0.30	1.22	1.52	(0.33)	(1.08)	(1.41)	22.73	7.03	(l)	140,227	1.02		1.02		1.33		26

Class Y
Year ended 08/31/12	18.03	0.36	2.42	2.78	(0.31)	—	(0.31)	20.50	15.60	(c)	1,504,586	0.58	(d)	0.59	(d)	1.91	(d)	25
Year ended 08/31/11	16.08	0.28	1.92	2.20	(0.25)	—	(0.25)	18.03	13.64	(c)	1,544,968	0.58		0.59		1.48		23
Nine months ended 08/31/10	17.21	0.21	(1.13)	(0.92)	(0.21)	—	(0.21)	16.08	(5.41	)(c)	1,206,652	0.49	(e)	0.49	(e)	1.61	(e)	23
Year ended 11/30/09	13.88	0.26	3.35	3.61	(0.28)	—	(0.28)	17.21	26.60	(m)	1,095,692	0.63		0.63		1.81		51
Year ended 11/30/08	22.74	0.38	(7.87)	(7.49)	(0.42)	(0.95)	(1.37)	13.88	(34.90	)(m)	844,058	0.54		0.54		2.04		42
Year ended 11/30/07	22.63	0.41	1.23	1.64	(0.45)	(1.08)	(1.53)	22.74	7.57	(m)	1,185,286	0.52		0.52		1.83		26

Institutional Class
Year ended 08/31/12	18.05	0.39	2.43	2.82	(0.34)	—	(0.34)	20.53	15.80	(c)	697,346	0.46	(d)	0.47	(d)	2.03	(d)	25
Year ended 08/31/11	16.08	0.32	1.92	2.24	(0.27)	—	(0.27)	18.05	13.87	(c)	307,338	0.39		0.40		1.67		23
Nine months ended 08/31/10(n)	16.48	0.05	(0.39)	(0.34)	(0.06)	—	(0.06)	16.08	(2.05	)(c)	41,861	0.45	(e)	0.45	(e)	1.31	(e)	23

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,263,076, $147,339, $253,985, $156,338, $1,576,489 and $500,553 for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23%, 0.25% and 0.40% for the years ended August 31, 2012 and 2011 and nine months ended August 31, 2010, respectively.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the years ended August 31, 2012 and 2011, respectively.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(m)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(n)	Commencement date of June 1, 2010.

21        Invesco Growth and Income Fund

NOTE 14—Subsequent Event

Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares.

22        Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Growth and Income Fund, (formerly known as Invesco Van Kampen Growth and Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the nine month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended November 30, 2009 and prior were audited by other independent auditors whose report dated January 22, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 23, 2012
Houston, Texas

23        Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2]	(08/31/12)	Period[2]	Ratio
A	$1,000.00	$1,039.30	$4.20	$1,021.01	$4.17	0.82%

B	1,000.00	1,039.60	4.20	1,021.01	4.17	0.82

C	1,000.00	1,035.50	8.03	1,017.24	7.96	1.57

R	1,000.00	1,038.60	5.48	1,019.76	5.43	1.07

Y	1,000.00	1,041.10	2.92	1,022.27	2.90	0.57

Institutional	1,000.00	1,041.70	2.41	1,022.77	2.39	0.47

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24        Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts (Formerly Known as Invesco Van Kampen Growth and Income Fund)

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Growth and Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Value Funds Index. The Board noted that

25        Invesco Growth and Income Fund

performance of Class A shares of the Fund was in the third quintile of the performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one mutual fund advised by Invesco Advisers and below the total account level fee of two mutual funds sub-advised by Invesco Advisers with comparable investment strategies.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.
  The Board also considered use of an affiliated broker to execute certain trades for the Fund and that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

26        Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco Growth and Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco Growth and Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco Growth and Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Growth and Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-GRI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders                              August 31, 2012

Invesco Pennsylvania Tax Free Income Fund
Effective September 24, 2012, after the close of the reporting period,
Invesco Van Kampen Pennsylvania Tax Free Income Fund was renamed
Invesco Pennsylvania Tax Free Income Fund.
Nasdaq:
A: VKMPX ▪ B: VKPAX ▪ C: VKPCX ▪ Y: VKPYX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
      For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
      Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
      Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Pennsylvania Tax Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
     In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Pennsylvania Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
Invesco Pennsylvania Tax Free Income Fund posted positive returns for the fiscal year ended August 31, 2012. The Fund at net asset value outperformed its broad market benchmark, the Barclays Municipal Bond Index, and its style-specific benchmark, the Barclays Pennsylvania Municipal Index. The Fund’s significant overweight exposure to longer dated securities was a main contributor to relative performance versus the Barclays Pennsylvania Municipal Index for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.04%

Class B Shares	12.22

Class C Shares	11.19

Class Y Shares	12.37

Barclays Municipal Bond Index▼(Broad Market Index)	8.78

Barclays Pennsylvania Municipal Index▪ (Style-Specific Index)	9.01

Source(s): ▼Lipper Inc.; ▪Barclays via FactSet Research Systems Inc.

How we invest
Our investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium and lower grade municipal securities.
      Though we seek to invest primarily in medium grade and lower grade securities, at times conditions in the Pennsylvania municipal market may be such that we elect to invest in higher grade securities. Generally, and depending on market conditions, higher grade municipal securities may better protect NAV against declines, but may produce lower yields than lower rated municipal securities, since yields on higher grade securities are usually lower than yields on medium grade or lower grade securities. As a result, we may not invest in the highest-yielding Pennsylvania municipal securities permitted by our investment policies if we determine that they may subject the Fund to undue risk.
      The Fund’s investment in medium grade and lower grade securities involves special risks as compared to investing in higher grade securities. Lower grade securities are commonly referred to as junk bonds. We do not purchase securities that are in default or rated in categories lower than B- by Standard & Poor’s or B3 by Moody’s Investors Service, Inc. or unrated securities of comparable quality.† Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.

Portfolio Composition
By security type

Revenue Bonds	91.6%

General Obligation Bonds	6.1

Pre-refunded Bonds	2.3

Total Net Assets	$151.9 million

Total Number of Holdings	129
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Top 10 Fixed Income Issuers

1.	Pennsylvania (State of) Turnpike Commission	4.7%

2.	Philadelphia (City of)	3.8

3.	Puerto Rico Sales Tax Financing Corp.	3.6

4.	Delaware Valley Regional Financial Authority	3.5

5.	Pennsylvania (State of)
	Higher Educational Facilities Authority	3.4

6.	Susquehanna Area Regional
	Airport Authority	3.2

7.	Philadelphia (City of) Municipal Authority	2.9

8.	Puerto Rico (Commonwealth of) Electric Power Authority	2.5

9.	Westmoreland (County of)
	Industrial Development Authority	2.3

10.	Allegheny (County of) Higher Education Building Authority	1.8

      We actively manage the Fund’s portfolio and adjust its average maturity based on our expectations about the direction of interest rates and other economic factors. We select securities that we believe offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, we use our research capabilities to assess potential investments and consider a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks.
      Portfolio securities are typically sold when our assessment of any of these factors materially changes.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled very publicly to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade combined with the continuing eurozone debt crisis to reignite global recession fears through October.
      As those negative headlines faded during the fall of 2011, signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter and into the spring of 2012. In late March, markets paused, and while company earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By May, the market went into steady decline as investors grew concerned about the real possibility of a Greek exit from the European Union and the potential collapse of the euro. Economic data and earnings in the US began to show signs of deceleration amid contagion from both European and Asian weakness.
      Toward the end of the reporting period, yet another European commitment to a lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement, along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the markets modestly higher as the reporting period ended.

4	Invesco Pennsylvania Tax Free Income Fund

     Historically, the state of Pennsylvania has had a record of good financial management and balanced budgets. However, with the slowdown in the economy, the state has faced significant challenges. While Pennsylvania has experienced a slower-than-expected recovery from the previous recession, it has had some pockets of job creation. The state plans to issue more debt than it retires in the coming years to help stimulate additional growth. We will continue to monitor the financial metrics to ensure debt burdens do not expand at a rapid pace; at the close of the reporting period, the state’s debt profile was lower than those of many other states. Like most other states, Pennsylvania’s growing unfunded pension liabilities are a concern and funding costs are consuming a larger part of the budget. The state has responded with budget cuts and over the past two years has grown its general fund balance. State gross domestic product was stagnant during fiscal year 2010 but grew in fiscal year 2011.
     During the 12 months covered by this report, municipal bond mutual funds experienced almost $51 billion in net inflows.1 Municipal credit fundamentals continued to strengthen, and as 2011 came to a close, most of the uncertainty from a handful of troubled municipal credits was largely in the rearview mirror. In line with the drop exhibited in previous years, 2011 defaults were muted and lower than 2010’s.
     As we approached the end of the reporting period, news spread that a handful of municipalities were experiencing financial difficulties. While these stories made headlines, the actual effect of these bankruptcy filings was isolated and 2012 default trends continued their decline from 2011 levels. It is also important to note that we saw a substantial decline in the number of defaults in the pipeline, with fewer first-time missed payments by municipal issuers signaling that municipalities have made the necessary adjustments to their financial situations.
     During the reporting period, lower rated tax-exempt bonds experienced greater price appreciation than their higher rated counterparts. Strong security selection among unrated bonds was a main contributor to Fund performance for the reporting period. Overweight exposure to – and favorable security selection in – lower rated bonds also contributed to Fund returns.
     In terms of yield curve positioning, our exposure to longer dated debt securities was a main contributor to positive Fund performance relative to the Barclays Pennsylvania Municipal Index. The Fund’s exposure to the 15- to 20-year part of the yield curve and the long end (20+ years) of the yield curve added to relative returns as municipal yields approached all-time lows during the reporting period.2 Some of our yield curve and duration positioning was obtained through the use of tender option bonds. Tender option bonds are instruments that have an inverse relationship to a referenced interest rate. Tender option bonds can be a more efficient way to manage duration, yield curve exposure and credit exposure. Also, they potentially can enhance yield.
     At the sector level, our overweight exposure to special tax, education and hospital bonds contributed to returns for the reporting period. Our relative underweight exposure to state government obligation bonds detracted from returns.
     During the reporting period, leverage made a positive contribution to the performance of the Fund. The Fund achieved a leveraged position through the use of tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.
     Thank you for investing in Invesco Pennsylvania Tax Free Income Fund and for sharing our long-term investment horizon.

†	A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; or moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

1	Source: Morningstar

2	Source: Bond Buyer
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.
Julius Williams
Portfolio manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.
Robert Wimmel
Portfolio manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5	Invesco Pennsylvania Tax Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 8/31/02*

1	Source: Barclays via FactSet Research Systems Inc.
2	Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before-tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	State-specific risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not limit its investments to such issuers.

About indexes used in this report
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays Pennsylvania Municipal Index is an unmanaged index considered representative of Pennsylvania investment-grade municipal bonds.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6	Invesco Pennsylvania Tax Free Income Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

				After Taxes
				on Distributions
		Before	After Taxes on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (5/1/87)		6.01%	6.00%	5.96%

10	Years	3.79	3.77	3.82

5	Years	4.22	4.21	4.22

1	Year	6.72	6.72	5.81

Class B Shares

Inception (5/3/93)		4.47%	4.46%	4.46%

10	Years	3.77	3.75	3.75

5	Years	4.68	4.67	4.58

1	Year	7.22	7.22	6.21

Class C Shares

Inception (8/13/93)		3.90%	3.89%	3.90%

10	Years	3.56	3.54	3.54

5	Years	4.47	4.46	4.34

1	Year	10.19	10.19	7.86

Class Y Shares

10	Years	4.37%	4.35%	4.34%

5	Years	5.39	5.38	5.25

1	Year	12.37	12.37	9.65

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
				on Distributions
		Before	After Taxes on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (5/1/87)		5.97%	5.95%	5.92%

10	Years	3.83	3.81	3.86

5	Years	3.37	3.36	3.48

1	Year	7.07	7.07	6.06

Class B Shares

Inception (5/3/93)		4.40%	4.39%	4.40%

10	Years	3.79	3.77	3.78

5	Years	3.77	3.76	3.79

1	Year	7.56	7.56	6.45

Class C Shares

Inception (8/13/93)		3.83%	3.82%	3.84%

10	Years	3.58	3.56	3.56

5	Years	3.59	3.59	3.59

1	Year	10.52	10.52	8.10

Class Y Shares

10	Years	4.40%	4.37%	4.38%

5	Years	4.50	4.49	4.47

1	Year	12.71	12.71	9.89

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Van Kampen Pennsylvania Tax Free Income Fund (renamed Invesco Pennsylvania Tax Free Income Fund). Share class returns will differ from the predecessor fund because of different expenses.
     Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.
Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.02%, 1.02%, 1.77% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0%
at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7	Invesco Pennsylvania Tax Free Income Fund

Invesco Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Alternative minimum tax risk. The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax. Since some investors may have to pay tax on a Fund distribution of this income, the Fund may not be a suitable investment for them.

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The credit quality of non-investment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incident of default than higher-grade securities. The Fund may incur higher expenses to protect the
Fund’s interest in such securities. The credit risks and market prices of medium- and lower-grade securities, especially those with longer maturities or those that do not make regular interest payment, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher-grade securities.

■	Derivatives risk. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. The interest rates on these treasury futures generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. To the extent that the Adviser invests in higher-grade securities at times, the amount of current income from such securities may be lower than the income from medium- and lower-grade securities.

■	Inverse floating rate municipal obligations risk. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds
(RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds or pay-in-kind securities often fluctuate more in price than traditional debt securities.

■	Municipal securities risk. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that adversely affect the current federal or state tax status of municipal securities.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKMPX
Class B Shares	VKPAX
Class C Shares	VKPCX
Class Y Shares	VKPYX

8	Invesco Pennsylvania Tax Free Income Fund

Schedule of Investments

August 31, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–100.75%
Pennsylvania–88.82%
Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/35	$1,000	$1,070,261

Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS–AMBAC)(a)	5.50%	03/01/20	1,750	2,013,865

Series 2011 A, University RB	5.50%	03/01/31	550	633,985

Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB	6.00%	10/15/38	1,000	1,062,940

Allegheny (County of) Hospital Development Authority (Ohio Valley General Hospital); Series 2005 A, RB	5.00%	04/01/25	1,600	1,586,672

Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/39	1,250	1,409,825

Allegheny (County of) Industrial Development Authority (AFCO Cargo PIT, LLC); Series 1999, Cargo Facilities Lease RB(b)	6.63%	09/01/24	885	809,403

Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/26	980	981,754

Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/23	1,220	1,258,881

Allegheny (County of) Residential Finance Authority; Series 2006 TT, Single Family Mortgage RB (CEP–GNMA)(b)	5.00%	05/01/35	1,095	1,135,154

Allegheny (County of); Series 2008 C 61, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	12/01/33	500	551,040

Allegheny Valley Joint School District; Series 2004 A, Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	11/01/28	1,500	1,569,015

Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 A, Ref. RB	2.15%	03/01/17	700	703,416

Beaver (County of); Series 2009, Unlimited Tax GO Notes (INS–AGM)(a)	5.55%	11/15/31	1,390	1,556,661

Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB(b)	6.13%	11/01/34	470	472,223

Berks (County of) Municipal Authority (Albright College); Series 2004, RB	5.50%	10/01/18	1,895	1,917,058

Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/40	1,000	1,102,660

Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	01/15/26	1,000	1,149,500

Bucks (County of) Industrial Development Authority (Ann’s Choice, Inc. Facility);
Series 2005 A, Retirement Community RB	6.13%	01/01/25	1,500	1,520,910

Series 2005 A, Retirement Community RB	5.90%	01/01/27	1,000	1,000,670

Bucks (County of) Industrial Development Authority (Lutheran Community Telford Center); Series 2007, RB	5.75%	01/01/37	2,000	2,021,180

Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/41	1,100	1,249,149

Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2009, RB (INS–AGC)(a)	6.13%	11/15/39	1,000	1,054,230

Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 2006, Ref. First Mortgage RB	5.25%	12/01/15	500	527,495

Series 2006, Ref. First Mortgage RB	5.75%	12/01/22	900	946,386

Clairton (City of) Municipal Authority; Series 2012 B, RB	5.00%	12/01/42	1,000	1,022,150

Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/40	870	921,695

Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/39	750	837,090

Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB	5.00%	01/01/36	1,000	1,026,160

Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/28	1,000	1,084,280

Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A, Health System RB	6.00%	06/01/36	2,215	2,506,095

Dauphin (County of) General Authority (Riverfront Office); Series 1998, Office & Parking RB	6.00%	01/01/25	1,105	1,106,702

Delaware (County of) Authority (Cabrini College); Series 1999, College RB (INS–Radian)(a)	5.75%	07/01/23	220	220,246

Delaware (County of) Authority (Neumann College); Series 2008, College RB	6.25%	10/01/38	200	216,668

Delaware (County of) Industrial Development Authority (Aqua Pennsylvania, Inc.); Series 2005 A, Water Facilities RB (INS–NATL)(a)(b)	5.00%	11/01/38	1,500	1,561,110

Delaware (County of) Industrial Development Authority (Philadelphia Suburban Water); Series 2001, Water Facilities RB (INS–AMBAC)(a)(b)	5.35%	10/01/31	2,500	2,503,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Pennsylvania Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/40	$1,000	$1,100,650

Delaware Valley Regional Financial Authority;
Series 2002, RB	5.75%	07/01/17	3,535	4,128,527

Series 2002, RB	5.75%	07/01/32	1,000	1,248,230

Erie (City of) Higher Education Building Authority (Mercyhurst College);
Series 2004 B, Ref. College RB	5.00%	03/15/23	1,000	1,026,550

Series 2008, College RB	5.50%	03/15/38	500	537,515

Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/42	1,000	1,082,890

Geisinger Authority;
Series 2005 A, VRD Health System RB(c)	0.14%	05/15/35	1,000	1,000,000

Series 2011 A 1, Health System RB	5.13%	06/01/41	500	561,360

Greensburg Salem School District; Series 2002, Ref. Unlimited Tax GO Bonds(d)(e)	5.38%	09/15/12	1,415	1,417,858

Lancaster (County of) Hospital Authority (Brethren Village); Series 2008 A, RB	6.50%	07/01/40	350	375,680

Lancaster (County of) Hospital Authority (Lancaster General Hospital); Series 2012, Health System RB	5.00%	07/01/42	1,000	1,095,560

Lancaster (County of) Hospital Authority (St. Anne’s Home for the Aged, Inc.); Series 1999, Health Center RB	6.60%	04/01/24	1,000	1,001,350

Lehigh (County of) General Purpose Authority (KidsPeace Obligated Group); Series 1998, RB	6.00%	11/01/23	1,760	862,400

Lehigh (County of) General Purpose Authority (St. Luke’s Bethlehem); Series 2003, Hospital RB(d)(e)	5.25%	08/15/13	980	1,027,128

Lehigh (County of) Industrial Development Authority (Lifepath, Inc.); Series 1998, Health Facility RB	6.30%	06/01/28	1,085	1,055,347

Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/30	750	839,348

Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/39	1,250	1,375,275

Monroe (County of) Hospital Authority (Pocono Medical Center);
Series 2003, RB(d)(e)	6.00%	01/01/14	1,000	1,076,140

Series 2007, RB	5.13%	01/01/37	1,500	1,555,260

Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB	5.00%	06/01/31	1,000	1,130,450

Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2012, Ref. RB	5.00%	11/15/28	900	976,653

Series 2009 A-1, RB	6.25%	11/15/29	1,000	1,160,270

Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/30	1,500	1,684,530

Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB	7.00%	02/01/36	500	533,730

Montgomery (County of) Industrial Development Authority (Whitemarsh Continuing Care); Series 2005, Mortgage RB	6.13%	02/01/28	1,100	1,121,769

Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB	5.50%	11/15/33	1,000	1,155,050

Northampton (County of) General Purpose Authority (St. Luke’s Hospital);
Series 2008 A, Hospital RB	5.50%	08/15/35	1,000	1,067,040

Series 2010 C, Hospital RB(d)(f)	4.50%	08/15/16	1,000	1,092,940

Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/34	500	561,245

Pennsylvania (State of) Economic Development Financing Authority (Allegheny Energy Supply Co.); Series 2009, RB	7.00%	07/15/39	1,830	2,191,315

Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/32	1,000	1,146,160

Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2005 A, Solid Waste Disposal RB(b)	5.10%	10/01/27	1,300	1,372,332

Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation); Series 2010, RB	6.00%	07/01/43	500	563,785

Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/42	700	754,628

Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University);
Series 2010 A, RB	5.00%	11/01/34	500	555,290

Series 2010 A, RB	5.00%	11/01/40	500	551,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Pennsylvania Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University);
Series 2002, RB	5.50%	01/01/19	$355	$359,856

Series 2002, RB	5.38%	01/01/25	645	652,095

Pennsylvania (State of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania); Series 2005 C, RB(g)	5.00%	07/15/38	4,700	5,132,212

Pennsylvania (State of) Higher Educational Facilities Authority (University of Pennsylvania Health System); Series 2012 A, RB	5.00%	08/15/42	320	355,360

Pennsylvania (State of) Higher Educational Facilities Authority (University Properties, Inc.); Series 2010, Student Housing RB	5.00%	07/01/42	1,000	1,041,420

Pennsylvania (State of) Turnpike Commission;
Series 2008 B-1, Sub. RB	5.50%	06/01/33	1,000	1,117,360

Series 2009 C, Sub. Conv. CAB RB (INS–AGM)(a)(h)	0.00%	06/01/33	2,000	2,073,420

Series 2009 E, Sub. Conv. CAB RB(h)	0.00%	12/01/38	1,435	1,353,105

Series 2010 A 1, Motor License Fund Special RB	5.00%	12/01/38	500	554,215

Series 2010 A-2, Motor License Fund Special Conv. CAB RB(h)	0.00%	12/01/34	1,000	960,280

Series 2010 B 2, Conv. CAB RB(h)	0.00%	12/01/30	625	599,819

Series 2010 B 2, Conv. CAB RB(h)	0.00%	12/01/35	500	470,105

Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Children’s Hospital of Philadelphia); Series 2011, RB	5.00%	07/01/41	570	631,942

Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB	5.00%	05/15/40	1,500	1,643,835

Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/37	1,235	1,200,642

Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/35	700	789,866

Philadelphia (City of) Industrial Development Authority (NewCourtland Elder Services); Series 2003, VRD RB (LOC–PNC Bank, N.A.)(c)(i)	0.18%	03/01/27	335	335,000

Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/41	750	817,515

Philadelphia (City of) Industrial Development Authority (Please Touch Museum); Series 2006, RB	5.25%	09/01/31	1,250	1,172,838

Philadelphia (City of) Industrial Development Authority; Series 1990, Commercial Development RB(b)	7.75%	12/01/17	2,505	2,509,033

Philadelphia (City of) Municipal Authority (Municipal Services Building Lease); Series 1990, CAB RB (INS–AGM)(a)(h)	0.00%	03/15/13	4,400	4,385,040

Philadelphia (City of);
Ninth Series 2010, Gas Works RB	5.25%	08/01/40	1,500	1,606,650

Series 2005 A, Airport RB (INS–NATL)(a)(b)	5.00%	06/15/25	1,000	1,039,390

Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	08/01/24	1,000	1,159,960

Series 2010 C, Water & Wastewater RB (INS–AGM)(a)	5.00%	08/01/35	1,250	1,409,488

Series 2011, Unlimited Tax GO Bonds	6.00%	08/01/36	500	590,120

Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(a)	5.13%	09/01/23	1,500	1,717,950

Philidelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/42	1,000	1,095,800

Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/31	1,000	1,129,080

Radnor Township School District; Series 2005 B, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	02/15/35	1,000	1,093,970

State Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS–AGC)(a)	5.00%	11/15/33	1,000	1,098,630

Susquehanna Area Regional Airport Authority;
Series 2003 A, Airport System RB (INS–AMBAC)(a)(b)	5.50%	01/01/19	2,500	2,508,875

Series 2003 D, Sub. Airport System RB	5.38%	01/01/18	2,340	2,350,670

Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/41	1,000	1,195,310

Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/30	500	561,045

Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB(f)	5.45%	07/01/35	1,430	1,466,479

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Pennsylvania Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Westmoreland (County of) Industrial Development Authority (Redstone Presbyterian Senior Care Obligated Group);
Series 2005 A, Retirement Community RB	5.75%	01/01/26	$2,500	$2,576,450

Series 2005 A, Retirement Community RB	5.88%	01/01/32	900	921,753

Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/40	850	942,081

				134,914,538

Puerto Rico–7.60%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, Sr. Lien RB	6.00%	07/01/38	1,000	1,065,840

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, RB	5.50%	07/01/21	1,000	1,108,550

Series 2008 WW, RB	5.25%	07/01/33	1,500	1,578,675

Series 2010 XX, RB	5.75%	07/01/36	1,000	1,096,550

Puerto Rico (Commonwealth of) Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System); Series 2012, Ref. RB	5.13%	04/01/32	500	509,265

Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS–AMBAC)(a)	5.50%	07/01/27	600	675,858

Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010, Conv. CAB RB(h)	0.00%	08/01/33	1,065	915,314

First Subseries 2010 A, CAB RB(h)	0.00%	08/01/34	3,500	1,055,495

First Subseries 2010 A, CAB RB(h)	0.00%	08/01/35	5,000	1,405,800

First Subseries 2010 A, RB	5.38%	08/01/39	470	503,163

Series 2011 C, RB	5.00%	08/01/40	1,500	1,626,150

				11,540,660

Guam–2.46%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.75%	12/01/34	1,250	1,405,225

Guam (Territory of) Power Authority; Series 2010 A, RB	5.50%	10/01/40	410	429,163

Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	1,000	1,027,430

Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	785	873,548

				3,735,366

Virgin Islands–1.87%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	750	883,523

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	500	546,320

Virgin Islands (Government of) Water & Power Authority; Series 2007 A, Electric System RB	5.00%	07/01/25	1,335	1,409,893

				2,839,736

TOTAL INVESTMENTS(j)–100.75% (Cost $141,979,242)				153,030,300

FLOATING RATE NOTE OBLIGATIONS–(2.06%)
Note with an interest rate of 0.18% at 08/31/12 and contractual maturity of collateral of 07/15/38 (See Note 1L)(k)				(3,135,000)

OTHER ASSETS LESS LIABILITIES–1.31%				1,999,236

NET ASSETS–100.00%				$151,894,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Pennsylvania Tax Free Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
GNMA	– Government National Mortgage Association
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to the alternative minimum tax.
(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2012.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2012.
(g)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1L.
(h)	Zero coupon bond issued at a discount.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Municipal Corp.	8.4%

American Municipal Bond Assurance Corp.	5.0

(k)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at August 31, 2012. At August 31, 2012, the Fund’s investments with a value of $5,132,212 are held by Dealer Trusts and serve as collateral for the $3,135,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $141,979,242)	$153,030,300

Cash	412,253

Receivable for:
Investments sold	1,050,000

Fund shares sold	64,896

Interest	1,697,924

Investment for trustee deferred compensation and retirement plans	8,612

Other assets	503

Total assets	156,264,488

Liabilities:
Floating rate note obligations	3,135,000

Payable for:
Investments purchased	746,991

Fund shares reacquired	152,669

Dividends	199,839

Accrued fees to affiliates	60,944

Accrued other operating expenses	58,750

Trustee deferred compensation and retirement plans	15,759

Total liabilities	4,369,952

Net assets applicable to shares outstanding	$151,894,536

Net assets consist of:
Shares of beneficial interest	$147,583,968

Undistributed net investment income	368,687

Undistributed net realized gain (loss)	(7,109,177)

Unrealized appreciation	11,051,058

$151,894,536

Net Assets:
Class A	$137,146,388

Class B	$2,430,439

Class C	$11,020,207

Class Y	$1,297,502

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	8,041,414

Class B	142,203

Class C	645,186

Class Y	76,031

Class A:
Net asset value per share	$17.05

Maximum offering price per share (Net asset value of $17.05 divided by 95.25%)	$17.90

Class B:
Net asset value and offering price per share	$17.09

Class C:
Net asset value and offering price per share	$17.08

Class Y:
Net asset value and offering price per share	$17.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Pennsylvania Tax Free Income Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Interest	$7,598,499

Expenses:
Advisory fees	883,424

Administrative services fees	50,000

Custodian fees	5,998

Distribution fees:

Class A	333,477

Class B	2,118

Class C	103,275

Interest, facilities and maintenance fees	24,364

Transfer agent fees	83,312

Trustees’ and officers’ fees and benefits	28,100

Other	76,342

Total expenses	1,590,410

Less: Expense offset arrangement(s)	(192)

Net expenses	1,590,218

Net investment income	6,008,281

Net realized gain from investment securities	165,985

Change in net unrealized appreciation of investment securities	10,524,187

Net realized and unrealized gain	10,690,172

Net increase in net assets resulting from operations	$16,698,453

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	August 31,	August 31,
	2012	2011

Operations:
Net investment income	$6,008,281	$6,469,917

Net realized gain (loss)	165,985	(204,374)

Change in net unrealized appreciation (depreciation)	10,524,187	(4,601,295)

Net increase in net assets resulting from operations	16,698,453	1,664,248

Distributions to shareholders from net investment income:
Class A	(5,457,376)	(5,718,833)

Class B	(112,050)	(145,393)

Class C	(345,706)	(361,071)

Class Y	(22,316)	(7,449)

Total distributions from net investment income	(5,937,448)	(6,232,746)

Share transactions–net:
Class A	(2,966,173)	(6,996,668)

Class B	(836,452)	(1,483,029)

Class C	593,058	(1,051,715)

Class Y	1,088,270	16,165

Net increase (decrease) in net assets resulting from share transactions	(2,121,297)	(9,515,247)

Net increase (decrease) in net assets	8,639,708	(14,083,745)

Net assets:
Beginning of year	143,254,828	157,338,573

End of year (includes undistributed net investment income of $368,687 and $305,487, respectively)	$151,894,536	$143,254,828

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Pennsylvania Tax Free Income Fund, formerly Invesco Van Kampen Pennsylvania Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size

16        Invesco Pennsylvania Tax Free Income Fund

trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agent fees which were unique to each class of shares were charged to the operations of such class.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these

17        Invesco Pennsylvania Tax Free Income Fund

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.60%

Over $500 million	0.50%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

18        Invesco Pennsylvania Tax Free Income Fund

  Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets, respectively. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.13%, 1.88%, 1.88% and 0.88% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended August 31, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $15,847 in front-end sales commissions from the sale of Class A shares and $2, $2,894 and $46 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$153,030,300	$—	$153,030,300

19        Invesco Pennsylvania Tax Free Income Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $192.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended August 31, 2012 were $3,135,000 and 0.78%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$—	$1,272

Tax-exempt income	5,937,448	6,231,474

Total distributions	$5,937,448	$6,232,746

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$172,814

Net unrealized appreciation — investments	11,191,316

Temporary book/tax differences	(14,610)

Capital loss carryforward	(7,038,952)

Shares of beneficial interest	147,583,968

Total net assets	$151,894,536

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to tender option bond and market discount.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

20        Invesco Pennsylvania Tax Free Income Fund

  The Fund utilized $15,838 of capital loss carryforward in the current period to offset net realized capital gain for income tax purposes.
  The Fund has a capital loss carryforward as of August 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term		Total

August 31, 2016	$17,429		$—	$17,429

August 31, 2017	5,935,990		—	5,935,990

August 31, 2018	1,085,533		—	1,085,533

	$7,038,952	$		$7,038,952

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $16,711,675 and $20,991,324, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$12,314,800

Aggregate unrealized (depreciation) of investment securities	(1,123,484)

Net unrealized appreciation of investment securities	$11,191,316

Cost of investments for tax purposes is $141,838,984.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond amortization, on August 31, 2012, undistributed net investment income was decreased by $7,633 shares of beneficial interest was increased by $1,950 and undistributed net realized gain (loss) was increased by $5,683. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Years ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	367,448	$6,090,660	328,452	$5,195,467

Class B	4,343	70,764	7,253	112,271

Class C	56,273	928,944	85,450	1,346,149

Class Y	64,277	1,080,787	3,213	49,072

Issued as reinvestment of dividends:
Class A	199,465	3,302,287	226,447	3,533,901

Class B	3,625	60,091	5,309	82,803

Class C	13,417	222,487	15,348	240,054

Class Y	733	12,371	106	1,660

Automatic conversion of Class B shares to Class A shares:
Class A	31,384	516,897	61,948	965,762

Class B	(32,316)	(516,897)	(62,106)	(965,762)

Reacquired:
Class A	(779,352)	(12,876,017)	(1,074,556)	(16,691,798)

Class B	(26,501)	(450,410)	(45,831)	(712,341)

Class C	(33,582)	(558,373)	(171,056)	(2,637,918)

Class Y	(289)	(4,888)	(2,268)	(34,567)

Net increase (decrease) in share activity	(131,075)	$(2,121,297)	(622,291)	$(9,515,247)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21        Invesco Pennsylvania Tax Free Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

														Supplemental
														ratio:
														Ratio of
														expenses
												Ratio of		to average
			Net gains									expenses		net assets
			(losses)									to average		(excluding		Ratio of net
	Net asset		on securities		Dividends	Distributions						net assets		interest,		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		facilities and		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		maintenance		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		fees)(b)		net assets		turnover(c)

Class A
Year ended 08/31/12	$15.85	$0.68	$1.19	$1.87	$(0.67)	$—	$(0.67)	$17.05	12.04	%(d)	$137,146	1.03	%(e)	1.01	%(e)	4.13	%(e)	11%
Year ended 08/31/11	16.29	0.70	(0.47)	0.23	(0.67)	—	(0.67)	15.85	1.58	(d)	130,344	1.02		1.00		4.47		13
Period ended 08/31/10	15.93	0.66	0.38	1.04	(0.68)	—	(0.68)	16.29	6.74	(d)	141,406	1.14	(f)	1.10	(f)	4.54	(f)	15
Year ended 09/30/09	14.76	0.73	1.18	1.91	(0.74)	—	(0.74)	15.93	13.60	(g)	141,191	1.21		1.13		5.05		17
Year ended 09/30/08	16.84	0.72	(2.03)	(1.31)	(0.73)	(0.04)	(0.77)	14.76	(8.02	)(g)	137,435	1.32		1.06		4.43		25
Year ended 09/30/07	17.43	0.70	(0.53)	0.17	(0.68)	(0.08)	(0.76)	16.84	0.95	(g)	160,539	1.44		1.08		4.08		25

Class B
Year ended 08/31/12	15.86	0.71	1.19	1.90	(0.67)	—	(0.67)	17.09	12.22	(d)	2,430	0.86	(e)	0.84	(e)	4.30	(e)	11
Year ended 08/31/11	16.23	0.70	(0.45)	0.25	(0.62)	—	(0.62)	15.86	1.68	(d)(h)	3,062	1.02	(h)	1.00	(h)	4.47	(h)	13
Period ended 08/31/10	15.89	0.59	0.38	0.97	(0.63)	—	(0.63)	16.23	6.27	(d)(h)	4,682	1.64	(f)(h)	1.60	(f)(h)	4.05	(f)(h)	15
Year ended 09/30/09	14.72	0.68	1.18	1.86	(0.69)	—	(0.69)	15.89	13.21	(i)(j)	5,364	1.57	(j)	1.49	(j)	4.70	(j)	17
Year ended 09/30/08	16.78	0.63	(2.01)	(1.38)	(0.64)	(0.04)	(0.68)	14.72	(8.46	)(i)(j)	6,161	1.81	(j)	1.55	(j)	3.94	(j)	25
Year ended 09/30/07	17.38	0.57	(0.54)	0.03	(0.55)	(0.08)	(0.63)	16.78	0.20	(i)	8,919	2.19		1.83		3.32		25

Class C
Year ended 08/31/12	15.88	0.56	1.19	1.75	(0.55)	—	(0.55)	17.08	11.19	(d)	11,020	1.78	(e)	1.76	(e)	3.38	(e)	11
Year ended 08/31/11	16.31	0.58	(0.45)	0.13	(0.56)	—	(0.56)	15.88	0.89	(d)	9,670	1.77		1.75		3.72		13
Period ended 08/31/10	15.95	0.55	0.38	0.93	(0.57)	—	(0.57)	16.31	6.01	(d)	11,083	1.89	(f)	1.85	(f)	3.79	(f)	15
Year ended 09/30/09	14.78	0.62	1.18	1.80	(0.63)	—	(0.63)	15.95	12.74	(k)	6,776	1.96		1.89		4.28		17
Year ended 09/30/08	16.86	0.59	(2.02)	(1.43)	(0.61)	(0.04)	(0.65)	14.78	(8.71	)(k)	4,546	2.07		1.81		3.68		25
Year ended 09/30/07	17.45	0.58	(0.54)	0.04	(0.55)	(0.08)	(0.63)	16.86	0.19	(k)	4,793	2.19		1.83		3.33		25

Class Y
Year ended 08/31/12	15.86	0.73	1.18	1.91	(0.71)	—	(0.71)	17.06	12.31	(d)	1,298	0.78	(e)	0.76	(e)	4.38	(e)	11
Year ended 08/31/11	16.30	0.74	(0.47)	0.27	(0.71)	—	(0.71)	15.86	1.84	(d)	179	0.77		0.75		4.72		13
Period ended 08/31/10(l)	15.94	0.19	0.36	0.55	(0.19)	—	(0.19)	16.30	3.49	(d)	167	0.85	(f)	0.81	(f)	4.75	(f)	15

(a)	Calculated using average shares outstanding.
(b)	For the years ended September 30, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $133,604, $2,736, $10,368 and $529 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.74% for the year ended August 31, 2011 and the period ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Commencement date of June 1, 2010.

NOTE 12—Subsequent Event

Effective September 24, 2012, the maximum sales charge imposed on Class A shares changed from 4.75% to 4.25%.

22        Invesco Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Pennsylvania Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Pennsylvania Tax Free Income Fund, (formerly Invesco Van Kampen Pennsylvania Tax Free Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the eleven month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 23, 2012
Houston, Texas

23        Invesco Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2]	(08/31/12)	Period[2]	Ratio
A	$1,000.00	$1,045.90	$5.30	$1,019.96	$5.23	1.03%

B	1,000.00	1,045.90	5.35	1,019.91	5.28	1.04

C	1,000.00	1,042.00	9.14	1,016.19	9.02	1.78

Y	1,000.00	1,047.80	4.02	1,021.22	3.96	0.78

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24        Invesco Pennsylvania Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts (Formerly Known as Invesco Van Kampen Pennsylvania Tax Free Income Fund)

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Pennsylvania Tax Free Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

25        Invesco Pennsylvania Tax Free Income Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Pennsylvania Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the first quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and above the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Pennsylvania Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Pennsylvania Tax Free Income Fund

Go Paperless with eDelivery Visit invesco.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees: — environmentally friendly. Go green by reducing the num- — efficient. Stop waiting for regular mail. Your documents ber of trees used to produce paper. will be sent via email as soon as they’re available. — economical. Help reduce your fund’s printing and delivery — easy. Download, save and print fi les using your home expenses and put more capital back in your fund’s returns. computer with a few clicks of your mouse. This service is provided by Invesco Investment Services, Inc.

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-PTFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2012

Invesco Small Cap Discovery Fund
Effective September 24, 2012, after the close of the reporting period, Invesco Van Kampen Small Cap Growth Fund was renamed Invesco Small Cap Discovery Fund.
Nasdaq:
A: VASCX ■ B: VBSCX ■ C: VCSCX ■ Y: VISCX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Small Cap Discovery Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
     In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Small Cap Discovery Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2012, Invesco Small Cap Discovery Fund (formerly Invesco Van Kampen Small Cap Growth Fund), at net asset value (NAV), had positive returns and outperformed the Fund’s style-specific benchmark, the Russell 2000 Growth Index. Outperformance was driven primarily by stock selection in several sectors, including consumer discretionary, information technology (IT) and consumer staples.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.33%

Class B Shares	14.40

Class C Shares	13.55

Class Y Shares	14.60

S&P 500 Index▼ (Broad Market Index)	18.00

Russell 2000 Growth Index■ (Style-Specific Index)	12.72

Lipper Small-Cap Growth Funds Index♦ (Peer Group Index)	12.78

Source(s): ▼Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Russell via FactSet Research Systems Inc.; ♦Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify small-cap companies with growth rates that are higher and/or more sustainable than what is implied by current valuations and market expectations.
     We begin with a quantitative model that ranks all stock candidates based on a set of variables we believe are leading indicators of change and are common in those companies that have the potential for sustainable growth, competitive advantage and ability to execute. This proprietary model provides an objective approach to identifying new investment opportunities. The highest ranked stocks become the primary focus of our research efforts.
     Our stock selection process includes the development and analysis of a fully integrated financial model, which allows our team members to build a more complete understanding of the financial health of each investment candidate. The second step in our security research involves due diligence of the company, which includes in-depth discussions with members of company management teams. We also leverage Porter’s Five Forces Analysis, a theoretical tool that carefully examines a company by five dimensions (supplier power, threat of substitutes, barriers to entry, buying power and degree of rivalry). This tool is used to further measure and define the sustainability of a company’s earnings growth and whether there is upside to expectations already embedded in the security.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return.
     We consider selling a stock for any of the following reasons:
■	Investment thesis plays out or is no longer valid

■	Fundamentals deteriorate

■	Macroeconomic conditions change

■	Risk/reward becomes unfavorable or a higher conviction investment idea arises with better risk/reward.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled very publicly to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade combined with the continuing eurozone debt-crisis saga to reignite global recession fears through October.
     As those negative headlines faded during the fall of 2011, signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter and into the spring of 2012. In late March, markets paused, and while company earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By May, the market went into steady decline as investors grew concerned about the real possibility of a Greek exit from the European Union and the potential collapse of the euro. Economic data and earnings in the US began to show signs of deceleration amid contagion from both European and Asian weakness.
     Toward the end of the reporting period, yet another European commitment to a lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement, along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the markets modestly higher as the reporting period ended.

Portfolio Composition
By sector

Information Technology	24.8%

Health Care	18.8

Industrials	16.8

Consumer Discretionary	14.2

Energy	6.3

Financials	5.3

Materials	4.0

Consumer Staples	2.9

Telecommunication Services	0.5

Money Market Funds Plus Other Assets Less Liabilities	6.4

Top 10 Equity Holdings*

1.	Cubist Pharmaceuticals, Inc.	1.2%

2.	Hanesbrands, Inc.	1.2

3.	Cytec Industries Inc.	1.1

4.	Sirona Dental Systems, Inc.	1.1

5.	Teradyne, Inc.	1.1

6.	PulteGroup Inc.	1.1

7.	Regal-Beloit Corp.	1.1

8.	TRW Automotive Holdings Corp.	1.1

9.	MEDNAX, Inc.	1.1

10.	Cooper Tire & Rubber Co.	1.0

Total Net Assets	$875.7 million

Total Number of Holdings*	135
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Small Cap Discovery Fund

     During the reporting period, the Fund at NAV had double-digit positive returns and outperformed the Russell 2000 Growth Index due primarily to positive stock selection in all major market sectors. The Fund outperformed the index by the widest margins in the consumer discretionary, IT and consumer staples sectors. Some of this outperformance was offset by an underweight allocation to the relatively strong performing health care sector.
     The consumer discretionary sector was the leading contributor to Fund performance, driven primarily by strong stock selection. The largest individual stock contributor was homebuilder Pulte Group. The stock benefited from increasing strength in the homebuilding market and successful execution of a detailed management plan to turn the business around and enhance profitability. Jarden is a diversified consumer product company that also contributed to Fund performance.
     Strong stock selection also drove the Fund’s outperformance in the IT sector. One of the leading contributors for the Fund was SolarWinds, a provider of powerful and affordable IT management software. The company benefited primarily from increased revenue driven by its innovative web-based delivery model. Additional technology contributors included Cirrus Logic, a chip developer for audio and energy markets worldwide, and NETGEAR, a networking product developer.
     With the market’s bipolar ‘risk on/risk off’ mentality over the past several years, investors have placed a premium on companies with stable business models and consistent dividend payments, many of which are classified as consumer staples. Stock selection in the consumer staples sector was beneficial to Fund performance and the leading contributor in the sector was B&G Foods. One of the only areas of significant growth in this stable sector was in natural and organic foods, which have benefited from an increasingly health-conscious and educated consumer. Hain Celestial Group and Annie’s are two natural food companies that also contributed to Fund performance. Diamond Foods is a nut and snack company that also should have benefited from healthier eating trends; however, some highly publicized accounting issues arose and negatively affected the stock. We sold our position during the reporting period as a result of the uncertain impact these issues would have on the company’s future earnings.
     During the reporting period, the strongest performing sector for the Russell 2000 Growth Index was health care. Despite positive health care stock selection, the Fund underperformed in the sector due to a modest underweight position, especially in the biotechnology industry. Our largest health care detractor was Examworks Group, a provider of independent medical examinations. We sold our position due to management’s lack of execution, and the company’s loss of market share.
     As we’ve discussed, the stock market experienced volatile performance during the reporting period. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco Small Cap Discovery Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Matthew Hart
 Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2010. Mr. Hart earned a BBA from Southern Methodist University.
Justin Speer
 Portfolio manager, is manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2010. Mr. Speer earned a BS with an emphasis in finance and accounting from Texas Christian University.

5 Invesco Small Cap Discovery Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 8/31/02*

1	Sources: Invesco, Russell via FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Sources: Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Small Cap Discovery Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable
sales charges

Class A Shares

Inception (11/27/00)		1.65%

10	Years	9.22

5	Years	0.71

1	Year	8.08

Class B Shares

Inception (11/27/00)		1.64%

10	Years	9.28

5	Years	1.26

1	Year	9.40

Class C Shares

Inception (11/27/00)		1.39%

10	Years	9.04

5	Years	1.12

1	Year	12.55

Class Y Shares

Inception (2/2/06)		4.13%

5	Years	2.12

1	Year	14.60

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (11/27/00)		1.23%

10	Years	7.53

5	Years	-0.25

1	Year	-11.89

Class B Shares

Inception (11/27/00)		1.22%

10	Years	7.60

5	Years	0.25

1	Year	-10.91

Class C Shares

Inception (11/27/00)		0.98%

10	Years	7.34

5	Years	0.15

1	Year	-8.26

Class Y Shares

Inception (2/2/06)		3.40%

5	Years	1.15

1	Year	-6.55

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Small Cap Growth Fund (renamed Invesco Small Cap Discovery Fund). Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,
Class C and Class Y shares was 1.42%, 1.44%, 2.10% and 1.17%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Small Cap Discovery Fund

Invesco Small Cap Discovery Fund’s investment objective is to seek capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Forward currency contracts risk. The use of forward contracts involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.
Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Growth investing risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

■	REITs risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Small cap companies risk. Small capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and are generally less liquid than the equity securities of larger companies.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VASCX
Class B Shares	VBSCX
Class C Shares	VCSCX
Class Y Shares	VISCX

8 Invesco Small Cap Discovery Fund

Schedule of Investments(a)

August 31, 2012

	Shares	Value

Common Stocks & Other Equity Interests–93.64%
Aerospace & Defense–0.85%
Esterline Technologies Corp.(b)	124,527	$7,446,715

Air Freight & Logistics–0.11%
UTi Worldwide, Inc.	71,433	980,775

Airlines–0.80%
Spirit Airlines Inc.(b)	360,326	7,044,373

Alternative Carriers–0.52%
tw telecom inc.(b)	182,124	4,580,419

Apparel Retail–1.48%
DSW Inc.–Class A	93,850	6,055,202

Genesco Inc.(b)	97,189	6,866,403

		12,921,605

Apparel, Accessories & Luxury Goods–2.01%
Hanesbrands, Inc.(b)	327,767	10,629,484

Oxford Industries, Inc.	19,383	1,056,955

Under Armour, Inc.–Class A(b)	102,058	5,940,796

		17,627,235

Application Software–6.25%
ACI Worldwide, Inc.(b)	198,463	8,609,325

Aspen Technology, Inc.(b)	353,162	8,610,090

Bottomline Technologies, Inc.(b)	250,668	5,624,990

Cadence Design Systems, Inc.(b)	515,837	6,809,048

Compuware Corp.(b)	566,451	5,664,510

Informatica Corp.(b)	134,001	4,368,433

MicroStrategy Inc.–Class A(b)	60,191	7,554,572

SolarWinds, Inc.(b)	136,692	7,501,657

		54,742,625

Asset Management & Custody Banks–0.86%
Affiliated Managers Group, Inc.(b)	64,157	7,546,146

Auto Parts & Equipment–1.06%
TRW Automotive Holdings Corp.(b)	213,239	9,320,677

Automotive Retail–0.88%
Group 1 Automotive, Inc.	140,732	7,741,667

Biotechnology–5.88%
Amarin Corp. PLC–ADR (Ireland)(b)	371,242	5,082,303

BioMarin Pharmaceutical Inc.(b)	221,062	8,254,455

Cepheid, Inc.(b)	150,417	5,676,738

Cubist Pharmaceuticals, Inc.(b)	235,309	10,871,276

Incyte Corp.(b)	307,148	6,146,031

Medivation Inc.(b)	69,153	7,251,384

Onyx Pharmaceuticals, Inc.(b)	114,458	8,231,819

		51,514,006

Building Products–1.40%
Fortune Brands Home & Security, Inc.(b)	203,053	5,177,851

Owens Corning Inc.(b)	211,888	7,068,584

		12,246,435

Commodity Chemicals–0.75%
Koppers Holdings, Inc.	61,254	1,985,242

Methanex Corp. (Canada)	154,435	4,603,707

		6,588,949

Communications Equipment–1.74%
Ciena Corp.(b)	260,445	3,560,283

Finisar Corp.(b)	155,295	2,133,753

NETGEAR, Inc.(b)	157,268	5,751,291

Palo Alto Networks, Inc.(b)	16,716	1,076,176

Procera Networks, Inc.(b)	127,619	2,704,247

		15,225,750

Construction & Engineering–1.02%
MasTec Inc.(b)	491,513	8,965,197

Data Processing & Outsourced Services–2.95%
Cardtronics, Inc.(b)	296,719	8,382,312

Heartland Payment Systems, Inc.	246,729	7,495,627

Jack Henry & Associates, Inc.	184,172	6,806,997

VeriFone Systems, Inc.(b)	89,270	3,101,240

		25,786,176

Electrical Components & Equipment–2.37%
Belden Inc.	219,885	7,504,675

Polypore International, Inc.(b)	121,220	3,929,952

Regal-Beloit Corp.	137,300	9,344,638

		20,779,265

Electronic Equipment & Instruments–0.76%
Cognex Corp.	184,910	6,673,402

Electronic Manufacturing Services–0.65%
IPG Photonics Corp.(b)	92,448	5,684,628

Environmental & Facilities Services–1.66%
Progressive Waste Solutions Ltd. (Canada)	380,071	7,536,808

Waste Connections, Inc.	240,683	6,967,773

		14,504,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Small Cap Discovery Fund

	Shares	Value

Fertilizers & Agricultural Chemicals–0.51%
Intrepid Potash, Inc.(b)	200,514	$4,497,529

Footwear–0.89%
Steven Madden, Ltd.(b)	181,125	7,773,885

Health Care Distributors–0.67%
PSS World Medical, Inc.(b)	271,006	5,851,020

Health Care Equipment–5.19%
DexCom Inc.(b)	471,585	6,272,080

HeartWare International Inc.(b)	64,454	5,773,145

Insulet Corp.(b)	270,679	5,676,139

Masimo Corp.(b)	188,432	4,160,579

Sirona Dental Systems, Inc.(b)	182,345	9,689,813

Thoratec Corp.(b)	179,363	6,078,612

Volcano Corp.(b)	276,439	7,817,695

		45,468,063

Health Care Facilities–1.36%
Acadia Healthcare Co., Inc.(b)	410,488	7,873,160

Health Management Associates Inc.–Class A(b)	523,256	4,008,141

		11,881,301

Health Care Services–2.72%
HMS Holdings Corp.(b)	199,699	6,881,628

MEDNAX, Inc.(b)	134,270	9,302,226

Team Health Holdings, Inc.(b)	266,059	7,595,984

		23,779,838

Health Care Supplies–1.21%
Align Technology, Inc.(b)	187,619	6,369,665

Endologix, Inc.(b)	354,628	4,244,897

		10,614,562

Health Care Technology–0.52%
MedAssets, Inc.(b)	267,586	4,567,693

Homebuilding–1.07%
PulteGroup Inc.(b)	684,657	9,366,108

Homefurnishing Retail–0.58%
Mattress Firm Holding Corp.(b)	157,058	5,055,697

Housewares & Specialties–0.85%
Jarden Corp.	153,654	7,426,098

Industrial Machinery–3.46%
Actuant Corp.–Class A	153,219	4,308,518

EnPro Industries, Inc.(b)	198,797	7,462,839

IDEX Corp.	129,999	5,181,760

Thermon Group Holdings Inc.(b)	151,201	3,456,455

TriMas Corp.(b)	374,924	8,060,866

Woodward Inc.	52,905	1,847,972

		30,318,410

Internet Software & Services–2.70%
Active Network, Inc. (The)(b)	381,394	4,294,496

j2 Global, Inc.	150,824	4,444,783

LogMeIn, Inc.(b)	159,073	3,496,425

NIC Inc.	404,640	5,838,955

Web.com Group Inc.(b)	335,026	5,578,183

		23,652,842

Investment Banking & Brokerage–0.65%
Stifel Financial Corp.(b)	174,773	5,711,582

Investment Companies–Exchange Traded Funds–0.73%
iShares Russell 2000 Growth Index Fund	68,400	6,360,516

IT Consulting & Other Services–0.78%
MAXIMUS, Inc.	124,960	6,796,574

Leisure Products–0.65%
Polaris Industries Inc.	75,904	5,707,222

Managed Health Care–0.67%
Centene Corp.(b)	143,554	5,829,728

Marine–0.49%
Kirby Corp.(b)	80,756	4,251,803

Metal & Glass Containers–0.85%
Greif Inc.–Class A	167,173	7,439,198

Movies & Entertainment–1.38%
Cinemark Holdings, Inc.	302,464	7,083,707

Lions Gate Entertainment Corp.(b)	335,466	4,958,187

		12,041,894

Office Services & Supplies–1.62%
Interface, Inc.	411,038	5,643,552

Steelcase Inc.–Class A	880,100	8,536,970

		14,180,522

Oil & Gas Drilling–0.87%
Atwood Oceanics, Inc.(b)	163,665	7,574,416

Oil & Gas Equipment & Services–1.42%
Dresser-Rand Group, Inc.(b)	115,075	5,825,096

Oil States International, Inc.(b)	84,124	6,581,862

		12,406,958

Oil & Gas Exploration & Production–4.02%
Berry Petroleum Co.–Class A	148,833	5,483,008

Carrizo Oil & Gas, Inc.(b)	176,747	4,461,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Small Cap Discovery Fund

	Shares	Value

Oil & Gas Exploration & Production–(continued)

Gulfport Energy Corp.(b)	219,440	$5,771,272

Kodiak Oil & Gas Corp.(b)	752,786	6,729,907

Oasis Petroleum Inc.(b)	244,114	7,159,864

Rosetta Resources, Inc.(b)	131,027	5,626,299

		35,231,444

Packaged Foods & Meats–1.98%
Annie’s, Inc.(b)	22,394	930,471

B&G Foods Inc.	250,641	7,336,262

Hain Celestial Group, Inc. (The)(b)	131,349	9,061,767

		17,328,500

Personal Products–0.87%
Elizabeth Arden, Inc.(b)	164,558	7,658,529

Pharmaceuticals–0.59%
Medicis Pharmaceutical Corp.–Class A	164,678	5,197,238

Regional Banks–2.15%
BBCN Bancorp, Inc.(b)	378,893	4,743,741

Signature Bank(b)	111,691	7,218,589

SVB Financial Group(b)	118,865	6,892,981

		18,855,311

Research & Consulting Services–0.69%
Acacia Research(b)	230,549	6,072,661

Restaurants–1.00%
Bravo Brio Restaurant Group Inc.(b)	277,902	4,493,675

Ignite Restaurant Group, Inc.(b)	287,303	4,303,799

		8,797,474

Semiconductor Equipment–2.05%
Cymer, Inc.(b)	93,110	5,279,337

Nanometrics Inc.(b)	198,023	3,015,890

Teradyne, Inc.(b)	616,440	9,628,793

		17,924,020

Semiconductors–4.65%
Cirrus Logic, Inc.(b)	188,973	7,874,505

Lattice Semiconductor Corp.(b)	1,797,572	6,992,555

Microsemi Corp.(b)	374,012	7,446,579

Peregrine Semiconductor Corp.(b)	236,361	3,758,140

Semtech Corp.(b)	307,236	7,533,426

Volterra Semiconductor Corp.(b)	296,630	7,068,693

		40,673,898

Specialty Chemicals–1.88%
Cytec Industries Inc.	142,177	9,734,859

OMNOVA Solutions Inc.(b)	14,521	113,119

PolyOne Corp.	96,427	1,521,618

Rockwood Holdings Inc.	107,470	5,087,630

		16,457,226

Specialty Stores–1.35%
Tractor Supply Co.	78,439	7,489,356

Vitamin Shoppe, Inc.(b)	80,977	4,341,177

		11,830,533

Systems Software–3.21%
Allot Communications Ltd. (Israel)(b)	123,039	3,250,690

Ariba Inc.(b)	152,686	6,823,537

CommVault Systems, Inc.(b)	128,689	6,488,500

Fortinet Inc.(b)	263,092	6,974,569

MICROS Systems, Inc.(b)	89,823	4,550,433

		28,087,729

Tires & Rubber–1.04%
Cooper Tire & Rubber Co.	457,095	9,137,329

Trading Companies & Distributors–1.51%
United Rentals, Inc.(b)	149,818	4,840,620

WESCO International, Inc.(b)	145,080	8,382,722

		13,223,342

Trucking–0.81%
Werner Enterprises, Inc.	317,675	7,068,269

Total Common Stocks & Other Equity Interests (Cost $666,488,586)		820,017,588

Money Market Funds–6.51%
Liquid Assets Portfolio–Institutional Class(c)	28,504,662	28,504,662

Premier Portfolio–Institutional Class(c)	28,504,661	28,504,661

Total Money Market Funds (Cost $57,009,323)		57,009,323

TOTAL INVESTMENTS–100.15% (Cost $723,497,909)		877,026,911

OTHER ASSETS LESS LIABILITIES–(0.15)%		(1,347,080)

NET ASSETS–100.00%		$875,679,831

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Small Cap Discovery Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $666,488,586)	$820,017,588

Investments in affiliated money market funds, at value and cost	57,009,323

Total investments, at value (Cost $723,497,909)	877,026,911

Receivable for:
Investments sold	3,337,451

Fund shares sold	681,927

Dividends	279,593

Investment for trustee deferred compensation and retirement plans	14,607

Other assets	13,580

Total assets	881,354,069

Liabilities:
Payable for:
Investments purchased	2,488,308

Fund shares reacquired	1,965,287

Accrued fees to affiliates	1,023,445

Accrued other operating expenses	127,461

Trustee deferred compensation and retirement plans	69,737

Total liabilities	5,674,238

Net assets applicable to shares outstanding	$875,679,831

Net assets consist of:
Shares of beneficial interest	$665,602,451

Undistributed net investment income (loss)	(5,015,678)

Undistributed net realized gain	61,564,056

Unrealized appreciation	153,529,002

$875,679,831

Net Assets:
Class A	$607,073,046

Class B	$13,754,181

Class C	$48,486,050

Class Y	$206,366,554

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	55,942,725

Class B	1,363,349

Class C	4,936,556

Class Y	18,652,869

Class A:
Net asset value per share	$10.85

Maximum offering price per share
(Net asset value of $10.85 divided by 94.50%)	$11.48

Class B:
Net asset value and offering price per share	$10.09

Class C:
Net asset value and offering price per share	$9.82

Class Y:
Net asset value and offering price per share	$11.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Small Cap Discovery Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $32,787)	$5,082,714

Dividends from affiliated money market funds (includes securities lending income of $733,333)	823,143

Total investment income	5,905,857

Expenses:
Advisory fees	7,904,663

Administrative services fees	262,541

Custodian fees	33,127

Distribution fees:
Class A	1,860,805

Class B	37,511

Class C	488,926

Transfer agent fees	3,357,001

Trustees’ and officers’ fees and benefits	81,861

Other	417,862

Total expenses	14,444,297

Less: Fees waived and expense offset arrangement(s)	(547,378)

Net expenses	13,896,919

Net investment income (loss)	(7,991,062)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains (losses) from securities sold to affiliates of $(335,016))	69,161,444

Change in net unrealized appreciation of investment securities	87,063,026

Net realized and unrealized gain	156,224,470

Net increase in net assets resulting from operations	$148,233,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Small Cap Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	2012	2011

Operations:
Net investment income (loss)	$(7,991,062)	$(12,418,666)

Net realized gain	69,161,444	156,490,689

Change in net unrealized appreciation	87,063,026	61,326,821

Net increase in net assets resulting from operations	148,233,408	205,398,844

Distributions to shareholders from net realized gains:
Class A	(81,968,055)	—

Class B	(1,718,916)	—

Class C	(5,413,962)	—

Class Y	(21,572,101)	—

Total distributions from net realized gains	(110,673,034)	—

Share transactions–net:
Class A	(242,910,836)	(15,344,006)

Class B	(3,476,255)	(6,818,997)

Class C	(3,443,087)	(13,825,956)

Class Y	(34,627,450)	(10,814,267)

Net increase (decrease) in net assets resulting from share transactions	(284,457,628)	(46,803,226)

Net increase (decrease) in net assets	(246,897,254)	158,595,618

Net assets:
Beginning of year	1,122,577,085	963,981,467

End of year (includes undistributed net investment income (loss) of $(5,015,678) and $(16,503), respectively)	$875,679,831	$1,122,577,085

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Small Cap Discovery Fund, formerly Invesco Van Kampen Small Cap Growth Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued.

14        Invesco Small Cap Discovery Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

15        Invesco Small Cap Discovery Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund had a 2% redemption fee that was retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, was imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee was recorded as an increase in shareholder capital and was allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.80%

Next $500 million	0.75%

Over $1.0 billion	0.70%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75% of average daily net assets, respectively. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.38%, 2.13%, 2.13% and 1.13% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the

16        Invesco Small Cap Discovery Fund

Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended August 31, 2012, the Adviser waived advisory fees of $545,956.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended August 31, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $50,983 in front-end sales commissions from the sale of Class A shares and $248, $15,193 and $2,196 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$877,026,911	$—	$—	$877,026,911

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2012, the Fund engaged in securities sales of $5,495,868, which resulted in net realized gains (losses) of $(335,016).

17        Invesco Small Cap Discovery Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,422.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$38,183,752	$—

Long-term capital gain	72,489,282	—

Total distributions	$110,673,034	$—

Tax Components of Net Assets at Period-End:

2012

Undistributed long-term gain	$64,888,670

Net unrealized appreciation — investments	150,172,069

Temporary book/tax differences	(67,788)

Late-Year ordinary loss deferral	(4,915,571)

Shares of beneficial interest	665,602,451

Total net assets	$875,679,831

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and the treatment of passive foreign investment companies.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund does not have a capital loss carryforward at period-end.

18        Invesco Small Cap Discovery Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $744,915,153 and $1,121,329,056, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$171,866,733

Aggregate unrealized (depreciation) of investment securities	(21,694,664)

Net unrealized appreciation of investment securities	$150,172,069

Cost of investments for tax purposes is $726,854,842.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2012, undistributed net investment income (loss) was increased by $2,991,887 and undistributed net realized gain was decreased by $2,991,887. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Years ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	16,280,879	$168,906,300	27,335,662	$305,615,460

Class B	46,729	457,333	121,453	1,227,517

Class C	430,727	4,106,013	732,345	7,621,915

Class Y	3,911,388	41,480,313	9,655,115	109,865,214

Issued as reinvestment of dividends:
Class A	8,188,781	79,758,723	—	—

Class B	175,506	1,588,333	—	—

Class C	584,164	5,175,695	—	—

Class Y	2,008,021	19,899,485	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	244,402	2,557,325	280,405	3,196,083

Class B	(258,474)	(2,557,325)	(299,369)	(3,196,083)

Reacquired:(b)
Class A	(46,520,534)	(494,133,184)	(29,021,472)	(324,155,549)

Class B	(309,907)	(2,964,596)	(464,581)	(4,850,431)

Class C	(1,344,251)	(12,724,795)	(2,092,933)	(21,447,871)

Class Y	(9,048,357)	(96,007,248)	(10,441,601)	(120,679,481)

Net increase (decrease) in share activity	(25,610,926)	$(284,457,628)	(4,194,976)	$(46,803,226)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $12,135 and $34,933 allocated among the classes based on relative net assets of each class for the years ended August 31, 2012 and 2011, respectively.

19        Invesco Small Cap Discovery Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
			Net gains							expenses		expenses
			(losses)							to average		to average net		Ratio of net
	Net asset	Net	on securities		Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	realized	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	gains	of period(b)	return		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/12	$10.56	$(0.08)	$1.47	$1.39	$(1.10)	$10.85	14.33	%(d)	$607,073	1.38	%(e)	1.43	%(e)	(0.80	)%(e)	78%
Year ended 08/31/11	8.74	(0.11)	1.93	1.82	—	10.56	20.82	(d)	820,988	1.38		1.42		(1.01)		114
Five months ended 08/31/10	9.62	(0.04)	(0.84)	(0.88)	—	8.74	(9.15	)(d)	691,456	1.34	(f)	1.34	(f)	(1.04	)(f)	63
Year ended 03/31/10	6.93	(0.09)	2.78	2.69	—	9.62	38.82	(g)	748,998	1.39		1.39		(1.04)		234
Year ended 03/31/09	10.15	(0.09)	(3.13)	(3.22)	—	6.93	(31.72	)(g)	402,611	1.40		1.40		(1.00)		219
Year ended 03/31/08	10.70	(0.10)	0.29	0.19	(0.74)	10.15	0.79	(g)	317,560	1.38		1.38		(0.92)		194

Class B
Year ended 08/31/12	9.89	(0.08)	1.38	1.30	(1.10)	10.09	14.40	(d)(h)	13,754	1.38	(e)(h)	1.43	(e)(h)	(0.80	)(e)(h)	78
Year ended 08/31/11	8.18	(0.11)	1.82	1.71	—	9.89	20.90	(d)(h)	16,910	1.40	(h)	1.44	(h)	(1.03	)(h)	114
Five months ended 08/31/10	9.03	(0.05)	(0.80)	(0.85)	—	8.18	(9.41	)(d)(h)	19,249	1.63	(f)(h)	1.63	(f)(h)	(1.33	)(f)(h)	63
Year ended 03/31/10	6.51	(0.09)	2.61	2.52	—	9.03	38.71	(i)(j)	23,169	1.53	(j)	1.53	(j)	(1.19	)(j)	234
Year ended 03/31/09	9.59	(0.14)	(2.94)	(3.08)	—	6.51	(32.12	)(i)(j)	22,044	2.04	(j)	2.04	(j)	(1.65	)(j)	219
Year ended 03/31/08	10.22	(0.18)	0.29	0.11	(0.74)	9.59	0.03	(i)	42,722	2.14		2.14		(1.68)		194

Class C
Year ended 08/31/12	9.73	(0.15)	1.34	1.19	(1.10)	9.82	13.43	(d)	48,486	2.13	(e)	2.18	(e)	(1.55	)(e)	78
Year ended 08/31/11	8.10	(0.17)	1.80	1.63	—	9.73	20.12	(d)(k)	51,212	2.06	(k)	2.10	(k)	(1.69	)(k)	114
Five months ended 08/31/10	8.95	(0.07)	(0.78)	(0.85)	—	8.10	(9.50	)(d)	53,673	2.09	(f)	2.09	(f)	(1.79	)(f)	63
Year ended 03/31/10	6.50	(0.14)	2.59	2.45	—	8.95	37.69	(l)	62,523	2.14		2.14		(1.79)		234
Year ended 03/31/09	9.58	(0.14)	(2.94)	(3.08)	—	6.50	(32.15	)(l)	39,064	2.14		2.14		(1.75)		219
Year ended 03/31/08	10.21	(0.18)	0.29	0.11	(0.74)	9.58	0.03	(l)	42,395	2.14		2.14		(1.67)		194

Class Y(m)
Year ended 08/31/12	10.72	(0.06)	1.50	1.44	(1.10)	11.06	14.60	(d)	206,367	1.13	(e)	1.18	(e)	(0.55	)(e)	78
Year ended 08/31/11	8.84	(0.09)	1.97	1.88	—	10.72	21.27	(d)	233,467	1.13		1.17		(0.76)		114
Five months ended 08/31/10	9.73	(0.03)	(0.86)	(0.89)	—	8.84	(9.15	)(d)	199,603	1.09	(f)	1.09	(f)	(0.80	)(f)	63
Year ended 03/31/10	6.99	(0.06)	2.80	2.74	—	9.73	39.20	(n)	267,593	1.14		1.14		(0.76)		234
Year ended 03/31/09	10.20	(0.07)	(3.14)	(3.21)	—	6.99	(31.47	)(n)	91,594	1.15		1.15		(0.75)		219
Year ended 03/31/08	10.74	(0.07)	0.27	0.20	(0.74)	10.20	0.88	(n)	81,038	1.14		1.14		(0.63)		194

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $744,322, $15,242, $48,916 and $213,615 for Class A, Class B, Class C and Class Y, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.27% and 0.54% for the years ended August 31, 2012, August 31, 2011 and the five months ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% for the year ended August 31, 2011.
(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

NOTE 13—Subsequent Event

Effective September 24, 2012, the Fund began offering Class R5 and Class R6 shares.

20        Invesco Small Cap Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Small Cap Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Discovery Fund, (formerly known as Invesco Van Kampen Small Cap Growth Fund; one of the funds constituting AIM Counselor Series Trust, (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the five month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 23, 2012
Houston, Texas

21        Invesco Small Cap Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2]	(08/31/12)	Period[2]	Ratio
A	$1,000.00	$1,003.70	$7.00	$1,018.15	$7.05	1.39%

B	1,000.00	1,004.00	6.98	1,018.17	7.03	1.39

C	1,000.00	1,000.00	10.73	1,014.40	10.81	2.14

Y	1,000.00	1,005.50	5.75	1,019.41	5.79	1.14

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22        Invesco Small Cap Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts
(Formerly Known as Invesco Van Kampen Small Cap Growth Fund)

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Small Cap Discovery Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

23        Invesco Small Cap Discovery Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Small-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one and five year periods and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. Invesco Advisers advised the Board that the Fund had performed as expected in the low quality market. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board also noted that Invesco Advisers sub-advises one mutual fund with investment strategies comparable to those of the Fund and that the sub-advisory fees are below the effective fee rate of the Fund.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

24        Invesco Small Cap Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$72,489,282
Qualified Dividend Income*	10.99%
Corporate Dividends Received Deduction*	10.32%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Small Cap Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Small Cap Discovery Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-SCD-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2012

Invesco California Tax-Free Income Fund
Nasdaq:
A: CLFAX ▪ B: CLFBX ▪ C: CLFCX ▪ Y: CLFDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
17	Financial Statements
19	Notes to Financial Statements
26	Financial Highlights
27	Auditor’s Report
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Agreements
31	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco California Tax-Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
     In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco California Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
Invesco California Tax-Free Income Fund, at net asset value (NAV), posted positive returns for the fiscal year ended August 31, 2012. The Fund at NAV outperformed its broad market/style-specific benchmark, the Barclays California Municipal Index. The Fund’s overweight allocation to, and strong security selection in, the middle to long end of the municipal yield curve were the main contributors to its relative performance versus the Barclays California Municipal Index for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.82%

Class B Shares	12.83

Class C Shares	12.28

Class Y Shares	13.14

Barclays California Municipal Index▼ (Broad Market/Style-Specific Index)	9.96

Lipper California Municipal Debt Funds Index■ (Peer Group Index)	12.52

Source(s): ▼Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest
The Fund normally invests at least 80% of its assets in securities that pay interest exempt from federal and California state income tax. We generally invest the Fund’s assets in investment grade California municipal obligations. These municipal obligations will have the following ratings at the time of purchase:
■	Municipal bonds – within the four highest grades by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Ratings Group (S&P) or Fitch Ratings (Fitch).

■	Municipal notes – within the two highest grades or, if not rated, have outstanding bonds within the four highest grades by Moody’s, S&P or Fitch.

■	Municipal commercial paper – within the highest grade by Moody’s, S&P or Fitch.
     We may also invest in unrated securities that we judge to be of comparable quality to the securities described above. Additionally, we may invest up to 5% of the Fund’s net assets in municipal obligations rated below investment grade (commonly known as junk bonds) or, if unrated, of comparable quality as we determine.
     We buy and sell California municipal securities with a view toward seeking a high level of current income exempt from federal and California income tax, consistent with the preservation of capital. In selecting securities for purchase and sale, we use our research capabilities to identify and monitor investment opportunities. In conducting research and analysis, we consider a number of factors, including general market and economic conditions and credit and interest rate risk.

Portfolio Composition
By security type, based on Total Investments

Revenue Bonds	78.5%

General Obligation Bonds	16.9

Pre-refunded Bonds	3.1

Other	1.5

Total Net Assets	$432.7 million

Total Number of Holdings*	217
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding cash equivalent holdings.

Top 10 Fixed Income Issuers

1.	California (State of)	4.9%

2.	Long Beach (City of) Financing Authority	4.4

3.	Bay Area Toll Authority	4.1

4.	Los Angeles (City of) Department of Water & Power	3.4

5.	Southern California Metropolitan Water District	2.7

6.	Puerto Rico Sales Tax Financing Corp.	2.3

7.	Los Angeles (City of)	2.3

8.	San Francisco (City & County of) Airport Commission	2.2

9.	Regents of the University of California	2.0

10.	California (State of) Statewide Communities Development Authority	1.2

     We typically sell portfolio securities when our assessments of any of these factors materially change. Measures of interest rate risk that we evaluate include duration, coupon, maturity and call protection. Measures of credit risk that we evaluate include individual issuer analysis, sector weightings, geographic distribution and quality spreads.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled very publicly to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade combined with the continuing eurozone debt-crisis saga to reignite global recession fears through October.
     As those negative headlines faded during the fall of 2011, signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter and into the spring of 2012. In late March, markets paused, and while company earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By May, the market went into steady decline as investors grew concerned about the real possibility of a Greek exit from the European Union and the potential collapse of the euro. Economic data and earnings in the US began to show signs of deceleration amid contagion from both European and Asian weakness.
     Toward the end of the reporting period, yet another European commitment to a lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement, along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the markets modestly higher as the reporting period ended.
     California benefits from a large, diverse economy, high wealth levels, a moderate debt burden and a well-funded pension system. California’s financial condition is volatile relative to other states, with revenues sensitive to both gross domestic product and equity market valuations.

4	Invesco California Tax-Free Income Fund

This stems from the high percentage of state revenues that are collected from California’s highest income earners via personal income taxes. The state’s budget and revenue-raising flexibility is limited due to legislative restrictions. While economic activity slowly recovers, depressed housing values, structural uncertainties and high unemployment remain challenges.
     During the 12 months covered by this report, municipal bond mutual funds experienced almost $51 billion in net inflows.1 Municipal credit fundamentals continued to strengthen, and as 2011 came to a close, most of the uncertainty from a handful of troubled municipal credits was largely in the rearview mirror. In line with the drop exhibited in previous years, 2011 defaults were muted and lower than 2010’s.
     As we approached the end of the reporting period, news spread that a handful of municipalities were experiencing financial difficulties. While these stories made headlines, the actual effect of these bankruptcy filings was isolated and 2012 default trends continued their decline from 2011 levels. It is also important to note that we have seen a substantial decline in the number of defaults in the pipeline, with fewer first time missed payments by municipal issuers signaling that municipalities have made the necessary adjustments to their financial situations.
     During the reporting period, lower rated tax-exempt bonds experienced greater price appreciation than their higher rated counterparts. Strong security selection among unrated bonds was a main contributor to Fund performance for the reporting period. Overweight exposure to – and favorable security selection in – lower rated bonds also contributed to Fund returns.
     The Fund’s exposure to the 15- to 20-year part of the yield curve and the long end (20+ years) of the yield curve added to relative returns as municipal yields approached all-time lows during the reporting period.2 We obtained some of our yield curve and duration positioning through the use of tender option bonds. Tender option bonds are instruments that have an inverse relationship to a referenced interest rate. Tender option bonds can be a more efficient way to manage duration, yield curve exposure and credit exposure. Also, they potentially can enhance yield.
     At the sector level, our overweight exposure to special tax, education and hospital bonds contributed to returns for the reporting period. Our relative underweight exposure to state government obligation bonds detracted from returns.
     During the reporting period, leverage made a positive contribution to the performance of the Fund. The Fund achieved a leveraged position through the use of tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.
     Thank you for investing in Invesco California Tax-Free Income Fund and for sharing our long-term investment horizon.
1 Source: Morningstar
2 Source: Bond Buyer
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.
Robert Stryker
 Chartered Financial Analyst, portfolio manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.
Julius Williams
 Portfolio manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.
Robert Wimmel
 Portfolio manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5	Invesco California Tax-Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 8/31/02
1 Source: Barclays via FactSet Research Systems Inc.
2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before-tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	State-specific risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.

About indexes used in this report
■	The Barclays California Municipal Index is an unmanaged index considered representative of California investment-grade municipal bonds.

■	The Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6	Invesco California Tax-Free Income Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes	and Sale of
		Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (7/28/97)		4.44%	4.35%	4.38%

10	Years	4.09	4.00	4.06

5	Years	4.57	4.55	4.50

1	Year	7.42	7.42	6.32

Class B Shares

Inception (7/11/84)		6.49%	6.38%	6.35%

10	Years	4.62	4.54	4.55

5	Years	5.29	5.27	5.14

1	Year	7.83	7.83	6.66

Class C Shares

Inception (7/28/97)		4.27%	4.18%	4.19%

10	Years	4.05	3.97	3.98

5	Years	5.08	5.06	4.90

1	Year	11.28	11.28	8.71

Class Y Shares

Inception (7/28/97)		5.04%	4.95%	4.96%

10	Years	4.84	4.75	4.76

5	Years	5.87	5.85	5.68

1	Year	13.14	13.14	10.20

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes	and Sale of
		Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (7/28/97)		4.33%	4.24%	4.29%

10	Years	4.13	4.04	4.11

5	Years	4.01	3.99	4.03

1	Year	8.42	8.42	7.02

Class B Shares

Inception (7/11/84)		6.45%	6.33%	6.31%

10	Years	4.67	4.58	4.60

5	Years	4.71	4.69	4.65

1	Year	8.83	8.83	7.36

Class C Shares

Inception (7/28/97)		4.17%	4.08%	4.10%

10	Years	4.10	4.02	4.04

5	Years	4.52	4.50	4.41

1	Year	12.27	12.27	9.40

Class Y Shares

Inception (7/28/97)		4.94%	4.85%	4.87%

10	Years	4.89	4.80	4.81

5	Years	5.30	5.28	5.19

1	Year	14.13	14.13	10.91

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.90%, 0.90%, 1.40% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7	Invesco California Tax-Free Income Fund

Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Alternative minimum tax risk. The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax. Since some investors may have to pay tax on a Fund distribution of this income, the Fund may not be a suitable investment for them.

■	Credit risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. The interest rates on treasury futures generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

■	Inverse floating rate municipal obligations risk. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.
■	Lease obligations risk. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain non-appropriation clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

■	Municipal securities risk. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that adversely affect the current federal or state tax status of municipal securities.

■	Private activity bonds risk. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s value.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	CLFAX
Class B Shares	CLFBX
Class C Shares	CLFCX
Class Y Shares	CLFDX

8	Invesco California Tax-Free Income Fund

Schedule of Investments

August 31, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–104.57%
California–97.26%
ABAG Finance Authority for Non-profit Corps. (Jewish Home of San Francisco); Series 2005, VRD RB (LOC–Wells Fargo Bank N.A.)(a)(b)	0.15%	11/15/35	$4,460	$4,460,000

ABAG Finance Authority for Non-profit Corps. (Sharp Healthcare); Series 2012 A, RB	5.00%	08/01/28	900	1,012,473

Adelanto (City of) Public Utility Authority (Utility System); Series 2009 A, Ref. RB	6.75%	07/01/39	1,500	1,649,325

Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB (INS–AGM)(c)	5.00%	12/01/25	750	831,090

Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/40	1,575	1,749,998

Alhambra Unified School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	09/01/20	1,925	1,489,488

Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease RB (INS–AGM)(c)	6.00%	09/01/16	4,000	4,619,480

Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/36	2,500	2,941,125

Antelope Valley Healthcare District; Series 1997 A, Ref. RB (INS–AGM)(c)	5.20%	01/01/20	3,000	3,008,040

Arcadia Unified School District (Election of 2006); Series 2007 A, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	08/01/37	1,500	1,611,945

Bakersfield (City of); Series 2007 A, Wastewater RB (INS–AGM)(c)	5.00%	09/15/32	2,215	2,411,515

Bay Area Governments Association (California Capital); Series 2001 A, Lease RB (INS–AMBAC)(c)	5.25%	07/01/17	1,430	1,465,421

Bay Area Governments Association (West Sacramento); Series 2004 A, Lease RB (INS–SGI)(c)	5.00%	09/01/29	2,735	2,815,983

Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(e)	5.00%	04/01/39	1,250	1,408,763

Series 2008 F-1, Toll Bridge RB	5.00%	04/01/39	2,500	2,817,525

Series 2009 F-1, Toll Bridge RB(e)	5.25%	04/01/26	4,685	5,680,890

Series 2009 F-1, Toll Bridge RB(e)	5.25%	04/01/29	5,205	6,279,156

Series 2009 F-1, Toll Bridge RB(e)	5.13%	04/01/39	1,500	1,681,485

Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/26	1,465	865,830

Series 2009, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/32	3,045	1,337,151

Bonita Unified School District (Election of 2004); Series 2004 A, Unlimited Tax GO Bonds(f)(g)	5.00%	08/01/14	1,000	1,090,500

Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS–AGM)(c)	5.50%	08/01/18	1,850	1,857,326

California (State of) Department of Water Resources (Central Valley); Series 2003 Y, Water System RB (INS–NATL)(c)	5.00%	12/01/25	5,000	5,162,550

California (State of) Educational Facilities Authority (California College of the Arts); Series 2005, RB	5.00%	06/01/35	2,000	2,022,360

California (State of) Educational Facilities Authority (Chapman University); Series 2011, RB	5.00%	04/01/31	1,250	1,401,225

California (State of) Educational Facilities Authority (Claremont McKenna College); Series 2007, RB(e)	5.00%	01/01/38	2,100	2,293,053

California (State of) Educational Facilities Authority (Pitzer College);
Series 2005 A, RB	5.00%	04/01/35	2,000	2,074,680

Series 2009, RB	6.00%	04/01/40	2,000	2,361,820

California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB(e)	5.25%	10/01/39	1,800	2,111,184

California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB	5.75%	09/01/39	500	571,480

California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB	6.00%	07/01/39	500	590,505

Series 2011 A, RB	5.25%	03/01/41	2,500	2,781,375

California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS–AGM)(c)	5.25%	07/01/38	2,950	3,159,863

California (State of) Health Facilities Financing Authority (Kaiser Permanente); Series 2006 A, RB	5.25%	04/01/39	2,000	2,130,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2008, RB(f)(g)	6.50%	10/01/18	$20	$26,455

Series 2008, RB	6.50%	10/01/38	980	1,167,298

California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/36	4,000	4,388,360

California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/40	2,000	2,282,600

California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/26	1,000	1,179,550

California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/26	1,000	975,070

California (State of) Municipal Finance Authority (Caritas); Series 2012 A, Mobile Home Park RB	5.50%	08/15/47	1,500	1,578,660

California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group);
Series 2007, COP	5.00%	02/01/20	2,055	2,202,405

Series 2007, COP	5.25%	02/01/37	500	516,165

California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB	5.50%	07/01/30	1,000	1,065,680

Series 2010 A, RB	5.75%	07/01/40	1,500	1,614,840

California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.75%	01/01/33	1,315	1,541,351

California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB	6.13%	06/01/30	1,000	1,133,210

California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2002 A, Ref. Solid Waste Disposal RB(h)	5.00%	01/01/22	2,000	2,192,320

California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/31	2,000	2,223,820

California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	5,000	5,182,300

California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/32	820	869,881

California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/39	2,000	2,175,440

California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.40%	11/01/27	1,785	1,884,603

California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/30	1,675	1,907,724

California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (INS–FHA)(c)	6.75%	02/01/38	500	611,245

California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	6.25%	11/15/19	2,000	2,191,940

Series 2009, Senior Living RB	7.25%	11/15/41	500	570,400

California (State of) Statewide Communities Development Authority (University of California–Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/38	2,000	2,138,140

California (State of);
Series 1992, Unlimited Tax GO Bonds (INS–FGIC)(c)	6.25%	09/01/12	310	310,000

Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/31	5,000	5,905,750

Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/35	1,750	2,120,755

Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/38	1,250	1,474,525

Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/40	3,000	3,398,430

Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/32	2,450	2,760,856

Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/41	2,500	2,747,700

Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/30	2,000	2,331,900

California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/21	3,000	3,776,100

California Special Districts Association Finance Corp. (Special Districts Finance Program); Series 1997 DD, COP (INS–AGM)(c)	5.63%	01/01/27	1,050	1,051,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California State University; Series 2009 A, Systemwide RB (INS–AGC)(c)	5.25%	11/01/38	$1,000	$1,129,520

Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB (INS–AMBAC)(c)	5.00%	11/01/33	725	783,609

Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/29	735	333,021

Corona-Norco Unified School District (Election of 2006);
Series 2009, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/24	1,000	620,290

Series 2009, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/25	1,000	588,870

Series 2009, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/26	1,525	844,179

Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	08/01/37	2,500	2,706,125

Duarte (City of) (City of Hope National Medical Center); Series 1999 A, COP	5.25%	04/01/19	2,500	2,505,625

East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/36	2,000	2,331,060

Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/34	1,000	1,103,530

El Dorado (County of) Irrigation District; Series 2009 A, COP (INS–AGC)(c)	5.75%	08/01/39	1,000	1,084,710

El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(c)	5.50%	06/01/34	1,000	1,148,720

El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/33	4,430	1,572,030

Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/32	1,800	1,977,768

Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS–AMBAC)(c)	5.38%	09/01/25	1,500	1,502,640

Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/21	1,480	1,480,814

Foothill-Eastern Transportation Corridor Agency; Series 1999, Ref. Toll Road RB (INS–NATL)(c)	5.13%	01/15/19	4,000	4,006,400

Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/29	5,350	2,372,511

Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/31	3,650	1,448,721

Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/24	2,425	2,450,244

Grossmont Union High School District (Election of 2004); Series 2006, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/24	6,750	4,148,010

Hanford Joint Union High School District (Election of 1998); Series 2004 C, Unlimited Tax GO Bonds (INS–NATL)(c)	5.70%	08/01/28	2,230	2,371,360

Hawaiian Gardens (City of) Redevelopment Agency; Series 2006 A, Project No. One Tax Allocation RB (INS–AMBAC)(c)	5.00%	12/01/25	2,275	2,311,354

Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS–AMBAC)(c)	5.25%	05/01/23	1,000	1,110,370

Irvine (City of) (Reassessment District No. 12-1); Series 2012, Limited Obligation Improvement Bonds	4.00%	09/02/22	2,150	2,308,627

Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/35	515	591,163

Kern (County of) (Capital Improvments); Series 2009 A, COP (INS–AGC)(c)	5.75%	08/01/35	1,000	1,132,880

Kern (County of) Water Agency Improvement District No. 4; Series 2008 A, COP (INS–AGC)(c)	5.00%	05/01/28	1,700	1,899,852

Lodi (City of); Series 2007 A, Wastewater System Revenue COP (INS–AGM)(c)	5.00%	10/01/37	1,000	1,076,260

Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/29	2,000	2,308,880

Long Beach (City of) Financing Authority; Series 1992, RB (INS–AMBAC)(c)	6.00%	11/01/17	17,620	18,903,088

Long Beach (City of); Series 2010 A, Sr. Airport RB	5.00%	06/01/40	2,500	2,717,975

Los Angeles (City of) (FHA Insured Mortgage Loans–Section 8 Assisted); Series 1997 A, Ref. Mortgage RB (INS–NATL)(c)	6.10%	07/01/25	490	491,083

Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/35	2,500	2,829,650

Series 2010 B, Sub. RB	5.00%	05/15/40	1,000	1,113,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Los Angeles (City of) Department of Water & Power;
Series 2004 C, Water System RB(f)(g)	5.00%	07/01/14	$1,000	$1,086,150

Series 2011 A, Power System RB(e)	5.00%	07/01/22	1,800	2,243,448

Series 2011 A, Water System RB	5.25%	07/01/39	1,500	1,752,570

Series 2012 A, Water System RB	5.00%	07/01/43	2,000	2,317,120

Series 2012 B, Waterworks RB	5.00%	07/01/37	2,000	2,331,880

Subseries 2006 A-1, Water System RB (INS–AMBAC)(c)	5.00%	07/01/36	1,485	1,684,421

Subseries 2007 A-1, Power System RB (INS–AMBAC)(c)	5.00%	07/01/37	1,000	1,125,440

Subseries 2008 A-1, Power System RB	5.25%	07/01/38	2,000	2,336,940

Los Angeles (City of);
Series 2003 B, Ref. Wastewater System RB (INS–AGM)(c)	5.00%	06/01/22	5,000	5,169,100

Series 2012 B, Ref. Sub. Wastewater System RB	5.00%	06/01/32	4,000	4,710,640

Los Angeles (County of) Metropolitan Transportation Authority; Series 2005 A, Proposition A First Tier Sr. Sales Tax RB (INS–AMBAC)(c)	5.00%	07/01/35	1,000	1,100,670

Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds(e)	5.00%	08/01/33	2,000	2,287,560

Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS–AMBAC)(c)(d)	0.00%	08/01/24	1,265	697,142

Los Angeles Unified School District (Election of 2004);
Series 2007 H, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	07/01/32	1,000	1,123,980

Series 2009-I, Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	01/01/34	3,000	3,388,860

Madera (County of) (Valley Children’s Hospital); Series 1995, COP (INS–NATL)(c)	6.50%	03/15/15	4,780	5,091,847

Marin (County of) Water District Financing Authority; Series 2012 A, Sub. Lien RB	5.00%	07/01/44	3,000	3,456,480

Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/35	940	286,973

Monrovia (City of) Financing Authority (Hillside Wilderness Preserve); Series 2002, Lease RB (INS–AMBAC)(c)	5.00%	12/01/20	1,105	1,134,990

Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS–NATL)(c)	5.00%	10/01/20	1,670	1,673,256

Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (INS–AGC)(c)	5.25%	08/01/34	1,000	1,114,120

Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/31	840	323,106

Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(i)	6.50%	03/01/28	1,000	1,069,130

Mountain View (City of) Shoreline Regional Park Community; Series 2001 A, Tax Allocation RB (INS–NATL)(c)	5.25%	08/01/16	1,570	1,573,941

National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/32	1,500	1,873,635

Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(c)	5.63%	10/01/34	1,000	1,142,030

Oakland (Port of);
Series 2002 L, RB(f)(g)(h)	5.00%	11/01/12	110	110,870

Series 2002 L, RB (INS–NATL)(c)(h)	5.00%	11/01/21	890	894,877

Oceanside (City of); Series 2003 A, Ref. COP (INS–AMBAC)(c)	5.20%	04/01/23	1,300	1,317,927

Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/39	2,000	2,250,100

Panama-Buena Vista Union School District (School Construction); Series 2006, COP (INS–NATL)(c)	5.00%	09/01/30	1,045	1,108,442

Paramount Unified School District (Election of 2006); Series 2007, Unlimited Tax GO Bonds (INS–AGM)(c)	5.25%	08/01/30	1,600	1,765,008

Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/45	6,715	1,109,587

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/46	7,050	1,141,818

Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(c)	5.50%	08/01/31	1,000	1,150,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Pomona (City of) Public Financing Authority (Merged Redevelopment);
Series 2001 AD, Tax Allocation RB (INS–NATL)(c)	5.00%	02/01/15	$2,020	$2,023,818

Series 2001 AD, Tax Allocation RB (INS–NATL)(c)	5.00%	02/01/16	1,110	1,111,854

Series 2007 AW, Sub. RB	5.13%	02/01/33	1,000	984,410

Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS–NATL)(c)	6.00%	04/01/19	1,360	1,546,347

Poway Unified School District (Election of 2008–School Facilities Improvement District No. 2007-1); Series 2009 A, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/32	6,460	2,518,948

Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment Housing Set Aside) Series 2007 A, Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/34	1,000	1,014,120

Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment); Series 2001, Tax Allocation RB (INS–NATL)(c)	5.38%	09/01/25	3,000	3,002,190

Rancho Mirage (City of) Joint Powers Financing Authority (Eisenhower Medical Center); Series 1997 B, COP (INS–NATL)(c)	4.88%	07/01/22	1,000	1,023,480

Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/23	1,400	1,415,680

Regents of the University of California;
Series 2009 E, Medical Center Pooled RB	5.50%	05/15/27	2,500	2,908,875

Series 2009 O, General RB(e)	5.75%	05/15/23	705	877,069

Series 2009 O, General RB(e)	5.75%	05/15/25	1,050	1,302,231

Series 2009 Q, General RB(e)(j)	5.00%	05/15/34	920	1,058,478

Series 2012 G, Limited Project RB	5.00%	05/15/37	2,000	2,313,580

Riverside (City of);
Series 2008 B, Water RB (INS–AGM)(c)	5.00%	10/01/33	1,000	1,114,850

Series 2008 D, Electric RB (INS–AGM)(c)	5.00%	10/01/28	500	561,870

Series 2008 D, Electric RB (INS–AGM)(c)	5.00%	10/01/38	1,800	1,954,440

Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/32	1,500	1,696,590

Sacramento (City of) Municipal Utility District; Series 2011 X, Ref. Electric RB	5.00%	08/15/27	2,150	2,557,016

Sacramento (County of) Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District);
Series 2006, RB (INS–NATL)(c)	5.00%	12/01/29	2,000	2,258,500

Series 2011 A, Ref. RB	5.00%	12/01/26	1,500	1,818,405

Sacramento (County of);
Series 2008 A, Sr. Airport System RB (INS–AGM)(c)	5.00%	07/01/32	1,000	1,102,040

Series 2008 A, Sr. Airport System RB (INS–AGM)(c)	5.00%	07/01/41	1,015	1,102,747

Series 2010, Sr. Airport System RB	5.00%	07/01/40	2,200	2,412,432

San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/41	2,000	2,429,400

San Diego (City of) Public Facilities Financing Authority (Southcrest & Central Imperial Redevelopment); Series 2007 B, Pooled Financing Tax Allocation RB (INS–Radian)(c)	5.25%	10/01/27	2,535	2,597,285

San Diego (City of) Public Facilities Financing Authority; Subseries 2012 A, Ref. Water RB	5.00%	08/01/32	2,215	2,595,626

San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(e)	5.25%	08/01/33	1,500	1,795,110

San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds	5.00%	08/01/31	2,500	2,932,350

San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB	6.00%	05/01/39	1,000	1,182,990

Series 2011 C, Ref. Second Series RB(h)	5.00%	05/01/23	5,000	5,790,650

Series 2011 G, Second Series RB	5.25%	05/01/28	2,000	2,365,380

San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/36	4,000	4,610,840

San Francisco (City & County of) Public Utilities Commission; Series 2012, Water RB	5.00%	11/01/33	3,000	3,529,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB	6.75%	08/01/41	$1,000	$1,170,590

San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB	7.00%	08/01/33	500	578,030

San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	09/01/31	3,110	1,275,846

San Leandro (City of) (Joint Project Area Financing); Series 2001, COP (INS–NATL)(c)	5.10%	12/01/26	1,000	1,003,690

San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(c)	5.00%	08/01/30	1,500	1,703,610

Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB	5.25%	05/15/36	3,000	3,345,570

Santaluz Community Facilities District No. 2 (Improvement Area No. 1);
Series 2011 A, Ref. Special Tax RB(g)	5.00%	09/01/28	830	888,656

Series 2011 A, Ref. Special Tax RB(g)	5.00%	09/01/29	715	767,202

Series 2011 A, Ref. Special Tax RB(g)	5.10%	09/01/30	465	499,884

Shafter (City of) Community Development Agency (Shafter Community Development Project Area No. 1); Series 2006 A, Ref. Tax Allocation RB (INS–AGM)(c)	5.00%	11/01/36	1,460	1,506,676

Sierra View Local Health Care District; Series 2007, RB	5.25%	07/01/32	1,500	1,560,510

Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/28	3,480	1,677,673

Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/30	2,765	1,191,549

Sonoma-Marin Area Rail Transit District; Series 2012 A, Measure Q Sales Tax RB	5.00%	03/01/29	2,000	2,371,220

South Gate (City of) Public Financing Authority (South Gate Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–SGI)(c)	5.75%	09/01/22	1,000	1,028,340

Southern California Metropolitan Water District;
Series 2005 A, RB (INS–AGM)(c)	5.00%	07/01/35	1,520	1,675,253

Series 2009 B, Ref. RB(e)	5.00%	07/01/27	8,585	10,161,893

Southern California Public Power Authority (Mead-Adelanto); Series 1994 A, RB (INS–AMBAC)(c)(k)	9.36%	07/01/15	3,500	4,133,570

Southern California Public Power Authority (Mead-Phoenix); Series 1994 A, RB (INS–AMBAC)(c)(k)	9.36%	07/01/15	2,500	2,954,600

Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011-1, RB(e)	5.25%	07/01/29	2,100	2,522,835

Series 2011-1, RB(e)	5.25%	07/01/31	2,100	2,493,750

Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–NATL)(c)	5.13%	08/01/27	2,150	2,151,634

Tustin (City of) Public Financing Authority; Series 2011 A, Water RB	5.00%	04/01/41	1,000	1,129,730

Tustin Unified School District (School Facilities Improvement District No. 2002-1- Election of 2002); Series 2008 C, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	06/01/28	750	846,173

Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(c)(f)(l)	3.50%	05/31/13	1,000	1,001,230

Twin Rivers Unified School District; Series 2009, Unlimited Tax CAB GO BAN(d)	0.00%	04/01/14	1,700	1,663,773

Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(c)	5.13%	03/01/36	1,475	1,596,776

Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	2,000	2,224,020

Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/35	3,000	3,283,620

West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/25	2,500	1,359,550

Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(c)	5.63%	09/01/39	1,000	1,137,240

Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/24	4,685	2,906,059

				420,810,948

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Guam–0.81%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.38%	12/01/24	$1,000	$1,110,640

Series 2009 A, Limited Obligation RB	5.63%	12/01/29	660	742,112

Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	1,500	1,669,200

				3,521,952

Puerto Rico–5.63%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2012 A, Sr. Lien RB	5.13%	07/01/37	2,500	2,507,475

Series 2012 A, Sr. Lien RB	5.25%	07/01/42	1,000	1,006,420

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 TT, RB	5.00%	07/01/37	2,000	2,039,840

Series 2010 AAA, RB	5.25%	07/01/29	2,000	2,154,740

Puerto Rico (Commonwealth of) Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System); Series 2012, Ref. RB	5.38%	04/01/42	2,000	2,039,680

Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2002 D, Conv. CAB RB(d)(f)(g)	0.00%	07/01/17	3,680	4,459,461

Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010 C, RB	5.00%	08/01/35	1,500	1,591,995

First Subseries 2011 A-1, RB	5.00%	08/01/43	3,000	3,152,940

Series 2011 C, RB	5.00%	08/01/40	5,000	5,420,500

				24,373,051

Virgin Islands–0.87%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	1,675	1,973,200

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/25	1,600	1,772,640

				3,745,840

TOTAL INVESTMENTS(m)–104.57% (Cost $409,560,218)				452,451,791

FLOATING RATE NOTE OBLIGATIONS–(5.69)%
Notes With interest rates ranging from 0.15% to 0.24% at 8/31/12 and contractual maturities of collateral ranging from 07/01/22 to 10/01/39 (See Note 1K)(n)				(24,615,000)

OTHER ASSETS LESS LIABILITIES–1.12%				4,836,384

NET ASSETS–100.00%				$432,673,175

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Co.
FHA	– Federal Housing Administration
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco California Tax-Free Income Fund

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2012.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Zero coupon bond issued at a discount.
(e)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1K.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Security subject to the alternative minimum tax.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2012 represented 0.25% of the Fund’s Net Assets.
(j)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the Dealer Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $615,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the Dealer Trusts.
(k)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $7,088,170 which represents 1.64% of the Fund’s Net Assets.
(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2012.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Municipal Corp.	12.4%

National Public Finance Guarantee Corp.	10.8

American Municipal Bond Assurance Corp.	8.9

(n)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at August 31, 2012. At August 31, 2012, the Fund’s investments with a value of $44,196,905 are held by Dealer Trusts and serve as collateral for the $24,615,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $409,560,218)	$452,451,791

Receivable for:
Investments sold	1,840,000

Fund shares sold	285,593

Interest	5,419,166

Investment for trustee deferred compensation and retirement plans	12,103

Other assets	8,515

Total assets	460,017,168

Liabilities:
Floating rate note obligations	24,615,000

Payable for:
Investments purchased	663,666

Fund shares reacquired	555,124

Amount due custodian	525,327

Dividends	662,998

Accrued fees to affiliates	173,566

Accrued other operating expenses	54,404

Trustee deferred compensation and retirement plans	93,908

Total liabilities	27,343,993

Net assets applicable to shares outstanding	$432,673,175

Net assets consist of:
Shares of beneficial interest	$419,429,915

Undistributed net investment income	1,077,451

Undistributed net realized gain (loss)	(30,725,764)

Unrealized appreciation	42,891,573

$432,673,175

Net Assets:
Class A	$163,047,369

Class B	$217,489,367

Class C	$27,394,222

Class Y	$24,742,217

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	13,278,583

Class B	17,586,830

Class C	2,216,788

Class Y	2,007,364

Class A:
Net asset value per share	$12.28

Maximum offering price per share (Net asset value of $12.28 divided by 95.25%)	$12.89

Class B:
Net asset value and offering price per share	$12.37

Class C:
Net asset value and offering price per share	$12.36

Class Y:
Net asset value and offering price per share	$12.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco California Tax-Free Income Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Interest	$21,704,836

Expenses:
Advisory fees	2,007,542

Administrative services fees	125,700

Custodian fees	6,580

Distribution fees:

Class A	368,484

Class B	552,642

Class C	190,246

Interest, facilities and maintenance fees	226,938

Transfer agent fees	180,717

Trustees’ and officers’ fees and benefits	49,065

Other	96,500

Total expenses	3,804,414

Less: Expense offset arrangement(s)	(156)

Net expenses	3,804,258

Net investment income	17,900,578

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(930,630)

Change in net unrealized appreciation of investment securities	32,828,385

Net realized and unrealized gain	31,897,755

Net increase in net assets resulting from operations	$49,798,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	2012	2011

Operations:
Net investment income	$17,900,578	$14,877,980

Net realized gain (loss)	(930,630)	(6,917,277)

Change in net unrealized appreciation (depreciation)	32,828,385	(2,277,744)

Net increase in net assets resulting from operations	49,798,333	5,682,959

Distributions to shareholders from net investment income:
Class A	(6,564,668)	(2,485,113)

Class B	(9,274,169)	(10,580,607)

Class C	(935,612)	(701,576)

Class Y	(1,087,150)	(1,184,834)

Total distributions from net investment income	(17,861,599)	(14,952,130)

Share transactions–net:
Class A	3,515,850	121,086,985

Class B	(20,479,447)	(24,979,384)

Class C	3,695,906	4,897,332

Class Y	(1,352,895)	(1,665,056)

Net increase (decrease) in net assets resulting from share transactions	(14,620,586)	99,339,877

Net increase in net assets	17,316,148	90,070,706

Net assets:
Beginning of year	415,357,027	325,286,321

End of year (includes undistributed net investment income of $1,077,451 and $1,267,924, respectively)	$432,673,175	$415,357,027

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities

19        Invesco California Tax-Free Income Fund

with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

20        Invesco California Tax-Free Income Fund

J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.47%

Next $250 million	0.445%

Next $250 million	0.42%

Next $250 million	0.395%

Over $1.25 billion	0.37%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective July 1, 2012, the Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.00%, 2.00% and 1.25% of average daily net assets, respectively. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.85%, 1.35%, 1.35% and 0.60% of average daily net assets, respectively. In determining the Adviser’s obligation to

21        Invesco California Tax-Free Income Fund

waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the year ended August 31, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $27,434 in front-end sales commissions from the sale of Class A shares and $4,744, $16,150 and $342 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$452,451,791	$—	$452,451,791

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2012, the Fund engaged in securities purchases of $1,000,075.

22        Invesco California Tax-Free Income Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $156.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended August 31, 2012 were $23,188,846 and 0.98%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$17,861,599	$14,952,130

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$805,743

Net unrealized appreciation — investments	43,065,535

Temporary book/tax differences	(92,338)

Capital loss carryforward	(30,535,680)

Shares of beneficial interest	419,429,915

Total net assets	$432,673,175

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBS and market discount.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

23        Invesco California Tax-Free Income Fund

  The Fund has a capital loss carryforward as of August 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2015	$803,874	$—	$803,874

August 31, 2016	4,399,730	—	4,399,730

August 31, 2017	9,460,903	—	9,460,903

August 31, 2018	6,678,871	—	6,678,871

August 31, 2019	1,906,728	—	1,906,728

Not subject to expiration	417,225	6,868,349	7,285,574

	$23,667,331	$6,868,349	$30,535,680

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Van Kampen California Insured Tax Free Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $78,009,459 and $90,706,156, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$43,101,414

Aggregate unrealized (depreciation) of investment securities	(35,879)

Net unrealized appreciation of investment securities	$43,065,535

Cost of investments for tax purposes is $409,386,256.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond amortization and taxable income, on August 31, 2012, undistributed net investment income was decreased by $229,452, undistributed net realized gain (loss) was increased by $21,569 and shares of beneficial interest was increased by $207,883. This reclassification had no effect on the net assets of the Fund.

24        Invesco California Tax-Free Income Fund

NOTE 11—Share Information

	Summary of Share Activity

	For the years ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	1,639,489	$21,137,398	432,719	$4,969,152

Class B	22,625	315,968	59,636	658,621

Class C	1,218,195	14,630,674	165,169	1,907,834

Class Y	217,431	2,652,455	24,439	277,898

Issued as reinvestment of dividends:
Class A	338,136	4,039,533	128,377	1,432,340

Class B	388,933	4,693,892	484,791	5,409,350

Class C	42,402	511,702	34,194	381,591

Class Y	42,726	513,795	52,335	582,229

Issued in connection with acquisitions:(b)
Class A	—	—	11,299,147	125,271,435

Class B	—	—	325,145	3,632,906

Class C	—	—	725,528	8,098,467

Class Y	—	—	112,963	1,257,024

Reacquired:
Class A	(1,827,423)	(21,661,081)	(946,367)	(10,585,942)

Class B	(2,128,577)	(25,489,307)	(3,121,803)	(34,680,261)

Class C	(953,703)	(11,446,470)	(498,429)	(5,490,560)

Class Y	(378,170)	(4,519,145)	(341,225)	(3,782,207)

Net increase (decrease) in share activity	(1,377,936)	$(14,620,586)	8,936,619	$99,339,877

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net asset of Invesco Van Kampen California Insured Tax Free Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Van Kampen California Insured Tax Free Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 12,462,783 shares of the Fund for 8,677,034 shares outstanding of Invesco Van Kampen California Insured Tax Free Fund as of the close of business on June 3, 2011. Each class of Invesco Van Kampen California Insured Tax Free Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Van Kampen California Insured Tax Free Fund to the net asset value of the Fund on the close of business, June 3, 2011. Invesco Van Kampen California Insured Tax Free Fund’s net assets at that date of $138,259,832 including $(2,892,055) of unrealized appreciation (depreciation), was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $275,128,915. The net assets of the Fund immediately after the acquisition were $413,388,747.

25        Invesco California Tax-Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

																Supplemental
																ratio of
																expenses
												Ratio of		Ratio of		to average net
				Net gains								expenses		expenses		assets
				(losses) on								to average		to average net		(excluding		Ratio of net
	Net asset			securities		Dividends	Distributions					net assets		assets without		interest,		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		facilities and		income to
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		maintenance		average		Portfolio
	of period	income		unrealized)	operations	income	gains	distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		fees)(b)		net assets		turnover(c)

Class A
Year ended 08/31/12	$11.34	$0.50	(d)	$0.94	$1.44	$(0.50)	$—	$(0.50)	$12.28	12.91%	$163,047	0.87	%(e)	0.87	%(e)	0.82	%(e)	4.21	%(e)	18%
Year ended 08/31/11	11.75	0.52	(d)	(0.41)	0.11	(0.52)	—	(0.52)	11.34	1.13	148,884	0.90		0.90		0.85		4.66		25
Eight months ended 08/31/10	11.21	0.37		0.52	0.89	(0.35)	—	(0.35)	11.75	8.05	26,015	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.23	0.51		0.97	1.48	(0.50)	—	(0.50)	11.21	14.74	24,377	0.86		0.92		0.85		4.65		19
Year ended 12/31/08	11.83	0.49		(1.56)	(1.07)	(0.49)	(0.04)	(0.53)	10.23	(9.28)	22,799	0.86		0.90		0.86		4.33		10
Year ended 12/31/07	12.16	0.50		(0.31)	0.19	(0.49)	(0.03)	(0.52)	11.83	1.62	24,645	1.00		1.04		0.84		4.12		5

Class B
Year ended 08/31/12	11.42	0.50	(d)	0.95	1.45	(0.50)	—	(0.50)	12.37	12.93 (g)	217,489	0.88	(e)(g)	0.88	(e)(g)	0.83	(e)(g)	4.20	(e)(g)	18
Year ended 08/31/11	11.83	0.52	(d)	(0.41)	0.11	(0.52)	—	(0.52)	11.42	1.16 (g)	220,478	0.89	(g)	0.89	(g)	0.84	(g)	4.67	(g)	25
Eight months ended 08/31/10	11.28	0.37		0.53	0.90	(0.35)	—	(0.35)	11.83	8.10	254,907	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.30	0.51		0.98	1.49	(0.51)	—	(0.51)	11.28	14.68	266,270	0.85		0.94		0.84		4.66		19
Year ended 12/31/08	11.91	0.50		(1.57)	(1.07)	(0.50)	(0.04)	(0.54)	10.30	(9.23)	267,308	0.85		0.89		0.85		4.34		10
Year ended 12/31/07	12.24	0.50		(0.30)	0.20	(0.50)	(0.03)	(0.53)	11.91	1.65	344,606	0.97		1.01		0.81		4.15		5

Class C
Year ended 08/31/12	11.41	0.44	(d)	0.95	1.39	(0.44)	—	(0.44)	12.36	12.37	27,394	1.38	(e)	1.38	(e)	1.33	(e)	3.70	(e)	18
Year ended 08/31/11	11.82	0.46	(d)	(0.40)	0.06	(0.47)	—	(0.47)	11.41	0.65	21,800	1.40		1.40		1.35		4.16		25
Eight months ended 08/31/10	11.27	0.34		0.52	0.86	(0.31)	—	(0.31)	11.82	7.76	17,528	1.38	(f)	1.41	(f)	1.34	(f)	4.38	(f)	15
Year ended 12/31/09	10.29	0.46		0.97	1.43	(0.45)	—	(0.45)	11.27	14.11	17,245	1.36		1.42		1.35		4.15		19
Year ended 12/31/08	11.90	0.44		(1.57)	(1.13)	(0.44)	(0.04)	(0.48)	10.29	(9.74)	17,105	1.36		1.40		1.36		3.83		10
Year ended 12/31/07	12.23	0.44		(0.30)	0.14	(0.44)	(0.03)	(0.47)	11.90	1.14	22,800	1.50		1.54		1.34		3.62		5

Class Y
Year ended 08/31/12	11.38	0.53	(d)	0.95	1.48	(0.53)	—	(0.53)	12.33	13.24	24,742	0.63	(e)	0.63	(e)	0.58	(e)	4.45	(e)	18
Year ended 08/31/11	11.79	0.55	(d)	(0.41)	0.14	(0.55)	—	(0.55)	11.38	1.40	24,195	0.65		0.65		0.60		4.91		25
Eight months ended 08/31/10	11.25	0.39		0.52	0.91	(0.37)	—	(0.37)	11.79	8.21	26,837	0.63	(f)	0.66	(f)	0.59	(f)	5.13	(f)	15
Year ended 12/31/09	10.26	0.54		0.98	1.52	(0.53)	—	(0.53)	11.25	15.10	27,388	0.61		0.67		0.60		4.90		19
Year ended 12/31/08	11.86	0.52		(1.56)	(1.04)	(0.52)	(0.04)	(0.56)	10.26	(9.02)	28,450	0.61		0.65		0.61		4.58		10
Year ended 12/31/07	12.20	0.53		(0.32)	0.21	(0.52)	(0.03)	(0.55)	11.86	1.80	49,024	0.76		0.80		0.60		4.36		5

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	For the year ended August 31, 2011 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $139,542,348 and sold of $13,399,363 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen California Insured Tax Free Income Fund into the Fund.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $156,248, $221,057, $25,366 and $24,466 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.25% for the years ended August 31, 2012 and 2011, respectively.

NOTE 13—Subsequent Event

Effective September 24, 2012, the maximum sales charge for Class A shares changed from 4.75% to 4.25%.

26        Invesco California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco California Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco California Tax-Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the eight month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 25, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 23, 2012
Houston, Texas

27        Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2]	(08/31/12)	Period[2]	Ratio
Class A	$1,000.00	$1,038.00	$4.53	$1,020.69	$4.49	0.88%

Class B	1,000.00	1,038.60	4.66	1,020.56	4.62	0.91

Class C	1,000.00	1,035.20	7.21	1,018.05	7.15	1.41

Class Y	1,000.00	1,040.00	3.38	1,021.82	3.35	0.66

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

28        Invesco California Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco California Tax-Free Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper California Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the

29        Invesco California Tax-Free Income Fund

Fund was above the performance of the Index for the one year period and below the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

30        Invesco California Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31        Invesco California Tax-Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco California Tax-Free Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	MS-CTFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2012

Invesco Equally-Weighted S&P 500 Fund
Nasdaq:
A: VADAX ▪ B: VADBX ▪ C: VADCX ▪ R: VADRX ▪ Y: VADDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
18	Financial Statements
20	Notes to Financial Statements
27	Financial Highlights
28	Auditor’s Report
29	Fund Expenses
30	Approval of Investment Advisory and Sub-Advisory Agreements
32	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;
■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and
■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Equally-Weighted S&P 500 Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
     In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2012, Invesco Equally-Weighted S&P 500 Fund, at net asset value, underperformed the S&P 500 Equal Weight Index but outperformed the Lipper Multi-Cap Core Funds Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The consumer discretionary sector contributed the most to the Fund’s overall positive performance for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.66%

Class B Shares	12.82

Class C Shares	12.80

Class R Shares	13.36

Class Y Shares	13.94

S&P 500 Index▼ (Broad Market Index)	18.00

S&P 500 Equal Weight Index▼ (Style-Specific Index)	14.22

Lipper Multi-Cap Core Funds Index▪ (Peer Group Index)	12.40

Source(s): ▼Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ▪Lipper Inc.

How we invest
The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 Index in approximately equal proportions. This approach differs from the S&P 500 Index because stocks in the S&P 500 Index are represented in proportion to their market value, or market capitalization. For example, the 50 largest companies in the S&P 500 Index represent approximately 50% of the S&P 500 Index’s value; however, these same 50 companies represent roughly 10% of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500 Index, including American Depositary Receipts. The sale of a security by the Fund is a function of Standard & Poor’s either adding a stock to the S&P 500 Index or deleting a stock from the index. Securities that are added to or deleted from the Fund are driven by changes to the S&P 500 Index, not by a stock selection model.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled very publicly to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade combined with the continuing eurozone debt-crisis saga to reignite global recession fears through October.
     As those negative headlines faded during the fall of 2011, signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter and into the spring of 2012. In late March, markets paused, and while company earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By May, the market went into steady decline as investors grew concerned about the real possibility of a Greek exit from the European Union and the potential collapse of the euro. Economic data and earnings in the US began to show signs of deceleration amid contagion from both European and Asian weakness.
     Toward the end of the reporting period, yet another European commitment to a lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement, along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the markets modestly higher as the reporting period ended.
     The Fund stayed true to its process by maintaining balanced exposure to all constituents of the S&P 500 Index. On an absolute basis, all sectors, except for the energy sector, posted positive returns for the reporting period. Sectors that contributed most to overall Fund performance were the consumer discretionary, financials, information technology (IT) and industrials sectors. The energy sector contributed the least to the Fund’s overall positive performance.
     The consumer discretionary sector delivered the strongest performance during the fiscal year. Three of the top contributors to Fund performance, PulteGroup, Lennar and Gap, were in the consumer discretionary sector. PulteGroup, a leading US homebuilder, experienced a sharp jump in new orders

Portfolio Composition
By sector

Consumer Discretionary	16.0%

Financials	15.9

Information Technology	13.8

Industrials	11.7

Health Care	10.1

Energy	9.4

Consumer Staples	8.0

Materials	6.0

Utilities	5.8

Telecommunication Services	1.9

Money Market Funds
Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*

1.	Tesoro Corp.	0.3%

2.	Constellation Brands, Inc. – Class A	0.3

3.	Sprint Nextel Corp.	0.3

4.	MetroPCS Communications, Inc.	0.3

5.	First Solar, Inc.	0.3

6.	PulteGroup Inc.	0.3

7.	Valero Energy Corp.	0.3

8.	Marathon Petroleum Corp.	0.3

9.	Gap, Inc. (The)	0.3

10.	Urban Outfitters, Inc.	0.3

Total Net Assets	$1.2 billion

Total Number of Holdings*	500
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Equally-Weighted S&P 500 Fund

as the company benefited from stabilization in the housing recovery during the reporting period.
     Also contributing to the Fund’s positive performance was materials company Sherwin-Williams. During the fiscal year, Sherwin-Williams and Choice Hotels (not a Fund holding) announced their preferred supply agreement. Under the agreement, Sherwin-Williams’ portfolio of paints and coatings will be used in all Choice Hotels brands.
     During the reporting period, the energy sector delivered negative performance and detracted from the overall positive performance of the Fund. Several coal producing companies, including Peabody Energy and Alpha Natural Resources, generated negative returns during the fiscal year.
     Also detracting from Fund performance was Cliffs Natural Resources. The international mining and natural resources company is an iron ore producer and a producer of metallurgical coal. During the reporting period, Cliffs Natural Resources completed its acquisition of Consolidated Thompson Iron Mining Limited (not a Fund holding).
     During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. These futures contracts added to the Fund’s performance.
     We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco Equally-Weighted S&P 500 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 1995. Mr. Murphy earned a BBA from the University of Massachusetts Amherst and an MS in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 1987. Mr. Orlando earned a BBA from Merrimack College and an MBA from Boston University.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in 1998. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5	Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 8/31/02*

1	Sources: Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

2	Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)		6.44%

10	Years	7.62

5	Years	1.23

1	Year	7.41

Class B Shares

Inception (12/1/87)		10.39%

10	Years	7.58

5	Years	1.32

1	Year	7.82

Class C Shares

Inception (7/28/97)		6.05%

10	Years	7.43

5	Years	1.62

1	Year	11.80

Class R Shares

Inception (3/31/08)		5.27%

1	Year	13.36

Class Y Shares

Inception (7/28/97)		7.09%

10	Years	8.49

5	Years	2.64

1	Year	13.94
Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)		6.29%

10	Years	6.31

5	Years	-0.28

1	Year	-6.03

Class B Shares

Inception (12/1/87)		10.33%

10	Years	6.27

5	Years	-0.20

1	Year	-6.21

Class C Shares

Inception (7/28/97)		5.91%

10	Years	6.13

5	Years	0.11

1	Year	-2.29

Class R Shares

Inception (3/31/08)		4.73%

1	Year	-0.83

Class Y Shares

Inception (7/28/97)		6.95%

10	Years	7.18

5	Years	1.10

1	Year	-0.30
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 0.56%, 1.31%, 1.31%, 0.81% and 0.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R and Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
■	Unless otherwise stated, information presented in this report is as of August 31, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Common stocks risk. In general, common stock values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.

■	Derivatives risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligations to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.

■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VADAX
Class B Shares	VADBX
Class C Shares	VADCX
Class R Shares	VADRX
Class Y Shares	VADDX

8	Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2012

	Shares	Value

Common Stocks & Other Equity Interests–98.61%
Advertising–0.38%
Interpublic Group of Cos., Inc. (The)	201,162	$2,140,364

Omnicom Group Inc.	45,372	2,330,759

		4,471,123

Aerospace & Defense–2.16%
Boeing Co. (The)	31,177	2,226,038

General Dynamics Corp.	34,039	2,229,895

Honeywell International Inc.	38,945	2,276,335

L-3 Communications Holdings, Inc.	32,656	2,293,757

Lockheed Martin Corp.	26,180	2,386,045

Northrop Grumman Corp.	36,482	2,440,281

Precision Castparts Corp.	13,297	2,141,881

Raytheon Co.	42,276	2,389,440

Rockwell Collins, Inc.	43,343	2,118,172

Textron Inc.	89,700	2,396,784

United Technologies Corp.	28,881	2,306,148

		25,204,776

Agricultural Products–0.16%
Archer-Daniels-Midland Co.	68,464	1,831,412

Air Freight & Logistics–0.72%
C.H. Robinson Worldwide, Inc.	37,647	2,131,197

Expeditors International of Washington, Inc.	55,401	2,028,231

FedEx Corp.	24,900	2,181,987

United Parcel Service, Inc.–Class B	28,455	2,100,263

		8,441,678

Airlines–0.18%
Southwest Airlines Co.	240,685	2,151,724

Aluminum–0.19%
Alcoa Inc.	255,940	2,190,846

Apparel Retail–1.34%
Abercrombie & Fitch Co.–Class A	67,804	2,440,266

Gap, Inc. (The)	83,102	2,976,713

Limited Brands, Inc.	50,948	2,476,073

Ross Stores, Inc.	33,807	2,339,106

TJX Cos., Inc. (The)	52,595	2,408,325

Urban Outfitters, Inc.(b)	78,892	2,961,606

		15,602,089

Apparel, Accessories & Luxury Goods–0.79%
Coach, Inc.	34,071	1,980,547

Fossil, Inc.(b)	28,635	2,432,543

Ralph Lauren Corp.	15,033	2,384,985

VF Corp.	15,611	2,383,488

		9,181,563

Application Software–0.94%
Adobe Systems Inc.(b)	68,897	2,154,409

Autodesk, Inc.(b)	66,522	2,065,508

Citrix Systems, Inc.(b)	28,274	2,196,607

Intuit Inc.	38,255	2,239,448

Salesforce.com, Inc.(b)	15,975	2,319,251

		10,975,223

Asset Management & Custody Banks–1.96%
Ameriprise Financial, Inc.	44,933	2,467,271

Bank of New York Mellon Corp. (The)	106,370	2,397,580

BlackRock, Inc.	12,538	2,211,327

Federated Investors, Inc.–Class B	108,487	2,302,094

Franklin Resources, Inc.	20,171	2,368,076

Invesco Ltd.(c)	95,556	2,262,766

Legg Mason, Inc.	85,180	2,093,724

Northern Trust Corp.	50,395	2,340,344

State Street Corp.	51,722	2,151,635

T. Rowe Price Group Inc.	37,084	2,278,441

		22,873,258

Auto Parts & Equipment–0.36%
BorgWarner, Inc.(b)	32,005	2,201,304

Johnson Controls, Inc.	74,018	2,014,030

		4,215,334

Automobile Manufacturers–0.16%
Ford Motor Co.	204,560	1,910,590

Automotive Retail–0.74%
AutoNation, Inc.(b)	58,586	2,355,157

AutoZone, Inc.(b)	5,652	2,043,989

CarMax, Inc.(b)	77,463	2,369,593

O’Reilly Automotive, Inc.(b)	22,230	1,888,439

		8,657,178

Biotechnology–1.07%
Alexion Pharmaceuticals, Inc.(b)	23,591	2,529,191

Amgen Inc.	31,661	2,656,991

Biogen Idec Inc.(b)	16,331	2,393,961

Celgene Corp.(b)	33,526	2,415,213

Gilead Sciences, Inc.(b)	43,928	2,534,207

		12,529,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Brewers–0.21%
Molson Coors Brewing Co.–Class B	55,941	$2,491,612

Broadcasting–0.61%
CBS Corp.–Class B	67,636	2,457,892

Discovery Communications, Inc.–Class A(b)	42,740	2,343,862

Scripps Networks Interactive–Class A	38,648	2,284,097

		7,085,851

Building Products–0.20%
Masco Corp.	161,526	2,287,208

Cable & Satellite–0.89%
Cablevision Systems Corp.–Class A	188,797	2,822,515

Comcast Corp.–Class A	72,038	2,415,434

DIRECTV(b)	49,446	2,575,642

Time Warner Cable Inc.	28,665	2,546,026

		10,359,617

Casinos & Gaming–0.35%
International Game Technology	157,558	1,936,388

Wynn Resorts Ltd.	20,924	2,158,729

		4,095,117

Coal & Consumable Fuels–0.48%
Alpha Natural Resources, Inc.(b)	233,970	1,389,782

CONSOL Energy Inc.	77,189	2,331,108

Peabody Energy Corp.	89,847	1,943,390

		5,664,280

Commercial Printing–0.19%
R. R. Donnelley & Sons Co.	202,282	2,221,056

Communications Equipment–1.37%
Cisco Systems, Inc.	130,341	2,486,906

F5 Networks, Inc.(b)	21,294	2,075,952

Harris Corp.	53,367	2,509,850

JDS Uniphase Corp.(b)	207,282	2,319,486

Juniper Networks, Inc.(b)	129,106	2,251,609

Motorola Solutions, Inc.	44,868	2,138,409

QUALCOMM, Inc.	37,109	2,280,719

		16,062,931

Computer & Electronics Retail–0.35%
Best Buy Co., Inc.	109,139	1,936,126

GameStop Corp.–Class A	114,587	2,186,320

		4,122,446

Computer Hardware–0.52%
Apple Inc.	3,757	2,499,307

Dell Inc.	179,918	1,905,331

Hewlett-Packard Co.	97,741	1,649,868

		6,054,506

Computer Storage & Peripherals–1.29%
EMC Corp.(b)	88,498	2,326,612

Lexmark International, Inc.–Class A	84,421	1,832,780

NetApp, Inc.(b)	71,895	2,481,815

SanDisk Corp.(b)	61,546	2,536,926

Seagate Technology PLC	91,271	2,921,585

Western Digital Corp.(b)	69,823	2,919,998

		15,019,716

Construction & Engineering–0.60%
Fluor Corp.	44,933	2,314,049

Jacobs Engineering Group, Inc.(b)	59,840	2,366,074

Quanta Services, Inc.(b)	96,743	2,321,832

		7,001,955

Construction & Farm Machinery & Heavy Trucks–0.92%
Caterpillar Inc.	24,892	2,124,034

Cummins Inc.	22,526	2,187,500

Deere & Co.	29,344	2,204,028

Joy Global Inc.	37,518	2,002,711

PACCAR Inc.	56,462	2,253,398

		10,771,671

Construction Materials–0.21%
Vulcan Materials Co.	63,704	2,479,360

Consumer Electronics–0.21%
Harman International Industries, Inc.	54,392	2,503,664

Consumer Finance–0.82%
American Express Co.	39,036	2,275,799

Capital One Financial Corp.	41,464	2,343,960

Discover Financial Services	66,441	2,573,260

SLM Corp.	150,076	2,363,697

		9,556,716

Data Processing & Outsourced Services–1.79%
Automatic Data Processing, Inc.	40,621	2,359,268

Computer Sciences Corp.	83,388	2,685,927

Fidelity National Information Services, Inc.	67,323	2,120,675

Fiserv, Inc.(b)	31,556	2,250,258

MasterCard, Inc.–Class A	5,234	2,213,459

Paychex, Inc.	70,319	2,338,810

Total System Services, Inc.	92,989	2,155,485

Visa Inc.–Class A	18,704	2,398,788

Western Union Co. (The)	134,605	2,370,394

		20,893,064

Department Stores–1.02%
JC Penney Co., Inc.	86,600	2,258,528

Kohl’s Corp.	48,371	2,524,966

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Department Stores–(continued)

Macy’s, Inc.	58,602	$2,362,247

Nordstrom, Inc.	44,712	2,585,695

Sears Holdings Corp.(b)	41,710	2,200,202

		11,931,638

Distillers & Vintners–0.70%
Beam Inc.	35,601	2,077,674

Brown-Forman Corp.–Class B	36,668	2,350,419

Constellation Brands, Inc.–Class A(b)	113,869	3,750,845

		8,178,938

Distributors–0.19%
Genuine Parts Co.	35,398	2,235,738

Diversified Banks–0.60%
Comerica Inc.	73,943	2,270,790

U.S. Bancorp	72,444	2,420,354

Wells Fargo & Co.	69,379	2,360,967

		7,052,111

Diversified Chemicals–0.97%
Dow Chemical Co. (The)	67,910	1,990,442

E. I. du Pont de Nemours and Co.	44,052	2,191,587

Eastman Chemical Co.	45,695	2,525,106

FMC Corp.	41,991	2,280,951

PPG Industries, Inc.	21,031	2,313,831

		11,301,917

Diversified Metals & Mining–0.40%
Freeport-McMoRan Copper & Gold Inc.	64,457	2,327,542

Titanium Metals Corp.	191,449	2,343,336

		4,670,878

Diversified REIT’s–0.18%
Vornado Realty Trust	26,386	2,141,752

Diversified Support Services–0.39%
Cintas Corp.	59,939	2,422,735

Iron Mountain Inc.	66,644	2,185,923

		4,608,658

Drug Retail–0.40%
CVS Caremark Corp.	48,576	2,212,637

Walgreen Co.	69,980	2,502,485

		4,715,122

Education Services–0.27%
Apollo Group, Inc.–Class A(b)	62,338	1,673,775

DeVry, Inc.	75,037	1,448,965

		3,122,740

Electric Utilities–2.40%
American Electric Power Co., Inc.	54,899	2,360,108

Duke Energy Corp.	31,397	2,033,898

Edison International	47,363	2,074,026

Entergy Corp.	32,899	2,239,764

Exelon Corp.	58,289	2,125,800

FirstEnergy Corp.	45,562	1,991,059

NextEra Energy, Inc.	32,574	2,192,556

Northeast Utilities	58,320	2,196,914

Pepco Holdings, Inc.	112,809	2,178,342

Pinnacle West Capital Corp.	42,698	2,193,396

PPL Corp.	78,213	2,293,987

Southern Co. (The)	46,023	2,086,223

Xcel Energy, Inc.	76,700	2,139,163

		28,105,236

Electrical Components & Equipment–0.78%
Cooper Industries PLC	31,451	2,300,641

Emerson Electric Co.	46,703	2,368,776

Rockwell Automation, Inc.	31,208	2,248,849

Roper Industries, Inc.	21,770	2,237,738

		9,156,004

Electronic Components–0.38%
Amphenol Corp.–Class A	39,747	2,419,400

Corning Inc.	166,078	1,991,275

		4,410,675

Electronic Equipment & Instruments–0.17%
FLIR Systems, Inc.	103,101	2,041,400

Electronic Manufacturing Services–0.63%
Jabil Circuit, Inc.	114,167	2,600,724

Molex Inc.	89,810	2,384,456

TE Connectivity Ltd. (Switzerland)	67,136	2,361,173

		7,346,353

Environmental & Facilities Services–0.59%
Republic Services, Inc.	82,944	2,293,401

Stericycle, Inc.(b)	24,909	2,279,672

Waste Management, Inc.	67,136	2,321,563

		6,894,636

Fertilizers & Agricultural Chemicals–0.65%
CF Industries Holdings, Inc.	12,787	2,647,037

Monsanto Co.	27,462	2,392,215

Mosaic Co. (The)	44,970	2,604,212

		7,643,464

Food Distributors–0.20%
Sysco Corp.	75,714	2,294,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Food Retail–0.55%
Kroger Co. (The)	101,094	$2,252,374

Safeway Inc.	119,681	1,873,008

Whole Foods Market, Inc.	23,980	2,320,065

		6,445,447

Footwear–0.17%
NIKE, Inc.–Class B	20,071	1,954,113

Gas Utilities–0.40%
AGL Resources Inc.	57,158	2,266,314

ONEOK, Inc.	52,824	2,352,253

		4,618,567

General Merchandise Stores–0.69%
Big Lots, Inc.(b)	56,536	1,720,956

Dollar Tree, Inc.(b)	40,865	1,968,467

Family Dollar Stores, Inc.	31,338	1,994,350

Target Corp.	36,833	2,360,627

		8,044,400

Gold–0.19%
Newmont Mining Corp.	43,369	2,197,941

Health Care Distributors–0.75%
AmerisourceBergen Corp.	58,839	2,266,478

Cardinal Health, Inc.	52,043	2,058,301

McKesson Corp.	24,661	2,148,220

Patterson Cos. Inc.	65,700	2,231,829

		8,704,828

Health Care Equipment–2.51%
Baxter International Inc.	43,078	2,527,817

Becton, Dickinson and Co.	29,764	2,261,469

Boston Scientific Corp.(b)	381,893	2,062,222

C.R. Bard, Inc.	21,890	2,147,628

CareFusion Corp.(b)	88,750	2,331,462

Covidien PLC	41,718	2,338,294

Edwards Lifesciences Corp.(b)	24,714	2,523,547

Intuitive Surgical, Inc.(b)	4,062	1,997,651

Medtronic, Inc.	58,414	2,375,113

St. Jude Medical, Inc.	55,955	2,112,861

Stryker Corp.	42,498	2,263,443

Varian Medical Systems, Inc.(b)	36,666	2,155,594

Zimmer Holdings, Inc.	35,770	2,209,871

		29,306,972

Health Care Facilities–0.21%
Tenet Healthcare Corp.(b)	465,942	2,418,239

Health Care Services–0.83%
DaVita, Inc.(b)	25,473	2,477,759

Express Scripts Holding Co.(b)	40,996	2,567,169

Laboratory Corp. of America Holdings(b)	25,447	2,238,064

Quest Diagnostics Inc.	39,339	2,378,829

		9,661,821

Health Care Supplies–0.18%
DENTSPLY International Inc.	58,602	2,125,495

Health Care Technology–0.17%
Cerner Corp.(b)	27,619	2,020,054

Home Entertainment Software–0.18%
Electronic Arts Inc.(b)	161,885	2,157,927

Home Furnishings–0.21%
Leggett & Platt, Inc.	104,635	2,484,035

Home Improvement Retail–0.39%
Home Depot, Inc. (The)	41,654	2,363,865

Lowe’s Cos., Inc.	78,101	2,224,316

		4,588,181

Homebuilding–0.73%
D.R. Horton, Inc.	136,544	2,592,970

Lennar Corp.–Class A	82,132	2,663,541

PulteGroup Inc.(b)	242,829	3,321,901

		8,578,412

Homefurnishing Retail–0.18%
Bed Bath & Beyond Inc.(b)	30,794	2,068,433

Hotels, Resorts & Cruise Lines–0.77%
Carnival Corp.	66,018	2,289,504

Marriott International Inc.–Class A	57,687	2,173,646

Starwood Hotels & Resorts Worldwide, Inc.	41,862	2,307,852

Wyndham Worldwide Corp.	42,984	2,241,186

		9,012,188

Household Appliances–0.23%
Whirlpool Corp.	35,846	2,704,939

Household Products–0.78%
Clorox Co. (The)	30,361	2,208,763

Colgate-Palmolive Co.	21,768	2,314,156

Kimberly-Clark Corp.	26,854	2,244,995

Procter & Gamble Co. (The)	34,749	2,334,785

		9,102,699

Housewares & Specialties–0.19%
Newell Rubbermaid Inc.	121,211	2,173,313

Human Resource & Employment Services–0.17%
Robert Half International, Inc.	77,107	2,027,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Hypermarkets & Super Centers–0.40%
Costco Wholesale Corp.	24,572	$2,404,861

Wal-Mart Stores, Inc.	31,963	2,320,514

		4,725,375

Independent Power Producers & Energy Traders–0.42%
AES Corp. (The)	173,753	1,979,047

NRG Energy, Inc.	136,886	2,921,147

		4,900,194

Industrial Conglomerates–0.79%
3M Co.	25,355	2,347,873

Danaher Corp.	42,333	2,267,779

General Electric Co.	113,572	2,352,076

Tyco International Ltd.	40,765	2,298,331

		9,266,059

Industrial Gases–0.56%
Air Products & Chemicals, Inc.	27,387	2,261,618

Airgas, Inc.	25,314	2,102,834

Praxair, Inc.	20,588	2,172,034

		6,536,486

Industrial Machinery–1.98%
Dover Corp.	38,471	2,224,008

Eaton Corp.	52,875	2,364,570

Flowserve Corp.	20,745	2,648,307

Illinois Tool Works Inc.	38,931	2,308,219

Ingersoll-Rand PLC	53,459	2,499,743

Pall Corp.	41,159	2,284,736

Parker Hannifin Corp.	26,831	2,145,943

Snap-on Inc.	34,799	2,415,747

Stanley Black & Decker Inc.	33,718	2,217,970

Xylem, Inc.	84,128	2,043,469

		23,152,712

Industrial REIT’s–0.20%
Prologis, Inc.	68,421	2,337,946

Insurance Brokers–0.41%
Aon PLC	46,614	2,422,063

Marsh & McLennan Cos., Inc.	68,186	2,329,916

		4,751,979

Integrated Oil & Gas–1.02%
Chevron Corp.	21,623	2,425,236

Exxon Mobil Corp.	26,973	2,354,743

Hess Corp.	48,761	2,463,893

Murphy Oil Corp.	47,611	2,443,873

Occidental Petroleum Corp.	25,638	2,179,486

		11,867,231

Integrated Telecommunication Services–1.04%
AT&T Inc.	63,114	2,312,497

CenturyLink Inc.	58,258	2,461,983

Frontier Communications Corp.	632,061	2,920,122

Verizon Communications Inc.	51,380	2,206,257

Windstream Corp.	232,970	2,299,414

		12,200,273

Internet Retail–0.90%
Amazon.com, Inc.(b)	9,980	2,477,335

Expedia, Inc.	45,571	2,340,527

Netflix Inc.(b)	33,220	1,983,898

Priceline.com Inc.(b)	3,384	2,045,865

TripAdvisor Inc.(b)	50,688	1,695,007

		10,542,632

Internet Software & Services–1.07%
Akamai Technologies, Inc.(b)	72,396	2,715,574

eBay Inc.(b)	53,120	2,521,607

Google Inc.–Class A(b)	3,756	2,573,198

VeriSign, Inc.(b)	54,775	2,611,672

Yahoo! Inc.(b)	139,336	2,041,272

		12,463,323

Investment Banking & Brokerage–0.81%
Charles Schwab Corp. (The)	177,285	2,391,575

E*TRADE Financial Corp.(b)	266,252	2,281,779

Goldman Sachs Group, Inc. (The)	23,064	2,438,326

Morgan Stanley	159,051	2,385,765

		9,497,445

IT Consulting & Other Services–0.99%
Accenture PLC–Class A	37,255	2,294,908

Cognizant Technology Solutions Corp.–Class A(b)	37,052	2,381,703

International Business Machines Corp.	11,174	2,177,254

SAIC, Inc.	189,288	2,311,206

Teradata Corp.(b)	31,758	2,425,676

		11,590,747

Leisure Products–0.41%
Hasbro, Inc.	63,205	2,370,820

Mattel, Inc.	68,810	2,417,983

		4,788,803

Life & Health Insurance–1.44%
Aflac, Inc.	53,656	2,477,834

Lincoln National Corp.	103,937	2,413,417

MetLife, Inc.	73,297	2,501,627

Principal Financial Group, Inc.	87,892	2,411,757

Prudential Financial, Inc.	45,457	2,477,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Life & Health Insurance–(continued)

Torchmark Corp.	45,907	$2,349,520

Unum Group	110,187	2,149,748

		16,781,764

Life Sciences Tools & Services–0.98%
Agilent Technologies, Inc.	55,065	2,046,215

Life Technologies Corp.(b)	52,117	2,486,502

PerkinElmer, Inc.	83,805	2,287,877

Thermo Fisher Scientific, Inc.	42,866	2,458,365

Waters Corp.(b)	27,679	2,219,579

		11,498,538

Managed Health Care–1.10%
Aetna Inc.	50,430	1,937,016

Cigna Corp.	48,598	2,224,330

Coventry Health Care, Inc.	67,198	2,797,453

Humana Inc.	27,459	1,924,327

UnitedHealth Group Inc.	37,595	2,041,409

WellPoint, Inc.	31,570	1,890,096

		12,814,631

Metal & Glass Containers–0.36%
Ball Corp.	52,991	2,234,630

Owens-Illinois, Inc.(b)	112,518	1,966,815

		4,201,445

Motorcycle Manufacturers–0.16%
Harley-Davidson, Inc.	44,813	1,880,353

Movies & Entertainment–0.84%
News Corp.–Class A	112,170	2,623,656

Time Warner Inc.	61,896	2,571,779

Viacom Inc.–Class B	45,772	2,289,058

Walt Disney Co. (The)	47,158	2,332,906

		9,817,399

Multi-Line Insurance–0.97%
American International Group, Inc.(b)	71,541	2,456,002

Assurant, Inc.	64,191	2,262,733

Genworth Financial Inc.–Class A(b)	405,317	2,144,127

Hartford Financial Services Group, Inc. (The)	127,001	2,277,128

Loews Corp.	54,692	2,223,230

		11,363,220

Multi-Sector Holdings–0.19%
Leucadia National Corp.	105,038	2,245,712

Multi-Utilities–2.57%
Ameren Corp.	65,581	2,145,810

CenterPoint Energy, Inc.	106,892	2,179,528

CMS Energy Corp.	92,555	2,135,244

Consolidated Edison, Inc.	35,034	2,123,761

Dominion Resources, Inc.	40,965	2,149,843

DTE Energy Co.	37,602	2,195,957

Integrys Energy Group, Inc.	39,303	2,121,969

NiSource Inc.	86,360	2,102,002

PG&E Corp.	48,361	2,099,351

Public Service Enterprise Group Inc.	68,292	2,162,125

SCANA Corp.	46,405	2,197,741

Sempra Energy	32,677	2,163,218

TECO Energy, Inc.	122,920	2,133,891

Wisconsin Energy Corp.	56,492	2,144,436

		30,054,876

Office Electronics–0.18%
Xerox Corp.	282,828	2,084,442

Office REIT’s–0.20%
Boston Properties, Inc.	20,727	2,324,118

Office Services & Supplies–0.38%
Avery Dennison Corp.	76,998	2,404,648

Pitney Bowes Inc.	152,703	2,040,112

		4,444,760

Oil & Gas Drilling–1.22%
Diamond Offshore Drilling, Inc.	36,282	2,431,619

Ensco PLC–Class A (United Kingdom)	38,983	2,236,455

Helmerich & Payne, Inc.	47,311	2,159,274

Nabors Industries Ltd.(b)	163,096	2,408,928

Noble Corp.(b)	68,400	2,608,776

Rowan Cos. PLC–Class A(b)	69,600	2,448,528

		14,293,580

Oil & Gas Equipment & Services–1.30%
Baker Hughes Inc.	55,556	2,533,353

Cameron International Corp.(b)	47,435	2,595,169

FMC Technologies, Inc.(b)	53,616	2,511,373

Halliburton Co.	77,989	2,554,920

National Oilwell Varco Inc.	32,746	2,580,385

Schlumberger Ltd.	33,786	2,445,431

		15,220,631

Oil & Gas Exploration & Production–3.47%
Anadarko Petroleum Corp.	34,156	2,365,986

Apache Corp.	26,281	2,253,596

Cabot Oil & Gas Corp.	66,098	2,737,118

Chesapeake Energy Corp.	118,768	2,298,161

ConocoPhillips	40,403	2,294,486

Denbury Resources Inc.(b)	145,373	2,251,828

Devon Energy Corp.	37,141	2,147,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Oil & Gas Exploration & Production–(continued)

EOG Resources, Inc.	23,227	$2,515,484

EQT Corp.	47,240	2,549,070

Marathon Oil Corp.	87,119	2,423,651

Newfield Exploration Co.(b)	74,677	2,436,711

Noble Energy, Inc.	25,689	2,258,063

Pioneer Natural Resources Co.	23,126	2,251,547

QEP Resources Inc.	82,944	2,379,663

Range Resources Corp.	38,525	2,511,445

Southwestern Energy Co.(b)	80,494	2,505,778

WPX Energy Inc.(b)	155,535	2,426,346

		40,606,797

Oil & Gas Refining & Marketing–1.30%
Marathon Petroleum Corp.	58,367	3,020,492

Phillips 66	67,888	2,851,296

Sunoco, Inc.	46,644	2,201,131

Tesoro Corp.	97,261	3,865,152

Valero Energy Corp.	102,520	3,204,775

		15,142,846

Oil & Gas Storage & Transportation–0.61%
Kinder Morgan Inc.	69,159	2,473,817

Spectra Energy Corp.	78,410	2,215,867

Williams Cos., Inc. (The)	74,245	2,395,886

		7,085,570

Other Diversified Financial Services–0.60%
Bank of America Corp.	288,441	2,304,644

Citigroup Inc.	78,523	2,332,918

JPMorgan Chase & Co.	64,744	2,404,592

		7,042,154

Packaged Foods & Meats–2.48%
Campbell Soup Co.	68,745	2,415,699

ConAgra Foods, Inc.	86,738	2,177,991

Dean Foods Co.(b)	136,117	2,235,041

General Mills, Inc.	57,083	2,245,074

H.J. Heinz Co.	40,689	2,267,191

Hershey Co. (The)	32,271	2,317,703

Hormel Foods Corp.	73,272	2,104,372

JM Smucker Co. (The)	28,786	2,445,947

Kellogg Co.	44,840	2,271,146

Kraft Foods Inc.–Class A	57,024	2,368,207

McCormick & Co., Inc.	39,078	2,400,952

Mead Johnson Nutrition Co.	26,771	1,963,118

Tyson Foods, Inc.–Class A	114,467	1,792,553

		29,004,994

Paper Packaging–0.35%
Bemis Co., Inc.	68,701	2,078,892

Sealed Air Corp.	139,514	1,990,865

		4,069,757

Paper Products–0.41%
International Paper Co.(d)	74,499	2,574,685

MeadWestvaco Corp.	77,906	2,240,577

		4,815,262

Personal Products–0.38%
Avon Products, Inc.	137,231	2,120,219

Estee Lauder Cos. Inc. (The)–Class A	39,639	2,376,358

		4,496,577

Pharmaceuticals–2.35%
Abbott Laboratories	35,238	2,309,498

Allergan, Inc.	23,836	2,052,995

Bristol-Myers Squibb Co.	63,444	2,094,286

Eli Lilly & Co.	52,506	2,358,044

Forest Laboratories, Inc.(b)	61,098	2,119,490

Hospira, Inc.(b)	66,501	2,233,104

Johnson & Johnson	34,623	2,334,629

Merck & Co., Inc.	56,697	2,440,806

Mylan Inc.(b)	101,188	2,385,001

Perrigo Co.	20,532	2,257,904

Pfizer Inc.	98,491	2,349,995

Watson Pharmaceuticals, Inc.(b)	30,759	2,502,245

		27,437,997

Property & Casualty Insurance–1.55%
ACE Ltd.	29,932	2,206,887

Allstate Corp. (The)	63,555	2,369,331

Berkshire Hathaway Inc.–Class B(b)	26,801	2,260,396

Chubb Corp. (The)	30,480	2,252,167

Cincinnati Financial Corp.	59,400	2,296,404

Progressive Corp. (The)	99,571	1,944,622

Travelers Cos., Inc. (The)	35,091	2,271,791

XL Group PLC	106,944	2,472,545

		18,074,143

Publishing–0.62%
Gannett Co., Inc.	171,431	2,616,037

McGraw-Hill Cos., Inc. (The)	50,105	2,565,376

Washington Post Co. (The)–Class B	5,988	2,110,770

		7,292,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Railroads–0.61%
CSX Corp.	103,444	$2,323,352

Norfolk Southern Corp.	32,820	2,378,137

Union Pacific Corp.	19,708	2,393,340

		7,094,829

Real Estate Services–0.20%
CBRE Group, Inc.–Class A(b)	134,274	2,324,283

Regional Banks–2.06%
BB&T Corp.	75,166	2,370,736

Fifth Third Bancorp	168,647	2,553,316

First Horizon National Corp.	273,945	2,454,547

Huntington Bancshares Inc.	350,017	2,310,112

KeyCorp	299,534	2,525,072

M&T Bank Corp.	27,280	2,370,632

PNC Financial Services Group, Inc.	36,740	2,283,758

Regions Financial Corp.	354,570	2,467,807

SunTrust Banks, Inc.	98,314	2,474,563

Zions Bancorp.	118,510	2,281,318

		24,091,861

Research & Consulting Services–0.41%
Dun & Bradstreet Corp. (The)	32,555	2,635,327

Equifax Inc.	46,544	2,130,785

		4,766,112

Residential REIT’s–0.55%
Apartment Investment & Management Co.–Class A	80,257	2,125,205

AvalonBay Communities, Inc.	15,392	2,178,276

Equity Residential	35,227	2,127,711

		6,431,192

Restaurants–0.87%
Chipotle Mexican Grill, Inc.(b)	5,353	1,545,090

Darden Restaurants, Inc.	43,594	2,264,709

McDonald’s Corp.	24,849	2,223,737

Starbucks Corp.	40,689	2,018,581

Yum! Brands, Inc.	33,760	2,151,187

		10,203,304

Retail REIT’s–0.40%
Kimco Realty Corp.	118,189	2,401,600

Simon Property Group, Inc.	14,478	2,297,659

		4,699,259

Semiconductor Equipment–0.78%
Applied Materials, Inc.	202,658	2,369,072

KLA-Tencor Corp.	46,072	2,363,954

Lam Research Corp.(b)	57,963	1,978,277

Teradyne, Inc.(b)	151,641	2,368,633

		9,079,936

Semiconductors–2.61%
Advanced Micro Devices, Inc.(b)	368,970	1,372,568

Altera Corp.	65,111	2,430,594

Analog Devices, Inc.	58,776	2,335,758

Broadcom Corp.–Class A(b)	64,022	2,274,702

First Solar, Inc.(b)	170,360	3,405,496

Intel Corp.(d)	82,567	2,050,139

Linear Technology Corp.	73,125	2,414,953

LSI Corp.(b)	330,396	2,573,785

Microchip Technology Inc.	68,122	2,367,239

Micron Technology, Inc.(b)	370,852	2,302,991

NVIDIA Corp.(b)	179,918	2,524,250

Texas Instruments Inc.	76,458	2,220,340

Xilinx, Inc.	66,400	2,251,624

		30,524,439

Soft Drinks–0.93%
Coca-Cola Co. (The)	57,963	2,167,816

Coca-Cola Enterprises, Inc.	80,942	2,390,217

Dr. Pepper Snapple Group, Inc.	51,139	2,291,539

Monster Beverage Corp.(b)	29,195	1,720,461

PepsiCo, Inc.	31,921	2,312,038

		10,882,071

Specialized Consumer Services–0.20%
H&R Block, Inc.	141,139	2,337,262

Specialized Finance–0.97%
CME Group Inc.	40,150	2,204,235

IntercontinentalExchange Inc.(b)	17,050	2,330,735

Moody’s Corp.	60,071	2,378,811

NASDAQ OMX Group, Inc. (The)	98,580	2,254,525

NYSE Euronext	88,642	2,220,482

		11,388,788

Specialized REIT’s–1.62%
American Tower Corp.	32,889	2,315,386

HCP, Inc.	52,280	2,397,561

Health Care REIT, Inc.	38,966	2,277,173

Host Hotels & Resorts Inc.	142,151	2,174,910

Plum Creek Timber Co., Inc.	58,367	2,388,961

Public Storage	15,720	2,288,203

Ventas, Inc.	37,408	2,449,850

Weyerhaeuser Co.	106,630	2,656,153

		18,948,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Specialty Chemicals–0.77%
Ecolab Inc.	32,770	$2,098,263

International Flavors & Fragrances Inc.	38,600	2,336,072

Sherwin-Williams Co. (The)	16,592	2,373,984

Sigma-Aldrich Corp.	30,842	2,190,707

		8,999,026

Specialty Stores–0.37%
Staples, Inc.	169,565	1,851,650

Tiffany & Co.	39,445	2,443,618

		4,295,268

Steel–0.70%
Allegheny Technologies, Inc.	71,966	2,133,072

Cliffs Natural Resources Inc.	44,712	1,602,478

Nucor Corp.	58,586	2,205,763

United States Steel Corp.	113,988	2,217,067

		8,158,380

Systems Software–1.19%
BMC Software, Inc.(b)	49,899	2,065,819

CA, Inc.	85,614	2,228,532

Microsoft Corp.	73,544	2,266,626

Oracle Corp.	80,286	2,541,052

Red Hat, Inc.(b)	39,106	2,191,500

Symantec Corp.(b)	149,664	2,668,509

		13,962,038

Thrifts & Mortgage Finance–0.41%
Hudson City Bancorp, Inc.	361,028	2,595,791

People’s United Financial Inc.	186,217	2,229,018

		4,824,809

Tires & Rubber–0.22%
Goodyear Tire & Rubber Co. (The)(b)	207,875	2,536,075

Tobacco–0.79%
Altria Group, Inc.	66,259	2,250,156

Lorillard, Inc.	17,705	2,222,154

Philip Morris International Inc.	25,968	2,318,942

Reynolds American Inc.	53,017	2,444,084

		9,235,336

Trading Companies & Distributors–0.40%
Fastenal Co.	54,149	2,333,280

W.W. Grainger, Inc.	11,477	2,363,803

		4,697,083

Trucking–0.17%
Ryder System, Inc.	50,829	2,033,668

Wireless Telecommunication Services–0.81%
Crown Castle International Corp.(b)	39,015	2,475,892

MetroPCS Communications, Inc.(b)	354,570	3,449,966

Sprint Nextel Corp.(b)	731,749	3,548,983

		9,474,841

Total Common Stocks & Other Equity Interests (Cost $631,627,538)		1,152,857,450

Money Market Funds–1.39%
Liquid Assets Portfolio–Institutional Class(e)	8,102,917	8,102,917

Premier Portfolio–Institutional Class(e)	8,102,917	8,102,917

Total Money Market Funds (Cost $16,205,834)		16,205,834

TOTAL INVESTMENTS–100.00% (Cost $647,833,372)		1,169,063,284

OTHER ASSETS LESS LIABILITIES–0.00%		(22,654)

NET ASSETS–100.00%		$1,169,040,630

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $629,962,506)	$1,150,594,684

Investments in affiliates (Cost $17,870,866)	18,468,600

Total investments, at value (Cost $647,833,372)	1,169,063,284

Receivable for:
Variation margin	105,806

Fund shares sold	574,940

Dividends	2,325,592

Investment for trustee deferred compensation and retirement plans	12,886

Other assets	46,048

Total assets	1,172,128,556

Liabilities:
Payable for:
Fund shares reacquired	1,843,364

Accrued fees to affiliates	986,575

Accrued other operating expenses	128,457

Trustee deferred compensation and retirement plans	129,530

Total liabilities	3,087,926

Net assets applicable to shares outstanding	$1,169,040,630

Net assets consist of:
Shares of beneficial interest	$646,279,525

Undistributed net investment income	9,153,063

Undistributed net realized gain (loss)	(7,777,837)

Unrealized appreciation	521,385,879

$1,169,040,630

Net Assets:
Class A	$730,648,326

Class B	$42,131,152

Class C	$77,691,345

Class R	$8,924,386

Class Y	$309,645,421

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	21,875,113

Class B	1,263,588

Class C	2,403,098

Class R	267,957

Class Y	9,203,455

Class A:
Net asset value per share	$33.40

Maximum offering price per share (Net asset value of $33.40 divided by 94.50%)	$35.34

Class B:
Net asset value and offering price per share	$33.34

Class C:
Net asset value and offering price per share	$32.33

Class R:
Net asset value and offering price per share	$33.31

Class Y:
Net asset value and offering price per share	$33.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $4,934)	$20,506,020

Dividends from affiliates	73,293

Total investment income	20,579,313

Expenses:
Advisory fees	1,276,202

Administrative services fees	281,218

Custodian fees	57,455

Distribution fees:

Class A	1,708,771

Class B	596,966

Class C	732,638

Class R	22,107

Transfer agent fees	1,477,833

Trustees’ and officers’ fees and benefits	83,137

Other	554,948

Total expenses	6,791,275

Less: Fees waived and expense offset arrangement(s)	(17,728)

Net expenses	6,773,547

Net investment income	13,805,766

Realized and unrealized gain from:
Net realized gain from:
Investment securities	48,075,246

Futures contracts	3,072,327

51,147,573

Change in net unrealized appreciation (depreciation) of:
Investment securities	71,842,552

Futures contracts	(515,930)

71,326,622

Net realized and unrealized gain	122,474,195

Net increase in net assets resulting from operations	$136,279,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	2012	2011

Operations:
Net investment income	$13,805,766	$12,202,732

Net realized gain	51,147,573	74,515,602

Change in net unrealized appreciation	71,326,622	88,290,896

Net increase in net assets resulting from operations	136,279,961	175,009,230

Distributions to shareholders from net investment income:
Class A	(11,216,679)	(8,801,770)

Class B	(345,338)	(420,658)

Class C	(365,417)	(250,401)

Class R	(19,599)	(1,842)

Class Y	(4,510,536)	(2,834,438)

Total distributions from net investment income	(16,457,569)	(12,309,109)

Share transactions–net:
Class A	15,259,422	(18,582,780)

Class B	(42,838,095)	(55,334,686)

Class C	1,457,548	1,679,975

Class R	7,253,744	995,638

Class Y	103,884,907	(6,087,350)

Net increase (decrease) in net assets resulting from share transactions	85,017,526	(77,329,203)

Net increase in net assets	204,839,918	85,370,918

Net assets:
Beginning of year	964,200,712	878,829,794

End of year (includes undistributed net investment income of $9,153,063 and $11,837,067, respectively)	$1,169,040,630	$964,200,712

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class R and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R and Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by

20        Invesco Equally-Weighted S&P 500 Fund

independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

21        Invesco Equally-Weighted S&P 500 Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective July 1, 2012, the Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 2.00%, 2.75%, 2.75%, 2.25% and 1.75% of average daily net assets, respectively. Prior to July 1, 2012, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.75%, 1.50%, 1.50%, 1.00% and 0.50% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

22        Invesco Equally-Weighted S&P 500 Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2012, the Adviser waived advisory fees of $17,123.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the year ended August 31, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $54,899 in front-end sales commissions from the sale of Class A shares and $27, $22,963 and $4,341 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,169,063,284	$—	$—	$1,169,063,284

Futures*	155,967	—	—	155,967

Total Investments	$1,169,219,251	$—	$—	$1,169,219,251

*	Unrealized appreciation.

23        Invesco Equally-Weighted S&P 500 Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Equity risk
Futures contracts(a)	$208,939	$(52,972)

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Equity risk	$3,072,327

Change in Unrealized Appreciation (Depreciation)
Equity risk	$(515,930)

Total	$2,556,397

*	The average notional value of futures outstanding during the period was $12,954,690.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

E-Mini S&P 500	264	September-2012	$18,547,320	$155,967

NOTE 5—Investments in Affiliates

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	08/31/11	at Cost	from Sales	Appreciation	Gain (Loss)	08/31/12	Income

Invesco, Ltd.	$1,615,707	$599,133	$(536,059)	$624,749	$(40,764)	$2,262,766	$57,295

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $605.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

24        Invesco Equally-Weighted S&P 500 Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$16,457,569	$12,309,109

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$9,114,336

Undistributed long-term gain	27,111,511

Net unrealized appreciation — investments	486,663,069

Temporary book/tax differences	(127,811)

Shares of beneficial interest	646,279,525

Total net assets	$1,169,040,630

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $23,943,880 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $359,704,737 and $281,171,876, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$509,424,787

Aggregate unrealized (depreciation) of investment securities	(22,761,718)

Net unrealized appreciation of investment securities	$486,663,069

Cost of investments for tax purposes is $682,400,215.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts distributions, on August 31, 2012, undistributed net investment income was decreased by $32,201 and undistributed net realized gain (loss) was increased by $32,201. This reclassification had no effect on the net assets of the Fund.

25        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	3,958,683	$123,974,664	3,133,592	$98,814,686

Class B	39,680	1,248,979	127,382	3,844,372

Class C	525,225	16,022,658	634,600	19,144,631

Class R	247,288	7,832,303	35,762	1,125,853

Class Y	4,809,146	151,977,766	2,142,366	68,697,799

Issued as reinvestment of dividends:
Class A	326,598	9,824,076	257,336	7,789,564

Class B	10,380	313,479	12,636	382,126

Class C	11,417	334,292	7,811	229,099

Class R	648	19,471	52	1,575

Class Y	133,786	4,047,035	83,013	2,528,575

Automatic conversion of Class B shares to Class A shares:
Class A	1,024,779	32,654,725	1,120,505	34,961,343

Class B	(1,025,555)	(32,654,725)	(1,126,176)	(34,961,343)

Reacquired:
Class A	(4,830,637)	(151,194,043)	(5,164,472)	(160,148,373)

Class B	(376,796)	(11,745,828)	(804,551)	(24,599,841)

Class C	(486,834)	(14,899,402)	(586,530)	(17,693,755)

Class R	(19,491)	(598,030)	(4,437)	(131,790)

Class Y	(1,648,309)	(52,139,894)	(2,424,226)	(77,313,724)

Net increase (decrease) in share activity	2,700,008	$85,017,526	(2,555,337)	$(77,329,203)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

26        Invesco Equally-Weighted S&P 500 Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/12	$29.89	$0.42	$3.61	$4.03	$(0.52)	$—	$(0.52)	$33.40	13.66%	$730,648	0.60	%(d)	0.60	%(d)	1.34	%(d)	27%
Year ended 08/31/11	25.26	0.39	4.65	5.04	(0.41)	—	(0.41)	29.89	19.91	639,478	0.56		0.56		1.26		22
Two months ended 08/31/10	24.74	0.08	0.44	0.52	—	—	—	25.26	2.10	556,910	0.65	(e)	0.65	(e)	1.81	(e)	0
Year ended 06/30/10	20.14	0.30	4.56	4.86	(0.26)	—	(0.26)	24.74	24.08	552,673	0.64		0.64		1.17		24
Year ended 06/30/09	33.39	0.37	(9.39)	(9.02)	(0.46)	(3.77)	(4.23)	20.14	(24.61)	486,937	0.75	(f)	0.75	(f)	1.62	(f)	39
Year ended 06/30/08	45.39	0.48	(7.81)	(7.33)	(0.48)	(4.19)	(4.67)	33.39	(17.31)	799,622	0.62	(f)	0.62	(f)	1.22	(f)	25

Class B
Year ended 08/31/12	29.70	0.18	3.61	3.79	(0.15)	—	(0.15)	33.34	12.82	42,131	1.35	(d)	1.35	(d)	0.59	(d)	27
Year ended 08/31/11	25.05	0.16	4.60	4.76	(0.11)	—	(0.11)	29.70	18.98	77,702	1.31		1.31		0.51		22
Two months ended 08/31/10	24.56	0.05	0.44	0.49	—	—	—	25.05	2.00	110,367	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	20.08	0.10	4.54	4.64	(0.16)	—	(0.16)	24.56	23.09	118,559	1.39	(f)	1.39	(f)	0.42	(f)	24
Year ended 06/30/09	33.02	0.20	(9.22)	(9.02)	(0.15)	(3.77)	(3.92)	20.08	(25.14)	155,328	1.50	(f)	1.50	(f)	0.87	(f)	39
Year ended 06/30/08	44.85	0.18	(7.74)	(7.56)	(0.08)	(4.19)	(4.27)	33.02	(17.96)	352,174	1.37	(f)	1.37	(f)	0.47	(f)	25

Class C
Year ended 08/31/12	28.81	0.18	3.49	3.67	(0.15)	—	(0.15)	32.33	12.80	77,691	1.35	(d)	1.35	(d)	0.59	(d)	27
Year ended 08/31/11	24.29	0.16	4.47	4.63	(0.11)	—	(0.11)	28.81	19.04	67,788	1.31		1.31		0.51		22
Two months ended 08/31/10	23.82	0.04	0.43	0.47	—	—	—	24.29	1.97	55,797	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	19.49	0.10	4.42	4.52	(0.19)	—	(0.19)	23.82	23.15	56,462	1.39		1.39		0.42		24
Year ended 06/30/09	32.33	0.19	(9.06)	(8.87)	(0.20)	(3.77)	(3.97)	19.49	(25.17)	51,534	1.50	(f)	1.50	(f)	0.87	(f)	39
Year ended 06/30/08	44.08	0.19	(7.58)	(7.39)	(0.17)	(4.19)	(4.36)	32.33	(17.89)	88,658	1.35	(f)	1.35	(f)	0.49	(f)	25

Class R
Year ended 08/31/12	29.77	0.35	3.59	3.94	(0.40)	—	(0.40)	33.31	13.36	8,924	0.85	(d)	0.85	(d)	1.09	(d)	27
Year ended 08/31/11	25.14	0.31	4.63	4.94	(0.31)	—	(0.31)	29.77	19.62	1,176	0.81		0.81		1.01		22
Two months ended 08/31/10	24.63	0.07	0.44	0.51	—	—	—	25.14	2.07	205	0.90	(e)	0.90	(e)	1.56	(e)	0
Year ended 06/30/10	20.10	0.23	4.56	4.79	(0.26)	—	(0.26)	24.63	23.78	208	0.89		0.89		0.92		24
Year ended 06/30/09	33.36	0.30	(9.35)	(9.05)	(0.44)	(3.77)	(4.21)	20.10	(24.78)	73	1.00	(f)	1.00	(f)	1.37	(f)	39
Year ended 06/30/08(g)	34.26	0.09	(0.99)	(0.90)	—	—	—	33.36	(2.63)	97	0.86	(e)(f)	0.86	(e)(f)	0.98	(e)(f)	25

Class Y
Year ended 08/31/12	30.13	0.50	3.63	4.13	(0.62)	—	(0.62)	33.64	13.94	309,645	0.35	(d)	0.35	(d)	1.59	(d)	27
Year ended 08/31/11	25.47	0.47	4.68	5.15	(0.49)	—	(0.49)	30.13	20.19	178,056	0.31		0.31		1.51		22
Two months ended 08/31/10	24.94	0.09	0.44	0.53	—	—	—	25.47	2.12	155,551	0.40	(e)	0.40	(e)	2.06	(e)	0
Year ended 06/30/10	20.27	0.36	4.59	4.95	(0.28)	—	(0.28)	24.94	24.39	151,901	0.39		0.39		1.42		24
Year ended 06/30/09	33.62	0.43	(9.46)	(9.03)	(0.55)	(3.77)	(4.32)	20.27	(24.41)	148,051	0.50	(f)	0.50	(f)	1.87	(f)	39
Year ended 06/30/08	45.68	0.59	(7.87)	(7.28)	(0.59)	(4.19)	(4.78)	33.62	(17.11)	351,338	0.37	(f)	0.37	(f)	1.47	(f)	25

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $690,566, $59,697, $73,293, $4,421 and $235,525 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
(e)	Annualized.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is less than 0.005%.
(g)	Commencement date of March 31, 2008.

NOTE 13—Subsequent Event

Effective September 24, 2012, the Fund began offering Class R6 Shares.

27        Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for each of the two years in the period then ended, the two month period ended August 31, 2010, and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 23, 2012
Houston, Texas

28        Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2]	(08/31/12)	Period[2]	Ratio
A	$1,000.00	$1,011.80	$3.08	$1,022.07	$3.10	0.61%

B	1,000.00	1,007.90	6.86	1,018.30	6.90	1.36

C	1,000.00	1,008.10	6.86	1,018.30	6.90	1.36

R	1,000.00	1,012.90	1.82	1,023.33	1.83	0.36

Y	1,000.00	1,010.60	4.35	1,020.81	4.37	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29        Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Equally-Weighted S&P 500 Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

30        Invesco Equally-Weighted S&P 500 Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was the same as the rate of one mutual fund with comparable investment strategies.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of expenses. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.
  The Board also considered use of an affiliated broker to execute certain trades for the Fund and that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

31        Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32        Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Equally-Weighted S&P 500 Fund

`

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	MS-EWSP-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2012

Invesco S&P 500 Index Fund
Nasdaq:
A: SPIAX    ▪    B: SPIBX    ▪    C: SPICX    ▪    Y: SPIDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
18	Financial Statements
20	Notes to Financial Statements
27	Financial Highlights
28	Auditor’s Report
29	Fund Expenses
30	Approval of Investment Advisory and Sub-Advisory Agreements
32	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This report contains information about your Fund, including a discussion from your portfolio managers about how they managed your Fund – and why it performed as it did – during the reporting period. This report also includes your Fund’s long-term performance and a complete list of your Fund’s investments as of the close of the reporting period. I hope you find this information helpful.
     For much of the reporting period, investors’ attention was focused on Europe, where eurozone governments struggled to reduce debt levels, strengthen their banks and stimulate their economies. European leaders disagreed whether the wiser path to restoring the Continent’s economic well-being was more stimulus or greater austerity. In the US, economic data were mixed. Economic growth, while positive, was relatively modest. Corporate earnings, which have grown strongly in recent years, have begun to slow. And job creation has been less robust than hoped. Later in this report, your Fund’s portfolio managers discuss how economic conditions and market trends affected your Fund’s performance.
     Economic conditions are always subject to sudden and unexpected change. That’s why you may find it helpful to work with a trusted, experienced financial adviser who understands your unique financial goals, needs and risk tolerances. Financial advisers can provide valuable insight and information, particularly when markets are turbulent, and they can recommend investments appropriate for specific investment goals, such as a child’s college education or your retirement. On a regular basis, a financial adviser also can determine whether your existing investments are still appropriate, given your changing needs, goals and circumstances.
     Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors: recent economic and market developments; retirement planning; legislative updates from Washington, DC; and general investor education. At invesco.com/us, you also can access information about your Invesco account at any time.
What we mean by Intentional Investing
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence – and it’s how Invesco’s investment professionals manage your money every day.
     This highly disciplined process begins when specialized teams of investment professionals clearly define an investment objective and then establish specific investment strategies to try to achieve that objective. While our investment teams closely monitor economic and market conditions – and issues specific to individual holdings that could affect their value – they maintain a long-term investment perspective. Intentional Investing is also:
■	How we manage and mitigate risk – by embedding risk controls and processes into every aspect of our business;

■	How we create products – by offering a diverse combination of investment strategies and vehicles designed to meet your needs; and

■	How we connect with you, our investors – by communicating clearly, by delivering expert insights from our portfolio managers and other investment professionals, and by providing a website full of tools and articles to help you stay informed.
     As a company, Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a truly diversified investment portfolio of Invesco funds, whatever your investment needs and goals may be – and allows him or her to find appropriate Invesco funds when your circumstances change. Of course, neither Intentional Investing nor diversification can guarantee a profit or protect against loss.
Have a question?
If you have questions about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco S&P 500 Index Fund

Bruce Crockett
Dear Fellow Shareholders:
One of our most important responsibilities as independent Trustees of the Invesco Funds is our annual review of the funds’ advisory and sub-advisory contracts with Invesco. This annual review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco has provided as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services.
     In our roles as Trustees, we spend months reviewing thousands of pages of detailed information that we request from Invesco in connection with our annual review. We focus on the quality and costs of the services to be provided by Invesco and its affiliates. Some of the most important things we look at are fund performance, expenses and fees. All of the Trustees have substantial personal investments in the Invesco Funds complex. We’re fund shareholders just like you.
     We also use information from many independent sources during the review process, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees. We also meet in private sessions with independent legal counsel and review performance and fee data on the Invesco Funds prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.
     I’m pleased to report that the Invesco Funds Board determined in June that renewing the investment advisory agreement and the sub-advisory contracts with Invesco would serve the best interests of each fund and its shareholders. For more detailed information about our assessment and conclusions with respect to each of the Invesco Funds, visit invesco.com/us, click on the “About Us” section and go to “Legal Information.” Information on the recent investment advisory renewal process can be found by clicking the last item under “Corporate Governance.”
     In much the same way we review your fund’s advisory contract each year, it’s a good idea for you to review your own investment plan with your financial adviser on a regular basis. Perhaps you need to reassess your original asset allocation because different investments may grow at varying paces, or perhaps you’re going through a significant life change. Regardless of your situation, a financial adviser can provide guidance and experience to help you reach your financial goals.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2012, Invesco S&P 500 Index Fund under performed the S&P 500 Index and the Lipper S&P 500 Objective Funds Index. The Fund seeks to provide investment results that, before expenses, correspond to the total return (appreciation and income) of the S&P 500 Index.
     The consumer discretionary, consumer staples, financials, health care and information technology (IT) sectors contributed the most to the Fund’s overall positive performance for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/11 to 8/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.26%

Class B Shares	16.47

Class C Shares	16.50

Class Y Shares	17.64

S&P 500 Index▼ (Broad Market/Style-Specific Index)	18.00

Lipper S&P 500 Objective Funds Index▪ (Peer Group Index)	17.70
Source(s): ▼ Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ▪Lipper Inc.

How we invest
The Fund normally invests at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The Fund’s assets are managed by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents 5% of the S&P 500 Index, the Fund typically invests 5% of its assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the US. The Fund may invest in foreign companies, including those in emerging market countries, that are included in the S&P 500 Index. Buy and sell decisions for the Fund are a function of changes in the S&P 500 Index rather than independent decisions made by the investment team.

Market conditions and your Fund
As the reporting period began, reports on employment and the economy were mixed at best, and sovereign debt issues abroad weighed heavily on investors. Equity indexes sold off precipitously as the US struggled very publicly to raise the nation’s debt ceiling. As a result, Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the down-grade combined with the continuing eurozone debt-crisis saga to reignite global recession fears through October.
     As those negative headlines faded during the fall of 2011, signs of muted growth remained. US equity markets rebounded with a nearly uninterrupted rally throughout the winter and into the spring of 2012. In late March, markets paused, and while company earnings still offered more positive surprises than disappointments, confidence began to wane in the absence of new growth drivers. By

May, the market went into steady decline as investors grew concerned about the real possibility of a Greek exit from the European Union and the potential collapse of the euro. Economic data and earnings in the US began to show signs of deceleration amid contagion from both European and Asian weakness.
     Toward the end of the reporting period, yet another European commitment to a lasting resolution to the economic crisis was coupled with an announcement that funds may be injected directly into large financial institutions. This announcement, along with a ruling by the US Supreme Court upholding the Affordable Care Act, provided some near-term clarity and resulted in risk taking that led the markets modestly higher as the reporting period ended.
     The Fund stayed true to its process by maintaining the same exposure to all constituents of the S&P 500 Index as the index itself. On an absolute basis, all sectors in the Fund posted positive returns for the fiscal year. Sectors that contributed most to overall Fund performance were the consumer discretionary, consumer staples, financials, health care and IT sectors. The materials and utilities sectors were the primary detractors at the sector level.
     Among individual stocks, Apple was the largest contributor during the reporting period. As part of a consortium, Apple acquired Nortel Network’s (not a Fund holding) patent portfolio. Also, in February 2012, the company acquired app search engine Chomp (not a Fund holding). In addition, AT&T contributed positively to the Fund’s performance. At the end of the reporting period, AT&T announced the repurchase of up to 300 million shares, this represents approximately 5% of the company’s outstanding shares.1 This repurchase announcement is in addition to the 300 million share

Portfolio Composition
By sector

Information Technology	20.0%

Financials	14.1

Health Care	11.6

Energy	11.1

Consumer Discretionary	11.0

Consumer Staples	11.0

Industrials	9.9

Utilities	3.5

Materials	3.4

Telecommunication Services	3.2

Money Market Funds Plus Other Assets Less Liabilities	1.2

Top 10 Equity Holdings*

1.	Apple Inc.	4.8

2.	Exxon Mobil Corp.	3.2

3.	Microsoft Corp.	1.8

4.	International Business Machines Corp.	1.8

5.	Chevron Corp.	1.7

6.	General Electric Co.	1.7

7.	AT&T Inc.	1.7

8.	Johnson & Johnson	1.4

9.	Procter & Gamble Co. (The)	1.4

10.	Wells Fargo & Co.	1.4

Total Net Assets	$524.0 million

Total Number of Holdings*	500

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
4 Invesco S&P 500 Index Fund

repurchase authorization approved by the Board of Directors in December 2010.1
     Holdings in the financials sector were also strong performers during the fiscal year. A top contributor in this sector included Wells Fargo.
     At the ending of the reporting period, Hewlett-Packard generated an $8.9 billion quarterly loss as the recent trend of lackluster personal computer sales continued. In addition, the company was affected by a huge write-down linked to its $13.9 billion purchase of Electronic Data Systems (not a Fund holding). Hewlett-Packard slightly reduced its full-year earnings outlook to the low end of its previous range due to a faltering PC market as well as tough economic conditions in both Europe and China. The company is undergoing a multi-year restructuring aimed at focusing the sprawling corporation on enterprise services. This recently announced plan calls for reducing its employee base by 8 percent.1
     Detracting from Fund performance were several energy sector companies, including Chesapeake Energy and Halliburton.
     During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, as a means to gain exposure to the equity market. These futures contracts contributed to the Fund’s performance.
     We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco S&P 500 Index Fund.

1	Source: Reuters
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr.
Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1995.
Mr. Murphy earned a BBA from the University of Massachusetts Amherst and an MS in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1987. Mr.
Orlando earned a BBA from Merrimack College and an MBA from Boston University.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco S&P 500 Index Fund. She joined Invesco in 1998. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5 Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 8/31/02*
1	Sources: Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

2	Source: Lipper Inc.
*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/12, including maximum applicable sales charges

Class A Shares

Inception (9/26/97)		3.56%

10	Years	5.34

5	Years	-0.30

1	Year	10.82

Class B Shares

Inception (9/26/97)		3.53%

10	Years	5.30

5	Years	-0.30

1	Year	11.47

Class C Shares

Inception (9/26/97)		3.18%

10	Years	5.17

5	Years	0.10

1	Year	15.50

Class Y Shares

Inception (9/26/97)		4.21%

10	Years	6.21

5	Years	1.10

1	Year	17.64

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P

Average Annual Total Returns
As of 6/30/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (9/26/97)		3.36%

10	Years	4.20

5	Years	-1.33

1	Year	-0.94

Class B Shares

Inception (9/26/97)		3.33%

10	Years	4.16

5	Years	-1.33

1	Year	-0.96

Class C Shares

Inception (9/26/97)		2.98%

10	Years	4.01

5	Years	-0.94

1	Year	3.02

Class Y Shares

Inception (9/26/97)		4.00%

10	Years	5.04

5	Years	0.05

1	Year	5.12

500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.61%, 1.36%, 1.27% and 0.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information
■	There turns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index).
■	Unless otherwise stated, information presented in this report is as of August 31, 2012,and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus,visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments.

Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Equity risk. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
■	Index risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling.

The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	SPDRs risk. SPDRs (Standard & Poor’s Depositary Receipts) have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR’s expenses.

■	Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

■	US government obligations risk. Obligations issued by US government agencies and instrumentalities may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■ The S&P 500 Index® is an unmanaged index considered representative of the US stock market.
■ The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
■ A direct investment can not be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	SPIAX
Class B Shares	SPIBX
Class C Shares	SPICX
Class Y Shares	SPIDX
8	Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2012

	Shares	Value

Common Stocks & Other Equity Interests–98.82%
Advertising–0.15%
Interpublic Group of Cos., Inc. (The)	18,041	$191,956

Omnicom Group Inc.	11,082	569,283

		761,239

Aerospace & Defense–2.33%
Boeing Co. (The)	30,502	2,177,843

General Dynamics Corp.	14,684	961,949

Honeywell International Inc.	31,729	1,854,560

L-3 Communications Holdings, Inc.	3,955	277,799

Lockheed Martin Corp.	10,827	986,773

Northrop Grumman Corp.	10,241	685,020

Precision Castparts Corp.	5,900	950,372

Raytheon Co.	13,573	767,146

Rockwell Collins, Inc.	5,856	286,183

Textron Inc.	11,462	306,265

United Technologies Corp.	37,112	2,963,393

		12,217,303

Agricultural Products–0.14%
Archer-Daniels-Midland Co.	26,815	717,301

Air Freight & Logistics–0.90%
C.H. Robinson Worldwide, Inc.	6,661	377,079

Expeditors International of Washington, Inc.	8,692	318,214

FedEx Corp.	12,842	1,125,345

United Parcel Service, Inc.–Class B	39,072	2,883,904

		4,704,542

Airlines–0.05%
Southwest Airlines Co.	31,261	279,473

Aluminum–0.07%
Alcoa Inc.	43,437	371,821

Apparel Retail–0.62%
Abercrombie & Fitch Co.–Class A	3,389	121,970

Gap, Inc. (The)	13,511	483,964

Limited Brands, Inc.	9,823	477,398

Ross Stores, Inc.	9,164	634,057

TJX Cos., Inc. (The)	30,173	1,381,622

Urban Outfitters, Inc.(b)	4,586	172,158

		3,271,169

Apparel, Accessories & Luxury Goods–0.35%
Coach, Inc.	11,695	679,830

Fossil, Inc.(b)	2,077	176,441

Ralph Lauren Corp.	2,629	417,091

VF Corp.	3,531	539,113

		1,812,475

Application Software–0.58%
Adobe Systems Inc.(b)	20,202	631,717

Autodesk, Inc.(b)	9,338	289,945

Citrix Systems, Inc.(b)	7,605	590,832

Intuit Inc.	11,958	700,021

Salesforce.com, Inc.(b)	5,617	815,476

		3,027,991

Asset Management & Custody Banks–1.09%
Ameriprise Financial, Inc.	8,879	487,546

Bank of New York Mellon Corp. (The)	48,569	1,094,745

BlackRock, Inc.	5,243	924,708

Federated Investors, Inc.–Class B	3,784	80,296

Franklin Resources, Inc.	5,741	673,993

Invesco Ltd.(c)	18,251	432,184

Legg Mason, Inc.	5,098	125,309

Northern Trust Corp.	9,783	454,323

State Street Corp.	19,895	827,632

T. Rowe Price Group Inc.	10,387	638,177

		5,738,913

Auto Parts & Equipment–0.21%
BorgWarner, Inc.(b)	4,697	323,060

Johnson Controls, Inc.	27,698	753,662

		1,076,722

Automobile Manufacturers–0.28%
Ford Motor Co.	155,410	1,451,529

Automotive Retail–0.23%
AutoNation, Inc.(b)	1,665	66,933

AutoZone, Inc.(b)	1,094	395,634

CarMax, Inc.(b)	9,289	284,151

O’Reilly Automotive, Inc.(b)	5,161	438,427

		1,185,145

Biotechnology–1.52%
Alexion Pharmaceuticals, Inc.(b)	7,788	834,951

Amgen Inc.	31,669	2,657,663

Biogen Idec Inc.(b)	9,738	1,427,493

Celgene Corp.(b)	17,937	1,292,182

Gilead Sciences, Inc.(b)	30,839	1,779,102

		7,991,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco S&P 500 Index Fund

	Shares	Value

Brewers–0.05%
Molson Coors Brewing Co.–Class B	6,437	$286,704

Broadcasting–0.33%
CBS Corp.–Class B	26,392	959,085

Discovery Communications, Inc.–Class A(b)	10,370	568,691

Scripps Networks Interactive–Class A	3,806	224,935

		1,752,711

Building Products–0.04%
Masco Corp.	14,541	205,901

Cable & Satellite–1.21%
Cablevision Systems Corp.–Class A	8,682	129,796

Comcast Corp.–Class A	109,793	3,681,359

DIRECTV(b)	26,672	1,389,344

Time Warner Cable Inc.	12,724	1,130,146

		6,330,645

Casinos & Gaming–0.09%
International Game Technology	11,994	147,406

Wynn Resorts Ltd.	3,275	337,882

		485,288

Coal & Consumable Fuels–0.11%
Alpha Natural Resources, Inc.(b)	9,018	53,567

CONSOL Energy Inc.	9,308	281,102

Peabody Energy Corp.	11,059	239,206

		573,875

Commercial Printing–0.02%
R. R. Donnelley & Sons Co.	7,303	80,187

Communications Equipment–1.91%
Cisco Systems, Inc.	218,143	4,162,168

F5 Networks, Inc.(b)	3,238	315,673

Harris Corp.	4,616	217,090

JDS Uniphase Corp.(b)	9,423	105,443

Juniper Networks, Inc.(b)	21,563	376,059

Motorola Solutions, Inc.	11,860	565,248

QUALCOMM, Inc.	69,808	4,290,400

		10,032,081

Computer & Electronics Retail–0.06%
Best Buy Co., Inc.	11,283	200,160

GameStop Corp.–Class A	5,351	102,097

		302,257

Computer Hardware–5.22%
Apple Inc.	38,077	25,330,343

Dell Inc.	60,539	641,108

Hewlett-Packard Co.	80,520	1,359,178

		27,330,629

Computer Storage & Peripherals–0.79%
EMC Corp.(b)	85,504	2,247,900

Lexmark International, Inc.–Class A	2,859	62,069

NetApp, Inc.(b)	14,777	510,102

SanDisk Corp.(b)	9,922	408,985

Seagate Technology PLC	15,411	493,306

Western Digital Corp.(b)	9,488	396,788

		4,119,150

Construction & Engineering–0.15%
Fluor Corp.	6,901	355,401

Jacobs Engineering Group, Inc.(b)	5,266	208,218

Quanta Services, Inc.(b)	8,664	207,936

		771,555

Construction & Farm Machinery & Heavy Trucks–0.96%
Caterpillar Inc.	26,563	2,266,621

Cummins Inc.	7,867	763,964

Deere & Co.	16,196	1,216,482

Joy Global Inc.	4,337	231,509

PACCAR Inc.	14,524	579,653

		5,058,229

Construction Materials–0.04%
Vulcan Materials Co.	5,297	206,159

Consumer Electronics–0.02%
Harman International Industries, Inc.	2,857	131,508

Consumer Finance–0.93%
American Express Co.	40,774	2,377,124

Capital One Financial Corp.	23,631	1,335,860

Discover Financial Services	21,594	836,336

SLM Corp.	19,861	312,811

		4,862,131

Data Processing & Outsourced Services–1.44%
Automatic Data Processing, Inc.	19,915	1,156,663

Computer Sciences Corp.	6,356	204,727

Fidelity National Information Services, Inc.	9,707	305,771

Fiserv, Inc.(b)	5,580	397,910

MasterCard, Inc.–Class A	4,322	1,827,774

Paychex, Inc.	13,121	436,404

Total System Services, Inc.	6,580	152,524

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco S&P 500 Index Fund

	Shares	Value

Data Processing & Outsourced Services–(continued)

Visa Inc.–Class A	20,276	$2,600,397

Western Union Co. (The)	24,959	439,528

		7,521,698

Department Stores–0.34%
JC Penney Co., Inc.	5,914	154,237

Kohl’s Corp.	9,748	508,846

Macy’s, Inc.	16,823	678,135

Nordstrom, Inc.	6,552	378,902

Sears Holdings Corp.(b)	1,593	84,031

		1,804,151

Distillers & Vintners–0.18%
Beam Inc.	6,407	373,913

Brown-Forman Corp.–Class B	6,064	388,702

Constellation Brands, Inc.–Class A(b)	6,198	204,162

		966,777

Distributors–0.08%
Genuine Parts Co.	6,384	403,213

Diversified Banks–1.94%
Comerica Inc.	8,000	245,680

U.S. Bancorp	77,134	2,577,047

Wells Fargo & Co.	216,393	7,363,854

		10,186,581

Diversified Chemicals–0.89%
Dow Chemical Co. (The)	48,677	1,426,723

E. I. du Pont de Nemours and Co.	38,157	1,898,311

Eastman Chemical Co.	6,217	343,551

FMC Corp.	5,632	305,930

PPG Industries, Inc.	6,228	685,205

		4,659,720

Diversified Metals & Mining–0.27%
Freeport-McMoRan Copper & Gold Inc.	38,649	1,395,615

Titanium Metals Corp.	3,382	41,396

		1,437,011

Diversified REIT’s–0.12%
Vornado Realty Trust	7,586	615,756

Diversified Support Services–0.08%
Cintas Corp.	4,520	182,699

Iron Mountain Inc.	6,984	229,075

		411,774

Drug Retail–0.69%
CVS Caremark Corp.	52,184	2,376,981

Walgreen Co.	35,132	1,256,321

		3,633,302

Education Services–0.03%
Apollo Group, Inc.–Class A(b)	4,108	110,300

DeVry, Inc.	2,421	46,749

		157,049

Electric Utilities–2.04%
American Electric Power Co., Inc.	19,721	847,806

Duke Energy Corp.	28,661	1,856,660

Edison International	13,255	580,436

Entergy Corp.	7,239	492,831

Exelon Corp.	34,711	1,265,910

FirstEnergy Corp.	17,030	744,211

NextEra Energy, Inc.	16,983	1,143,126

Northeast Utilities	12,734	479,690

Pepco Holdings, Inc.	9,329	180,143

Pinnacle West Capital Corp.	4,478	230,035

PPL Corp.	23,618	692,716

Southern Co. (The)	35,374	1,603,503

Xcel Energy, Inc.	19,828	553,003

		10,670,070

Electrical Components & Equipment–0.54%
Cooper Industries PLC	6,497	475,256

Emerson Electric Co.	29,873	1,515,159

Rockwell Automation, Inc.	5,833	420,326

Roper Industries, Inc.	3,936	404,581

		2,815,322

Electronic Components–0.22%
Amphenol Corp.–Class A	6,594	401,377

Corning Inc.	61,799	740,970

		1,142,347

Electronic Equipment & Instruments–0.02%
FLIR Systems, Inc.	6,314	125,017

Electronic Manufacturing Services–0.18%
Jabil Circuit, Inc.	7,357	167,593

Molex Inc.	5,626	149,370

TE Connectivity Ltd. (Switzerland)	17,411	612,345

		929,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco S&P 500 Index Fund

	Shares	Value

Environmental & Facilities Services–0.25%
Republic Services, Inc.	12,793	$353,727

Stericycle, Inc.(b)	3,495	319,862

Waste Management, Inc.	18,840	651,487

		1,325,076

Fertilizers & Agricultural Chemicals–0.60%
CF Industries Holdings, Inc.	2,683	555,408

Monsanto Co.	21,721	1,892,116

Mosaic Co. (The)	12,106	701,059

		3,148,583

Food Distributors–0.14%
Sysco Corp.	23,852	722,716

Food Retail–0.25%
Kroger Co. (The)	22,843	508,942

Safeway Inc.	9,753	152,634

Whole Foods Market, Inc.	6,616	640,098

		1,301,674

Footwear–0.28%
NIKE, Inc.–Class B	14,932	1,453,780

Gas Utilities–0.11%
AGL Resources Inc.	4,799	190,281

ONEOK, Inc.	8,510	378,950

		569,231

General Merchandise Stores–0.49%
Big Lots, Inc.(b)	2,587	78,748

Dollar Tree, Inc.(b)	9,406	453,087

Family Dollar Stores, Inc.	4,727	300,827

Target Corp.	26,924	1,725,559

		2,558,221

Gold–0.19%
Newmont Mining Corp.	20,178	1,022,621

Health Care Distributors–0.36%
AmerisourceBergen Corp.	10,200	392,904

Cardinal Health, Inc.	14,070	556,469

McKesson Corp.	9,567	833,381

Patterson Cos. Inc.	3,564	121,069

		1,903,823

Health Care Equipment–1.68%
Baxter International Inc.	22,420	1,315,606

Becton, Dickinson and Co.	8,224	624,860

Boston Scientific Corp.(b)	58,203	314,296

C.R. Bard, Inc.	3,429	336,419

CareFusion Corp.(b)	9,012	236,745

Covidien PLC	19,638	1,100,710

Edwards Lifesciences Corp.(b)	4,666	476,445

Intuitive Surgical, Inc.(b)	1,610	791,782

Medtronic, Inc.	42,374	1,722,927

St. Jude Medical, Inc.	12,779	482,535

Stryker Corp.	13,175	701,701

Varian Medical Systems, Inc.(b)	4,579	269,199

Zimmer Holdings, Inc.	7,199	444,754

		8,817,979

Health Care Facilities–0.02%
Tenet Healthcare Corp.(b)	16,850	87,451

Health Care Services–0.60%
DaVita, Inc.(b)	3,840	373,517

Express Scripts Holding Co.(b)	32,800	2,053,936

Laboratory Corp. of America Holdings(b)	3,944	346,875

Quest Diagnostics Inc.	6,490	392,450

		3,166,778

Health Care Supplies–0.04%
DENTSPLY International Inc.	5,798	210,293

Health Care Technology–0.08%
Cerner Corp.(b)	5,971	436,719

Home Entertainment Software–0.03%
Electronic Arts Inc.(b)	12,943	172,530

Home Furnishings–0.03%
Leggett & Platt, Inc.	5,739	136,244

Home Improvement Retail–0.94%
Home Depot, Inc. (The)	62,331	3,537,284

Lowe’s Cos., Inc.	47,917	1,364,676

		4,901,960

Homebuilding–0.12%
D.R. Horton, Inc.	11,408	216,638

Lennar Corp.–Class A	6,626	214,881

PulteGroup Inc.(b)	13,747	188,059

		619,578

Homefurnishing Retail–0.12%
Bed Bath & Beyond Inc.(b)	9,448	634,622

Hotels, Resorts & Cruise Lines–0.34%
Carnival Corp.	18,452	639,915

Marriott International Inc.–Class A	10,747	404,947

Starwood Hotels & Resorts Worldwide, Inc.	8,036	443,025

Wyndham Worldwide Corp.	5,982	311,901

		1,799,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco S&P 500 Index Fund

	Shares	Value

Household Appliances–0.05%
Whirlpool Corp.	3,162	$238,605

Household Products–2.15%
Clorox Co. (The)	5,320	387,030

Colgate-Palmolive Co.	19,433	2,065,922

Kimberly-Clark Corp.	15,967	1,334,841

Procter & Gamble Co. (The)	111,583	7,497,262

		11,285,055

Housewares & Specialties–0.04%
Newell Rubbermaid Inc.	11,804	211,646

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	5,784	152,119

Hypermarkets & Super Centers–1.30%
Costco Wholesale Corp.	17,605	1,723,001

Wal-Mart Stores, Inc.	70,269	5,101,530

		6,824,531

Independent Power Producers & Energy Traders–0.09%
AES Corp. (The)	26,252	299,010

NRG Energy, Inc.	9,232	197,011

		496,021

Industrial Conglomerates–2.65%
3M Co.	28,255	2,616,413

Danaher Corp.	23,413	1,254,234

General Electric Co.(d)	431,463	8,935,599

Tyco International Ltd.	18,848	1,062,650

		13,868,896

Industrial Gases–0.43%
Air Products & Chemicals, Inc.	8,632	712,831

Airgas, Inc.	2,853	236,999

Praxair, Inc.	12,131	1,279,820

		2,229,650

Industrial Machinery–0.88%
Dover Corp.	7,527	435,136

Eaton Corp.	13,751	614,945

Flowserve Corp.	2,216	282,894

Illinois Tool Works Inc.	19,438	1,152,479

Ingersoll-Rand PLC	12,164	568,789

Pall Corp.	4,698	260,786

Parker Hannifin Corp.	6,185	494,676

Snap-on Inc.	2,325	161,401

Stanley Black & Decker Inc.	6,931	455,921

Xylem, Inc.	7,571	183,900

		4,610,927

Industrial REIT’s–0.12%
Prologis, Inc.	18,747	640,585

Insurance Brokers–0.28%
Aon PLC	13,292	690,652

Marsh & McLennan Cos., Inc.	22,217	759,155

		1,449,807

Integrated Oil & Gas–5.63%
Chevron Corp.	80,351	9,012,168

Exxon Mobil Corp.	190,422	16,623,841

Hess Corp.	12,380	625,562

Murphy Oil Corp.	7,946	407,868

Occidental Petroleum Corp.	33,028	2,807,710

		29,477,149

Integrated Telecommunication Services–2.90%
AT&T Inc.	238,753	8,747,910

CenturyLink Inc.	25,297	1,069,051

Frontier Communications Corp.	40,658	187,840

Verizon Communications Inc.	115,692	4,967,815

Windstream Corp.	23,958	236,465

		15,209,081

Internet Retail–1.02%
Amazon.com, Inc.(b)	14,676	3,643,024

Expedia, Inc.	3,704	190,237

Netflix Inc.(b)	2,216	132,340

Priceline.com Inc.(b)	2,027	1,225,463

TripAdvisor Inc.(b)	3,925	131,252

		5,322,316

Internet Software & Services–2.03%
Akamai Technologies, Inc.(b)	7,288	273,373

eBay Inc.(b)	46,796	2,221,406

Google Inc.–Class A(b)	10,355	7,094,107

VeriSign, Inc.(b)	6,438	306,964

Yahoo! Inc.(b)	49,627	727,035

		10,622,885

Investment Banking & Brokerage–0.71%
Charles Schwab Corp. (The)	44,063	594,410

E*TRADE Financial Corp.(b)	10,308	88,339

Goldman Sachs Group, Inc. (The)	20,029	2,117,466

Morgan Stanley	62,015	930,225

		3,730,440

IT Consulting & Other Services–2.33%
Accenture PLC–Class A	26,242	1,616,507

Cognizant Technology Solutions Corp.–Class A(b)	12,399	797,008

International Business Machines Corp.	46,971	9,152,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco S&P 500 Index Fund

	Shares	Value

IT Consulting & Other Services–(continued)

SAIC, Inc.	11,228	$137,094

Teradata Corp.(b)	6,862	524,120

		12,227,028

Leisure Products–0.13%
Hasbro, Inc.	4,729	177,385

Mattel, Inc.	13,868	487,321

		664,706

Life & Health Insurance–0.85%
Aflac, Inc.	19,042	879,359

Lincoln National Corp.	11,621	269,840

MetLife, Inc.	43,247	1,476,020

Principal Financial Group, Inc.	12,221	335,344

Prudential Financial, Inc.	19,098	1,041,032

Torchmark Corp.	4,028	206,153

Unum Group	11,639	227,077

		4,434,825

Life Sciences Tools & Services–0.41%
Agilent Technologies, Inc.	14,149	525,777

Life Technologies Corp.(b)	7,307	348,617

PerkinElmer, Inc.	4,632	126,454

Thermo Fisher Scientific, Inc.	14,956	857,726

Waters Corp.(b)	3,650	292,693

		2,151,267

Managed Health Care–0.93%
Aetna Inc.	14,146	543,348

Cigna Corp.	11,740	537,340

Coventry Health Care, Inc.	5,788	240,954

Humana Inc.	6,624	464,210

UnitedHealth Group Inc.	42,246	2,293,958

WellPoint, Inc.	13,471	806,509

		4,886,319

Metal & Glass Containers–0.07%
Ball Corp.	6,399	269,846

Owens-Illinois, Inc.(b)	6,739	117,798

		387,644

Motorcycle Manufacturers–0.08%
Harley-Davidson, Inc.	9,408	394,760

Movies & Entertainment–1.58%
News Corp.–Class A	85,792	2,006,675

Time Warner Inc.	39,089	1,624,148

Viacom Inc.–Class B	21,493	1,074,865

Walt Disney Co. (The)	72,784	3,600,624

		8,306,312

Multi-Line Insurance–0.40%
American International Group, Inc.(b)	29,869	1,025,403

Assurant, Inc.	3,474	122,459

Genworth Financial Inc.–Class A(b)	20,014	105,874

Hartford Financial Services Group, Inc.	17,952	321,879

Loews Corp.	12,423	504,995

		2,080,610

Multi-Sector Holdings–0.03%
Leucadia National Corp.	8,020	171,468

Multi-Utilities–1.24%
Ameren Corp.	9,845	322,128

CenterPoint Energy, Inc.	17,399	354,766

CMS Energy Corp.	10,590	244,311

Consolidated Edison, Inc.	11,905	721,681

Dominion Resources, Inc.	23,271	1,221,262

DTE Energy Co.	6,943	405,471

Integrys Energy Group, Inc.	3,136	169,313

NiSource Inc.	11,568	281,565

PG&E Corp.	17,197	746,522

Public Service Enterprise Group Inc.	20,600	652,196

SCANA Corp.	4,707	222,924

Sempra Energy	9,761	646,178

TECO Energy, Inc.	8,745	151,813

Wisconsin Energy Corp.	9,346	354,774

		6,494,904

Office Electronics–0.08%
Xerox Corp.	54,882	404,480

Office REIT’s–0.13%
Boston Properties, Inc.	6,078	681,526

Office Services & Supplies–0.05%
Avery Dennison Corp.	4,248	132,665

Pitney Bowes Inc.	8,189	109,405

		242,070

Oil & Gas Drilling–0.32%
Diamond Offshore Drilling, Inc.	2,857	191,476

Ensco PLC–Class A (United Kingdom)	9,407	539,680

Helmerich & Payne, Inc.	4,367	199,310

Nabors Industries Ltd.(b)	11,821	174,596

Noble Corp.(b)	10,236	390,401

Rowan Cos. PLC–Class A(b)	5,106	179,629

		1,675,092

Oil & Gas Equipment & Services–1.59%
Baker Hughes Inc.	17,855	814,188

Cameron International Corp.(b)	9,990	546,553

FMC Technologies, Inc.(b)	9,699	454,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco S&P 500 Index Fund

	Shares	Value

Oil & Gas Equipment & Services–(continued)

Halliburton Co.	37,586	$1,231,317

National Oilwell Varco Inc.	17,355	1,367,574

Schlumberger Ltd.	54,304	3,930,524

		8,344,457

Oil & Gas Exploration & Production–2.40%
Anadarko Petroleum Corp.	20,342	1,409,090

Apache Corp.	15,915	1,364,711

Cabot Oil & Gas Corp.	8,500	351,985

Chesapeake Energy Corp.	26,971	521,889

ConocoPhillips	51,494	2,924,344

Denbury Resources Inc.(b)	15,898	246,260

Devon Energy Corp.	16,464	952,113

EOG Resources, Inc.	10,929	1,183,611

EQT Corp.	6,120	330,235

Marathon Oil Corp.	28,722	799,046

Newfield Exploration Co.(b)	5,536	180,640

Noble Energy, Inc.	7,239	636,308

Pioneer Natural Resources Co.	4,996	486,411

QEP Resources Inc.	7,275	208,720

Range Resources Corp.	6,560	427,646

Southwestern Energy Co.(b)	14,176	441,299

WPX Energy Inc.(b)	8,140	126,984

		12,591,292

Oil & Gas Refining & Marketing–0.56%
Marathon Petroleum Corp.	13,874	717,980

Phillips 66	25,461	1,069,362

Sunoco, Inc.	4,312	203,483

Tesoro Corp.	5,699	226,478

Valero Energy Corp.	22,513	703,756

		2,921,059

Oil & Gas Storage & Transportation–0.46%
Kinder Morgan Inc.	23,081	825,607

Spectra Energy Corp.	26,579	751,123

Williams Cos., Inc. (The)	25,477	822,143

		2,398,873

Other Diversified Financial Services–2.44%
Bank of America Corp.	438,849	3,506,404

Citigroup Inc.	119,403	3,547,463

JPMorgan Chase & Co.	155,015	5,757,257

		12,811,124

Packaged Foods & Meats–1.56%
Campbell Soup Co.	7,205	253,184

ConAgra Foods, Inc.	16,913	424,685

Dean Foods Co.(b)	7,551	123,987

General Mills, Inc.	26,358	1,036,660

H.J. Heinz Co.	13,012	725,029

Hershey Co. (The)	6,166	442,842

Hormel Foods Corp.	5,627	161,607

JM Smucker Co. (The)	4,646	394,771

Kellogg Co.	10,001	506,551

Kraft Foods Inc.–Class A	72,199	2,998,424

McCormick & Co., Inc.	5,407	332,206

Mead Johnson Nutrition Co.	8,347	612,086

Tyson Foods, Inc.–Class A	11,747	183,958

		8,195,990

Paper Packaging–0.05%
Bemis Co., Inc.	4,156	125,760

Sealed Air Corp.	7,873	112,348

		238,108

Paper Products–0.16%
International Paper Co.	17,798	615,099

MeadWestvaco Corp.	7,008	201,550

		816,649

Personal Products–0.16%
Avon Products, Inc.	17,583	271,658

Estee Lauder Cos. Inc. (The)–Class A	9,216	552,499

		824,157

Pharmaceuticals–6.00%
Abbott Laboratories	64,071	4,199,213

Allergan, Inc.	12,522	1,078,520

Bristol-Myers Squibb Co.	68,782	2,270,494

Eli Lilly & Co.	41,583	1,867,493

Forest Laboratories, Inc.(b)	10,783	374,062

Hospira, Inc.(b)	6,752	226,732

Johnson & Johnson	111,838	7,541,236

Merck & Co., Inc.	123,858	5,332,087

Mylan Inc.(b)	17,454	411,391

Perrigo Co.	3,804	418,326

Pfizer Inc.	304,932	7,275,677

Watson Pharmaceuticals, Inc.(b)	5,199	422,939

		31,418,170

Property & Casualty Insurance–2.04%
ACE Ltd.	13,791	1,016,811

Allstate Corp. (The)	20,008	745,898

Berkshire Hathaway Inc.–Class B(b)	71,612	6,039,756

Chubb Corp. (The)	10,992	812,199

Cincinnati Financial Corp.	6,639	256,664

Progressive Corp. (The)	24,827	484,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco S&P 500 Index Fund

	Shares	Value

Property & Casualty Insurance–(continued)

Travelers Cos., Inc. (The)	15,841	$1,025,546

XL Group PLC	12,692	293,439

		10,675,184

Publishing–0.15%
Gannett Co., Inc.	9,611	146,664

McGraw-Hill Cos., Inc. (The)	11,389	583,117

Washington Post Co. (The)–Class B	194	68,385

		798,166

Railroads–0.81%
CSX Corp.	42,316	950,417

Norfolk Southern Corp.	13,265	961,182

Union Pacific Corp.	19,391	2,354,843

		4,266,442

Real Estate Services–0.04%
CBRE Group, Inc.–Class A(b)	13,343	230,967

Regional Banks–0.95%
BB&T Corp.	28,450	897,313

Fifth Third Bancorp	37,466	567,235

First Horizon National Corp.	10,277	92,082

Huntington Bancshares Inc.	35,211	232,393

KeyCorp	38,813	327,194

M&T Bank Corp.	5,181	450,229

PNC Financial Services Group, Inc.	21,532	1,338,429

Regions Financial Corp.	57,517	400,318

SunTrust Banks, Inc.	21,914	551,575

Zions Bancorp.	7,548	145,299

		5,002,067

Research & Consulting Services–0.07%
Dun & Bradstreet Corp. (The)	1,934	156,557

Equifax Inc.	4,855	222,262

		378,819

Residential REIT’s–0.27%
Apartment Investment & Management Co.–Class A	5,755	152,392

AvalonBay Communities, Inc.	3,898	551,645

Equity Residential	12,206	737,243

		1,441,280

Restaurants–1.35%
Chipotle Mexican Grill, Inc.(b)	1,281	369,748

Darden Restaurants, Inc.	5,264	273,465

McDonald’s Corp.	41,383	3,703,364

Starbucks Corp.	30,887	1,532,304

Yum! Brands, Inc.	18,754	1,195,005

		7,073,886

Retail REIT’s–0.44%
Kimco Realty Corp.	16,570	336,702

Simon Property Group, Inc.	12,342	1,958,676

		2,295,378

Semiconductor Equipment–0.26%
Applied Materials, Inc.	52,193	610,136

KLA-Tencor Corp.	6,834	350,653

Lam Research Corp.(b)	8,173	278,944

Teradyne, Inc.(b)	7,629	119,165

		1,358,898

Semiconductors–1.91%
Advanced Micro Devices, Inc.(b)	23,989	89,239

Altera Corp.	13,113	489,508

Analog Devices, Inc.	12,107	481,132

Broadcom Corp.–Class A(b)	20,193	717,457

First Solar, Inc.(b)	2,385	47,676

Intel Corp.	204,873	5,086,997

Linear Technology Corp.	9,374	309,576

LSI Corp.(b)	23,166	180,463

Microchip Technology Inc.	7,873	273,587

Micron Technology, Inc.(b)	40,299	250,257

NVIDIA Corp.(b)	25,198	353,528

Texas Instruments Inc.	46,599	1,353,235

Xilinx, Inc.	10,738	364,126

		9,996,781

Soft Drinks–2.40%
Coca-Cola Co. (The)	183,732	6,871,577

Coca-Cola Enterprises, Inc.	12,210	360,561

Dr. Pepper Snapple Group, Inc.	8,592	385,008

Monster Beverage Corp.(b)	6,195	365,071

PepsiCo, Inc.	63,687	4,612,849

		12,595,066

Specialized Consumer Services–0.04%
H&R Block, Inc.	11,174	185,041

Specialized Finance–0.35%
CME Group Inc.	13,615	747,463

IntercontinentalExchange Inc.(b)	2,975	406,682

Moody’s Corp.	8,041	318,424

NASDAQ OMX Group, Inc. (The)	5,016	114,716

NYSE Euronext	10,331	258,792

		1,846,077

Specialized REIT’s–1.01%
American Tower Corp.	16,067	1,131,117

HCP, Inc.	17,082	783,380

Health Care REIT, Inc.	8,681	507,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco S&P 500 Index Fund

	Shares	Value

Specialized REIT’s–(continued)

Host Hotels & Resorts Inc.	29,254	$447,586

Plum Creek Timber Co., Inc.	6,615	270,752

Public Storage	5,825	847,887

Ventas, Inc.	11,742	768,984

Weyerhaeuser Co.	21,885	545,155

		5,302,179

Specialty Chemicals–0.35%
Ecolab Inc.	11,898	761,829

International Flavors & Fragrances Inc.	3,347	202,560

Sherwin-Williams Co. (The)	3,490	499,349

Sigma-Aldrich Corp.	4,948	351,457

		1,815,195

Specialty Stores–0.12%
Staples, Inc.	28,064	306,459

Tiffany & Co.	5,203	322,326

		628,785

Steel–0.18%
Allegheny Technologies, Inc.	4,403	130,505

Cliffs Natural Resources Inc.	5,821	208,625

Nucor Corp.	12,889	485,271

United States Steel Corp.	5,878	114,327

		938,728

Systems Software–3.05%
BMC Software, Inc.(b)	6,596	273,074

CA, Inc.	14,410	375,092

Microsoft Corp.	304,469	9,383,735

Oracle Corp.	158,025	5,001,491

Red Hat, Inc.(b)	7,816	438,009

Symantec Corp.(b)	29,350	523,311

		15,994,712

Thrifts & Mortgage Finance–0.06%
Hudson City Bancorp, Inc.	21,505	154,621

People’s United Financial Inc.	14,493	173,481

		328,102

Tires & Rubber–0.02%
Goodyear Tire & Rubber Co. (The)(b)	9,924	121,073

Tobacco–1.97%
Altria Group, Inc.	82,862	2,813,993

Lorillard, Inc.	5,314	666,960

Philip Morris International Inc.	69,453	6,202,153

Reynolds American Inc.	13,498	622,258

		10,305,364

Trading Companies & Distributors–0.20%
Fastenal Co.	12,003	517,209

W.W. Grainger, Inc.	2,472	509,133

		1,026,342

Trucking–0.02%
Ryder System, Inc.	2,089	83,581

Wireless Telecommunication Services–0.26%
Crown Castle International Corp.(b)	10,489	665,632

MetroPCS Communications, Inc.(b)	11,935	116,128

Sprint Nextel Corp.(b)	122,119	592,277

		1,374,037

Total Common Stocks & Other Equity Interests (Cost $343,266,282)		517,799,540

Money Market Funds–1.12%
Liquid Assets Portfolio–Institutional Class(e)	2,936,681	2,936,681

Premier Portfolio–Institutional Class(e)	2,936,680	2,936,680

Total Money Market Funds (Cost $5,873,361)		5,873,361

TOTAL INVESTMENTS–99.94% (Cost $349,139,643)		523,672,901

OTHER ASSETS LESS LIABILITIES–0.06%		324,569

NET ASSETS–100.00%		$523,997,470

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments, at value (Cost $342,842,268)	$517,367,356

Investments in affiliates, at value (Cost $6,297,375)	6,305,545

Total investments, at value (Cost $349,139,643)	523,672,901

Receivable for:
Variation margin	40,811

Fund shares sold	443,705

Dividends	1,252,849

Investment for trustee deferred compensation and retirement plans	9,785

Other assets	27,786

Total assets	525,447,837

Liabilities:
Payable for:
Fund shares reacquired	712,202

Accrued fees to affiliates	622,298

Accrued other operating expenses	80,976

Trustee deferred compensation and retirement plans	34,891

Total liabilities	1,450,367

Net assets applicable to shares outstanding	$523,997,470

Net assets consist of:
Shares of beneficial interest	$429,730,836

Undistributed net investment income	6,283,512

Undistributed net realized gain (loss)	(86,684,864)

Unrealized appreciation	174,667,986

$523,997,470

Net Assets:
Class A	$410,771,574

Class B	$19,911,514

Class C	$78,796,743

Class Y	$14,517,639

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	26,909,439

Class B	1,331,317

Class C	5,328,054

Class Y	940,857

Class A:
Net asset value per share	$15.26

Maximum offering price per share (Net asset value of $15.26 divided by 94.50%)	$16.15

Class B:
Net asset value and offering price per share	$14.96

Class C:
Net asset value and offering price per share	$14.79

Class Y:
Net asset value and offering price per share	$15.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $1,280)	$11,011,365

Dividends from affiliates	16,360

Total investment income	11,027,725

Expenses:
Advisory fees	602,752

Administrative services fees	142,987

Custodian fees	45,633

Distribution fees:

Class A	954,197

Class B	288,061

Class C	718,807

Transfer agent fees	920,543

Trustees’ and officers’ fees and benefits	48,071

Other	346,576

Total expenses	4,067,627

Less: Fees waived and expense offset arrangement(s)	(101,983)

Net expenses	3,965,644

Net investment income	7,062,081

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,096,094)

Futures contracts	1,056,526

(39,568)

Change in net unrealized appreciation of:
Investment securities	71,918,270

Futures contracts	65,424

71,983,694

Net realized and unrealized gain	71,944,126

Net increase in net assets resulting from operations	$79,006,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2012 and 2011

	2012	2011

Operations:
Net investment income	$7,062,081	$6,814,993

Net realized gain (loss)	(39,568)	(24,408,669)

Change in net unrealized appreciation	71,983,694	106,353,853

Net increase in net assets resulting from operations	79,006,207	88,760,177

Distributions to shareholders from net investment income:
Class A	(6,590,989)	(4,314,633)

Class B	(193,068)	(343,807)

Class C	(511,460)	(411,023)

Class Y	(356,716)	(330,849)

Total distributions from net investment income	(7,652,233)	(5,400,312)

Share transactions–net:
Class A	(13,332,452)	(22,350,952)

Class B	(22,284,272)	(37,810,809)

Class C	(331,841)	(9,480,958)

Class Y	(4,421,941)	(10,489,324)

Net increase (decrease) in net assets resulting from share transactions	(40,370,506)	(80,132,043)

Net increase in net assets	30,983,468	3,227,822

Net assets:
Beginning of year	493,014,002	489,786,180

End of year (includes undistributed net investment income of $6,283,512 and $6,743,781, respectively)	$523,997,470	$493,014,002

Notes to Financial Statements

August 31, 2012

NOTE 1—Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index).
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued.

20        Invesco S&P 500 Index Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

21        Invesco S&P 500 Index Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective July 1, 2012, the Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75% of average daily net assets, respectively. Prior to July 1, 2012, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.65%, 1.40%, 1.40% and 0.40% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

22        Invesco S&P 500 Index Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2012, the Adviser waived advisory fees of $101,615.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the year ended August 31, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2012, IDI advised the Fund that IDI retained $25,239 in front-end sales commissions from the sale of Class A shares and $4, $19,422 and $4,418 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$523,672,901	$—	$—	$523,672,901

Futures*	134,728	—	—	134,728

Total Investments	$523,807,629	$—	$—	$523,807,629

*	Unrealized appreciation.

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NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the year ended August 31, 2012.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	08/31/11	at Cost	from Sales	Appreciation	Gain (Loss)	08/31/12	Income

Invesco Ltd.	$371,380	$4,913	$(46,630)	$114,611	$(12,090)	$432,184	$11,037

NOTE 5—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Equity risk
Futures contracts(a)	$134,728	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Equity risk	$1,056,526

Change in Unrealized Appreciation
Equity risk	$65,424

Total	$1,121,950

*	The average notional value of futures outstanding during the period was $4,855,545.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

E-Mini S&P 500	101	September-2012	$7,095,755	$134,728

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $368.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

24        Invesco S&P 500 Index Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2012 and 2011:

	2012	2011

Ordinary income	$7,652,233	$5,400,312

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$6,282,809

Net unrealized appreciation — investments	148,081,072

Temporary book/tax differences	(33,586)

Capital loss carryforward	(60,063,661)

Shares of beneficial interest	429,730,836

Total net assets	$523,997,470

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2017	$12,322,416	$—	$12,322,416

August 31, 2018	19,847,353	—	19,847,353

August 31, 2019	10,267,726	—	10,267,726

Not subject to expiration	—	17,626,166	17,626,166

	$42,437,495	$17,626,166	$60,063,661

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2012 was $16,842,524 and $58,156,088, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$181,600,059

Aggregate unrealized (depreciation) of investment securities	(33,518,987)

Net unrealized appreciation of investment securities	$148,081,072

Cost of investments for tax purposes is $375,591,829.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and fair funds settlements, on August 31, 2012, undistributed net investment income was increased by $129,883, undistributed net realized gain was increased by $20,164,890 and shares of beneficial interest was decreased by $20,294,773. This reclassification had no effect on the net assets of the Trust.

25        Invesco S&P 500 Index Fund

NOTE 12—Share Information

	Summary of Share Activity

	For the years ended August 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	2,763,738	$39,469,371	3,081,251	$42,089,867

Class B	72,106	1,005,514	126,134	1,618,298

Class C	750,901	10,524,251	396,254	5,177,490

Class Y	636,341	9,308,878	363,427	5,144,798

Issued as reinvestment of dividends:
Class A	445,622	5,998,079	296,064	3,952,452

Class B	12,814	169,909	23,301	305,005

Class C	34,865	457,088	28,427	368,126

Class Y	26,089	354,294	24,456	329,428

Automatic conversion of Class B shares to Class A shares:
Class A	1,243,061	17,748,051	1,898,796	25,882,392

Class B	(1,267,736)	(17,748,051)	(1,942,798)	(25,882,392)

Reacquired:
Class A	(5,446,685)	(76,547,953)	(6,906,032)	(94,275,663)

Class B	(415,442)	(5,711,644)	(1,051,427)	(13,851,720)

Class C	(831,615)	(11,313,180)	(1,143,111)	(15,026,574)

Class Y	(977,353)	(14,085,113)	(1,149,798)	(15,963,550)

Net increase (decrease) in share activity	(2,953,294)	$(40,370,506)	(5,955,056)	$(80,132,043)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

26        Invesco S&P 500 Index Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)(c)	absorbed(d)		absorbed(d)		net assets(d)		turnover(e)

Class A
Year ended 08/31/12	$13.25	$0.22	$2.03	$2.25	$(0.24)	$15.26	17.26%	$410,772	0.65	%(f)	0.67	%(f)	1.55	%(f)	3%
Year ended 08/31/11	11.36	0.19	1.85	2.04	(0.15)	13.25	17.94	369,597	0.61		0.61		1.42		4
Year ended 08/31/10	11.09	0.18	0.33	0.51	(0.24)	11.36	4.44	335,583	0.60		0.69		1.47		7
Year ended 08/31/09	13.94	0.21	(2.83)	(2.62)	(0.23)	11.09	(18.43)	349	0.59		0.74		2.11	(g)	7
Year ended 08/31/08	16.01	0.23	(2.05)	(1.82)	(0.25)	13.94	(11.55)	444	0.59		0.66		1.50	(g)	10

Class B
Year ended 08/31/12	12.92	0.11	2.01	2.12	(0.08)	14.96	16.47	19,912	1.40	(f)	1.42	(f)	0.80	(f)	3
Year ended 08/31/11	11.10	0.09	1.80	1.89	(0.07)	12.92	17.02	37,840	1.36		1.36		0.67		4
Year ended 08/31/10	10.83	0.08	0.33	0.41	(0.14)	11.10	3.68	64,102	1.35		1.44		0.72		7
Year ended 08/31/09	13.54	0.13	(2.73)	(2.60)	(0.11)	10.83	(19.06)	110	1.34		1.49		1.36	(h)	7
Year ended 08/31/08	15.52	0.11	(1.99)	(1.88)	(0.10)	13.54	(12.20)	217	1.34		1.41		0.75	(h)	10

Class C
Year ended 08/31/12	12.79	0.11	1.99	2.10	(0.10)	14.79	16.50	78,797	1.40	(f)	1.42	(f)	0.80	(f)	3
Year ended 08/31/11	10.99	0.10	1.77	1.87	(0.07)	12.79	17.01 (i)	68,753	1.27	(i)	1.27	(i)	0.76	(i)	4
Year ended 08/31/10	10.74	0.08	0.33	0.41	(0.16)	10.99	3.71	66,933	1.35		1.44		0.72		7
Year ended 08/31/09	13.46	0.13	(2.72)	(2.59)	(0.13)	10.74	(19.01)	74	1.34		1.49		1.36	(j)	7
Year ended 08/31/08	15.46	0.11	(1.98)	(1.87)	(0.13)	13.46	(12.21)	104	1.33		1.40		0.76	(j)	10

Class Y
Year ended 08/31/12	13.40	0.26	2.06	2.32	(0.29)	15.43	17.64	14,518	0.40	(f)	0.42	(f)	1.80	(f)	3
Year ended 08/31/11	11.48	0.23	1.86	2.09	(0.17)	13.40	18.21	16,824	0.36		0.36		1.67		4
Year ended 08/31/10	11.20	0.21	0.33	0.54	(0.26)	11.48	4.72	23,168	0.35		0.44		1.72		7
Year ended 08/31/09	14.09	0.25	(2.87)	(2.62)	(0.27)	11.20	(18.22)	23	0.34		0.49		2.36	(k)	7
Year ended 08/31/08	16.17	0.27	(2.06)	(1.79)	(0.29)	14.09	(11.28)	74	0.34		0.41		1.75	(k)	10

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Net assets, end of period, for the years ended August 31, 2009 through August 31, 2008 are stated in millions.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios for all classes was 0.00% and 0.00% for the years ended 2009 and 2008, respectively. The rebate was less than 0.005% for the years ended 2009 and 2008.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s) of $385,217, 28,806, 71,894 and 16,377 for Class A, Class B, Class C and Class Y shares, respectively.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 1.96% and 1.43%, respectively, for the year ended August 31, 2009 through August 31, 2008, respectively.
(h)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 1.21% and 0.68%, respectively, for the year ended August 31, 2009 through August 31, 2008, respectively.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of .91% for the year ended August 31, 2011.
(j)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 1.21% and 0.69%, respectively, for the year ended August 31, 2009 through August 31, 2008, respectively.
(k)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 2.21% and 1.68%, respectively, for the year ended August 31, 2009 through August 31, 2008, respectively.

27        Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 23, 2012
Houston, Texas

28        Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/12)	(08/31/12)[1]	Period[2]	(08/31/12)	Period[2]	Ratio
Class A	$1,000.00	$1,038.10	$3.33	$1,021.87	$3.30	0.65%

Class B	1,000.00	1,035.30	7.16	1,018.10	7.10	1.40

Class C	1,000.00	1,035.00	7.16	1,018.10	7.10	1.40

Class Y	1,000.00	1,039.80	2.05	1,023.13	2.03	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2012 through August 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

29        Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco S&P 500 Index Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 19-20, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2012. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and independent legal counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees previously approved by a different board that, at the time, was responsible for overseeing Morgan Stanley and Van Kampen funds, which have become Invesco Funds following the acquisition of the retail mutual fund business of Morgan Stanley. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information or factor differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 20, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part because of such prior relationship and knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper S&P 500 Objective Funds Index. The Board noted that

30        Invesco S&P 500 Index Fund

performance of Class A shares of the Fund was in the fourth quintile of the performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was the same as the rate of the other mutual Fund managed by Invesco Advisers in a manner comparable to the Fund.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and were assisted in their review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers. The Board noted that Invesco Advisers proposes sharing economies of scale in administration expenses by lowering per class administrative fees.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2011. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.
  The Board also considered use of an affiliated broker to execute certain trades for the Fund and that such trades are executed in compliance with rules under the Investment Company Act of 1940, as amended.

31        Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2012:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32        Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	129	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	129	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	147	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1        Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee During
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Past 5 Years

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	129	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	147	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	129	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	129	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	147	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	129	Director of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	129	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	129	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	129	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	129	None

T-2        Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	147	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	129	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

T-3        Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

			Number of	Other Directorship(s)
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Funds in	Held by Trustee
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	During Past 5 Years

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco S&P 500 Index Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	MS-SPI-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2012	Fees Billed for	year end 2011
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2012	Requirement(1)	fiscal year end 2011	Requirement(1)
Audit Fees	$404,100	N/A	$421,750	N/A
Audit-Related Fees(2)	$0	0%	$25,500	0%
Tax Fees(3)	$104,700	0%	$194,500	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$508,800	0%	$641,750	0%
PWC billed the Registrant aggregate non-audit fees of $104,700 for the fiscal year ended 2012, and $220,000 for the fiscal year ended 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related Fees for the fiscal year ended August 31, 2011 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end August 31, 2012 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end August 31, 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2012 That Were	Provided for fiscal year	2011 That Were	Provided for fiscal year
	Required	end 2012 Pursuant to	Required	end 2011 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2012, and $0 for the fiscal year ended 2011, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of August 13, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 8, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 8, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	November 8, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.